UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01028

Ivy Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
March 31, 2006

Ivy Balanced Fund
Ivy Bond Fund
Ivy Cash Reserves Fund
Ivy Cundill Global Value Fund
Ivy Dividend Income Fund
Ivy European Opportunities Fund
Ivy Global Natural Resources Fund
Ivy International Fund
Ivy International Balanced Fund
Ivy International Value Fund
Ivy Mortgage Securities Fund
Ivy Pacific Opportunities Fund
Ivy Real Estate Securities Fund
Ivy Small Cap Value Fund
Ivy Value Fund

CONTENTS
3	President's Letter
5	Illustration of Fund Expenses
14	Ivy Balanced Fund
34	Ivy Bond Fund
56	Ivy Cash Reserves Fund
69	Ivy Cundill Global Value Fund
85	Ivy Dividend Income Fund
101	Ivy European Opportunities Fund
117	Ivy Global Natural Resources Fund
137	Ivy International Fund
155	Ivy International Balanced Fund
175	Ivy International Value Fund
192	Ivy Mortgage Securities Fund
213	Ivy Pacific Opportunities Fund
230	Ivy Real Estate Securities Fund
246	Ivy Small Cap Value Fund
262	Ivy Value Fund
278	Notes to Financial Statements
307	Report of Independent Registered Public Accounting Firm
308	Income Tax Information
315	Trustees and Officers
320	Annual Privacy Notice
321	Proxy Voting Information
321	Quarterly Portfolio Schedule Information
322	Householding Notice
322	IRA Disclosure

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus and current performance information.

President's Letter
      March 31, 2006

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended March 31, 2006. Stock prices rose during the period despite multiple market challenges. The S&P 500 Index advanced 11.73 percent, led by energy, financial and information technology stocks. Many international and small company stocks posted strong returns for the period as investors generally sought greater portfolio diversification. The Morgan Stanley Capital International EAFE Index climbed 24.41 percent.

Lackluster bond market

Bonds were flat for much of the past 12 months, amid tighter central bank monetary policies around the world. The Citigroup Broad Investment Grade Index returned 2.41 percent for the period. Within the U.S. fixed income market, there was a dramatic narrowing of the difference in income potential between money market securities (those maturing in less than a year) and bonds that mature in 10 to 30 years.

Overall, global financial markets contended with volatile energy prices, uncertainties regarding both Federal Reserve policy and U.S. government fiscal policy and negative news related to the Iraq war and Iran's nuclear ambitions. Several U.S. states faced issues related to rebuilding after the worst hurricane season in the nation's history last summer. Nevertheless, corporate profits have remained strong in many sectors even as growth in U.S. gross domestic product (GDP) slowed - we think temporarily - to 1.7 percent in 2005's calendar fourth quarter. Housing markets in the U.S. have cooled as mortgage rates have risen.

Many market professionals have one question in mind these days: how much more will the Federal Reserve have to tighten money before it becomes convinced that inflation is under control? We think that as it becomes clear that the U.S. economy is operating at a sustainable, non-inflationary rate, the two-year-long tightening cycle may end.

Energy's a wild card

This past winter, many Americans were fortunate to enjoy relatively mild weather - blunting the impact of high natural gas prices on consumer spending. Nevertheless, energy costs remain an economic wild card, as evidenced by a recent rebound in gasoline prices with the arrival of spring.

We believe that longer term, higher energy prices are here to stay, creating pain at the pump, but also investment opportunity both here and abroad. That is one reason why we believe that the best way to achieve your long-term financial goals is to develop and maintain a personal financial plan. Through appropriate diversification in multiple asset classes, you potentially take advantage of long-term change and provide greater balance to your portfolio.

Your goals, your plan

Your financial advisor can help you develop an appropriate investment strategy as part of a customized financial plan based on your individual goals. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your continued confidence in us as long-term stewards of your investments.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2006.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ivy Balanced Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,058.70	1.40%	$7.21
Class B	1,000	1,053.80	2.40	12.32
Class C	1,000	1,054.80	2.20	11.30
Class Y	1,000	1,059.50	1.26	6.49
Based on 5% Return(2)
Class A	$1,000	$1,017.96	1.40%	$7.06
Class B	1,000	1,012.98	2.40	12.08
Class C	1,000	1,013.96	2.20	11.08
Class Y	1,000	1,018.67	1.26	6.36

Ivy Bond Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$997.50	1.21%	$5.99
Class B	1,000	991.90	2.36	11.75
Class C	1,000	992.40	2.24	11.16
Class Y	1,000	997.00	1.30	6.49
Based on 5% Return(2)
Class A	$1,000	$1,018.92	1.21%	$6.06
Class B	1,000	1,013.17	2.36	11.88
Class C	1,000	1,013.75	2.24	11.28
Class Y	1,000	1,018.43	1.30	6.56

Ivy Cash Reserves Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,014.80	1.25%	$6.25
Class B	1,000	1,014.80	1.25	6.25
Class C	1,000	1,014.80	1.25	6.25
Based on 5% Return (2)
Class A	$1,000	$1,018.70	1.25%	$6.26
Class B	1,000	1,018.70	1.25	6.26
Class C	1,000	1,018.70	1.25	6.26

Ivy Cundill Global Value Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,080.90	1.58%	$8.22
Class B	1,000	1,076.10	2.46	12.77
Class C	1,000	1,076.70	2.25	11.63
Class Y	1,000	1,082.70	1.20	6.25
Class I	1,000	1,083.10	1.21	6.25
Advisor Class	1,000	1,083.30	1.08	5.62
Based on 5% Return (2)
Class A	$1,000	$1,017.05	1.58%	$7.97
Class B	1,000	1,012.65	2.46	12.38
Class C	1,000	1,013.71	2.25	11.28
Class Y	1,000	1,018.96	1.20	6.06
Class I	1,000	1,018.92	1.21	6.06
Advisor Class	1,000	1,019.54	1.08	5.45

Ivy Dividend Income Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,092.40	1.41%	$7.32
Class B	1,000	1,087.00	2.28	11.90
Class C	1,000	1,087.90	2.22	11.59
Class Y	1,000	1,093.00	1.31	6.80
Based on 5% Return(2)
Class A	$1,000	$1,017.92	1.41%	$7.06
Class B	1,000	1,013.54	2.28	11.48
Class C	1,000	1,013.86	2.22	11.18
Class Y	1,000	1,018.41	1.31	6.56

Ivy European Opportunities Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,148.70	1.71%	$9.13
Class B	1,000	1,144.90	2.42	12.98
Class C	1,000	1,145.10	2.42	12.98
Class Y	1,000	1,149.80	1.56	8.38
Advisor Class	1,000	1,152.00	1.26	6.78
Based on 5% Return (2)
Class A	$1,000	$1,016.39	1.71%	$8.57
Class B	1,000	1,012.87	2.42	12.18
Class C	1,000	1,012.88	2.42	12.18
Class Y	1,000	1,017.15	1.56	7.87
Advisor Class	1,000	1,018.67	1.26	6.36

Ivy Global Natural Resources Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,190.10	1.37%	$7.56
Class B	1,000	1,185.70	2.20	12.02
Class C	1,000	1,185.90	2.12	11.59
Class Y	1,000	1,191.30	1.20	6.57
Class R**	1,000	1,152.80	1.72	4.63
Advisor Class	1,000	1,192.10	1.17	6.36
Based on 5% Return (2)
Class A	$1,000	$1,018.08	1.37%	$6.96
Class B	1,000	1,013.98	2.20	11.08
Class C	1,000	1,014.35	2.12	10.68
Class Y	1,000	1,018.93	1.20	6.06
Class R**	1,000	1,016.35	1.72	8.67
Advisor Class	1,000	1,019.10	1.17	5.86

Ivy International Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,142.80	1.54%	$8.25
Class B	1,000	1,137.30	2.58	13.79
Class C	1,000	1,138.60	2.28	12.19
Class Y	1,000	1,143.00	1.65	8.79
Class I	1,000	1,144.00	1.37	7.29
Advisor Class	1,000	1,124.70	4.69	24.86
Based on 5% Return (2)
Class A	$1,000	$1,017.25	1.54%	$7.77
Class B	1,000	1,012.07	2.58	12.98
Class C	1,000	1,013.56	2.28	11.48
Class Y	1,000	1,016.69	1.65	8.27
Class I	1,000	1,018.10	1.37	6.86
Advisor Class	1,000	1,001.56	4.69	23.42
Restated Expenses for the Six Months Ended March 31, 2006 (3)
Based on Actual Fund Return (1)
Class A	$1,000	$1,142.80	1.40%	$7.50
Class B	1,000	1,137.30	2.43	12.93
Class C	1,000	1,138.60	2.14	11.33
Class Y	1,000	1,143.00	1.51	8.04
Class I	1,000	1,144.00	1.23	6.54
Advisor Class	1,000	1,124.70	4.54	24.01
Based on 5% Return (2)
Class A	$1,000	$1,017.97	1.40%	$7.06
Class B	1,000	1,012.79	2.43	12.18
Class C	1,000	1,014.28	2.14	10.68
Class Y	1,000	1,017.41	1.51	7.57
Class I	1,000	1,018.82	1.23	6.16
Advisor Class	1,000	1,002.28	4.54	22.63

Ivy International Balanced Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,061.40	1.47%	$7.52
Class B	1,000	1,055.70	2.57	13.16
Class C	1,000	1,057.10	2.26	11.62
Class Y	1,000	1,062.30	1.40	7.22
Based on 5% Return(2)
Class A	$1,000	$1,017.61	1.47%	$7.36
Class B	1,000	1,012.12	2.57	12.88
Class C	1,000	1,013.65	2.26	11.38
Class Y	1,000	1,017.97	1.40	7.06

Ivy International Value Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,169.50	1.76%	$9.55
Class B	1,000	1,165.20	2.48	13.42
Class C	1,000	1,164.50	2.46	13.31
Class Y	1,000	1,169.60	1.67	9.11
Advisor Class	1,000	1,171.40	1.63	8.79
Based on 5% Return (2)
Class A	$1,000	$1,016.16	1.76%	$8.87
Class B	1,000	1,012.58	2.48	12.48
Class C	1,000	1,012.66	2.46	12.38
Class Y	1,000	1,016.58	1.67	8.47
Advisor Class	1,000	1,016.80	1.63	8.17
Restated Expenses for the Six Months Ended March 31, 2006 (3)
Based on Actual Fund Return (1)
Class A	$1,000	$1,169.50	1.61%	$8.68
Class B	1,000	1,165.20	2.33	12.56
Class C	1,000	1,164.50	2.32	12.45
Class Y	1,000	1,169.60	1.53	8.24
Advisor Class	1,000	1,171.40	1.49	8.03
Based on 5% Return (2)
Class A	$1,000	$1,016.88	1.61%	$8.07
Class B	1,000	1,013.30	2.33	11.68
Class C	1,000	1,013.38	2.32	11.58
Class Y	1,000	1,017.30	1.53	7.67
Advisor Class	1,000	1,017.52	1.49	7.46

Ivy Mortgage Securities Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,001.80	1.14%	$5.71
Class B	1,000	996.70	2.17	10.78
Class C	1,000	997.90	1.92	9.59
Class Y	1,000	1,002.40	1.01	5.01
Based on 5% Return(2)
Class A	$1,000	$1,019.27	1.14%	$5.75
Class B	1,000	1,014.12	2.17	10.88
Class C	1,000	1,015.36	1.92	9.67
Class Y	1,000	1,019.89	1.01	5.05

Ivy Pacific Opportunities Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,181.40	1.89%	$10.25
Class B	1,000	1,175.80	2.84	15.45
Class C	1,000	1,177.40	2.67	14.48
Class Y	1,000	1,182.80	1.64	8.95
Advisor Class	1,000	1,184.50	1.38	7.54
Based on 5% Return (2)
Class A	$1,000	$1,015.51	1.89%	$9.47
Class B	1,000	1,010.76	2.84	14.28
Class C	1,000	1,011.60	2.67	13.38
Class Y	1,000	1,016.74	1.64	8.27
Advisor Class	1,000	1,018.03	1.38	6.96

Ivy Real Estate Securities Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,152.20	1.62%	$8.72
Class B	1,000	1,146.30	2.63	14.06
Class C	1,000	1,147.70	2.44	13.10
Class Y	1,000	1,153.60	1.38	7.43
Class R**	1,000	1,125.90	1.73	4.68
Based on 5% Return(2)
Class A	$1,000	$1,016.85	1.62%	$8.17
Class B	1,000	1,011.80	2.63	13.18
Class C	1,000	1,012.74	2.44	12.28
Class Y	1,000	1,018.06	1.38	6.96
Class R**	1,000	1,016.31	1.73	8.67

Ivy Small Cap Value Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,103.60	1.79%	$9.36
Class B	1,000	1,097.90	2.84	14.90
Class C	1,000	1,099.70	2.54	13.33
Class Y	1,000	1,105.50	1.41	7.37
Based on 5% Return(2)
Class A	$1,000	$1,016.00	1.79%	$8.97
Class B	1,000	1,010.78	2.84	14.28
Class C	1,000	1,012.28	2.54	12.78
Class Y	1,000	1,017.92	1.41	7.06

Ivy Value Fund Expenses
For the Six Months Ended March 31, 2006	Beginning Account Value 9-30-05	Ending Account Value 3-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,043.40	1.50%	$7.66
Class B	1,000	1,038.70	2.48	12.64
Class C	1,000	1,038.80	2.38	12.13
Class Y	1,000	1,045.10	1.29	6.54
Based on 5% Return(2)
Class A	$1,000	$1,017.44	1.50%	$7.57
Class B	1,000	1,012.57	2.48	12.48
Class C	1,000	1,013.04	2.38	11.98
Class Y	1,000	1,018.51	1.29	6.46

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the tables), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2006, and divided by 365.

**Actual inception date of Class R shares for each Fund is 12-29-05 (the date on which shares were first acquired by shareholders).

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)As of March 27, 2006, the investment management fee for Ivy International Fund and Ivy International Value Fund was reduced to 0.85%.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Manager's Discussion of Ivy Balanced Fund
      March 31, 2006

An interview with Cynthia P. Prince-Fox,
portfolio manager of the Ivy Balanced Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund's 9.71 percent return (Class A shares before the impact of sales charges) substantially outperformed the Fund's fixed-income benchmark, but was less than the Fund's equity benchmark. The Citigroup Treasury/Government Sponsored Credit Index (generally reflecting the performance of funds in the bond market) rose 2.18 percent for the period, while the S&P 500 Index (reflecting the performance of securities that generally represent the stock market) rose 11.73 percent. Multiple indexes are presented because the Fund invests in stocks and bonds.

Overall, the Fund provided 83 percent of the total return of the S&P 500 Index for the fiscal year with a portfolio that held between 70 percent and 75 percent equities during the year.

The Fund's performance for the fiscal year was slightly higher than the average of its mutual fund peer group. The Lipper Balanced Funds Universe Average (generally reflecting the performance of funds with similar investment objectives) increased 9.50 percent for the fiscal year. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What factors affected the Fund's performance relative to its benchmark indexes during the fiscal year?

We believe that the most important reasons behind the Fund's relative performance were asset allocation and industry emphasis in equities. Generally speaking, we held a higher proportion of equities in the portfolio during the year than the 2/3 equity- 1/3 bond mix that constitutes a traditional balanced asset mix. This worked well amid a lackluster bond market and a solid 12-month period for U.S. stocks.

During the fiscal year, the equity portion of the portfolio performed well, primarily as a result of our holdings in energy, health care, utilities and industrials. The fixed income portion of the portfolio, while not as strong during a more challenging environment for bonds, performed in-line with the broad investment grade indexes. We feel that our equity strategy of maintaining our weightings in economically sensitive areas throughout the year had a positive impact on overall performance. The energy sector was the best performing sector, as oil prices rose to nearly $70 a barrel. We maintained a higher-than-benchmark position for most of the year in energy, as we felt prices would remain higher than generally anticipated. Within our energy holdings, the infrastructure build-out theme worked well, as expectations for capital spending remained high due to high utilization rates, an aging fleet of rigs and a shortage of offshore rigs.

Utilities, another area of strong equity performance, continued to do well as we felt they offered compelling valuations and dividend yields. Also, utilities with power plants using mostly lower-cost nuclear and coal for fuel benefited from rising energy prices. Industrial stocks were also a key contributor to overall performance as strength in aerospace and the metals and mining sector drove end demand. Our health care exposure was primarily centered on services, distribution and specialty pharmaceuticals. We generally avoided large cap pharmaceutical companies, which we feel also made a meaningful contribution to performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Over the last 12 months, the financial markets have been in a seesaw pattern, anticipating either a more severe slowdown in the economy or a protracted period of slower, yet still positive, economic growth. We felt the latter seemed more likely as companies have been unwilling to add significantly to either their payrolls or capacity, corroborated by capital spending and hiring trends. This helped to reduce the possibility of excess in the system. The markets were also grappling with the idea of $70 oil and the tendency for past oil spikes to cause a recession. All eyes have been on the consumer in anticipation of a pullback in spending, given a doubling in oil prices over the last year or so. The offset has been increasing disposable income growth from a healthy job market and consumer confidence, aided perhaps by the perception that home prices were still rising this past year.

All these issues, coupled with the uncertainty of how high the Federal Reserve would be willing to raise rates, resulted in short term volatility around any given economic data point. While much of the gains for the year remained clustered in a handful of sectors, specifically energy, we did see a broadening out in performance to other sectors, as oil prices pulled back from the highs reached in September. We view this as a healthy sign as we head into the new fiscal year. The yield curve continued to flatten heading into the final quarter of the calendar year as the benchmark 10-year U.S. Treasury bond yield showed little movement after the Fed raised rates for the 15th consecutive time near the Fund's fiscal year-end.

What strategies and techniques did you employ that specifically affected Fund performance?

We maintained weightings in economically sensitive areas throughout the year, particularly areas that we felt could benefit from growth in Asia and other emerging economies. We also increased our emphasis on stocks that we feel are likely to demonstrate sustainable growth rates in a decelerating economy, such as health care and consumer staples. Conversely, we had a lower-than-equity benchmark position in consumer discretionary stocks. While not calling for a drastic retrenchment of the consumer, we do anticipate that the consumer may have less discretionary income to spend in the coming months. In our view, higher short-term interest rates (which impact adjustable loans and credit expenses), increased gasoline and heating costs, and a cooling real estate market likely will detract from consumer spending.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

Overall, we placed our greatest emphasis on industrials, health care and utilities, relative to the weightings of the S&P 500. While the financial sector is the largest-weighted sector in the portfolio, we held a significantly lower position than the benchmark in banks for most of the fiscal year. We have preferred to invest in financial stocks that we feel may benefit from strong secular and demographic trends, such as student lending and wealth management.

We continue to believe that returns from the broad equity market likely will be positive as we move through 2006. We saw a significant compression in P/E multiples in 2005, which some believe could insulate the markets, to some degree, if interest rates or inflation were to move significantly higher. This is a trend that we do not see continuing at this point. While we are optimistic about the continued expansion of the global economy, profit margins are historically high, making earnings growth more highly valued. As far as sector emphasis goes, we believe that selective economically sensitive areas likely will continue to perform well over 2006. We also believe there are some exciting developments occurring in technology and telecommunications. Some of the trends that we are beginning to witness are a result of the digitalization of content and new forms of content distribution, such as MP3 players. While these trends were just a dream five or six years ago, they are real today. We have some exposure to such new and growing developments, and we look to increase that given ongoing consumer technology adoption.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Balanced Fund, Class A Shares (1)	$15,745
S&P 500 Index	$21,880
Citigroup Treasury/Government Sponsored/Credit Index	$18,130
Lipper Balanced Funds Universe Average	$18,981

		IVY BALANCED FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP TREASURY GOVT SPONSORED/ CREDIT INDEX	LIPPER BALANCED FUNDS UNIVERSE AVERAGE

SEPT	1996	9,425	10,000	10,000	10,000
SEPT	1997	10,995	14,040	10,966	12,415
SEPT	1998	12,239	15,320	12,360	12,844
SEPT	1999	14,206	19,579	12,182	14,532
SEPT	2000	16,509	22,172	12,994	16,257
SEPT	2001	11,169	16,262	14,739	14,399
SEPT	2002	10,509	12,930	16,050	13,016
SEPT	2003	12,313	16,089	17,112	15,109
MARCH	2004	13,552	18,354	17,652	16,606
MARCH	2005	14,352	19,582	17,743	17,334
MARCH	2006	15,745	21,880	18,130	18,981

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-06	3.40%	4.62%	8.80%	9.89%
5-year period ended 3-31-06	4.47%	–	–	–
10-year period ended 3-31-06	5.33%	–	–	–
Since inception of Class(3) through 3-31-06	–	6.00%	7.34%	8.46%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Spectrum Fund merged into the Ivy Balanced Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Spectrum Fund Class A shares, restated to reflect current sales charges applicable to Ivy Balanced Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Balanced Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY BALANCED FUND

Portfolio Highlights

On March 31, 2006, Ivy Balanced Fund had net assets totaling $98,891,151 invested in a diversified portfolio of:

68.64%	Domestic Common Stocks
15.78%	United States Government and Government Agency Obligations
4.91%	Domestic Corporate Debt Securities
4.75%	Cash and Cash Equivalents
4.32%	Foreign Common Stocks
1.02%	Foreign Corporate Debt Securities
0.58%	Other Government Security

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Common Stocks	$72.96
United States Government and Government Agency Obligations	$15.78
Corporate Debt Securities	$5.93
Cash and Cash Equivalents	$4.75
Other Government Security	$0.58

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

United States Government and Government Agency Obligations	$15.78
Financial Services Stocks	$13.64
Health Care Stocks	$11.13
Technology Stocks	$10.56
Energy Stocks	$7.29
Miscellaneous Stocks	$6.92
Consumer Nondurables Stocks	$6.58
Corporate Debt Securities	$5.93
Cash and Cash Equivalents	$4.75
Business Equipment and Services Stocks	$4.62
Multi-Industry Stocks	$4.59
Capital Goods Stocks	$4.19
Utilities Stocks	$3.44
Other Government Security	$0.58

The Investments of Ivy Balanced Fund
March 31, 2006
COMMON STOCKS	Shares	Value

Air Transportation - 1.01%
Southwest Airlines Co.	55,300	$994,847

Aircraft - 1.31%
Boeing Company (The)	16,600	1,293,638

Banks - 4.26%
Bank of America Corporation	16,600	755,964
Citigroup Inc.	15,500	732,065
Northern Trust Corporation	22,600	1,186,161
Wachovia Corporation	14,300	801,515
Wells Fargo & Company	11,500	734,505
		4,210,210
Beverages - 2.41%
Brown-Forman Corporation, Class B	12,900	992,913
PepsiCo, Inc.	24,000	1,386,960
		2,379,873
Business Equipment and Services - 2.38%
Cintas Corporation	33,200	1,416,976
Pitney Bowes Inc.	21,800	935,874
		2,352,850
Capital Equipment - 2.09%
Caterpillar Inc.	16,200	1,163,322
Ingersoll-Rand Company Limited, Class A	21,700	906,843
		2,070,165
Chemicals - Specialty - 1.01%
Air Products and Chemicals, Inc.	14,900	1,001,131

Communications Equipment - 2.05%
Juniper Networks, Inc.*	45,200	863,998
Nokia Corporation, Series A, ADR	56,200	1,164,464
		2,028,462
Computers - Micro - 1.10%
Apple Computer, Inc.*	17,400	1,091,241

Computers - Peripherals - 2.99%
Adobe Systems Incorporated	36,100	1,261,876
Microsoft Corporation	62,158	1,692,873
		2,954,749
Defense - 1.95%
General Dynamics Corporation	30,200	1,932,196

Electrical Equipment - 1.08%
Emerson Electric Co.	12,800	1,070,464

Electronic Instruments - 1.16%
Lam Research Corporation*	26,600	1,144,731

Finance Companies - 2.46%
SLM Corporation	46,900	2,435,986

Food and Related - 2.65%
Archer Daniels Midland Company	37,600	1,265,240
Campbell Soup Company	41,800	1,354,320
		2,619,560
Health Care - Drugs - 4.57%
Allergan, Inc.	13,500	1,464,750
Amgen Inc.*	13,500	985,297
Gilead Sciences, Inc.*	18,900	1,178,037
Novartis AG, ADR	16,100	892,584
		4,520,668
Health Care - General - 4.07%
Biomet, Inc.	27,400	973,796
Boston Scientific Corporation*	23,800	548,590
DENTSPLY International Inc.	16,300	947,763
Johnson & Johnson	26,200	1,551,564
		4,021,713
Hospital Supply and Management - 2.49%
Medtronic, Inc.	21,800	1,106,350
UnitedHealth Group Incorporated	24,300	1,357,398
		2,463,748
Household - General Products - 1.52%
Colgate-Palmolive Company	26,300	1,501,730

Insurance - Life - 1.05%
Aflac Incorporated	23,000	1,037,990

Insurance - Property and Casualty - 1.72%
Berkshire Hathaway Inc., Class B*	300	903,600
Chubb Corporation (The)	8,300	792,152
		1,695,752
Motion Pictures - 1.07%
News Corporation Limited, Class A	63,400	1,053,074

Multiple Industry - 4.59%
Altria Group, Inc.	9,800	694,428
General Electric Company	63,680	2,214,790
Las Vegas Sands, Inc.*	28,800	1,631,808
		4,541,026
Non-Residential Construction - 1.02%
Fluor Corporation	11,700	1,003,860

Petroleum - International - 4.11%
BP p.l.c., ADR	19,000	1,309,860
ChevronTexaco Corporation	13,500	782,595
Exxon Mobil Corporation	32,400	1,971,864
		4,064,319
Petroleum - Services - 3.18%
Schlumberger Limited	19,700	2,493,429
Smith International, Inc.	16,800	654,528
		3,147,957
Publishing - 1.13%
Meredith Corporation	20,100	1,121,379

Retail - General Merchandise - 1.35%
Target Corporation	25,600	1,331,456

Security and Commodity Brokers - 4.15%
American Express Company	17,800	935,390
Franklin Resources, Inc.	11,000	1,036,640
Legg Mason, Inc.	8,100	1,015,173
Merrill Lynch & Co., Inc.	9,700	763,972
TD Ameritrade Holding Corporation	17,100	355,509
		4,106,684
Timesharing and Software - 2.24%
eBay Inc.*	28,700	1,120,305
Paychex, Inc.	26,400	1,098,636
		2,218,941
Trucking and Shipping - 1.35%
Expeditors International of Washington, Inc.	15,500	1,338,813

Utilities - Electric - 2.40%
Exelon Corporation	26,000	1,375,400
NRG Energy, Inc.*	22,000	994,840
		2,370,240
Utilities - Telephone - 1.04%
AT&T Inc.	38,100	1,030,224

TOTAL COMMON STOCKS - 72.96%		$72,149,677

(Cost: $58,257,518)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks - 0.27%
Wells Fargo Bank, N.A.,
7.55%, 6-21-10	$250	270,773

Beverages - 0.35%
Diageo Capital plc,
3.5%, 11-19-07	350	340,129

Business Equipment and Services - 0.36%
PHH Corporation,
7.125%, 3-1-13	350	356,116

Finance Companies - 2.45%
American International Group,
3.85%, 11-26-07 (A)	500	488,790
Banco Hipotecario Nacional:
7.916%, 7-25-09 (A)	6	162
8.0%, 3-31-11 (A)	330	92,290
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,
6.56%, 11-18-35	434	442,091
General Motors Acceptance Corporation,
6.125%, 8-28-07	300	290,978
Prudential Insurance Company of America,
6.6%, 5-15-08 (A)	750	768,087
Unilever Capital Corporation,
5.9%, 11-15-32	350	342,981
		2,425,379
Food and Related - 1.21%
Archer-Daniels-Midland Company,
7.0%, 2-1-31	700	779,954
Cargill, Inc.,
6.375%, 6-1-12 (A)	400	417,571
		1,197,525
Insurance - Life - 0.48%
StanCorp Financial Group, Inc.,
6.875%, 10-1-12	450	472,589

Real Estate Investment Trust - 0.81%
Vornado Realty L.P.,
5.625%, 6-15-07	800	800,978

TOTAL CORPORATE DEBT SECURITIES - 5.93%		$5,863,489

(Cost: $5,866,509)

OTHER GOVERNMENT SECURITY - 0.58%

Canada
Hydro-Quebec,
8.0%, 2-1-13	500	$574,170
(Cost: $579,648)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations - 5.87%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.23%, 1-1-08	424	426,180
6.0%, 9-1-17	478	485,960
5.0%, 1-1-18	540	527,508
5.5%, 4-1-18	506	503,609
6.5%, 10-1-28	177	184,115
6.5%, 2-1-29	40	41,626
7.0%, 5-1-31	36	37,584
7.5%, 5-1-31	60	63,467
7.0%, 7-1-31	55	57,539
7.0%, 9-1-31	79	81,986
7.0%, 9-1-31	58	60,059
7.0%, 11-1-31	181	186,545
6.5%, 2-1-32	202	207,782
7.0%, 2-1-32	240	248,957
7.0%, 2-1-32	118	121,972
6.5%, 3-1-32	59	60,828
7.0%, 3-1-32	130	134,509
7.0%, 6-1-32	40	40,935
7.0%, 7-1-32	258	267,997
6.5%, 8-1-32	97	99,433
6.0%, 9-1-32	752	752,090
6.5%, 9-1-32	171	176,183
5.5%, 5-1-33	520	508,708
5.5%, 5-1-33	207	202,799
5.5%, 6-1-33	334	326,700
		5,805,071
Treasury Obligations - 9.91%
United States Treasury Bonds,
7.5%, 11-15-16	500	604,180
United States Treasury Notes:
3.0%, 2-15-08	900	870,575
4.0%, 3-15-10	800	776,406
4.25%, 10-15-10	2,000	1,953,282
3.875%, 2-15-13	1,250	1,178,614
3.625%, 5-15-13	750	695,039
4.25%, 8-15-13	900	865,617
4.25%, 8-15-15	3,000	2,857,851
		9,801,564

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 15.78%		$15,606,635

(Cost: $16,050,599)

SHORT-TERM SECURITIES

Commercial Paper
Finance Companies - 0.33%
Preferred Receivables Funding Corp.,
4.88%, 4-3-06	329	328,911

Utilities - Electric - 2.92%
Wisconsin Electric Power Co.,
4.87%, 4-3-06	2,888	2,887,218

Total Commercial Paper - 3.25%		3,216,129

United States Government Agency Obligation - 1.49%
Federal Home Loan Bank,
4.65%, 4-3-06	1,476	1,475,619

TOTAL SHORT-TERM SECURITIES - 4.74%		$4,691,748

(Cost: $4,691,748)

TOTAL INVESTMENT SECURITIES - 99.99%		$98,885,719

(Cost: $85,446,022)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.01%		5,432

NET ASSETS - 100.00%		$98,891,151

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definition of this acronym is as follows: ADR - American Depositary Receipts.
*No dividends were paid during the preceding 12 months.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $1,766,900 or 1.79% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY BALANCED FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $85,446) (Notes 1 and 3)	$98,886
Receivables:
Dividends and interest	316
Fund shares sold	59
Prepaid and other assets	17

Total assets	99,278

LIABILITIES
Payable to Fund shareholders	204
Accrued management fee (Note 2)	59
Due to custodian	38
Accrued service fee (Note 2)	36
Accrued shareholder servicing (Note 2)	23
Accrued accounting services fee (Note 2)	4
Accrued distribution fee (Note 2)	3
Other	20

Total liabilities	387

Total net assets	$98,891

NET ASSETS
Capital paid in (shares authorized - unlimited)	$88,600
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	125
Accumulated undistributed net realized loss on investment transactions	(3,274)
Net unrealized appreciation in value of investments	13,440

Net assets applicable to outstanding units of capital	$98,891

Net asset value per share (net assets divided by shares outstanding):
Class A	$15.22
Class B	$15.18
Class C	$15.20
Class Y	$15.22
Capital shares outstanding:
Class A	3,757
Class B	131
Class C	131
Class Y	2,479

See Notes to Financial Statements.

Statement of Operations
      IVY BALANCED FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$1,239
Dividends (net of foreign withholding taxes of $6)	1,148

Total income	2,387

Expenses (Note 2):
Investment management fee	691
Service fee:
Class A	133
Class B	5
Class C	4
Class Y	99
Shareholder servicing:
Class A	162
Class B	9
Class C	5
Class Y	60
Accounting services fee	48
Distribution fee:
Class A	7
Class B	13
Class C	11
Audit fees	23
Custodian fees	11
Legal fees	4
Other	82

Total expenses	1,367

Net investment income	1,020

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	3,508
Unrealized appreciation in value of investments during the period	4,702

Net gain on investments	8,210

Net increase in net assets resulting from operations	$9,230

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY BALANCED FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

DECREASE IN NET ASSETS
Operations:
Net investment income	$1,020	$1,125
Realized net gain on investments	3,508	3,533
Unrealized appreciation	4,702	1,228

Net increase in net assets resulting from operations	9,230	5,886

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(515)	(522)
Class B	(1)	(– )*
Class C	(1)	(1)
Class Y	(423)	(585)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(940)	(1,108)

Capital share transactions (Note 5)	(9,813)	(9,235)

Total decrease	(1,523)	(4,457)
NET ASSETS
Beginning of period	100,414	104,871

End of period	$98,891	$100,414

Undistributed net investment income	$125	$45

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 31 - 35.

See Notes to Financial Statements.

Financial Highlights
      IVY BALANCED FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended September 30,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$14.00	$13.35	$12.18		$10.54		$11.45	$19.73

Income (loss) from investment operations:
Net investment income	0.15	0.14	0.05		0.16		0.23	0.22
Net realized and unrealized gain (loss) on investments	1.21	0.65	1.16		1.64		(0.89)	(6.08)

Total from investment operations	1.36	0.79	1.21		1.80		(0.66)	(5.86)

Less distributions from:
Net investment income	(0.14)	(0.14)	(0.04)		(0.16)		(0.25)	(0.20)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)	(2.22)

Total distributions	(0.14)	(0.14)	(0.04)		(0.16)		(0.25)	(2.42)

Net asset value, end of period	$15.22	$14.00	$13.35		$12.18		$10.54	$11.45

Total return (1)	9.71%	5.90%	10.06%		17.17	%(2)	-5.91%	-32.35%
Net assets, end of period (in millions)	$57	$54	$52		$38		$37	$45
Ratio of expenses to average net assets including voluntary expense waiver	1.42%	1.53%	1.52	%(3)(4)	1.29%		1.22%	1.12%
Ratio of net investment income to average net assets including voluntary expense waiver	1.00%	1.02%	0.86	%(3)(4)	1.41%		1.84%	1.57%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	NA	1.57	%(3)(4)	1.62%		1.52%	1.40%
Ratio of net investment income to average net assets excluding voluntary expense waiver	NA	NA	0.81	%(3)(4)	1.08%		1.54%	1.29%
Portfolio turnover rate	49%	37%	29%		110%		129%	158%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003, would have been 17.26%.
(3)Annualized.
(4)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of the merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY BALANCED FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03 (1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$13.98	$13.33	$12.96

Income from investment operations:
Net investment income	0.00	0.01	0.01
Net realized and unrealized gain on investments	1.21	0.64	0.39

Total from investment operations	1.21	0.65	0.40

Less distributions from:
Net investment income	(0.01)	(0.00)*	(0.03)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.01)	(0.00)*	(0.03)

Net asset value, end of period	$15.18	$13.98	$13.33

Total return	8.62%	4.90%	3.05%
Net assets, end of period (in thousands)	$1,995	$1,503	$338
Ratio of expenses to average net assets	2.41%	2.52%	2.76	%(2)
Ratio of net investment income (loss) to average net assets	0.01%	0.06%	-0.42	%(2)
Portfolio turnover rate	49%	37%	29	%(3)

*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY BALANCED FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$13.98	$13.34	$12.96

Income from investment operations:
Net investment income	0.03	0.03	0.02
Net realized and unrealized gain on investments	1.20	0.63	0.39

Total from investment operations	1.23	0.66	0.41

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.03)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.01)	(0.02)	(0.03)

Net asset value, end of period	$15.20	$13.98	$13.34

Total return	8.80%	4.98%	3.13%
Net assets, end of period (in thousands)	$1,996	$898	$301
Ratio of expenses to average net assets	2.25%	2.38%	2.43	%(2)
Ratio of net investment income (loss) to average net assets	0.21%	0.19%	-0.12	%(2)
Portfolio turnover rate	49%	37%	29	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY BALANCED FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03 (1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$14.00	$13.35	$12.96

Income from investment operations:
Net investment income	0.17	0.17	0.04
Net realized and unrealized gain on investments	1.21	0.65	0.40

Total from investment operations	1.38	0.82	0.44

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.05)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.16)	(0.17)	(0.05)

Net asset value, end of period	$15.22	$14.00	$13.35

Total return	9.89%	6.16%	3.43%
Net assets, end of period (in millions)	$38	$44	$53
Ratio of expenses to average net assets	1.26%	1.30%	1.36	% (2)
Ratio of net investment income to average net assets	1.15%	1.25%	0.97	% (2)
Portfolio turnover rate	49%	37%	29	% (3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Managers' Discussion of Ivy Bond Fund
      March 31, 2006

The Ivy Bond Fund is subadvised by Advantus Capital Management, Inc. The following is an interview with Christopher R. Sebald, CFA, David W. Land, CFA, and Thomas B. Houghton, portfolio managers of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund increased 1.74 percent for the fiscal year (Class A shares, before the impact of sales charges), compared with the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 2.41 percent for the year. The Fund performed in line with its peer group, as the Lipper Corporate Debt Funds A-Rated Universe Average (reflecting the performance of the universe of funds with similar investment objectives) increased 1.73 percent for the year. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What factors affected performance relative to the benchmark index during the fiscal year?

Specific security selection was the main driver of performance for the portfolio, in our view. The portfolio was overweight in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), both of which generated positive excess returns versus Treasuries. Additionally, the portfolio maintained a curve-flattening position and the yield curve flattened substantially over the period. Nonetheless, the fiscal year brought a generally difficult market for bonds, primarily notable for an ongoing and steady increase in short-term interest rates. Coupled with the mostly flat long-term interest rates, the challenges impacted overall return for the Fund and the peer group.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Short-term interest rates rose significantly, with consistent increases in the Federal Funds rate over the fiscal year. The two-year Treasury rose by 104 basis points (1.04 percent) and the 10-year rate rose by 37 basis points (0.37 percent). The spread sectors had mixed results for the year, with non-mortgage-backed security structured finance doing very well and corporate bonds generating a negative excess return for the year.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Relative value trading among non-Treasury fixed income securities remains the Fund's primary strategy. We believe that our timely purchases and sales of corporate bonds in the auto sector brought the most benefit of any particular sector over the past year. The portfolio was overweight to corporate bonds for the entire year, as we found many attractive securities that added value. However, this overweight position in corporates had a slightly negative impact on the portfolio's performance; corporate bonds underperformed Treasuries and every other sector in the investment grade universe.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

Primary changes in holdings over the period included an increase in commercial mortgage-backed securities (CMBS) and a decrease in corporate bonds. We believe that CMBS continue to provide an attractive high quality substitute versus many corporate bonds.

As we move through 2006, we've come to believe that the Fed is very close to ending its tightening cycle. The economy remains strong and we look for continued strong job growth as corporations add employees. This should become a more significant driver of growth, in our opinion, than any ongoing increase in consumer spending. We remain positive on the performance potential of non-Treasury sectors in general. The likely end of the Fed's tightening cycle in 2006 could be positive for credit and spreads as borrowing costs stabilize. We feel that the portfolio's overweight positions in CMBS and ABS should benefit from this change. The portfolio is only slightly overweight in corporate bonds, primarily due to a lack of attractive opportunities and generally narrow spreads for most securities in the sector. We continue to be less positive on corporates versus other sectors. We do believe that the long duration segment of the corporate market is attractive, however, with the spread between 10-year and 30-year corporate bonds remaining wide by historical measures. We intend to add more exposure in long corporates should this trend continue.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs) are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Bond Fund, Class A Shares(1)	$15,984
Citigroup Broad Investment Grade Index	$18,007
Lipper Corporate Debt Funds A Rated Universe Average	$16,955

		IVY BOND FUND CLASS A SHARES	CITIGROUP BROAD INVESTMENT GRADE INDEX	LIPPER CORPORATE DEBT FUNDS A RATED UNIVERSE AVERAGE

SEPT	1996	9,425	10,000	10,000
SEPT	1997	10,422	10,971	11,000
SEPT	1998	11,364	12,229	12,188
SEPT	1999	11,065	12,196	11,914
SEPT	2000	11,623	13,040	12,571
SEPT	2001	13,212	14,744	14,031
SEPT	2002	14,257	15,978	14,986
SEPT	2003	15,092	16,855	15,997
MARCH	2004	15,550	17,370	16,506
MARCH	2005	15,712	17,584	16,666
MARCH	2006	15,984	18,007	16,955

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-06	-4.11%	-3.34%	0.66%	1.62%
5-year period ended 3-31-06	3.72%	–	–	–
10-year period ended 3-31-06	5.04%	–	–	–
Since inception of Class(3) through 3-31-06	–	0.10%	1.30%	2.33%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Bond Fund merged into the Ivy Bond Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Bond Fund Class A shares, restated to reflect current sales charges applicable to Ivy Bond Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Bond Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY BOND FUND

Portfolio Highlights

On March 31, 2006, Ivy Bond Fund had net assets totaling $58,729,715 invested in a diversified portfolio of:

98.43%	Bonds
0.87%	Preferred Stocks
0.70%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Corporate Bonds	$57.27
United States Government Agency Obligations	$31.54
United States Government Treasury Obligations	$9.43
Cash and Cash Equivalents and Taxable Municipal Bond	$0.89
Preferred Stocks	$0.87

On March 31, 2006, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	50.40%
AA	4.62%
A	10.51%
BBB	23.57%
BB	4.51%
Non-rated	4.82%
Cash and Cash Equivalents and Equities	1.57%

Ratings reflected in the wheel above are taken from the following sources in order of preference: Standard & Poor's and Moody's.

The Investments of Ivy Bond Fund
March 31, 2006
PREFERRED STOCKS	Shares	Value

Real Estate Investment Trust
PS Business Parks, Inc., 7.0% Cumulative	10,500	$259,350
Public Storage, Inc., 6.25% Cumulative	10,500	250,635

TOTAL PREFERRED STOCKS - 0.87%		$509,985

(Cost: $520,050)
CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Asset-Backed Securities - 7.48%
ABFS Mortgage Loan Trust 2002-4,
7.423%, 12-15-33	$120	120,413
Associates Manufactured Housing Contract Pass-Through Certificates:
6.9%, 6-15-27	32	32,168
7.725%, 6-15-28	200	203,930
C-Bass 2006-CB2 Trust,
5.86%, 12-25-36	530	523,409
Centex Home Equity Loan Trust 2005-C,
5.048%, 6-25-35	370	351,537
Citibank Credit Card Issuance Trust, Class 2005-C1,
5.5%, 3-24-17	200	195,469
CountryPlace Manufactured Housing Contract Trust 2005-1,
5.2%, 12-15-35 (A)	300	280,538
FFCA Secured Lending Corporation,
6.73%, 10-18-25 (A)	23	22,470
Green Tree Financial Corporation:
6.4%, 10-15-18	97	97,902
7.35%, 5-15-27	51	52,919
Home Equity Loan Trust 2003-HS2,
5.09%, 7-25-33	200	197,882
MMCA Auto Owner Trust 2002-2,
4.67%, 3-15-10	174	171,305
MMCA Auto Owner Trust 2002-3,
4.6%, 8-17-09	500	496,886
MMCA Auto Owner Trust 2002- 4, Class C Asset Backed Notes,
4.56%, 11-16-09	62	62,148
MMCA Automobile Trust 2002-1,
5.37%, 1-15-10	206	204,988
Metropolitan Asset Funding, Inc.,
7.525%, 4-20-27 (A)	104	103,974
National Collegiate Trust 1997-S2 (The),
7.24%, 9-20-14	239	229,283
Origen Manufactured Housing Contract Trust 2004-A,
5.7%, 1-15-35	100	97,313
Origen Manufactured Housing Contract Trust 2004-B,
5.73%, 11-15-35	50	47,827
Origen Manufactured Housing Contract Trust 2005-A,
4.49%, 5-15-18	200	195,737
Origen Manufactured Housing Contract Trust 2005-A,
5.86%, 6-15-36	120	114,913
Origen Manufactured Housing Contract Trust 2005-B,
5.605%, 5-15-22	80	78,940
Vanderbilt Mortgage and Finance, Inc.:
8.75%, 1-7-16	190	191,968
5.72%, 3-7-28	147	146,456
WFS Financial 2005-2 Owner Trust,
4.39%, 11-19-12	175	172,411
		4,392,786
Banks - 1.51%
Kinder Morgan Finance Company, ULC,
5.7%, 1-5-16	365	355,602
Wells Fargo Mortgage Backed Securities 2001-14 Trust,
5.6%, 3-15-16	535	529,767
		885,369
Broadcasting - 1.46%
Comcast Corporation,
6.45%, 3-15-37	560	538,833
Cox Communications, Inc.,
7.75%, 11-1-10	300	320,826
		859,659
Business Equipment and Services - 1.58%
Dun & Bradstreet Corporation (The),
5.5%, 3-15-11	290	288,257
HSBC Finance Corporation:
4.625%, 9-15-10	225	216,956
5.25%, 1-14-11	175	172,863
International Lease Finance Corporation,
5.875%, 5-1-13	250	251,469
		929,545
Collateralized Mortgage Obligations - 7.16%
Banc of America Alternative Loan Trust 2005-10:
5.66737%, 11-25-35	288	276,228
5.66737%, 11-25-35	139	130,978
Banc of America Alternative Loan Trust 2005-12:
5.80543%, 1-25-36	309	296,086
5.80527%, 1-25-36	224	202,545
Banc of America Mortgage Trust 2004-7,
5.75%, 8-25-34	111	108,809
Banco Hipotecario Nacional,
7.916%, 7-25-09 (A)	7	184
BlackRock Capital Finance,
7.75%, 9-25-26 (A)	149	149,738
Charlie Mac Trust 2004-2,
5.0%, 10-25-34	230	218,886
Chase Mortgage Finance Trust, Series 2003-S11,
5.5%, 10-25-33	135	130,817
Credit Suisse First Boston Mortgage Securities Corp.,
6.0%, 11-25-18	67	66,387
Global Mortgage Securitization 2005-A Ltd. and Global Mortgage Securitization 2005-A LLC,
5.25%, 4-25-32	210	196,274
Global Mortgage Securitization Ltd. and Global Mortgage Securitization, LLC:
5.25%, 11-25-32 (A)	325	309,948
5.25%, 11-25-32 (A)	278	267,890
J.P. Morgan Mortgage Trust 2005-S2,
5.66582%, 9-25-35	525	504,112
Lehman XS Trust, Series 2005-8,
5.69%, 12-25-35	585	577,022
MASTR Asset Securitization Trust 2003-10,
5.5%, 11-25-33	202	196,246
Mellon Residential Funding,
6.75%, 6-26-28	77	76,772
RALI Series 2003-QS10 Trust,
5.75%, 5-25-33	249	241,194
Sequoia Mortgage Funding Company,
6.38%, 8-28-31 (A)	7	7,207
Structured Asset Securities Corporation,
5.63%, 5-25-34	250	245,844
		4,203,167
Conduit - 14.83%
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-2,
6.2%, 7-11- 43 (A)	275	285,927
Bear Stearns Commercial Mortgage Securities Inc.:
5.426%, 5-14-16 (A)	200	199,789
6.0%, 7-15-31 (A)	100	101,324
6.0%, 7-15-31 (A)	500	492,937
5.468%, 6-11- 41	1,500	1,486,155
CD 2006-CD2 Mortgage Trust,
5.805%, 2-1-30	710	703,574
COMM 2006-CNL2:
5.75%, 2-5-19 (A)	225	219,521
5.75556%, 2-5-19 (A)	95	93,646
Commercial Mortgage Asset Trust,
6.0%, 11-17-32	225	226,295
DLJ Commercial Mortgage Corp. 1998-CG1,
7.37396%, 6-10-31(A)	350	378,772
First Union National Bank-Chase Manhattan Bank Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates,
7.062%, 6-15-31	169	176,559
GE Capital Commercial Mortgage Corp. 2002-2,
6.039%, 8-11-36 (A)	565	575,646
GS Mortgage Securities Corporation II,
7.24188%, 7-13-30	500	508,989
GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2001-LI B,
6.733%, 2-14-16 (A)	225	235,095
Hilton Hotel Pool Trust:
5.14%, 10-3-15 (A)	790	792,419
7.653%, 10-3-15 (A)	430	445,124
JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC14,
5.481%, 12-12- 44	305	302,580
Meristar Commerical Mortgage Trust 1999-C1,
8.29%, 3-3-16 (A)	200	220,082
Multi Security Asset Trust LP, Commercial Mortgage-Backed Securities Pass-Through Certificates, Series 2005-RR4:
1.0668%, 11-28-35 (Interest Only) (A)	6,523	198,953
5.88%, 11-28-35 (A)	155	143,163
5.88%, 11-28-35 (A)	105	99,374
Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-D6,
6%, 3-15-30 (A)	300	302,655
Paine Webber Mortgage Acceptance Corporation,
7.655%, 1-2-12 (A)	250	254,065
Wachovia Bank Commercial Mortgage Trust (The),
4.942%, 11-15-34 (A)	285	267,149
		8,709,793
Finance Companies - 5.90%
American General Finance Corporation,
4.875%, 5-15-10	520	506,613
Caithness Coso Funding Corp.,
5.489%, 6-15-19 (A)	250	243,289
Colonial Realty Limited Partnership,
5.5%, 10-1-15	370	354,301
ERAC USA Finance Company,
5.9%, 11-15-15 (A)	520	517,836
Ford Motor Credit Company,
5.7%, 11-16-06	350	348,953
Fund American Companies, Inc.,
5.875%, 5-15-13	325	319,319
General Motors Acceptance Corporation,
5.5%, 1-16-07	275	270,640
JPMorgan Chase Capital XV,
5.875%, 3-15-35	115	107,485
St. George Funding Company LLC,
8.485%, 12-29- 49 (A)	200	209,860
Selkirk Cogen Funding Corporation,
8.65%, 12-26-07	182	186,668
Symetra Financial Corporation,
6.125%, 4-1-16 (A)	400	397,198
		3,462,162
Food and Related - 0.34%
Tyson Foods, Inc.,
6.6%, 4-1-16	200	197,542

Health Care - Drugs - 0.76%
AmerisourceBergen Corporation:
5.625%, 9-15-12 (A)	150	147,525
5.875%, 9-15-15 (A)	125	122,945
Cardinal Health, Inc.,
5.85%, 12-15-17	175	172,799
		443,269
Health Care - General - 0.35%
Boston Scientific Corporation,
6.25%, 11-15-35	200	204,349

Hospital Supply and Management - 1.34%
Laboratory Corporation of America Holdings,
5.625%, 12-15-15	285	279,865
MedPartners, Inc.,
7.375%, 10-1-06	500	504,956
		784,821
Insurance - Life - 0.80%
StanCorp Financial Group, Inc.,
6.875%, 10-1-12	450	472,589

Insurance - Property and Casualty - 1.38%
Assurant, Inc.,
6.75%, 2-15-34	200	207,430
Berkshire Hathaway Finance Corporation,
4.75%, 5-15-12	315	303,929
Commerce Group, Inc. (The),
5.95%, 12-9-13	305	300,310
		811,669
Petroleum - Canada - 0.40%
Canadian Natural Resources Limited,
5.85%, 2-1-35	250	237,263

Petroleum - Domestic - 0.73%
Valero Logistics Operations, L.P.,
6.05%, 3-15-13	425	429,786

Petroleum - International - 0.26%
Husky Energy, Inc.,
6.25%, 6-15-12	150	153,909

Petroleum - Services - 0.68%
Energy Transfer Partners, L.P.,
5.95%, 2-1-15	400	396,449

Railroad - 0.49%
Union Pacific Corporation,
5.214%, 9-30-14 (A)	300	290,685

Real Estate Investment Trust - 3.97%
Arden Realty Limited Partnership,
5.25%, 3-1-15	300	292,784
Brandywine Operating Partnership, L.P.,
5.625%, 12-15-10	420	416,209
Healthcare Realty Trust Incorporated,
5.125%, 4-1-14	450	421,220
Nationwide Health Properties, Inc.,
6.0%, 5-20-15	265	258,782
Simon Property Group, L.P.,
5.75%, 12-1-15 (A)	550	543,521
Vornado Realty L.P.,
5.625%, 6-15-07	400	400,489
		2,333,005
Security and Commodity Brokers - 0.57%
Nuveen Investments, Inc.,
5.5%, 9-15-15	350	336,533

Security Brokers, Dealers and Flotation Companies - 1.71%
Asset Securitization Corporation:
1.39147%, 10-13-26 (Interest Only) (A)	2,002	60,247
7.6432%, 11-13-29	200	206,042
Jefferies Group, Inc.,
6.25%, 1-15-36	225	211,167
Morgan Stanley Dean Witter & Co.,
6.75%, 4-15-11	500	526,325
		1,003,781
Textile - 0.64%
Mohawk Industries, Inc.:
5.75%, 1-15-11	190	188,343
6.125%, 1-15-16	190	188,124
		376,467
Utilities - Electric - 2.02%
MidAmerican Energy Holdings Company,
6.125%, 4-1-36 (A)	475	464,981
Oncor Electric Delivery Company,
7.0%, 9-1-22	450	480,839
Pennsylvania Electric Company,
5.125%, 4-1-14	250	240,534
		1,186,354
Utilities - Telephone - 0.91%
Vodafone Group Plc,
5.75%, 3-15-16	545	534,405

TOTAL CORPORATE DEBT SECURITIES - 57.27%		$33,635,357

(Cost: $34,464,608)

MUNICIPAL OBLIGATION - TAXABLE - 0.19%

Minnesota
City of Eden Prairie, Minnesota, Taxable Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized Mortgage Loan - Parkway Apartments Project), Series 2000B,
7.35%, 2-20-09 (Cost: $110,000)	110	$111,710

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 4.93%
Federal Home Loan Bank,
3.25%, 8-11-06	1,225	1,217,453
Federal National Mortgage Association:
3.0%, 3-2-07	640	627,907
4.25%, 5-15-09	500	487,767
5.125%, 1-2-14	575	562,742
		2,895,869
Mortgage-Backed Obligations - 26.61%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO,
4.5%, 8-15-34	1,560	1,503,684
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
3.5%, 2-15-30	125	115,301
6.5%, 9-1-32	256	263,198
5.5%, 5-1-34	217	212,337
5.5%, 5-1-34	165	162,104
5.5%, 6-1-34	1,771	1,731,745
5.0%, 9-1-34	45	42,545
5.5%, 9-1-34	174	170,369
5.5%, 10-1-34	423	413,560
5.5%, 3-1-35	30	29,287
5.5%, 7-1-35	271	264,710
5.5%, 10-1-35	659	644,653
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.23%, 1-1-08	141	142,060
5.5%, 1-1-17	223	222,459
6.0%, 9-1-17	124	126,350
5.5%, 3-1-18	132	131,131
5.0%, 6-1-18	501	489,366
5.0%, 7-1-18	175	171,204
7.5%, 5-1-31	139	146,409
7.0%, 9-1-31	53	55,254
7.0%, 11-1-31	100	103,636
6.5%, 12-1-31	63	64,607
7.0%, 2-1-32	109	113,162
7.0%, 3-1-32	110	114,260
6.5%, 4-1-32	29	29,702
6.5%, 5-1-32	30	31,267
6.5%, 7-1-32	82	83,868
6.5%, 8-1-32	70	72,468
6.5%, 8-1-32	63	65,404
6.5%, 9-1-32	108	110,857
6.5%, 9-1-32	46	47,267
6.0%, 10-1-32	148	149,074
6.5%, 10-1-32	147	151,226
6.0%, 11-1-32	158	159,091
6.0%, 3-1-33	117	117,931
5.5%, 4-1-33	185	181,038
6.0%, 4-1-33	269	269,542
5.5%, 5-1-33	144	140,552
Federal National Mortgage Association Fixed Rate Pass-Through Certificates: (Continued)
5.5%, 1-1-34	139	135,527
5.5%, 1-1-34	137	134,023
5.5%, 3-1-34	187	183,697
5.5%, 3-1-34	79	77,172
5.5%, 4-1-34	199	195,449
5.5%, 4-1-34	61	60,116
5.0%, 5-1-34	79	74,935
5.5%, 5-1-34	169	165,213
5.5%, 11-1-34	1,534	1,499,848
6.0%, 11-1-34	1,082	1,082,173
5.5%, 2-1-35	235	229,364
4.5%, 3-1-35	535	493,395
5.0%, 7-1-35	228	216,975
5.0%, 7-1-35	108	103,204
5.0%, 7-1-35	96	91,034
5.0%, 7-1-35	57	53,875
4.5%, 9-1-35	456	421,032
5.5%, 10-1-35	1,094	1,069,401
Government National Mortgage Association Agency REMIC/CMO (Interest Only),
0.97248%, 6-17- 45	5,196	298,056
		15,627,167
Treasury Inflation Protected Obligation - 1.96%
United States Treasury Notes,
1.875%, 7-15-13 (B)	1,100	1,153,282

Treasury Obligations - 7.47%
United States Treasury Bonds,
5.375%, 2-15-31	355	373,693
United States Treasury Notes:
2.5%, 9-30-06	475	469,601
2.5%, 10-31-06	550	542,674
3.625%, 6-30-07	500	492,461
4.125%, 8-15-08	750	739,277
3.375%, 10-15-09	1,600	1,525,187
4.375%, 8-15-12	250	243,506
		4,386,399
TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS- 40.97%		$24,062,717

(Cost: $24,529,444)

SHORT-TERM SECURITY - 0.32%

United States Government Agency Obligation
Federal Home Loan Bank,
4.65%, 4-3-06 (Cost: $184,952)	185	$184,952

TOTAL INVESTMENT SECURITIES - 99.62%		$58,504,721

(Cost: $59,809,054)

CASH(C) AND OTHER ASSETS, NET OF LIABILITIES - 0.38%		224,994

NET ASSETS - 100.00%		$58,729,715

Notes to Schedule of Investments

Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: CMO - Collateralized Mortgage Obligation; REMIC - Real Estate Mortgage Investment Conduit.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $9,445,677 or 16.08% of net assets.

(B)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
(C)Cash serves as collateral for the following open futures contracts at March 31, 2006. (See Note 7 to financial statements):
Type	Number of Contracts	Expiration Date	Market Value	Underlying Face Amount at Value

United States 2 Year Treasury Note	30	6-21-06	$6,115,781	$6,125,625
United States 5 Year Treasury Note	12	6-21-06	1,253,250	1,253,813
United States 10 Year Treasury Note	30	6-21-06	3,191,719	3,217,859

			$10,560,750	$10,597,297

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY BOND FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $59,809) (Notes 1 and 3)	$58,505
Initial margin - futures	11
Receivables:
Dividends and interest	470
Fund shares sold	49
Variation margin	2
Prepaid and other assets	15

Total assets	59,052

LIABILITIES
Payable to Fund shareholders	173
Payable for investment securities purchased	29
Accrued service fee (Note 2)	28
Accrued management fee (Note 2)	26
Dividends payable	26
Accrued shareholder servicing (Note 2)	11
Due to custodian	6
Accrued accounting services fee (Note 2)	4
Accrued distribution fee (Note 2)	2
Other	17

Total liabilities	322

Total net assets	$58,730

NET ASSETS
Capital paid in (shares authorized - unlimited)	$60,420
Accumulated undistributed loss:
Accumulated undistributed net investment loss	(– )*
Accumulated undistributed net realized loss on investment transactions	(401)
Net unrealized depreciation in value of investments	(1,289)

Net assets applicable to outstanding units of capital	$58,730

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.28
Class B	$10.28
Class C	$10.28
Class Y	$10.28
Capital shares outstanding:
Class A	5,391
Class B	141
Class C	169
Class Y	2

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY BOND FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$2,906
Dividends	34

Total income	2,940

Expenses (Note 2):
Investment management fee	294
Service fee:
Class A	130
Class B	3
Class C	3
Class Y	–	*
Shareholder servicing:
Class A	94
Class B	6
Class C	5
Class Y	–	*
Registration fees	50
Accounting services fee	44
Audit fees	20
Distribution fee:
Class A	4
Class B	9
Class C	8
Custodian fees	13
Legal fees	2
Other	25

Total expenses	710

Net investment income	2,230

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(230)
Unrealized depreciation in value of investments during the period	(1,046)

Net loss on investments	(1,276)

Net increase in net assets resulting from operations	$954

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY BOND FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006		2005

INCREASE IN NET ASSETS
Operations:
Net investment income		$2,230	$1,376
Realized net gain (loss) on investments		(230)	89
Unrealized depreciation		(1,046)	(998)

Net increase in net assets resulting from operations		954	467

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A		(2,164)	(1,367)
Class B		(33)	(12)
Class C		(33)	(7)
Class Y		(1)	(1)
Realized gains on investment transactions:
Class A		(–)	(–)
Class B		(–)	(–)
Class C		(–)	(–)
Class Y		(–)	(–)

		(2,231)	(1,387)

Capital share transactions (Note 5)		9,284	28,126

Total increase		8,007	27,206
NET ASSETS
Beginning of period		50,723	23,517

End of period		$58,730	$50,723

Undistributed net investment income (loss)	$	(– )*	$1

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 54 - 58.

See Notes to Financial Statements.

Financial Highlights
      IVY BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended September 30,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$10.52	$10.83	$10.73		$10.57	$10.30	$9.60

Income (loss) from investment operations:
Net investment income	0.42	0.41	0.23		0.45	0.52	0.58
Net realized and unrealized gain (loss) on investments	(0.24)	(0.30)	0.09		0.15	0.27	0.70

Total from investment operations	0.18	0.11	0.32		0.60	0.79	1.28

Less distributions from:
Net investment income	(0.42)	(0.42)	(0.22)		(0.44)	(0.52)	(0.58)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)

Total distributions	(0.42)	(0.42)	(0.22)		(0.44)	(0.52)	(0.58)

Net asset value, end of period	$10.28	$10.52	$10.83		$10.73	$10.57	$10.30

Total return (1)	1.74%	1.04%	3.03%		5.84%	7.90%	13.68%
Net assets, end of period (in millions)	$56	$49	$23		$18	$17	$16
Ratio of expenses to average net assets including reimbursement	1.23%	1.17%	1.46	%(2)(3)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets including reimbursement	4.03%	3.84%	4.53	%(2)(3)	4.25%	5.07%	5.77%
Ratio of expenses to average net assets excluding reimbursement	NA	1.43%	2.36	%(2)(3)	2.01%	1.92%	1.99%
Ratio of net investment income to average net assets excluding reimbursement	NA	3.58%	3.64	%(2)(3)	3.39%	4.30%	4.93%
Portfolio turnover rate	126%	200%	78%		119%	148%	252%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.
(3)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Expenses for Class A shares before and after the merger were limited to 1.15% of average net assets.

See Notes to Financial Statements.

Financial Highlights
      IVY BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$10.52	$10.83	$10.64

Income (loss) from investment operations:
Net investment income	0.30	0.28	0.11
Net realized and unrealized gain (loss) on investments	(0.24)	(0.31)	0.19

Total from investment operations	0.06	(0.03)	0.30

Less distributions from:
Net investment income	(0.30)	(0.28)	(0.11)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.30)	(0.28)	(0.11)

Net asset value, end of period	$10.28	$10.52	$10.83

Total return	0.57%	-0.23%	2.77%
Net assets, end of period (in thousands)	$1,451	$744	$287
Ratio of expenses to average net assets	2.38%	2.45%	2.76	%(2)
Ratio of net investment income to average net assets	2.90%	2.63%	3.04	%(2)
Portfolio turnover rate	126%	200%	78	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$10.52	$10.83	$10.64

Income (loss) from investment operations:
Net investment income	0.31	0.27	0.11
Net realized and unrealized gain (loss) on investments	(0.24)	(0.31)	0.19

Total from investment operations	0.07	(0.04)	0.30

Less distributions from:
Net investment income	(0.31)	(0.27)	(0.11)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.31)	(0.27)	(0.11)

Net asset value, end of period	$10.28	$10.52	$10.83

Total return	0.66%	-0.40%	2.77%
Net assets, end of period (in thousands)	$1,737	$547	$115
Ratio of expenses to average net assets	2.28%	2.59%	2.61	%(2)
Ratio of net investment income to average net assets	3.01%	2.47%	3.09	%(2)
Portfolio turnover rate	126%	200%	78	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$10.52	$10.83	$10.64

Income (loss) from investment operations:
Net investment income	0.41	0.39	0.13
Net realized and unrealized gain (loss) on investments	(0.24)	(0.31)	0.19

Total from investment operations	0.17	0.08	0.32

Less distributions from:
Net investment income	(0.41)	(0.39)	(0.13)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.41)	(0.39)	(0.13)

Net asset value, end of period	$10.28	$10.52	$10.83

Total return	1.62%	0.75%	3.03%
Net assets, end of period (in thousands)	$20	$34	$25
Ratio of expenses to average net assets	1.34%	1.46%	1.54	%(2)
Ratio of net investment income to average net assets	3.91%	3.65%	3.99	%(2)
Portfolio turnover rate	126%	200%	78	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of Ivy Cash Reserves Fund
      March 31, 2006

An interview with Mira Stevovich, CFA,
portfolio manager of the Ivy Cash Reserves Fund

The following discussion and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006. Please note that this Fund is closed to new investors.

How did the Fund perform during the last fiscal year?

The Fund remained competitive with peer money market funds during the fiscal year. The overall yield increased gradually over the year, due primarily to increases in market rates of interest, as the Federal Reserve increased the Federal Fund's rate consistently over the course of the year. The fiscal year began with the Federal Funds rate at 2.75 percent. The Federal Reserve continued to remove excess liquidity from the financial system by increasing short-term interest rates in a steady and measured way. At fiscal year-end the Federal Funds rate was 4.75 percent, up 2 percentage points from the previous fiscal year.

What factors affected performance during the fiscal year?

Certainly the increase in short-term interest rates was a major factor in the overall performance of the Fund. The steady march of rate increases kept us reinvesting at higher rates of interest, thereby increasing the yield on the Fund.

Credit quality also continued to play a role in the management and performance of the Fund. We remain vigilant in our review of companies and securities in which we invest. We continue to select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints. However, these securities do not always pay the highest rates of interest, meaning that the overall yield can be held down somewhat by the higher quality bias.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Investors in the short-term market have kept their investments relatively short in anticipation of future rate increases. As a result, yields on securities with very short maturities became depressed. Also, the uncertainty over the ultimate timing and magnitude of interest rate increases influenced longer-dated securities, limiting the typical upward reaction to increases in short-term rates. This also kept investors at the shorter end of the short-term market, somewhat suppressing yields.

What strategies and techniques did you employ that specifically affected the Fund's performance?

As always, we carefully select securities that we feel are of the highest credit quality. This approach ultimately affects the Fund's yield, because high quality securities are issued at premium rates of interest (lower-yielding securities). In an effort to compensate for this, we have tried to purchase longer-dated (higher-yielding), high quality securities. We also have looked to certain sectors, such as taxable municipal securities, which have been offered at attractive rates of interest. We feel that floating-rate taxable municipal and corporate securities have been excellent investment vehicles during this incrementally increasing interest rate environment. The more frequently the rate change of the floating-rate security, the more quickly interest rate increases are captured in the Fund.

What industries did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

Our first emphasis is credit quality. Beyond that, we have maintained a substantial portion of the Fund in the floating rate security sector, attempting to take advantage of increasing rates of interest. We intend to continue to hold securities of this type going forward; however, due to the uncertainty of future interest rate increases, we may look to add longer-dated securities, thereby locking-in higher rates of interest.

Recently, we also have invested in asset-backed commercial paper programs, as they generally provide higher yields, while also providing high credit quality. We intend to look to increase our exposure to this sector when the opportunity presents itself.

Going forward, we likely will choose securities from all sectors, including U.S. Treasury and government agency securities, when we feel they look attractive on a relative basis.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

SHAREHOLDER SUMMARY OF IVY CASH RESERVES FUND

Portfolio Highlights

On March 31, 2006 Ivy Cash Reserves Fund had net assets totaling $5,037,515.

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Corporate Obligations - Notes	$39.24
Municipal Obligations - Taxable	$23.23
United States Government Agency Obligations and Cash and Cash Equivalents	$15.73
Corporate Obligations - Commercial Paper	$12.87
Corporate Obligations - Certificates of Deposit	$8.93

The Investments of Ivy Cash Reserves Fund
March 31, 2006
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Certificate of Deposit - 8.93%
Banks
Barclays Bank PLC, New York Branch,
5.2%, 4-3-07	$150	$150,000
Citibank, N.A.,
4.625%, 4-28-06	100	100,000
Royal Bank of Scotland plc (The):
4.34%, 10-3-06	100	100,000
4.725%, 11-27-06	100	99,926
		449,926
Commercial Paper
Banks - 8.91%
Preferred Receivables Funding Corp.,
4.88%, 4-3-06	250	249,932
Rabobank USA Financial Corp. (Rabobank Nederland),
4.84%, 4-3-06	199	198,947
		448,879
Security and Commodity Brokers - 3.96%
UBS Finance Delaware LLC (UBS AG),
4.49%, 4-17-06	200	199,601

Total Commercial Paper - 12.87%		648,480

Notes
Apparel - 3.98%
NIKE, Inc.,
5.5%, 8-15-06	200	200,589

Banks - 5.16%
Bank of New York Company Inc. (The),
2.2%, 5-12-06	160	159,720
Wells Fargo & Company,
4.73875%, 4-18-06	100	100,000
		259,720
Business Equipment & Services - 3.18%
Berkeley Hills Country Club, Inc., Incremental Taxable Variable Rate Demand Bonds, Series 2000 (Wachovia Bank, N.A.),
4.93%, 4-6-06	160	160,000

Computers - Main and Mini - 1.98%
International Business Machines Corporation,
4.68%, 4-10-06	100	100,000

Finance Companies - 2.48%
Park Street Properties I, LLC, Taxable Variable Rate Demand Notes, Series 2004 (University of Wisconsin - Madison Projects), (U.S. Bank, National Association),
4.83%, 4-6-06	125	125,000

Health Care - Drugs - 8.24%
Lilly (Eli) and Company,
4.6%, 4-3-06	250	250,000
Pfizer Investment Capital p.l.c. (Pfizer Inc.), Extendible Liquidity Securities,
4.70875%, 4-18-06	165	165,000
		415,000
Multiple Industry - 6.96%
3M Company,
5.6736%, 12-12-06 (A)	100	100,550
The Salvation Army, Taxable Multi-Modal Revenue Bonds, Series 2005A (The Bank of New York),
4.83%, 4-6-06	250	250,000
		350,550
Retail - General Merchandise - 4.98%
Wal-Mart Stores, Inc.,
5.586%, 6-1-06	250	250,712

Retail - Specialty Stores - 2.28%
El Dorado Enterprises of Miami, Inc., Taxable Variable Rate Demand Bonds, Series 1999 (Wachovia Bank, N.A.),
4.93%, 4-6-06	115	115,000

Total Notes - 39.24%		1,976,571

TOTAL CORPORATE OBLIGATIONS - 61.04%		$3,074,977

(Cost: $3,074,977)

MUNICIPAL OBLIGATIONS - TAXABLE

California - 10.92%
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
4.92%, 4-5-06	300	300,000
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Air Products and Chemicals, Inc./Wilmington Facility), Taxable Series 1997A,
4.6%, 4- 4-06	250	250,000
		550,000
Florida - 2.68%
University of South Florida Research Foundation, Incorporated, Variable Rate Demand Revenue Bonds (Interdisciplinary Research Building Project), Taxable Series 2004B (Bank of America, N.A.),
4.8%, 4-5-06	135	135,000

Georgia - 1.99%

Municipal Electric Authority of Georgia, General Resolution
      Projects Bond Anticipation Notes, Series B (Taxable),
      (Bayerische Landesbank, New York Branch, Wachovia Bank,
      National Association and WestLB AG, New York Branch),

4.7%, 4- 4-06	100	100,000

New York - 3.67%
City of New York (The), General Obligation Bonds, Fiscal 1995 Series B, Taxable Adjustable Rate Bonds (Bayerische Landesbank Girozentrale),
4.62%, 4- 4-06	115	115,000
Nassau County Industrial Development Agency, Taxable Variable Rate Demand Revenue Bonds (57 Seaview Realty Associates, LLC 2004 Project), (Wachovia Bank, N.A.),
4.83%, 4-6-06	70	70,000
		185,000
Texas - 1.99%
Gulf Coast Waste Disposal Authority, Pollution Control Revenue Bonds (Amoco Oil Company Project), Taxable Series 1995,
4.55%, 5-1-06	100	100,000

Washington - 1.98%
Washington State Housing Finance Commission, Taxable Variable Rate Demand Multifamily Revenue Bonds (Columbia Heights Retirement Project), Series 2004 B (Wells Fargo Bank, N.A.),
4.8%, 4-3-06	100	100,000

TOTAL MUNICIPAL OBLIGATIONS - TAXABLE - 23.23%		$1,170,000

(Cost: $1,170,000)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Federal Home Loan Bank:
4.0%, 4-13-06	100	100,000
5.0%, 3-2-07	100	100,000
Federal National Mortgage Association,
4.05%, 8-14-06	170	170,000
Overseas Private Investment Corporation:
4.8%, 4-5-06	180	180,000
4.82%, 4-5-06	360	360,465

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 18.07%		$910,465

(Cost: $910,465)

TOTAL INVESTMENT SECURITIES - 102.34%		$5,155,442

(Cost: $5,155,442)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.34%)		(117,927)

NET ASSETS - 100.00%		$5,037,515

Notes to Schedule of Investments

(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of this security amounted to 2.00% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

Statement of Assets and Liabilities
      IVY CASH RESERVES FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $5,155) (Note 1)	$5,155
Receivables:
Interest	38
Fund shares sold	2
Prepaid and other assets	30

Total assets	5,225

LIABILITIES
Payable for investment securities purchased	150
Due to Custodian	20
Payable to Fund shareholders	10
Accrued shareholder servicing (Note 2)	3
Accrued management fee (Note 2)	2
Dividends payable	2

Total liabilities	187

Total net assets	$5,038

NET ASSETS
Capital paid in (shares authorized - unlimited)	$5,038

Net assets applicable to outstanding units of capital	$5,038

Net asset value per share (net assets divided by shares outstanding):
Class A	$1.00
Class B	$1.00
Class C	$1.00
Capital shares outstanding:
Class A	3,957
Class B	1,009
Class C	72

See Notes to Financial Statements.

Statement of Operations
      IVY CASH RESERVES FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$199

Expenses (Note 2):
Registration fees	37
Shareholder servicing:
Class A	25
Class B	5
Class C	1
Investment management fee	21
Audit fees	14
Shareholder report printing	8
Custodian fees	4
Other	7

Total	122
Less expenses in excess of contractual limit (Note 2)	(55)

Total expenses	67

Net investment income	132

Net increase in net assets resulting from operations	$132

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY CASH RESERVES FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

DECREASE IN NET ASSETS
Operations:
Net investment income	$132	$53

Net increase in net assets resulting from operations	132	53

Distributions to shareholders from net investment income (Note 1F): (1)
Class A	(99)	(39)
Class B	(31)	(13)
Class C	(2)	(1)

	(132)	(53)

Capital share transactions (Note 5)	(797)	(3,087)

Total decrease	(797)	(3,087)
NET ASSETS
Beginning of period	5,835	8,922

End of period	$5,038	$5,835

Undistributed net investment income	$–	$–

(1)See "Financial Highlights" on pages 66 - 68.

See Notes to Financial Statements.

Financial Highlights
      IVY CASH RESERVES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income	0.03	0.01	0.00	*	0.00 *	0.01 (1)	0.03
Less dividends declared	(0.03)	(0.01)	(0.00	)*	(0.00)*	(0.01)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Total return	2.50%	0.78%	0.07%		0.33%	0.78%	3.12%
Net assets, end of period (in millions)	$4	$4	$6		$6	$15	$13
Ratio of expenses to average net assets including reimbursement	1.25%	0.94%	0.85	%(2)	0.85%	0.88%	0.87%
Ratio of net investment income to average net assets including reimbursement	2.47%	0.77%	0.29	%(2)	0.35%	0.78%	3.12%
Ratio of expenses to average net assets excluding reimbursement	2.33%	2.09%	2.36	%(2)	1.80%	1.73%	1.59%
Ratio of net investment income (loss) to average net assets excluding reimbursement	1.39%	-0.38%	-1.22	%(2)	-0.60%	-0.07%	2.40%

*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY CASH RESERVES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002	2001
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income	0.03	0.01	0.00	*	0.00 *	0.01 (1)	0.03
Less dividends declared	(0.03)	(0.01)	(0.00	)*	(0.00)*	(0.01)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Total return	2.50%	0.78%	0.07%		0.36%	0.85%	3.19%
Net assets, end of period (in millions)	$1	$1	$3		$3	$6	$7
Ratio of expenses to average net assets including reimbursement	1.25%	0.92%	0.85	%(2)	0.83%	0.80%	0.80%
Ratio of net investment income to average net assets including reimbursement	2.46%	0.72%	0.29	%(2)	0.38%	0.85%	3.19%
Ratio of expenses to average net assets excluding reimbursement	2.06%	1.84%	2.32	%(2)	1.77%	1.65%	1.52%
Ratio of net investment income (loss) to average net assets excluding reimbursement	1.65%	-0.20%	-1.18	%(2)	-0.56%	0.00%	2.47%

*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY CASH RESERVES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income	0.03	0.01	0.00	*	0.00 *	0.01 (1)	0.03
Less dividends declared	(0.03)	(0.01)	(0.00	)*	(0.00)*	(0.01)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Total return	2.50%	0.78%	0.07%		0.40%	0.74%	3.10%
Net assets, end of period (in thousands)	$72	$90	$167		$184	$813	$519
Ratio of expenses to average net assets including reimbursement	1.25%	0.94%	0.85	%(2)	0.72%	0.84%	0.88%
Ratio of net investment income to average net assets including reimbursement	2.48%	0.77%	0.29	%(2)	0.52%	0.82%	3.10%
Ratio of expenses to average net assets excluding reimbursement	2.59%	2.60%	3.91	%(2)	1.66%	1.69%	1.60%
Ratio of net investment income (loss) to average net assets excluding reimbursement	1.14%	-0.89%	-2.77	%(2)	-0.42%	-0.03%	2.38%

*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Managers' Discussion of Ivy Cundill Global Value Fund
      March 31, 2006

The Ivy Cundill Global Value Fund is subadvised by Cundill Investment Research Ltd. The following is an interview with F. Peter Cundill, CFA, and Hiok Hhu Ng, CFA, portfolio managers of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance during the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund did well on an absolute basis, returning 17.49 percent (Class A shares before the impact of sales charges), although it slightly underperformed its benchmark. The Morgan Stanley Capital International World Index (reflecting the performance of securities that generally represent the global stock market) rose 18.02 percent for the fiscal year.

The Fund did outperform one peer group over the fiscal year, as represented by the Lipper Global Small/Mid-Cap Value Funds Universe Average (generally reflecting the performance of small-cap and mid-cap funds with similar investment objectives), which increased 17.34 percent for the fiscal year, although it underperformed a broader peer group, represented by the Lipper Global Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) which returned 20.11 percent for the same period. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What factors affected Fund performance relative to its benchmark index during the fiscal year?

We nearly kept pace with our benchmark, despite the challenge in finding investments that fall under our value investment criteria. As a result, continued cash inflows marginally diluted performance and compounded the cash drag on performance.

For the fiscal year, the Fund's top five equity performers in descending order were Nikko Cordial, KT&G, Kirin Brewery, Dongwon Financial Holding Co., Ltd. and Italmobiliare. Our five primary detractors from performance were FFH, Mabuchi, Acom, Liberty Media Global and CANTV.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The Fund had its largest equity exposure in Japan. In the spring of 2005, the Japanese holdings in the Fund continued to languish until an election was called by Prime Minister Junichiro Koizumi. Since then, our Japanese holdings have appreciated significantly amid increased investor demand, compounded by a change in analysts' sentiment. On a trip in Asia last year, we found it was evident that interest in Japan was higher than it had been in years. We positioned the Fund in an effort to take advantage of improved valuations there.

Confidence continues to improve in Asia and many balance sheets are getting stronger on the back of better operating fundamentals. South Korea made the most lasting impression due to the structural changes it has and continues to undergo. This can be validated by the restructuring that is ongoing at Korea Tobacco & Ginseng (KT&G), the Fund's second largest holding. This firm has been subject to much media attention. Carl Icahn and Warren Lichtenstein attempted a hostile takeover of KT&G, as they believed that management was not doing enough to unlock shareholder value. Management has recently announced that they are in negotiations to sell non-core assets.

The devastation caused by Hurricanes Katrina and Rita took a significant amount of capacity out of the insurance industry and has had an impact on short-term earnings of our insurance holdings. We believe that premiums, deductibles and contract terms could be more onerous in 2006 as a result of the unprecedented damages caused by the hurricanes.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We strive to stay true to our focused and concentrated approach to value investing. Our top 10 holdings represented approximately 40 percent of total net assets at the end of this fiscal year.

The Fund's largest Japanese position, Nikko Cordial, has performed well due to fundamental improvements. Nikko's March 2006 earnings from its retail, wholesale, principal investment and asset management divisions contributed to record earnings and dividends since March 2001, when Nikko formed its holding company structure. Nikko is currently in negotiations to purchase an equity stake in Lone Star Bank. If an agreement can be reached, this would be the first time in Japan where a broker acquires a bank.

We continue to have a significant presence in the Japanese consumer finance sector, which we believe may benefit from potential regulatory reform. Investors remain uncertain of the legislative outcome, and this uncertainty has been priced into our holdings. This allows us to add more to our existing positions with greater comfort. Still, aside from the consumer finance sector, we are finding value ideas harder to come by, even in Japan.

What is your outlook for the months ahead?

At fiscal year-end, stocks in the portfolio traded at 79 percent of what we believe is intrinsic value. Despite this potential value cushion, uncovering value ideas remains challenging. We will not invest for the sake of being fully invested. If this drought of ideas persists and our existing investments attain or exceed their respective intrinsic value, we may increase the Fund's cash positioning.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Cundill Global Value Fund, Class A Shares (1)	$15,789
Morgan Stanley Capital International World Index (2)	$15,505
Lipper Global Funds Universe Average (2)	$16,092
Lipper Global Small/Mid-Cap Value Funds Universe Average (2)	$17,740

		IVY CUNDILL GLOBAL VALUE FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX	LIPPER GLOBAL FUNDS UNIVERSE AVERAGE	LIPPER GLOBAL SMALL/ MID-CAP VALUE FUNDS UNIVERSE AVERAGE

Inception 9/4/01		9,425	10,000	10,000	10,000
DEC	2001	9,230	10,859	10,990	10,448
DEC	2002	8,107	8,699	9,014	9,153
DEC	2003	11,060	11,580	11,926	12,458
MARCH	2004	12,185	11,883	12,347	13,720
MARCH	2005	13,438	13,138	13,397	15,119
MARCH	2006	15,789	15,505	16,092	17,740

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of September 30, 2001.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y	Advisor Class(4)	Class I(4)

1-year period ended 3-31-06	10.74%	12.43%	16.70%	17.99%	18.09%	17.88%
5-year period ended 3-31-06	–	–	–	–	11.43%	–
10-year period ended 3-31-06	–	–	–	–	–	–
Since inception of Class(5) through 3-31-06	10.50%	13.20%	13.15%	21.27%	10.25%	20.34%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)Advisor Class shares and Class I shares are no longer available for investment.

(5)9-4-01 for Class A shares, 9-26-01 for Class B shares, 10-19-01 for Class C shares, 7-24-03 for Class Y shares, 4-19-00 for Advisor Class shares and 11-5-02 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY CUNDILL GLOBAL VALUE FUND

Portfolio Highlights

On March 31, 2006, Ivy Cundill Global Value Fund had net assets totaling $913,204,529 invested in a diversified portfolio of:

68.90%	Foreign Common Stocks
20.54%	Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts
10.56%	Domestic Common Stocks

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006 your Fund was invested by industry as follows:

Financial Services Stocks	$21.40
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$20.54
Consumer Services Stocks	$16.34
Consumer Nondurables Stocks	$13.60
Utilities Stocks	$8.39
Capital Goods Stocks	$5.96
Business Equipment and Services Stocks	$2.97
Multi-Industry Stocks	$2.76
Technology Stocks	$2.74
Miscellaneous Stocks	$2.68
Consumer Durables Stocks	$2.62

The Investments of Ivy Cundill Global Value Fund
March 31, 2006
COMMON STOCKS	Shares	Value

Bermuda - 1.12%
Guoco Group Limited (A)	800,000	$10,243,390

Canada - 7.83%
BCE Inc. (A)	1,500,000	36,130,496
Fairfax Financial Holdings Limited (A)	189,900	20,195,727
Legacy Hotels Real Estate Investment Trust (A)	1,371,200	9,803,930
Legacy Hotels Real Estate Investment Trust (A) (B)	753,900	5,390,303
		71,520,456
Germany - 2.19%
Henkel Kommanditgesellschaft auf Aktien (A)	86,525	9,321,690
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft, Registered Shares (A)	75,184	10,669,244
		19,990,934
Hong Kong - 2.76%
CITIC Pacific Limited (A)	2,000,000	6,005,813
First Pacific Company Limited (A)	51,724,000	19,165,308
		25,171,121
Italy - 3.77%
Italmobiliare S.p.A., Non-Convertible Savings Shares (A)	521,786	34,449,334

Japan - 37.65%
ACOM CO., LTD. (A)	565,000	33,170,348
AIFUL Corporation (A)	47,550	3,147,107
Asatsu-DK Inc. (A)	776,800	27,125,302
Coca-Cola West Japan Company Limited (A)	1,132,500	26,893,267
Kirin Brewery Company, Limited (A)	3,000,000	40,832,625
Lion Corporation (A)	2,500,000	15,526,763
Mabuchi Motor Co., Ltd. (A)	485,600	25,002,005
Nikko Cordial Corporation (A)	3,050,000	50,531,011
Nintendo Co., Ltd. (A)	160,300	23,970,094
Nippon Television Network Corporation (A)	180,000	26,426,508
NIPPONKOA Insurance Company, Limited (A)	1,900,000	17,337,298
TV Asahi Corporation (A)	6,612	17,021,546
Takefuji Corporation (A)	585,000	36,829,652
		343,813,526
Malaysia - 2.19%
AmcorpGroup Berhad (A)*	57,951,500	19,982,733

Singapore - 2.95%
Singapore Press Holdings Limited (A)	9,668,000	26,924,529

South Korea - 8.44%
Dongwon Financial Holding Co., Ltd. (A)	371,000	13,288,185
Korea Electric Power Corporation (A)	545,170	22,893,100
Korea Tobacco & Ginseng Corporation (A)	725,400	40,913,874
		77,095,159
United States - 10.56%
DIRECTV Group, Inc. (The)*	2,200,000	36,080,000
Liberty Global, Inc., Series A*	293,751	6,005,739
Liberty Global, Inc., Series C*	293,751	5,789,832
Liberty Media Corporation, Class A*	3,767,700	30,932,817
Verizon Communications Inc.	516,870	17,604,592
		96,412,980

TOTAL COMMON STOCKS - 79.46%		$725,604,162

(Cost: $600,330,874)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.48%	Face Amount in Thousands

Euro, 6-16-06 (C)	EUR16,900	318,878
Euro, 9-15-06 (C)	21,364	(347,207)
Japanese Yen, 6-16-06 (C)	JPY16,886,774	4,996,769
Japanese Yen, 9-15-06 (C)	18,431,890	59,955
Malaysian Ringgit 6-16-06 (C)	MYR17,620	(72,894)
Malaysian Ringgit 9-15-06 (C)	49,003	(92,580)
Singapore Dollar, 6-16-06 (C)	SGD22,617	(28,922)
Singapore Dollar, 9-15-06 (C)	16,625	(51,729)
South Korean Won, 6-16-06 (C)	KRW31,060,478	(181,636)
South Korean Won, 9-15-06 (C)	37,469,298	(161,947)
		$4,438,687

SHORT-TERM SECURITIES	Principal Amount in Thousands

Repurchase Agreement - 1.66%
J.P. Morgan Securities Inc., 3.4% Repurchase Agreement dated 3-31-06 to be repurchased at $15,158,294 on 4-3-06 (D)	$15,154	15,154,000

United States Government Obligations
Treasury Obligations - 19.12%
United States Treasury Bills:
4.39%, 4-6-06	10,000	9,993,903
4.4%, 4-13-06	25,000	24,963,333
4.4%, 4-13-06	23,000	22,966,267
4.56%, 4-13-06	3,000	2,995,440
4.68%, 4-17-06	12,000	11,978,160
4.56%, 4-20-06	7,500	7,481,950
4.585%, 4-20-06	17,500	17,457,653
4.59%, 4-20-06	10,000	9,975,775
4.01%, 4-27-06	10,000	9,971,039
4.41%, 4-27-06	25,000	24,920,375
4.43%, 4-27-06	12,000	11,961,607
4.54%, 5- 4-06	10,000	9,958,383
4.255%, 5-11-06	10,000	9,952,722
		174,576,607

TOTAL SHORT-TERM SECURITIES - 20.78%		$189,730,607

(Cost: $189,730,607)

TOTAL INVESTMENT SECURITIES - 100.72%		$919,773,456

(Cost: $790,061,481)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.72%)		(6,568,927)

NET ASSETS - 100.00%		$913,204,529

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of this security amounted to 0.59% of net assets.
(C)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro, JPY - Japanese Yen, KRW - Korean Won, MYR - Malaysian Ringgit, SGD - Singapore Dollar).
(D)Collateralized by $15,302,153 United States Treasury Note, 4.25% due 1-15-11; market value and accrued interest aggregate $15,446,650.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY CUNDILL GLOBAL VALUE FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Securities (cost - $774,907)	$904,619
Repurchase agreement (cost - $15,154)	15,154

919,773
Receivables:
Fund shares sold	5,126
Dividends and interest	2,998
Prepaid and other assets	48

Total assets	927,945

LIABILITIES
Payable for investment securities purchased	11,978
Payable to Fund shareholders	982
Accrued management fee (Note 2)	712
Due to custodian	335
Accrued shareholder servicing (Note 2)	225
Accrued service fee (Note 2)	197
Accrued distribution fee (Note 2)	172
Accrued accounting services fee (Note 2)	11
Accrued administrative fee (Note 2)	8
Other	120

Total liabilities	14,740

Total net assets	$913,205

NET ASSETS
Capital paid in (shares authorized - unlimited)	$786,746
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(1,773)
Accumulated undistributed net realized loss on investment transactions	(1,480)
Net unrealized appreciation in value of investments	129,712

Net assets applicable to outstanding units of capital	$913,205

Net asset value per share (net assets divided by shares outstanding):
Class A	$15.52
Class B	$15.23
Class C	$15.16
Class Y	$15.56
Advisor Class	$15.54
Class I	$15.41
Capital shares outstanding:
Class A	40,272
Class B	3,766
Class C	13,932
Class Y	1,058
Advisor Class	207
Class I	2

See Notes to Financial Statements.

Statement of Operations
      IVY CUNDILL GLOBAL VALUE FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $880)	$13,341
Interest and amortization	4,964

Total income	18,305

Expenses (Note 2):
Investment management fee	6,479
Shareholder servicing:
Class A	1,392
Class B	202
Class C	326
Class Y	23
Advisor Class	1
Class I	–	*
Distribution fee:
Class A	163
Class B	355
Class C	1,115
Service fee:
Class A	991
Class B	118
Class C	372
Class Y	34
Custodian fees	179
Accounting services fee	114
Administrative fee	67
Legal fees	21
Audit fees	17
Other	336

Total	12,305
Less expenses in excess of voluntary limit (Note 2)	(38)

Total expenses	12,267

Net investment income	6,038

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,658
Realized net gain on forward currency contracts	25,149
Realized net gain on foreign currency transactions	404

Realized net gain on investments	27,211

Unrealized appreciation in value of securities during the period	80,220
Unrealized appreciation in value of forward currency contracts during the period	310

Unrealized appreciation in value of investments during the period	80,530

Net gain on investments	107,741

Net increase in net assets resulting from operations	$113,779

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY CUNDILL GLOBAL VALUE FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$6,038	$(356)
Realized net gain (loss) on investments	27,211	(3,283)
Unrealized appreciation	80,530	36,619

Net increase in net assets resulting from operations	113,779	32,980

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(5,373)	(1,187)
Class B	(65)	(–)
Class C	(616)	(–)
Class Y	(252)	(76)
Advisor Class	(39)	(27)
Class I	(– )*	(1)
Realized gains on investment transactions:
Class A	(16,729)	(–)
Class B	(1,681)	(–)
Class C	(5,678)	(–)
Class Y	(569)	(–)
Advisor Class	(99)	(–)
Class I	(1)	(–)

	(31,102)	(1,291)

Capital share transactions (Note 5)	363,040	336,235

Total increase	445,717	367,924
NET ASSETS
Beginning of period	467,488	99,564

End of period	$913,205	$467,488

Undistributed net investment loss	$(1,773)	$(1,870)

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 82 - 92.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,		For the period from 9-4-01(1) to
	2006	2005	3-31-04		2003	2002	12-31-01

Net asset value, beginning of period	$13.79	$12.57	$11.41		$8.39	$9.64		$10.15

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.04	0.01		0.01	(0.00	)(2)	0.01
Net realized and unrealized gain (loss) on investments	2.21	1.25	1.15		3.05	(1.17	)(2)	(0.23)

Total from investment operations	2.38	1.29	1.16		3.06	(1.17)		(0.22)

Less distributions from:
Net investment income	(0.16)	(0.07)	(0.00)		(0.04)	(0.00)		(0.02)
Capital gains	(0.49)	(0.00)	(0.00)		(0.00)	(0.08)		(0.27)

Total distributions	(0.65)	(0.07)	(0.00)		(0.04)	(0.08)		(0.29)

Net asset value, end of period	$15.52	$13.79	$12.57		$11.41	$8.39		$9.64

Total return(3)	17.49%	10.29%	10.17%		36.43%	-12.17%		-2.07%
Net assets, end of period (in thousands)	$624,894	$320,750	$58,678	$29,530		$1,403		$213
Ratio of expenses to average net assets including reimbursement	1.62%	1.74%	1.70	%(4)	2.05%	2.28%		4.47	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	1.09%	0.08%	-0.09	%(4)	0.18%	0.02%		0.94	%(4)
Ratio of expenses to average net assets excluding reimbursement	NA	NA	1.84	%(4)	2.21%	4.97%		31.77	%(4)
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA	-0.23	%(4)	0.02%	-2.67%	-26.36		%(4)
Portfolio turnover rate	4%	5%	1%		24%	122%		57	%(5)

(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.
(5)For the 12 months ended December 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,		For the period from 9-26-01(1) to
	2006	2005	3-31-04		2003	2002	12-31-01

Net asset value, beginning of period	$13.54	$12.38	$11.26		$8.32	$9.61		$9.26

Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.01)	(0.02)		(0.06)	(0.05	) (2)	0.01
Net realized and unrealized gain (loss) on investments	2.14	1.17	1.14		3.00	(1.16	) (2)	0.62

Total from investment operations	2.20	1.16	1.12		2.94	(1.21)		0.63

Less distributions from:
Net investment income	(0.02)	(0.00)	(0.00)		(0.00)	(0.00)	(0.02)
Capital gains	(0.49)	(0.00)	(0.00)		(0.00)	(0.08)	(0.26)

Total distributions	(0.51)	(0.00)	(0.00)		(0.00)	(0.08)	(0.28)

Net asset value, end of period	$15.23	$13.54	$12.38		$11.26	$8.32		$9.61

Total return	16.43%	9.37%	9.95%		35.34%	-12.62%		6.91%
Net assets, end of period (in millions)	$57	$37	$12		$7	$2		$1
Ratio of expenses to average net assets including reimbursement	2.51%	2.62%	2.52	%(3)	3.20%	2.84%		6.04	%(3)
Ratio of net investment income (loss) to average net assets including reimbursement	0.21%	-0.86%	-1.31	%(3)	-1.13%	-0.54%		0.60	%(3)
Ratio of expenses to average net assets excluding reimbursement	NA	NA	2.67	%(3)	3.36%	5.53%	39.53		%(3)
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	-1.46	%(3)	-1.29%	-3.23%	-32.89		%(3)
Portfolio turnover rate	4%	5%	1%		24%	122%		57	%(4)

(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.
(4)For the 12 months ended December 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,		For the period from 10-19-01(1) to
	2006	2005	3-31-04		2003	2002	12-31-01

Net asset value, beginning of period	$13.48	$12.30	$11.19		$8.26	$9.57		$9.44

Income (loss) from investment operations:
Net investment income (loss)	0.08	(0.02)	(0.01)		(0.03)	(0.07	) (2)	0.01
Net realized and unrealized gain (loss) on investments	2.14	1.20	1.12		2.96	(1.16	) (2)	0.40

Total from investment operations	2.22	1.18	1.11		2.93	(1.23)		0.41

Less distributions from:
Net investment income	(0.05)	(0.00)	(0.00)		(0.00)	(0.00)	(0.02)
Capital gains	(0.49)	(0.00)	(0.00)		(0.00)	(0.08)	(0.26)

Total distributions	(0.54)	(0.00)	(0.00)		(0.00)	(0.08)	(0.28)

Net asset value, end of period	$15.16	$13.48	$12.30		$11.19	$8.26		$9.57

Total return	16.70%	9.59%	9.92%		35.47%	-12.88%		4.44%
Net assets, end of period (in thousands)	$211,242	$96,375	$23,840	$11,235		$446		$30
Ratio of expenses to average net assets including reimbursement	2.28%	2.42%	2.35	%(3)	2.93%	3.10%		7.71	%(3)
Ratio of net investment income (loss) to average net assets including reimbursement	0.43%	-0.62%	-1.09	%(3)	-0.83%	-0.80%		0.99	%(3)
Ratio of expenses to average net assets excluding reimbursement	NA	NA	2.50	%(3)	3.10%	5.79%	51.61		%(3)
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	-1.23	%(3)	-1.00%	-3.49%	-42.91		%(3)
Portfolio turnover rate	4%	5%	1%		24%	122%		57	%(4)

(1)Commencement of operations of the class.
(2)Based on average shares outstanding.
(3)Annualized.
(4)For the 12 months ended December 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 7-24-03(1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$13.82	$12.58	$11.40		$9.84

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.07	(0.01)		0.02
Net realized and unrealized gain on investments	2.26	1.29	1.19		1.58

Total from investment operations	2.45	1.36	1.18		1.60

Less distributions from:
Net investment income	(0.22)	(0.12)	(0.00)		(0.04)
Capital gains	(0.49)	(0.00)	(0.00)		(0.00)

Total distributions	(0.71)	(0.12)	(0.00)		(0.04)

Net asset value, end of period	$15.56	$13.82	$12.58		$11.40

Total return	17.99%	10.90%	10.35%		16.28%
Net assets, end of period (in millions)	$17	$10	$2		$1
Ratio of expenses to average net assets including reimbursement	1.19%	1.20%	1.20	%(2)	1.76	%(2)
Ratio of net investment income (loss) to average net assets including reimbursement	1.46%	0.52%	-0.32	%(2)	0.55	%(2)
Ratio of expenses to average net assets excluding reimbursement	1.46%	1.56%	1.80	%(2)	2.09	%(2)
Ratio of net investment income (loss) to average net assets excluding reimbursement	1.19%	0.16%	-0.92	%(2)	0.22	%(2)
Portfolio turnover rate	4%	5%	1%		24	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$13.77	$12.54	$11.37		$8.34	$9.55		$10.07

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.04	(0.01)		(0.01)	0.04 (2)		0.03
Net realized and unrealized gain (loss) on investments	2.23	1.32	1.18		3.10	(1.17	)(2)	(0.25)

Total from investment operations	2.45	1.36	1.17		3.09	(1.13)		(0.22)

Less distributions from:
Net investment income	(0.19)	(0.13)	(0.00)		(0.06)	(0.00)		(0.02)
Capital gains	(0.49)	(0.00)	(0.00)		(0.00)	(0.08)		(0.28)

Total distributions	(0.68)	(0.13)	(0.00)		(0.06)	(0.08)		(0.30)

Net asset value, end of period	$15.54	$13.77	$12.54		$11.37	$8.34		$9.55

Total return	18.09%	10.86%	10.29%		37.11%	-11.86%		-2.13%
Net assets, end of period (in millions)	$3	$3	$3		$3	$2		$1
Ratio of expenses to average net assets including reimbursement	1.12%	1.23%	1.26	%(3)	2.12%	1.83%		1.40%
Ratio of net investment income (loss) to average net assets including reimbursement	1.57%	0.41%	-0.17	%(3)	-0.07%	0.47%		0.37%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	1.41	%(3)	2.28%	4.52%		10.30%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	-0.32	%(3)	-0.23%	-2.22%		-8.53%
Portfolio turnover rate	4%	5%	1%		24%	122%		57%

(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY CUNDILL GLOBAL VALUE FUND
      Class I Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended	For the period from 11-5-02(2) to
	2006	2005	3-31-04		12-31-03	12-31-02

Net asset value, beginning of period	$13.70	$12.49	$11.33		$8.31	$8.85

Income (loss) from investment operations:
Net investment income (loss)	0.25 (3)	0.02	(0.01)		0.00	0.26
Net realized and unrealized gain (loss) on investments	2.16 (3)	1.30	1.17		3.08	(0.72)

Total from investment operations	2.41	1.32	1.16		3.08	(0.46)

Less distributions from:
Net investment income	(0.21)	(0.11)	(0.00)		(0.06)	(0.00)
Capital gains	(0.49)	(0.00)	(0.00)		(0.00)	(0.08)

Total distributions	(0.70)	(0.11)	(0.00)		(0.06)	(0.08)

Net asset value, end of period	$15.41	$13.70	$12.49		$11.33	$8.31

Total return	17.88%	10.62%	10.24%		37.12%	-5.23%
Net assets, end of period (in thousands)	$24	$70	$63		$57	$42
Ratio of expenses to average net assets including reimbursement	1.28%	1.49%	1.39	%(4)	2.03%	11.51	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	1.20%	0.16%	-0.29	%(4)	0.03%	2.96	%(4)
Ratio of expenses to average net assets excluding reimbursement	NA	NA	1.53	%(4)	2.20%	28.44	%(4)
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	-0.44	%(4)	-0.13%	-13.97	%(4)
Portfolio turnover rate	4%	5%	1%		24%	122	%(5)

(1)See Note 5 to financial statements.
(2)Commencement of operations of the class.
(3)Based on average weekly shares outstanding.
(4)Annualized.
(5)For the 12 months ended December 31, 2002.

See Notes to Financial Statements.

Manager's Discussion of Ivy Dividend Income Fund
      March 31, 2006

An interview with David P. Ginther, CPA, portfolio manager of the Ivy Dividend Income Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares increased 19.99 percent during the fiscal year (before the impact of sales charges). This compares with the Russell 1000 Index (the index that generally reflects the performance of the large cap sector of the stock market), which increased 13.20 percent, and the Lipper Equity Income Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 11.36 percent. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What factors impacted the Fund's performance relative to its benchmark index during the fiscal year?

We believe the Fund benefited from its focus on the energy and basic materials sectors. Energy stocks continued to increase due, in our opinion, to long-term secular fundamentals that have allowed oil prices generally to remain higher than expected. Oil supply remains tight, with OPEC's spare capacity at its lowest level since the 1970s, and oil producers are struggling to bring on new supply, even with climbing oil prices. Also, demand remains strong in the U.S. and China, despite oil's rapid price increase over the last two years. Basic industry stocks benefited from strong demand for commodities, due, in our view, to China's economy growing at a faster pace than forecasted. The Fund continues to focus on what we feel are high-quality, large-capitalization companies with strong cash flow that potentially can grow their dividend.

What other market conditions or events influenced the Fund's performance during the fiscal year?

We saw a number of challenging events over the period, although the financial markets and the economy remained resilient. Crude oil prices experienced significant price volatility, rising substantially in late September in the wake of Gulf Coast hurricanes, only to retreat slightly in late December before climbing again throughout the first three months of 2006. The Federal Reserve continued to raise short-term interest rates throughout the fiscal year, as economic data indicated solid growth with the potential for accelerating inflation brought on by the higher energy prices. We are beginning to see companies make use of stronger balance sheets, as evidenced by acquisitions activity and a rising number of companies increasing their dividends.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We remain overweight the energy group because we feel that long-term investment opportunity remains positive as worldwide demand, led by the U.S. and China, continues to outpace supply growth. We continue to remain cautious on the consumer, as we feel that higher energy costs, combined with the low savings rate, could potentially reduce discretionary spending. Our strategy continues to target total returns through dividend growth and capital gains.

We focus on large-capitalization, high-quality companies with established operating records that we believe can accelerate their dividend payout ratio in the future. We look for holdings with strong balance sheets and cash flow that we believe are market leaders in their industries. We believe companies that can continue to grow earnings and increase cash flow likely will increase their dividend payout ratio. We also attempted to position the Fund to take advantage of attractive fundamentals associated with commodities resulting from global economic growth, primarily in China.

What is your outlook for the next 12 months?

While we believe that economic growth may slow somewhat, we do feel that the economy will grow through the remainder of 2006, considering that inflation concerns appear to have moderated. Also, capital spending trends have begun to improve, and the job market shows signs of strength. We remain positive on the financial markets, as we feel the Federal Reserve may be nearing the end of its tightening cycle. We believe companies will use stronger corporate balance sheets for acquisitions, to increase dividends and to repurchase shares. We continue to focus on large-cap companies with established operating records and the cash flow to potentially grow their dividends.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Dividend Income Fund, Class A Shares (1)(2)	$13,924
Ivy Dividend Income Fund, Class B Shares (2)	$14,434
Ivy Dividend Income Fund, Class C Shares (2)	$14,438
Ivy Dividend Income Fund, Class Y Shares (2)	$14,828
Russell 1000 Index	$14,304
Lipper Equity Income Funds Universe Average	$14,347

		IVY DIVIDEND INCOME FUND CLASS A SHARES	IVY DIVIDEND INCOME FUND CLASS B SHARES	IVY DIVIDEND INCOME FUND CLASS C SHARES	IVY DIVIDEND INCOME FUND CLASS Y SHARES	RUSSELL 1000 INDEX	LIPPER EQUITY INCOME FUNDS UNIVERSE AVERAGE

JUNE	2003	9,425	10,000	10,000	10,000	10,000	10,000
SEPT	2003	9,392	9,950	9,960	9,978	10,300	10,185
DEC	2003	10,434	11,036	11,038	11,078	11,563	11,463
MARCH	2004	10,476	11,056	11,058	11,125	11,783	11,718
MARCH	2005	11,605	12,135	12,137	12,342	12,636	12,884
MARCH	2006	13,925	14,434	14,438	14,828	14,304	14,347

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-06	13.08%	14.94%	18.95%	20.14%
5-year period ended 3-31-06	–	–	–	–
10-year period ended 3-31-06	–	–	–	–
Since inception of Class(4) through 3-31-06	12.78%	13.39%	14.27%	15.38%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)6-30-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY DIVIDEND INCOME FUND

Portfolio Highlights

On March 31, 2006, Ivy Dividend Income Fund had net assets totaling $83,254,486 invested in a diversified portfolio of:

89.67%	Domestic Common Stocks
6.13%	Foreign Common Stocks
4.20%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Energy Stocks	$21.69
Financial Services Stocks	$16.22
Capital Goods Stocks	$8.39
Utilities Stocks	$8.19
Technology Stocks	$7.73
Consumer Nondurables Stocks	$6.43
Multi-Industry Stocks	$6.24
Health Care Stocks	$4.97
Raw Materials Stocks	$4.72
Cash and Cash Equivalents	$4.20
Consumer Services Stocks	$4.15
Miscellaneous Stocks	$3.80
Transportation Stocks	$3.27

The Investments of Ivy Dividend Income Fund
March 31, 2006
COMMON STOCKS	Shares	Value

Aircraft - 2.80%
Boeing Company (The)	18,600	$1,449,498
Goodrich Corporation	20,300	885,283
		2,334,781
Aluminum - 0.79%
Alcoa Incorporated	21,400	653,984

Banks - 3.05%
Bank of America Corporation	31,850	1,450,449
Mellon Financial Corporation	14,000	498,400
Wells Fargo & Company	9,250	590,797
		2,539,646
Beverages - 1.32%
Diageo plc, ADR	17,300	1,097,339

Business Equipment and Services - 0.95%
Genuine Parts Company	18,100	793,323

Capital Equipment - 4.14%
Caterpillar Inc.	23,300	1,673,173
Deere & Company	22,400	1,770,720
		3,443,893
Chemicals - Petroleum and Inorganic - 0.83%
du Pont (E.I.) de Nemours and Company	16,450	694,354

Chemicals - Specialty - 1.67%
Air Products and Chemicals, Inc.	20,650	1,387,474

Computers - Main and Mini - 0.51%
Xerox Corporation*	28,100	427,120

Computers - Peripherals - 3.38%
Microsoft Corporation	47,350	1,289,577
SAP Aktiengesellschaft, ADR	28,050	1,523,676
		2,813,253
Electrical Equipment - 0.59%
Emerson Electric Co.	5,850	489,235

Electronic Components - 1.04%
Microchip Technology Incorporated	11,200	406,504
Texas Instruments Incorporated	14,050	456,203
		862,707
Finance Companies - 2.84%
SLM Corporation	45,555	2,366,127

Food and Related - 0.88%
Campbell Soup Company	22,500	729,000

Health Care - Drugs - 1.22%
Pfizer Inc.	40,600	1,011,752

Health Care - General - 0.99%
Johnson & Johnson	13,900	823,158

Hospital Supply and Management - 2.76%
Medtronic, Inc.	37,100	1,882,825
UnitedHealth Group Incorporated	7,460	416,716
		2,299,541
Hotels and Gaming - 4.15%
Harrah's Entertainment, Inc.	15,650	1,220,074
Starwood Hotels & Resorts Worldwide, Inc.	32,950	2,231,704
		3,451,778
Household - General Products - 2.86%
Colgate-Palmolive Company	26,350	1,504,585
Procter & Gamble Company (The)	15,200	875,824
		2,380,409
Insurance - Property and Casualty - 2.55%
Allstate Corporation (The)	21,650	1,128,182
St. Paul Companies, Inc. (The)	23,900	998,781
		2,126,963
Metal Fabrication - 0.89%
Loews Corporation, Carolina Group	15,750	744,502

Mining - 1.43%
Freeport-McMoRan Copper & Gold Inc., Class B	19,900	1,189,423

Multiple Industry - 6.24%
3M Company	11,600	878,004
Altria Group, Inc.	29,500	2,090,370
General Electric Company	64,100	2,229,398
		5,197,772
Non-Residential Construction - 2.77%
Fluor Corporation	26,900	2,308,020

Petroleum - International - 9.31%
Anadarko Petroleum Corporation	17,850	1,803,029
BP p.l.c., ADR	11,000	758,340
Burlington Resources Inc.	23,800	2,187,458
Exxon Mobil Corporation	41,700	2,537,862
Marathon Oil Corporation	6,100	464,637
		7,751,326
Petroleum - Services - 12.38%
BJ Services Company	24,450	845,970
Baker Hughes Incorporated	30,650	2,096,460
Grant Prideco, Inc.*	10,200	436,968
National Oilwell Varco, Inc.*	15,650	1,003,478
Patterson-UTI Energy, Inc.	44,200	1,412,411
Schlumberger Limited	19,700	2,493,429
Transocean Inc.*	14,100	1,132,230
Weatherford International Ltd.*	19,450	889,838
		10,310,784
Railroad - 1.33%
Union Pacific Corporation	11,900	1,110,865

Real Estate Investment Trust - 2.27%
ProLogis	15,050	805,175
Simon Property Group, Inc.	12,900	1,085,406
		1,890,581
Retail - General Merchandise - 0.58%
Federated Department Stores, Inc.	6,581	480,413

Security and Commodity Brokers - 7.78%
AllianceBernstein Holding L.P.	25,650	1,699,313
Chicago Mercantile Exchange Holdings Inc.	4,050	1,812,375
Legg Mason, Inc.	4,200	526,386
Marsh & McLennan Companies, Inc.	37,000	1,086,320
Morgan (J.P.) Chase & Co.	32,452	1,351,301
		6,475,695
Tobacco - 1.37%
Reynolds American Inc.	10,800	1,139,400

Trucking and Shipping - 1.94%
United Parcel Service, Inc., Class B	20,300	1,611,414

Utilities - Electric - 2.50%
Dominion Resources, Inc.	11,900	821,457
NRG Energy, Inc.*	18,550	838,831
NiSource Inc.	20,750	419,565
		2,079,853
Utilities - Gas and Pipeline - 2.57%
Enbridge Inc.	28,850	832,899
Kinder Morgan, Inc.	14,250	1,310,858
		2,143,757
Utilities - Telephone - 3.12%
BellSouth Corporation	22,050	764,032
Iowa Telecommunications Services, Inc.	48,250	920,610
Valor Communications Group, Inc.	69,300	911,988
		2,596,630

TOTAL COMMON STOCKS - 95.80%		$79,756,272

(Cost: $62,976,148)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper - 2.57%
Finance Companies
Preferred Receivables Funding Corp.,
4.88%, 4-3-06	$2,140	2,139,420

Commercial Paper (backed by irrevocable bank letter of credit) - 1.80%
Finance Companies
River Fuel Trust #1 (Bank of New York Company Inc. (The)),
4.58%, 4-3-06	1,500	1,499,618

Municipal Obligation - Taxable - 1.20%
California
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
4.92%, 4-5-06	$1,000	1,000,000

TOTAL SHORT-TERM SECURITIES - 5.57%		$4,639,038

(Cost: $4,639,038)

TOTAL INVESTMENT SECURITIES - 101.37%		$84,395,310

(Cost: $67,615,186)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.37%)		(1,140,824)

NET ASSETS - 100.00%		$83,254,486

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definition of this acronym is as follows: ADR - American Depositary Receipts.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY DIVIDEND INCOME FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $67,615) (Notes 1 and 3)	$84,395
Cash	1
Receivables:
Fund shares sold	249
Dividends and interest	172
Prepaid and other assets	10

Total assets	84,827

LIABILITIES
Payable for investment securities purchased	1,223
Payable to Fund shareholders	229
Accrued management fee (Note 2)	50
Accrued shareholder servicing (Note 2)	21
Accrued service fee (Note 2)	18
Accrued distribution fee (Note 2)	14
Accrued accounting services fee (Note 2)	4
Other	14

Total liabilities	1,573

Total net assets	$83,254

NET ASSETS
Capital paid in (shares authorized - unlimited)	$66,621
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	37
Accumulated undistributed net realized loss on investment transactions	(184)
Net unrealized appreciation in value of investments	16,780

Net assets applicable to outstanding units of capital	$83,254

Net asset value per share (net assets divided by shares outstanding):
Class A	$14.41
Class B	$14.34
Class C	$14.34
Class Y	$14.41
Capital shares outstanding:
Class A	4,270
Class B	496
Class C	965
Class Y	54

See Notes to Financial Statements.

Statement of Operations
      IVY DIVIDEND INCOME FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $3)	$1,306
Interest and amortization	229

Total income	1,535

Expenses (Note 2):
Investment management fee	455
Shareholder servicing:
Class A	122
Class B	25
Class C	39
Class Y	2
Service fee:
Class A	76
Class B	17
Class C	29
Class Y	3
Distribution fee:
Class A	37
Class B	50
Class C	88
Accounting services fee	44
Audit fees	16
Custodian fees	11
Legal fees	3
Other	78

Total expenses	1,095

Net investment income	440

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(174)
Unrealized appreciation in value of securities during the period	11,630

Net gain on investments	11,456

Net increase in net assets resulting from operations	$11,896

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY DIVIDEND INCOME FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$440	$239
Realized net gain (loss) on investments	(174)	130
Unrealized appreciation	11,630	3,430

Net increase in net assets resulting from operations	11,896	3,799

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(397)	(208)
Class B	(6)	(–)
Class C	(13)	(–)
Class Y	(10)	(9)
Realized gains on investment transactions:
Class A	(98)	(84)
Class B	(14)	(16)
Class C	(25)	(29)
Class Y	(2)	(3)

	(565)	(349)

Capital share transactions (Note 5)	22,983	19,821

Total increase	34,314	23,271
NET ASSETS
Beginning of period	48,940	25,669

End of period	$83,254	$48,940

Undistributed net investment income	$37	$23

(1)See "Financial Highlights" on pages 98 - 104.

See Notes to Financial Statements.

Financial Highlights
      IVY DIVIDEND INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 6-30-03(1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$12.13	$11.07	$11.03		$10.00

Income from investment operations:
Net investment income	0.12 (2)	0.09	0.01		0.04
Net realized and unrealized gain on investments	2.30 (2)	1.10	0.04		1.03

Total from investment operations	2.42	1.19	0.05		1.07

Less distributions from:
Net investment income	(0.11)	(0.09)	(0.01)		(0.04)
Capital gains	(0.03)	(0.04)	(0.00)		(0.00)

Total distributions	(0.14)	(0.13)	(0.01)		(0.04)

Net asset value, end of period	$14.41	$12.13	$11.07		$11.03

Total return (3)	19.99%	10.78%	0.41%		10.70%
Net assets, end of period (in millions)	$61	$32	$17		$16
Ratio of expenses to average net assets including voluntary expense waiver	1.45%	1.59%	2.00	%(4)	1.11	%(4)
Ratio of net investment income to average net assets including voluntary expense waiver	0.92%	0.94%	0.20	%(4)	1.34	%(4)
Ratio of expenses to average net assets excluding voluntary expense waiver	NA (5)	NA (5)	2.40	%(4)	1.81	%(4)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	NA (5)	NA (5)	-0.20	%(4)	0.64	%(4)
Portfolio turnover rate	15%	32%	12%		16%

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.
(5)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      IVY DIVIDEND INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 6-30-03(1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$12.09	$11.05	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	(0.02)		0.01
Net realized and unrealized gain on investments	2.28	1.06	0.04		1.03

Total from investment operations	2.29	1.08	0.02		1.04

Less distributions from:
Net investment income	(0.01)	(0.00)	(0.00)		(0.01)
Capital gains	(0.03)	(0.04)	(0.00)		(0.00)

Total distributions	(0.04)	(0.04)	(0.00)		(0.01)

Net asset value, end of period	$14.34	$12.09	$11.05		$11.03

Total return	18.94%	9.76%	0.18%		10.36%
Net assets, end of period (in millions)	$7	$6	$2		$2
Ratio of expenses to average net assets including voluntary expense waiver	2.32%	2.44%	2.99	%(2)	1.98	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.03%	0.11%	-0.81	%(2)	0.45	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	– (3)	– (3)	3.39	%(2)	2.68	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	– (3)	– (3)	-1.21	%(2)	-0.25	%(2)
Portfolio turnover rate	15%	32%	12%		16%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      IVY DIVIDEND INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 6-30-03(1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$12.09	$11.05	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	(0.02)		0.01
Net realized and unrealized gain on investments	2.28	1.07	0.04		1.03

Total from investment operations	2.29	1.08	0.02		1.04

Less distributions from:
Net investment income	(0.01)	(0.00)	(0.00)		(0.01)
Capital gains	(0.03)	(0.04)	(0.00)		(0.00)

Total distributions	(0.04)	(0.04)	(0.00)		(0.01)

Net asset value, end of period	$14.34	$12.09	$11.05		$11.03

Total return	18.95%	9.76%	0.18%		10.38%
Net assets, end of period (in millions)	$14	$10	$6		$5
Ratio of expenses to average net assets including voluntary expense waiver	2.27%	2.42%	2.88	%(2)	1.98	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.08%	0.10%	-0.68	%(2)	0.45	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	– (3)	– (3)	3.28	%(2)	2.68	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	– (3)	– (3)	-1.08	%(2)	-0.25	%(2)
Portfolio turnover rate	15%	32%	12%		16%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      IVY DIVIDEND INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 6-30-03 (1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$12.13	$11.07	$11.03		$10.00

Income from investment operations:
Net investment income	0.15 (2)	0.11	0.01		0.05
Net realized and unrealized gain on investments	2.29 (2)	1.10	0.04		1.03

Total from investment operations	2.44	1.21	0.05		1.08

Less distributions from:
Net investment income	(0.13)	(0.11)	(0.01)		(0.05)
Capital gains	(0.03)	(0.04)	(0.00)		(0.00)

Total distributions	(0.16)	(0.15)	(0.01)		(0.05)

Net asset value, end of period	$14.41	$12.13	$11.07		$11.03

Total return	20.14%	10.94%	0.42%		10.78%
Net assets, end of period (in millions)	$1	$1	$1		$1
Ratio of expenses to average net assets including voluntary expense waiver	1.34%	1.44%	1.91	%(3)	1.25	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	1.03%	1.09%	0.28	%(3)	1.08	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	– (4)	– (4)	2.31	%(3)	1.95	%(3)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	– (4)	– (4)	-0.12	%(3)	0.38	%(3)
Portfolio turnover rate	15%	32%	12%		16%

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Managers' Discussion of Ivy European Opportunities Fund
      March 31, 2006

The Ivy European Opportunities Fund is subadvised by Henderson Investment Management Ltd. The following is an interview with Stephen Peak and Paul Casson, portfolio managers of the Fund.*

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

Although the Fund showed a positive 19.41 percent return (Class A shares before the impact of sales charges) over the period, it did underperform its benchmark. The Morgan Stanley Capital International Europe Index (reflecting the performance of securities that generally represent the European stock market) rose 20.64 percent for the fiscal year. The Fund's performance for the fiscal year was also less than its mutual fund peer group, as the Lipper European Region Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 24.74 percent for the fiscal year. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

Why did the Fund underperform its benchmark index during the fiscal year?

During the fiscal year, we gradually increased the large cap position of the Fund's portfolio. We now feel that this was detrimental to performance, as smaller company stocks in Europe outperformed large ones.

In addition, the Fund was affected by disappointing stock-specific events both early in the fiscal year and near the end of the year. First, Regal Petroleum fell sharply in April and May 2005 after an exploratory well proved to be uneconomical. This past winter, we were also negatively affected by the underperformance of Russian food retailer Pyaterochka. The firm's shares fell sharply in December after the company announced a sudden drop in sales at its St. Petersburg outlets. We had already reduced our position prior to this setback, as the shares had increased quite strongly since an initial public offering earlier in the year. After the profit warning, we eliminated the position.

What other market conditions or events influenced the Fund's performance during the fiscal year?

European equity markets began the reporting year by falling back in April 2005 as investors reacted nervously to U.S. economic releases, which suggested a combination of slower growth and higher inflation. A number of earnings disappointments in the U.S. and Europe appeared to exacerbate market nerves. After two months in the doldrums, European equity markets bounced back in May and June, comfortably outperforming both the U.K. and U.S. in local currency terms. Another negative event during the period was the failure of the European Union constitution, but this appeared to be mainly a political occurrence that hindered economic growth only in the short term, in our view. The portfolio was unaffected, given that we focused on choosing companies that we felt had good earnings prospects and were not dependent on political events in the European economy or the European Union.

Markets were volatile over the summer of 2005 as investors worried about the impact of rising oil prices on corporate profits and inflation - a strong upward move in September was followed by a correction in October. The German election result in September was disappointing and indecisive but failed to hold back stock markets there for long. European equity markets started 2006 in positive fashion, as merger and acquisition activity and corporate restructuring remained the dominant themes. The latest indicators suggest that the euro-zone economy is growing strongly and a German survey of business confidence rose to its highest level since the unification boom.

The U.S. dollar fell in the first quarter of 2006, following a strong calendar-year 2005. In the short term, we anticipate that the euro may trade around current levels, although in the longer term we feel that the U.S. current account deficit may lead to further dollar weakness.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

While our market capitalization strategy did not perform as expected, some of our sector weightings yielded success over the fiscal year. The Fund's higher-than-benchmark weighting in energy stocks, which we increased during the last 12 months, provided exceptionally positive results.

European markets appear to remain underpinned by reasonable valuations and continuing merger and acquisition activity. We believe equities could potentially benefit from the impact of restructurings on earnings and cost cutting. We also see a gradually improving economic background that we believe has the potential to underpin share prices. We continue to search for what we feel are undervalued stocks when suitable investments arise and strongly believe that any periods of uncertainty are likely to provide a fertile hunting ground for our stock picking approach.

In the months ahead, as we consider investment opportunities, we plan to concentrate on understanding companies as businesses, their market positioning and interaction with suppliers and customers. Cash flow is the main driver we consider. We also analyze the earnings potential of the company, returns to different capital providers and the ability to reinvest for growth. As equity investors, we believe it is necessary to understand all business commitments to determine what may generate returns to shareholders. Companies that exploit a niche or bottleneck to drive pricing power likely will be preferred, as we think they provide the best scope for a combination of earnings upgrades and expansion of valuation multiples.

Given the current market environment, we intend to be especially mindful of cheap stocks that are actually "value-traps." Such companies tend not to have visible catalysts to performance, and we will strive to avoid them. As a general rule, we intend to sell stocks when their valuation accurately reflects all identified drivers and catalysts.

*Please note that, in April 2006, Paul Casson replaced Stephen Peak as portfolio manager of the fund.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy European Opportunities Fund, Class A Shares (1)	$61,249
Morgan Stanley Capital International Europe Index (2)	$14,682
Lipper European Region Funds Universe Average (2)	$19,120

		IVY EUROPEAN OPPORTUNITIES FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX	LIPPER EUROPEAN REGION FUNDS UNIVERSE AVERAGE

Inception 5/4/99		9,425	10,000	10,000
DEC	1999	29,743	12,077	13,425
DEC	2000	31,084	11,063	12,784
DEC	2001	24,661	8,862	10,280
DEC	2002	23,848	7,233	8,839
DEC	2003	36,016	10,021	12,385
MARCH	2004	40,380	10,110	12,739
MARCH	2005	51,291	12,170	15,328
MARCH	2006	61,249	14,682	19,120

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 1999.

Average Annual Total Return(3)
	Class A	Class B	Class C(3)	Class Y	Advisor Class(4)

1-year period ended 3-31-06	12.55%	14.59%	18.60%	19.60%	20.00%
5-year period ended 3-31-06	16.28%	16.54%	16.64%	–	17.98%
10-year period ended 3-31-06	–	–	–	–	–
Since inception of Class(5) through 3-31-06	29.98%	30.03%	18.43%	36.11%	31.53%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)Advisor Class shares are no longer available for investment.

(5)5-4-99 for Class A shares, 5-24-99 for Class B shares, 10-24-99 for Class C shares, 7-24-03 for Class Y shares and 5-3-99 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

A large portion of the Fund's since inception return is attributable to investments in initial public offerings without which the Fund's return would have been lower.

SHAREHOLDER SUMMARY OF IVY EUROPEAN OPPORTUNITIES FUND

Portfolio Highlights

On March 31, 2006, Ivy European Opportunities Fund had net assets totaling $335,934,917 invested in a diversified portfolio of:

96.35%	Foreign Common Stocks
3.65%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Financial Services Stocks	$26.50
Capital Goods Stocks	$14.03
Energy Stocks	$12.57
Utilities Stocks	$10.24
Consumer Nondurables Stocks	$9.17
Miscellaneous Stocks	$7.44
Retail Stocks	$6.30
Business Equipment and Services Stocks	$4.31
Cash and Cash Equivalents	$3.65
Multi-Industry Stocks	$3.41
Transportation Stocks	$2.38

The Investments of Ivy European Opportunities Fund
March 31, 2006
COMMON STOCKS	Shares	Value

Argentina - 1.55%
NDS Group plc, ADR*	100,000	$5,206,500

Austria - 7.80%
AGRANA Beteiligungs-AG (A)	36,000	3,664,219
Andritz AG (A)	20,000	2,913,061
OMV Aktiengesellschaft (A)	180,000	12,041,009
Telekom Austria Aktiengesellschaft (A)	138,000	3,252,745
Wienerberger AG (A)	86,000	4,325,117
		26,196,151
Bermuda - 2.42%
SeaDrill Limited (A)*	591,988	8,129,718

France - 10.68%
Bouygues SA (A)	59,250	3,148,540
France Telecom (A)	360,000	8,097,142
Iliad SA (A)	110,000	9,277,976
Technip-Coflexip (A)	100,000	6,768,220
Total S.A. (A)	32,500	8,574,190
		35,866,068
Germany - 14.79%
Commerzbank Aktiengesellschaft (A)	262,000	10,426,913
Deutsche Post AG (A)	320,000	8,000,194
Deutsche Telekom AG, Registered Shares (A)	390,000	6,578,928
Hypo Real Estate Holding AG (A)	105,000	7,214,790
Pfleiderer Ag, Registered Shares (A)*	347,300	9,086,753
Pfleiderer Aktiengesellschaft, Rights*	347,300	214,648
SGL Carbon AG (A)*	78,870	1,433,687
Siemens AG (A)	72,000	6,712,426
		49,668,339
Greece - 3.03%
Alpha Bank (A)	137,000	5,060,423
Coca-Cola Hellenic Bottling Company S.A. (A)	165,000	5,126,881
		10,187,304
Hungary - 0.24%
MOL Magyar Olaj-es Gazipari Rt. (A)	7,778	797,859

Ireland - 2.01%
CRH public limited company (A)	193,000	6,754,696

Italy - 9.22%
AZIMUT HOLDING S.P.A. (A)	567,000	7,091,107
ENEL S.p.A. (A)	1,166,792	9,869,614
Eni S.p.A. (A)	125,000	3,556,800
Geox S.p.A. (A)(B)	200,000	2,666,085
Sanpaolo Imi SpA (A)	189,500	3,391,884
UniCredito Italiano S.p.A. (A)	610,000	4,409,523
		30,985,013
Luxembourg - 1.34%
SES GLOBAL S.A., Fiduciary Deposit Receipts (A)	283,568	4,515,480

Netherlands - 2.48%
Aalberts Industries N.V. (A)	74,000	5,456,870
Trader Media East Limited, GDR*	301,000	2,859,500
		8,316,370
Norway - 4.75%
Pan Fish ASA (A)*	934,280	926,639
Sinvest ASA (A)*	214,000	3,926,621
Statoil ASA (A)	385,000	11,103,058
		15,956,318
Spain - 7.11%
Altadis, S.A. (A)	165,000	7,398,386
Banco Bilbao Vizcaya Argentaria, S.A. (A)	248,000	5,175,307
Banco Santander Central Hispano, S.A. (A)	324,000	4,731,331
Telefonica, S.A. (A)	420,000	6,591,289
		23,896,313
Switzerland - 4.58%
austriamicrosystems AG (A)*	78,683	4,647,406
Credit Suisse Group, Registered Shares (A)	100,000	5,611,169
Lonza Group Ltd, Registered Shares (A)	75,000	5,140,375
		15,398,950
United Kingdom - 24.35%
Admiral Group Plc (A)	650,000	7,092,100
Aurora Russia Limited (A)*	970,000	1,735,844
Enterprise Inns plc (A)	160,000	2,646,420
Evolution Group Plc (The) (A)	2,300,000	6,713,345
Halfords Group Plc (A)	1,000,000	5,872,440
IP2IPO Group plc (A)*	323,941	3,804,648
iSOFT Group plc (A)	405,000	1,030,848
Imperial Tobacco Group PLC (A)	230,000	6,821,238
Interserve Plc (A)	333,000	2,210,087
Investec plc (A)	108,000	5,518,495
MFI Furniture Group Plc (A)	1,715,525	3,196,658
Man Group plc (A)	107,000	4,582,501
Old Mutual plc (A)	1,850,000	6,468,588
Omega International Group PLC (A)	270,000	1,022,638
Persimmon plc (A)	100,000	2,307,278
Premier Brands Foods plc (A)	604,000	3,195,406
Punch Taverns plc (A)	318,368	4,660,164
Regal Petroleum plc (A)*	667,000	869,138
Regal Petroleum plc (A)(B)*	1,050,000	1,368,209
tesco plc (A)	800,000	4,586,758
Travis Perkins plc (A)	210,000	6,089,442
		81,792,245

TOTAL COMMON STOCKS - 96.35%		$323,667,324

(Cost: $243,180,863)

SHORT-TERM SECURITY - 3.02%	Principal Amount in Thousands

Security and Commodity Brokers
UBS Finance Delaware LLC (UBS AG),
4.83%, 4-3-06	$10,153	$10,150,276
(Cost: $10,150,276)

TOTAL INVESTMENT SECURITIES - 99.37%		$333,817,600

(Cost: $253,331,139)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.63%		2,117,317

NET ASSETS - 100.00%		$335,934,917

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; GDR - Global Depositary Receipts.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $4,034,294 or 1.20% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY EUROPEAN OPPORTUNITIES FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $253,331) (Notes 1 and 3)	$333,818
Receivables:
Investment securities sold	1,605
Fund shares sold	1,251
Dividends and interest	344
Prepaid and other assets	22

Total assets	337,040

LIABILITIES
Payable to Fund shareholders	355
Accrued management fee (Note 2)	265
Due to custodian	169
Accrued shareholder servicing (Note 2)	101
Accrued service fee (Note 2)	81
Accrued distribution fee (Note 2)	60
Accrued accounting services fee (Note 2)	6
Accrued administrative fee (Note 2)	3
Other	65

Total liabilities	1,105

Total net assets	$335,935

NET ASSETS
Capital paid in (shares authorized - unlimited)	$287,063
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(26)
Accumulated undistributed net realized loss on investment transactions	(31,583)
Net unrealized appreciation in value of investments	80,481

Net assets applicable to outstanding units of capital	$335,935

Net asset value per share (net assets divided by shares outstanding):
Class A	$33.58
Class B	$32.40
Class C	$32.52
Class Y	$33.60
Advisor Class	$33.88
Capital shares outstanding:
Class A	6,994
Class B	1,355
Class C	1,558
Class Y	118
Advisor Class	75

See Notes to Financial Statements.

Statement of Operations
      IVY EUROPEAN OPPORTUNITIES FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $432)	$5,296
Interest and amortization	774

Total income	6,070

Expenses (Note 2):
Investment management fee	2,836
Shareholder servicing:
Class A	681
Class B	135
Class C	133
Class Y	7
Advisor Class	4
Service fee:
Class A	415
Class B	85
Class C	109
Class Y	10
Distribution fee:
Class A	76
Class B	297
Class C	345
Custodian fees	94
Accounting services fee	70
Audit fees	36
Administrative fee	29
Legal fees	10
Other	195

Total expenses	5,567

Net investment income	503

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	28,059
Realized net gain on foreign currency transactions	175

Realized net gain on investments	28,234
Unrealized appreciation in value of investments during the period	24,816

Net gain on investments	53,050

Net increase in net assets resulting from operations	$53,553

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY EUROPEAN OPPORTUNITIES FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$503	$(527)
Realized net gain on investments	28,234	12,332
Unrealized appreciation	24,816	29,175

Net increase in net assets resulting from operations	53,553	40,980

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(1,364)	(64)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(28)	(6)
Advisor Class	(36)	(21)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Advisor Class	(–)	(–)

	(1,428)	(91)

Capital share transactions (Note 5)	20,922	75,762

Total increase	73,047	116,651
NET ASSETS
Beginning of period	262,888	146,237

End of period	$335,935	$262,888

Undistributed net investment loss	$(26)	$(68)

(1)See "Financial Highlights" on pages 114 - 121.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$28.31	$22.30	$19.89		$13.20	$13.65		$17.25

Income (loss) from investment operations:
Net investment income (loss)	0.10	(0.03)	(0.03)		0.02	0.01	(1)	(0.08)
Net realized and unrealized gain (loss) on investments	5.37	6.05	2.44		6.71	(0.46	) (2)	(3.49	)(2)

Total from investment operations	5.47	6.02	2.41		6.73	(0.45)		(3.57)

Less distributions from:
Net investment income	(0.20)	(0.01)	(0.00)		(0.04)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)

Total distributions	(0.20)	(0.01)	(0.00)		(0.04)	(0.00)		(0.03)

Net asset value, end of period	$33.58	$28.31	$22.30		$19.89	$13.20		$13.65

Total return (3)	19.41%	27.02%	12.12%		51.02%	-3.30	%(2)	-20.67	%(2)
Net assets, end of period (in millions)	$235	$170	$79		$38	$20		$31
Ratio of expenses to average net assets including reimbursement	1.72%	1.79%	1.72	%(4)	2.26%	2.15%		2.15%
Ratio of net investment income (loss) to average net assets including reimbursement	0.35%	-0.07%	-0.61	%(4)	0.18%	0.06%		-0.44%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	2.15%		2.17%
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA	NA		NA	0.06%		-0.46%
Portfolio turnover rate	62%	63%	31%		123%	69%		66%

(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$27.32	$21.66	$19.36		$12.93	$13.54		$17.26

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.17)	(0.09)		(0.07)	(0.10	)(1)	(0.20)
Net realized and unrealized gain (loss) on investments	5.19	5.83	2.39		6.50	(0.51	)(1)	(3.49)

Total from investment operations	5.08	5.66	2.30		6.43	(0.61)		(3.69)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)

Net asset value, end of period	$32.40	$27.32	$21.66		$19.36	$12.93		$13.54

Total return	18.59%	26.13%	11.88%		49.73%	-4.51%		-21.35%
Net assets, end of period (in millions)	$44	$40	$32		$29	$25		$34
Ratio of expenses to average net assets including reimbursement	2.45%	2.53%	2.58	% (2)	3.00%	2.92%		2.89%
Ratio of net investment loss to average net assets including reimbursement	-0.30%	-0.73%	-1.57	% (2)	-0.47%	-0.70%		-1.18%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	2.92%		2.91%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		NA	-0.70%		-1.20%
Portfolio turnover rate	62%	63%	31%		123%	69%		66%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$27.42	$21.74	$19.43		$12.98	$13.59		$17.32

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.14)	(0.08)		(0.07)	(0.10	)(1)	(0.22)
Net realized and unrealized gain (loss) on investments	5.19	5.82	2.39		6.52	(0.51	(1)	(3.48)

Total from investment operations	5.10	5.68	2.31		6.45	(0.61)		(3.70)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)

Net asset value, end of period	$32.52	$27.42	$21.74		$19.43	$12.98		$13.59

Total return	18.60%	26.13%	11.89%		49.69%	-4.49%	-21.32%
Net assets, end of period (in millions)	$51	$45	$27		$23	$19		$25
Ratio of expenses to average net assets including reimbursement	2.42%	2.51%	2.56	%(2)	2.98%	2.92%		2.91%
Ratio of net investment loss to average net assets including reimbursement	-0.29%	-0.79%	-1.54	%(2)	-0.43%	-0.70%		-1.20%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	2.92%		2.93%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		NA	-0.70%		-1.22%
Portfolio turnover rate	62%	63%	31%		123%	69%		66%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 7-24-03(1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$28.33	$22.30	$19.89		$14.88

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.09	(0.02)		(0.04)
Net realized and unrealized gain on investments	5.34	6.00	2.43		5.12

Total from investment operations	5.52	6.09	2.41		5.08

Less distributions from:
Net investment income	(0.25)	(0.06)	(0.00)		(0.07)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.25)	(0.06)	(0.00)		(0.07)

Net asset value, end of period	$33.60	$28.33	$22.30		$19.89

Total return	19.60%	27.32%	12.12%		34.14%
Net assets, end of period (in millions)	$4	$4	$4		$3
Ratio of expenses to average net assets	1.55%	1.61%	1.75	%(2)	1.51	%(2)
Ratio of net investment income (loss) to average net assets	0.60%	0.53%	-0.71	%(2)	-0.58	%(2)
Portfolio turnover rate	62%	63%	31%		123	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY EUROPEAN OPPORTUNITIES FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$28.55	$22.48	$20.03		$13.34	$13.80		$17.39

Income (loss) from investment operations:
Net investment income (loss)	0.35 (2)	0.21	(0.01)		0.24	0.06	(2)	(0.02)
Net realized and unrealized gain (loss) on investments	5.32 (2)	5.99	2.46		6.58	(0.52	)(2)	(3.54)

Total from investment operations	5.67	6.20	2.45		6.82	(0.46)		(3.56)

Less distributions from:
Net investment income	(0.34)	(0.13)	(0.00)		(0.13)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.03)

Total distributions	(0.34)	(0.13)	(0.00)		(0.13)	(0.00)		(0.03)

Net asset value, end of period	$33.88	$28.55	$22.48		$20.03	$13.34		$13.80

Total return	20.00%	27.64%	12.23%		51.12%	-3.33%		-20.44%
Net assets, end of period (in millions)	$2	$4	$4		$4	$6		$9
Ratio of expenses to average net assets including reimbursement	1.25%	1.36%	1.41	%(3)	1.96%	1.81%		1.72%
Ratio of net investment income (loss) to average net assets including reimbursement	1.13%	0.51%	-0.41	%(3)	1.02%	0.40%		0.00%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	1.81%		1.74%
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA	NA		NA	0.40%		-0.02%
Portfolio turnover rate	62%	63%	31%		123%	69%		66%

(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Ivy Global Natural Resources Fund
      March 31, 2006

The Ivy Global Natural Resources Fund is subadvised by Mackenzie Financial Corporation. The following is an interview with Frederick Sturm, CFA, portfolio manager of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the past fiscal year?

The Fund did quite well, returning 40.76 percent (Class A shares before the impact of sales charges) over the fiscal year and outperforming its benchmark. The Morgan Stanley Capital International Commodity-Related Index (generally reflecting the performance of the global natural resource markets) rose 28.26 percent for the year. The Fund's performance for the fiscal year was also slightly higher than the average of its mutual fund peer group, as the Lipper Natural Resources Funds Universe Average (generally reflecting the performance of funds with similar investment objectives) increased 39.32 percent for the fiscal period. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What helped the Fund outperform its benchmark index during the fiscal year?

During the past year, the Fund enjoyed a positive contribution from almost all resource sub-sectors. Global energy was the standout up to the hurricane-related disruption of energy supplies. Beginning last autumn, basic materials became the performance leader, particularly precious metals. The Fund's progressive shift from energy to gold last year initially held back relative performance, but then contributed well during the second half of the fiscal year. We believe that the Fund also added value by building up moderate cash reserves and by switching into larger, lower volatility companies in anticipation of both the October and February sector declines, and by subsequently taking advantage of the retreat.

We gradually gained some exposure into what we saw as beaten down chemicals companies, a losing strategy, but then we switched into specialty chemicals stocks, and these performed better. We also feel that our global diversification was a positive contributor, with the Fund's 10 to 15 percent exposure to Brazil being particularly beneficial.

What other market conditions or events influenced the Fund's performance during the past fiscal year?

We believe that our selection of securities, rotating between sectors, incorporating foreign markets, and occasionally holding cash reserves, have all contributed to the Fund's results. Over the year, global equity markets extended the rally that began in late 2002. Country equity indices that have significant resource weightings, such as Australia, Brazil, Russia, and Canada moved into record high territory. Developed economies such as Germany, Japan and the U.S., advanced as well but have yet to recover to the levels at the start of the decade.

In the United States, the consumer remained the main driver of activity, whereas in China, capital investment has been key. Seen holistically, both U.S. consumers and Chinese producers continue to benefit from the arrangement. However, we feel that the U.S. is currently living beyond its means. Combine the dual trade and budget deficits and you get a $3 billion per day expense that must be financed primarily by foreign investors. Over the long term, we feel that this will be difficult to sustain.

Going forward, we believe that capital investment into production will need to improve in the U.S. and consumer spending will need to broaden out in China. We remain of the view that there is pressure on the U.S. dollar that likely will only be mitigated to the extent that the Federal Reserve raises interest rates to keep foreign capital inflows intact and remain competitive with other central banks.

Elsewhere, Japan continues to transition out of deflation, and business climate expectations in Germany have risen to the highest level since 1991. Brazil and Russia are good examples where the accumulation of wealth is filtering into broader positive growth. India is pursuing more infrastructure development and extending more loans to sponsor entrepreneurialism. We believe developments in India are particularly noteworthy for resource investors because, by looking at demographic trends and other economic yardsticks, India appears to be 15 or 20 years behind China but on a similar course. We know what Chinese growth has meant for resource consumption, now India appears to be joining the parade.

What strategies and techniques did you employ, and what subsectors did you emphasize, that specifically affected Fund performance?

Currency realignments are often part of a global balance of payments adjustment process, and the Fund continues to hold precious metals as potential insurance against a falling U.S. dollar. This strategy paid off handsomely during the fiscal year. After a record 15 consecutive interest rate hikes by the Federal Reserve, short-term deposits are becoming a less punitive short-term defensive alternative - one that we have attempted to take advantage of. This is where, in our opinion, our experience managing natural resources stocks during the more difficult 1980s and 1990s is proving helpful. In the last quarter of the fiscal year, we raised close to 15 percent cash in January 2006 and then reinvested the money as natural resources prices slipped in February and early March.

Broadly speaking, resource stock price valuations remain fair, in our view. However, we believe it is important to take advantage of short-term market volatility when some companies appear temporarily undervalued based on earnings prospects. This is why we added to off-shore drillers and oil service companies during a market pullback in February 2006. Monitoring natural gas inventories also helped set up profitable trades in natural gas stocks this past year.

Other than precious metals, where profits are only finally beginning to improve, resource companies are broadly generating significant cash to pay down debt, reducing the riskiness of companies and potentially providing share purchase support should prices slip. We expect another round of consolidation to begin in earnest once commodity prices level out. In terms of potential new ideas, it strikes us that an increase in bond yields could lead to an interesting opportunity in energy utilities, an industry that appears to be consolidating.

What is your outlook for the next 12 months?

Going forward, on balance, we feel that the macro level indicators remain just that - balanced. Global corporate earnings and earnings in the resources sectors continue to advance to new record highs, but we fear that persistent inflation pressures could push interest rates to a level that would bite into economic growth and cause a temporary equity market pull-back. Stocks still look like a better deal than bonds or cash for longer-term investors, in our opinion. However, a risk could develop that investors stop worrying about rising interest rates and push stocks higher in the face of bond market declines. This progression, if it continues, may be similar to the sequence that led to a sell-off in 1987. However, we feel that more bearish evidence is required before becoming very defensive. We also keep in mind that when central banks stopped increasing rates in 1995, stocks advanced significantly over the following year. We therefore intend to maintain a balanced view, remain flexible, and be prepared to build some cash reserves if divergences continue. Overall, the Fund continues to balance domestic investment opportunities with foreign securities and precious metals

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Global Natural Resources Fund, Class A Shares (1)	$37,060
Morgan Stanley Capital International Commodity-Related Index (2)	$25,765
Lipper Natural Resources Funds Universe Average (2)	$29,118

		IVY GLOBAL NATURAL RESOURCES FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL COMMODITY-RELATED INDEX	LIPPER NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

Inception 1/2/97		9,425	10,000	10,000
DEC	1997	10,080	9,778	10,247
DEC	1998	7,122	8,349	7,765
DEC	1999	10,040	10,140	10,146
DEC	2000	11,030	11,715	12,972
DEC	2001	12,728	11,540	11,629
DEC	2002	13,322	10,933	10,838
DEC	2003	19,397	15,758	14,360
MARCH	2004	20,490	16,724	15,159
MARCH	2005	26,329	20,088	20,900
MARCH	2006	37,060	25,765	29,118

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of December 31, 1996.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y	Class R	Advisor Class(4)

1-year period ended 3-31-06	32.67%	35.59%	39.72%	41.07%	–	41.09%
5-year period ended 3-31-06	24.89%	25.24%	25.35%	–	–	26.40%
10-year period ended 3-31-06	–	–	–	–	–	–
Cumulative return since inception of Class(5) through 3-31-06	–	–	–	–	15.28%	–
Since inception of Class 5) through 3-31-06	15.22%	15.09%	14.90%	41.86%	–	24.90%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares and Class R shares are not subject to sales charges.

(4)Advisor Class shares are no longer available for investment.

(5)1-2-97 for Class A, Class B and Class C shares, 7-24-03 for Class Y shares, 12-29-05 for Class R shares and 4-8-99 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY GLOBAL NATURAL RESOURCES FUND

Portfolio Highlights

On March 31, 2006, Ivy Global Natural Resources Fund had net assets totaling $3,483,524,536 invested in a diversified portfolio of:

52.24%	Foreign Common Stocks and Warrant
41.92%	Domestic Common Stocks
5.84%	Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Energy Stocks	$40.46
Raw Materials Stocks	$39.38
Shelter Stocks	$5.89
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$5.84
Miscellaneous Stocks	$5.53
Capital Goods Stocks	$2.90

The Investments of Ivy Global Natural Resources Fund
March 31, 2006
COMMON STOCKS AND WARRANT	Shares	Value

Australia - 0.49%
Excel Coal Limited	1,955,329	$10,498,674
Excel Coal Limited (A)(B)*	1,244,671	6,682,965
		17,181,639
Bermuda - 2.07%
China Gas Holdings Limited (A)*	145,001,000	28,031,614
Tsakos Energy Navigation Limited	450,000	17,631,000
Weatherford International Ltd.*	575,000	26,306,250
		71,968,864
Brazil - 13.92%
Aracruz Celulose S.A., ADR	1,300,000	68,822,000
Arcelor Brasil S.A. (A)	700,000	10,884,935
CPFL Energia S.A., ADR	174,800	7,341,600
Caemi Mineracao e Metalurgia S.A. (A)	17,000,000	30,087,800
Companhia Energetica de Minas Gerais - CEMIG, ADR	700,000	31,829,000
Companhia Siderurgica Nacional (A)	1,414,800	44,594,967
Companhia Siderurgica Nacional, ADR	2,000,000	62,840,000
Companhia Vale do Rio Doce, ADR	2,000,000	97,060,000
Petroleo Brasileiro S.A. - Petrobras, ADR	360,000	31,201,200
Suzano Bahia Sul Papel E Celulose S.A. (A)	10,525,000	72,079,713
Votorantim Celulose e Papel S.A., ADR	1,750,000	28,315,000
		485,056,215
Canada - 14.49%
Agnico-Eagle Mines Limited (A)	500,000	15,211,714
Barrick Gold Corporation (A)	4,100,000	111,535,728
Cambior Inc. (A)*	17,031,500	56,292,837
Cambior Inc., Warrants (A)*	350,000	104,894
Crew Energy Inc. (A)*	138,200	1,922,978
Eldorado Gold Corporation (A)*	4,250,000	20,524,896
Ferus Gas Industries Trust (A)(B)(C)*	615,000	1,843,131
Glamis Gold Ltd. (A)*	1,500,000	48,936,079
Hydrogenics Corporation (A)*	1,650,000	5,750,310
IAMGOLD Corporation (A)	2,250,000	19,362,504
IAMGOLD Corporation, CDI (A)*	5,000,000	4,367,000
Inco Limited (A)	1,300,000	64,807,980
Kinross Gold Corporation (A)*	5,000,000	54,501,862
Pason Systems Inc. (A)	269,800	7,226,394
Potash Corporation of Saskatchewan Inc. (A)	128,100	11,276,003
Pure Energy Services Ltd. (A)(B)*	423,000	8,511,795
Savanna Energy Services Corp. (A)*	400,000	9,590,273
Superior Plus Income Fund (A)	924,000	13,608,597
Trican Well Service Ltd. (A)*	465,000	21,202,423
Western Oil Sands Inc., Class A (A)*	802,500	22,257,118
zed.i solutions inc. (A)*	4,000,000	4,452,627
zed.i solutions inc. (A)(B)*	1,300,000	1,447,104
		504,734,247
Cayman Islands - 3.67%
Apex Silver Mines Limited*	950,000	22,562,500
Noble Corporation	1,300,000	105,430,000
		127,992,500
China - 4.18%
Aluminum Corporation of China Limited, ADR	162,200	16,985,584
Aluminum Corporation of China Limited, H Shares (A)	20,398,000	21,556,949
China Petroleum & Chemical Corporation, H Shares (A)	105,000,000	60,895,846
China Shenhua Energy Company Limited, H Shares (A)*	8,000,000	14,073,706
PetroChina Company Limited, ADR	306,000	32,114,700
		145,626,785
Mexico - 1.55%
Cemex, S.A. de C.V., ADR	825,000	53,856,000

Norway - 0.24%
Norske Skogindustrier ASA (A)	500,000	8,468,628

Peru - 0.89%
Compania de Minas Buenaventura S.A.A., ADR	1,250,000	30,862,500

Russia - 0.72%
OAO LUKOIL, ADR	300,000	24,900,000

South Africa - 3.88%
Gold Fields Limited, ADR	4,500,000	98,910,000
Impala Platinum Holdings Limited (A)	139,500	26,359,176
Mvelaphanda Resources Limited (A)*	2,000,000	10,055,957
		135,325,133
South Korea - 1.88%
POSCO, ADR	500,000	31,900,000
SK Corporation (A)	500,000	33,552,902
		65,452,902
Thailand - 2.54%
Banpu Public Company Limited, Registered Shares (A)	3,292,800	12,705,338
PTT Public Company Limited (A)	5,805,000	34,941,994
Thai Oil Public Company Limited (A)	24,000,000	40,745,981
		88,393,313
United Kingdom - 1.72%
Randgold Resources Limited, ADR*	2,400,000	43,872,000
Titanium Resources Group Ltd. (A)*	12,918,459	16,137,693
		60,009,693
United States - 41.92%
Air Products and Chemicals, Inc.	1,500,000	100,785,000
Alpha Natural Resources, Inc.*	1,200,000	27,768,000
Amerada Hess Corporation	317,500	45,212,000
Arch Coal, Inc.	1,100,000	83,534,000
Atwood Oceanics, Inc.*	400,000	40,404,000
Aventine Renewable Energy Holdings, Inc.*	760,231	16,344,966
BJ Services Company	615,000	21,279,000
Baker Hughes Incorporated	225,000	15,390,000
Bristow Group Inc.*	550,000	16,995,000
Bunge Limited	1,100,000	61,281,000
CONSOL Energy Inc.	125,000	9,270,000
Celanese Corporation, Series A	750,000	15,727,500
ChevronTexaco Corporation	100,000	5,797,000
Cooper Cameron Corporation*	400,000	17,632,000
Diamond Offshore Drilling, Inc.	1,290,000	115,455,000
du Pont (E.I.) de Nemours and Company	750,000	31,657,500
Exxon Mobil Corporation	950,000	57,817,000
GlobalSanteFe Corporation	650,000	39,487,500
Grant Prideco, Inc.*	460,000	19,706,400
Huntsman Corporation*	1,500,000	28,950,000
International Paper Company	223,100	7,712,567
Lubrizol Corporation (The)	250,000	10,712,500
Massey Energy Company	1,900,000	68,533,000
NS Group, Inc.*	250,000	11,507,500
Nalco Holdings LLC*	1,500,000	26,550,000
Occidental Petroleum Corporation	585,000	54,200,250
Patterson-UTI Energy, Inc.	700,000	22,368,500
Peabody Energy Corporation	540,000	27,221,400
Praxair, Inc.	950,000	52,392,500
Rohm and Haas Company	800,000	39,096,000
Sigma-Aldrich Corporation	175,000	11,522,000
Smith International, Inc.	1,550,000	60,388,000
streetTRACKS Gold Trust*	300,000	17,430,000
Transocean Inc.*	1,220,000	97,966,000
Tronox Incorporated, Class A*	107,100	1,816,416
Ultra Petroleum Corp.*	250,000	15,577,500
Valero Energy Corporation	1,800,000	107,604,000
Western Gas Resources, Inc.	500,000	24,125,000
Weyerhaeuser Company	275,000	19,918,250
XTO Energy Inc.	300,000	13,071,000
		1,460,205,249

TOTAL COMMON STOCKS AND WARRANT - 94.16%		$3,280,033,668

(Cost: $2,564,979,012)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.09%	Face Amount in Thousands

Brazilian Real, 4-19-06 (D)	BRL8,000	50,252
Brazilian Real, 4-19-06 (D)	37,500	(78,379)
Brazilian Real, 5-24-06 (D)	35,700	87,635
Canadian Dollar, 4-19-06 (D)	CAD171,000	1,587,289
Canadian Dollar, 5-24-06 (D)	104,000	1,052,278
South African Rand, 4-19-06 (D)	ZAR198,485	632,513
South African Rand, 5-24-06 (D)	20,000	59,785
South African Rand, 5-24-06 (D)	71,200	(28,675)
South African Rand, 6-7-06 (D)	102,000	(211,014)
		$3,151,684

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Aircraft - 0.15%
United Technologies Corporation,
4.75%, 4-21-06	$5,400	5,385,750

Banks - 0.48%
Lloyds TSB Bank PLC,
4.78%, 4-5-06	10,000	9,994,689
Rabobank USA Financial Corp. (Rabobank Nederland),
4.83%, 4-3-06	6,685	6,683,206
		16,677,895
Finance Companies - 0.29%
Prudential Funding LLC,
4.65%, 4-13-06	10,000	9,984,500

Health Care - Drugs - 0.34%
Cloverleaf International Holdings S.A. (Merck & Co., Inc.),
4.76%, 4-12-06	12,000	11,982,547

Household - General Products - 0.31%
Kimberly-Clark Worldwide Inc.,
4.73%, 4-10-06	10,660	10,647,395

Security and Commodity Brokers - 1.07%
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
4.83%, 4-3-06	17,109	17,104,409
UBS Finance Delaware LLC (UBS AG),
4.83%, 4-3-06	20,000	19,994,633
		37,099,042

Total Commercial Paper - 2.64%		91,777,129

Commercial Paper (backed by irrevocable bank letter of credit) Finance Companies - 0.17%
River Fuel Funding Company #3, Inc. (Bank of New York Company, Inc. (The)),
4.58%, 4-3-06	6,000	5,998,473

Food and Related - 0.06%
COFCO Capital Corp. (Rabobank Nederland),
4.72%, 4-18-06	2,060	2,055,408

Total Commercial Paper (backed by irrevocable bank letter of credit - 0.23%		8,053,881

Municipal Obligation - 0.07%
Kansas
City of Park City, Kansas, Taxable Industrial Revenue Bonds (The Hayes Company, Inc.), Series 2001 ( U.S. Bank, National Association),
4.9%, 5-19-06	2,545	2,545,000

TOTAL SHORT-TERM SECURITIES - 2.94%		$102,376,010

(Cost: $102,376,010)

TOTAL INVESTMENT SECURITIES - 97.19%		$3,385,561,362

(Cost: $2,667,355,022)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.81%		97,963,174

NET ASSETS - 100.00%		$3,483,524,536

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts, CDI - Chess Depositary Interest.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $18,484,995 or 0.53% of net assets.
(C)Security valued in good faith by the Valuation Committee appointed by the Board of Trustees.
(D)Principal amounts are denominated in the indicated foreign currency, were applicable (BRL - Brazilian Real, CAD - Canadian Dollar, ZAR - South African Rand).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY GLOBAL NATURAL RESOURCES FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $2,667,355) (Notes 1 and 3)	$3,385,561
Receivables:
Investment securities sold	67,428
Fund shares sold	31,187
Dividends and interest	6,911
Prepaid and other assets	141

Total assets	3,491,228

LIABILITIES
Accrued management fee (Note 2)	2,338
Payable to Fund shareholders	2,128
Accrued service fee (Note 2)	1,066
Due to custodian	687
Accrued distribution fee (Note 2)	620
Accrued shareholder servicing (Note 2)	547
Accrued accounting services fee (Note 2)	14
Accrued administrative fee (Note 2)	8
Other	295

Total liabilities	7,703

Total net assets	$3,483,525

NET ASSETS
Capital paid in (shares authorized - unlimited)	$2,615,136
Accumulated undistributed income:
Accumulated undistributed net investment income	10,404
Accumulated undistributed net realized gain on investment transactions	139,672
Net unrealized appreciation in value of investments	718,313

Net assets applicable to outstanding units of capital	$3,483,525

Net asset value per share (net assets divided by shares outstanding):
Class A	$30.13
Class B	$28.57
Class C	$28.04
Class Y	$30.27
Class R	$30.10
Advisor Class	$29.92
Capital shares outstanding:
Class A	77,746
Class B	7,814
Class C	28,563
Class Y	3,844
Class R	4
Advisor Class	12

See Notes to Financial Statements.

Statement of Operations
      IVY GLOBAL NATURAL RESOURCES FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1,881)	$42,781
Interest and amortization	4,223

Total income	47,004

Expenses (Note 2):
Investment management fee	18,484
Distribution fee:
Class A	216
Class B	1,163
Class C	3,746
Class R	–	*
Service fee:
Class A	3,323
Class B	364
Class C	1,249
Class Y	137
Class R	–	*
Shareholder servicing:
Class A	2,807
Class B	426
Class C	978
Class Y	87
Class R	–	*
Advisor Class	1
Custodian fees	479
Legal fees	220
Accounting services fee	164
Administrative fee	100
Audit fees	38
Other	820

Total	34,802
Less expenses in excess of voluntary limit (Note 2)	(84)

Total expenses	34,718

Net investment income	12,286

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	218,001
Realized net loss on forward currency contracts	(23,774)
Realized net loss on foreign currency transactions	(990)

Realized net gain on investments	193,237

Unrealized appreciation in value of securities during the period	590,520
Unrealized appreciation in value of forward currency contracts during the period	7,527

Unrealized appreciation in value of investments during the period	598,047

Net gain on investments	791,284

Net increase in net assets resulting from operations	$803,570

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY GLOBAL NATURAL RESOURCES FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$12,286	$(4,973)
Realized net gain on investments	193,237	91,084
Unrealized appreciation	598,047	83,974

Net increase in net assets resulting from operations	803,570	170,085

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(–)	(101)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(41)
Class R	(–)	NA
Advisor Class	(–)	(1)
Realized gains on investment transactions:
Class A	(88,621)	(–)
Class B	(10,090)	(–)
Class C	(33,629)	(–)
Class Y	(3,474)	(–)
Class R	(–)	NA
Advisor Class	(18)	(–)

	(135,832)	(143)

Capital share transactions (Note 5)	1,476,705	878,997

Total increase	2,144,443	1,048,939
NET ASSETS
Beginning of period	1,339,082	290,143

End of period	$3,483,525	$1,339,082

Undistributed net investment income (loss)	$10,404	$(892)

(1)See "Financial Highlights" on pages 134 - 143.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$22.65	$17.63	$16.69		$11.50	$11.05		$9.74

Income (loss) from investment operations:
Net investment income (loss)	0.12	(0.04)	0.03		0.10	(0.11	)(1)	0.04 (1)
Net realized and unrealized gain on investments	8.88	5.06	0.91		5.14	0.63	(2)	1.45

Total from investment operations	9.00	5.02	0.94		5.24	0.52		1.49

Less distributions from:
Net investment income	(0.00)	(0.00)*	(0.00)		(0.05)	(0.00)		(0.18)
Capital gains	(1.52)	(0.00)	(0.00)		(0.00)	(0.07)		(0.00)

Total distributions	(1.52)	(0.00)*	(0.00)		(0.05)	(0.07)		(0.18)

Net asset value, end of period	$30.13	$22.65	$17.63		$16.69	$11.50		$11.05

Total return(3)	40.76%	28.50%	5.63%		45.61%	4.66	%(2)	15.40%
Net assets, end of period (in millions)	$2,343	$895	$192		$95	$17		$8
Ratio of expenses to average net assets including reimbursement	1.40%	1.55%	1.65	%(4)	1.89%	2.22%		2.25%
Ratio of net investment income (loss) to average net assets including reimbursement	0.73%	-0.52%	-0.80	%(4)	-0.66%	-0.91%		0.38%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	2.38%		3.71%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		NA	-1.07%		-1.08%
Portfolio turnover rate	104%	110%	29%		58%	67%		169%

*Not shown due to rounding.
(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$21.72	$17.04	$16.16		$11.19	$10.81		$9.56

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.04)	(0.01)		(0.06)	(0.19	)(1)	(0.02	)(1)
Net realized and unrealized gain on investments	8.34	4.72	0.89		5.03	0.57		1.42

Total from investment operations	8.37	4.68	0.88		4.97	0.38		1.40

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.15)
Capital gains	(1.52)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(1.52)	(0.00)	(0.00)		(0.00)	(0.00)		(0.15)

Net asset value, end of period	$28.57	$21.72	$17.04		$16.16	$11.19		$10.81

Total return	39.59%	27.46%	5.45%		44.42%	3.52%		14.73%
Net assets, end of period (in millions)	$223	$110	$30		$21	$9		$5
Ratio of expenses to average net assets including reimbursement	2.23%	2.39%	2.42	%(2)	2.90%	2.93%		2.87%
Ratio of net investment loss to average net assets including reimbursement	-0.10%	-1.35%	-1.59	%(2)	-1.54%	-1.62%		-0.24%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	3.09%		4.33%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		NA	-1.78%		-1.70%
Portfolio turnover rate	104%	110%	29%		58%	67%		169%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$21.32	$16.72	$15.86		$10.97	$10.61		$9.40

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.09)	0.00		0.04	(0.18	)(1)	(0.02	)(1)
Net realized and unrealized gain on investments	8.22	4.69	0.86		4.85	0.55		1.39

Total from investment operations	8.24	4.60	0.86		4.89	0.37		1.37

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.16)
Capital gains	(1.52)	(0.00)	(0.00)		(0.00)	(0.01)		(0.00)

Total distributions	(1.52)	(0.00)	(0.00)		(0.00)	(0.01)		(0.16)

Net asset value, end of period	$28.04	$21.32	$16.72		$15.86	$10.97		$10.61

Total return	39.72%	27.51%	5.42%		44.58%	3.46%		14.62%
Net assets, end of period (in millions)	$801	$312	$64		$34	$5		$2
Ratio of expenses to average net assets including reimbursement	2.15%	2.31%	2.38	%(2)	2.65%	2.94%		2.86%
Ratio of net investment loss to average net assets including reimbursement	-0.02%	-1.28%	-1.54	%(2)	-1.48%	-1.64%		-0.23%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	3.10%		4.32%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		NA	-1.80%		-1.69%
Portfolio turnover rate	104%	110%	29%		58%	67%		169%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 7-24-03(1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$22.70	$17.66	$16.70		$12.60

Income (loss) from investment operations:
Net investment income (loss)	0.24 (2)	(0.02)	0.01		0.00
Net realized and unrealized gain on investments	8.85 (2)	5.13	0.95		4.16

Total from investment operations	9.09	5.11	0.96		4.16

Less distributions from:
Net investment income	(0.00)	(0.07)	(0.00)		(0.06)
Capital gains	(1.52)	(0.00)	(0.00)		(0.00)

Total distributions	(1.52)	(0.07)	(0.00)		(0.06)

Net asset value, end of period	$30.27	$22.70	$17.66		$16.70

Total return	41.07%	28.98%	5.75%		33.03%
Net assets, end of period (in millions)	$116	$21	$4		$1
Ratio of expenses to average net assets including reimbursement(4)	1.20%	1.20%	1.20	%(3)	1.39	%(3)
Ratio of net investment income (loss) to average net assets including reimbursement(4)	0.91%	-0.19%	-0.35	%(3)	-0.54	%(3)
Ratio of expenses to average net assets excluding reimbursement (4)	1.35%	1.48%	1.63	%(3)	NA
Ratio of net investment income (loss) to average net assets excluding reimbursement(4)	0.76%	-0.47%	-0.79	%(3)	NA
Portfolio turnover rate	104%	110%	29%		58	%(5)

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4)See Note 2.
(5)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Class R Shares
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-29-05(1) to 3-31-06

Net asset value, beginning of period	$26.11

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	3.93

Total from investment operations	3.99

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$30.10

Total return	15.28%
Net assets, end of period (in thousands)	$115
Ratio of expenses to average net assets	1.69%	(2)
Ratio of net investment income to average net assets	0.82%	(2)
Portfolio turnover rate	104%	(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2006.

See Notes to Financial Statements.

Financial Highlights
      IVY GLOBAL NATURAL RESOURCES FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$22.45	$17.47	$16.54		$11.43	$11.02	$9.74

Income (loss) from investment operations:
Net investment income (loss)	0.13	(0.14)	(0.03)		(0.58)	(0.07)	0.09 (2)
Net realized and unrealized gain on investments	8.86	5.14	0.96		5.78	0.56	1.43

Total from investment operations	8.99	5.00	0.93		5.20	0.49	1.52

Less distributions from:
Net investment income	(0.00)	(0.02)	(0.00)		(0.09)	(0.00)	(0.24)
Capital gains	(1.52)	(0.00)	(0.00)		(0.00)	(0.08)	(0.00)

Total distributions	(1.52)	(0.02)	(0.00)		(0.09)	(0.08)	(0.24)

Net asset value, end of period	$29.92	$22.45	$17.47		$16.54	$11.43	$11.02

Total return	41.09%	28.63%	5.62%		45.55%	4.46%	15.71%
Net assets, end of period (in thousands)	$368	$476	$512		$484	$570	$465
Ratio of expenses to average net assets including reimbursement	1.25%	1.47%	1.57	%(3)	2.19%	1.82%	1.78%
Ratio of net investment income (loss) to average net assets including reimbursement	0.97%	-0.36%	-0.74	%(3)	-0.41%	-0.51%	0.85%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	1.98	3.24%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		NA	-0.67	-0.61%
Portfolio turnover rate	104%	110%	29%		58%	67%	169%

(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Ivy International Fund
      March 31, 2006

An interview with Thomas A. Mengel,
portfolio manager of the Ivy International Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund had a strong performance, with a 30.92 percent return (Class A shares, before the impact of sales charges). The Morgan Stanley Capital International EAFE Index, (generally reflecting the performance of securities that represent the international equity markets) rose 24.41 percent over the fiscal year. The Fund's performance for the fiscal year was also strong relative to its mutual fund peer group, as the Lipper International Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 25.09 percent for the period. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What factors affected the Fund's performance relative to its benchmark index during the fiscal year?

We believe that both country selection and stock selection helped the Fund's performance versus the benchmark during the fiscal year. We specifically think that performance was enhanced by our higher-than-benchmark positions in energy and financials, as well as favorable stock selection in the consumer discretionary sector. Fund performance also benefited from our heavy concentration in Japanese equities and our significantly lower-than-benchmark exposure to the United Kingdom.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Global financial markets were volatile in the first half of the fiscal year, as rising energy prices fueled inflationary trends and created economic uncertainties. These concerns eased in the final quarter of 2005, resulting in impressive equity market gains that extended into early 2006. By March, higher energy prices had returned and were accompanied by much higher bond yields. Tighter global monetary policy became a greater concern, particularly for emerging markets where ample liquidity is an important financial market component. Despite these risks, business trends were strong in most of Asia and continued to improve across Continental Europe, particularly in Germany. Economic activity remained more subdued in Britain and outside the resource areas of Australia. Global wage inflation was moderate, despite improving employment trends in most regions. Although most central banks continued to raise official interest rates, this proceeded at a gradual pace and from very low historical levels.

What strategies and techniques did you employ that specifically affected Fund performance?

Our significant concentration in Japanese equities reflects growing investor confidence in Japan. This was enhanced by autumn election results showing broad public support for further political, social and economic reform. We also have continued to focus on Switzerland and other areas of Continental Europe where domestic demand improvement has accelerated and export growth remains strong. We now have a large position in German manufacturing companies that we believe may experience a decline in labor costs due to ongoing labor reforms. Exposure to Australia and Britain remained below benchmark levels due to relatively high interest rates, falling home prices and generally deteriorating economic fundamentals, including currency risk.

What industries did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We have continued to emphasize growth companies in Continental Europe, which we feel could benefit from strong global demand, especially export companies that enjoy a solid competitive position. Attractive consumer discretionary holdings have been maintained in areas where domestic demand has recently improved, primarily in core Europe and Japan. We were rewarded by our higher-than-benchmark positions in financials and energy during the fiscal year, but we anticipate continuing to scrutinize our energy exposure, along with energy price volatility and sector events.

General investor sentiment improved in late 2005, but has been volatile toward fiscal year-end, following equity market volatility. We believe that this volatility may extend into mid-year as investors observe market conditions and central bank actions. We believe that Federal Reserve monetary tightening may be nearly complete, which we believe could present a generally favorable scenario for global financial markets.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy International Fund, Class A Shares (1)	$12,779
Morgan Stanley Capital International EAFE Index	$18,193
Lipper International Large-Cap Core Funds Universe Average	$17,357

		IVY INTERNATIONAL FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (WITH NET DIVIDENDS)	LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1996	9,425	10,000	10,000
DEC	1997	10,404	10,178	10,663
DEC	1998	11,167	12,214	12,119
DEC	1999	13,518	15,507	16,749
DEC	2000	11,185	13,310	14,110
DEC	2001	8,833	10,456	11,123
DEC	2002	6,981	8,789	9,199
DEC	2003	8,813	12,181	12,046
MARCH	2004	9,112	12,709	12,438
MARCH	2005	9,761	14,623	13,876
MARCH	2006	12,779	18,193	17,357

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y	Advisor Class (3)	Class I (3)

1-year period ended 3-31-06	23.39%	25.48%	29.81%	30.95%	26.80%	31.12%
5-year period ended 3-31-06	5.07%	4.94%	5.20%	–	–	6.47%
10-year period ended 3-31-06	3.94%	3.54%	–	–	–	4.85%
Since inception of Class (4) through 3-31-06	–	–	3.33%	21.62%	9.43%	–
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Advsior Class shares and Class I shares are no longer available for investment.

(4)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 8-31-00 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL FUND

Portfolio Highlights

On March 31, 2006, Ivy International Fund had net assets totaling $231,096,967 invested in a diversified portfolio of:

98.85%	Foreign Common Stocks
0.59%	Cash and Cash Equivalents
0.56%	Domestic Common Stocks

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Financial Services Stocks	$25.08
Consumer Goods Stocks	$11.87
Capital Goods Stocks	$11.48
Energy Stocks	$9.17
Utilities Stocks	$8.65
Health Care Stocks	$8.45
Technology Stocks	$7.31
Business Equipment and Services Stocks	$4.11
Raw Materials Stocks	$4.04
Multi-Industry Stocks	$3.34
Retail Stocks	$3.22
Miscellaneous Stocks	$2.69
Cash and Cash Equivalents	$0.59

The Investments of Ivy International Fund
March 31, 2006
COMMON STOCKS AND RIGHT	Shares	Value

Australia - 1.67%
Novogen LTD (A)*	474,580	$1,233,302
Westpac Banking Corporation (A)	153,600	2,619,306
		3,852,608
Austria - 4.87%
Erste Bank der oesterreichischen Sparkassen AG (A)	16,000	943,503
OMV Aktiengesellschaft (A)	120,000	8,027,339
Raiffeisen International Bank-Holding AG (A)*	13,500	1,151,749
Raiffeisen International Bank-Holding AG (A)(B)*	13,300	1,134,686
		11,257,277
Belgium - 0.69%
KBC Group NV (A)	14,800	1,589,084

Brazil - 1.23%
Companhia Vale do Rio Doce, ADR	32,900	1,596,637
Petroleo Brasileiro S.A. - Petrobras, ADR	14,500	1,256,715
		2,853,352
Canada - 2.50%
EnCana Corporation (A)	84,300	3,934,024
Shoppers Drug Mart Corporation (A)(B)	48,450	1,844,075
		5,778,099
China - 0.68%
China Mobile (Hong Kong) Limited (A)	300,000	1,575,559

France - 8.36%
AXA (A)	32,500	1,140,600
EDF SA (A)*	52,300	2,966,189
Pernod Ricard (A)	11,650	2,232,077
Pinault-Printemps-Redoute SA (A)	10,450	1,261,958
SR.Teleperformance (A)(B)*	50,000	1,835,963
SUEZ (A)	29,000	1,142,878
Sanofi-Aventis (A)	37,900	3,605,456
VINCI (A)	50,900	5,017,954
VINCI, Rights (A)*	50,900	109,180
		19,312,255
Germany - 11.94%
Allianz Aktiengesellschaft, Registered Shares (A)	14,800	2,474,020
BASF Aktiengesellschaft (A)	29,500	2,312,296
Bayerische Motoren Werke Aktiengesellschaft (A)	38,100	2,100,814
Commerzbank Aktiengesellschaft (A)	28,500	1,134,225
Continental Aktiengesellschaft (A)	12,400	1,368,211
E.ON AG (A)	26,200	2,884,546
Fresenius AG (A)	7,530	1,352,823
Hypo Real Estate Holding AG (A)	8,700	597,797
PATRIZIA Immobilien AG (A)*	75,000	2,131,353
PATRIZIA Immobilien AG (A)(B)*	10,000	284,180
RWE Aktiengesellschaft (A)	17,550	1,529,175
SAP Aktiengesellschaft (A)	11,900	2,585,703
SCHWARZ PHARMA AG (A)	24,300	1,961,245
Siemens AG (A)	52,400	4,885,155
		27,601,543
Greece - 0.18%
Bank of Cyprus Limited (A)	50,000	419,302

Ireland - 4.01%
Anglo Irish Bank Corporation plc (Great Britain) (A)	280,000	4,614,751
Anglo Irish Bank Corporation plc (Ireland) (A)	145,000	2,389,782
CRH public limited company (A)	64,700	2,264,398
		9,268,931
Italy - 6.89%
AUTOGRILL S.p.A. (A)	72,600	1,076,885
Banca Fideuram S.p.A. (A)	192,000	1,103,468
Eni S.p.A. (A)	43,200	1,229,230
FASTWEB S.p.A. (A)*	30,000	1,530,939
Saipem S.p.A. (A)	78,300	1,811,419
UniCredito Italiano S.p.A. (A)	1,268,100	9,166,747
		15,918,688
Japan - 24.63%
Astellas Pharma Inc. (A)	29,500	1,120,348
Canon Inc. (A)	52,800	3,494,579
Central Japan Railway Company (A)	210	2,069,669
CREDIT SAISON CO., LTD. (A)	48,000	2,654,885
DENSO CORPORATION (A)	37,700	1,489,422
Dentsu Inc. (A)	481	1,745,004
Honda Motor Co., Ltd. (A)	39,500	2,446,517
Hoya Corporation (A)	58,000	2,340,697
iShares MSCI Japan Index Fund	300,000	4,320,000
Japan Tobacco Inc. (A)	440	1,547,664
KDDI CORPORATION (A)	358	1,913,186
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	325	4,970,263
Mitsubishi Corporation (A)	52,300	1,190,858
Mitsubishi Estate Co., Ltd. (A)	175,000	4,148,258
Mitsui & Co., Ltd. (A)	86,000	1,243,602
Mizuho Financial Group, Inc. (A)	470	3,845,455
SMC Corporation (A)	17,400	2,711,266
Sega Sammy Holdings Inc. (A)	102,300	4,154,579
Sumitomo Mitsui Financial Group, Inc. (A)(B)	88	971,963
Taisei Corporation (A)	220,000	1,054,206
Toyota Motor Corporation (A)	89,600	4,894,885
Ushio Inc. (A)	72,500	1,727,804
YAMADA-DENKI Co., Ltd. (A)	7,500	864,698
		56,919,808
Luxembourg - 0.79%
Tenaris S.A., ADR	10,100	1,824,767

Mexico - 0.49%
Cemex, S.A. de C.V., ADR	17,500	1,142,400

Netherlands - 0.78%
ASML Holding N.V., Ordinary Shares (A)*	87,900	1,794,899

Norway - 1.39%
Statoil ASA (A)	63,700	1,837,051
Stolt Offshore S.A. (A)*	87,000	1,367,340
		3,204,391
Russia - 1.56%
OAO LUKOIL, ADR	43,500	3,610,500

South Korea - 0.90%
Samsung Electronics Co., Ltd. (A)	3,200	2,074,928

Spain - 1.36%
Enagas, S.A. (A)	159,000	3,150,404

Switzerland - 12.14%
Compagnie Financiere Richemont SA (A)	30,100	1,443,064
Credit Suisse Group, Registered Shares (A)	51,100	2,867,307
Holcim Ltd, Registered Shares (A)	32,700	2,603,659
Julius Baer Holding Ltd., Bearer Shares (A)	14,700	1,329,444
Nestle S.A., Registered Shares (A)	14,680	4,357,887
Novartis AG, Registered Shares (A)	116,200	6,462,241
Swiss Life Holding Zurich (A)*	11,700	2,450,121
UBS AG (A)	10,400	1,142,393
Unaxis Holding AG, Registered Shares (A)*	10,000	2,853,527
Zurich Financial Services, Registered Shares (A)*	10,800	2,537,107
		28,046,750
Turkey - 0.31%
Turkiye Vakiflar Bankasi T.A.O. (A)(B)*	130,000	710,673

United Kingdom - 11.48%
BAE SYSTEMS plc (A)	150,000	1,096,522
BHP Billiton Plc (A)	297,100	5,427,674
British American Tobacco p.l.c. (A)	73,200	1,772,865
Diageo plc (A)	73,000	1,149,721
GlaxoSmithKline plc (A)	144,400	3,775,770
IG Group Holdings plc (A)(B)	272,000	1,034,939
Old Mutual plc (A)	340,000	1,188,822
Reckitt Benckiser plc (A)	75,000	2,639,992
Royal Bank of Scotland Group plc (The) (A)	119,600	3,891,982
tesco plc (A)	417,000	2,390,847
Vodafone Group Plc (A)	1,035,000	2,166,852
		26,535,986
United States - 0.56%
Schlumberger Limited	10,200	1,291,014

TOTAL COMMON STOCKS AND RIGHT - 99.41%		$229,733,218

(Cost: $170,297,280)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Banks - 0.77%
Lloyds TSB Bank PLC,
4.78%, 4-5-06	$1,774	1,773,058

Security and Commodity Brokers - 1.01%
UBS Finance Delaware LLC (UBS AG),
4.83%, 4-3-06	2,343	2,342,371

TOTAL SHORT-TERM SECURITIES - 1.78%		$4,115,429

(Cost: $4,115,429)

TOTAL INVESTMENT SECURITIES - 101.19%		$233,848,647

(Cost: $174,412,709)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.19%)		(2,751,680)

NET ASSETS - 100.00%		$231,096,967

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definition of this acronym is as follows: ADR - American Depositary Receipts
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $7,816,479 or 3.38% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY INTERNATIONAL FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $174,413) (Notes 1 and 3)	$233,849
Cash	295
Receivables:
Investment securities sold	2,667
Dividends and interest	769
Fund shares sold	275
Prepaid and other assets	27

Total assets	237,882

LIABILITIES
Payable for investment securities purchased	4,507
Payable to Fund shareholders	1,889
Accrued management fee (Note 2)	136
Accrued shareholder servicing (Note 2)	84
Accrued service fee (Note 2)	45
Accrued distribution fee (Note 2)	17
Accrued accounting services fee (Note 2)	8
Accrued administrative fee (Note 2)	2
Other	97

Total liabilities	6,785

Total net assets	$231,097

NET ASSETS
Capital paid in (shares authorized - unlimited)	$477,737
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(66)
Accumulated undistributed net realized loss on investment transactions	(306,028)
Net unrealized appreciation in value of investments	59,454

Net assets applicable to outstanding units of capital	$231,097

Net asset value per share (net assets divided by shares outstanding):
Class A	$29.74
Class B	$27.58
Class C	$27.52
Class Y	$29.74
Advisor Class	$28.96
Class I	$30.07
Capital shares outstanding:
Class A	5,227
Class B	471
Class C	2,042
Class Y	207
Advisor Class	–	*
Class I	10

* Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY INTERNATIONAL FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $272)	$2,637
Interest and amortization	126

Total income	2,763

Expenses (Note 2):
Investment management fee	1,475
Shareholder servicing:
Class A	280
Class B	57
Class C	31
Class Y	1
Advisor Class	–	*
Class I	1
Service fee:
Class A	210
Class B	18
Class C	17
Class Y	1
Distribution fee:
Class A	7
Class B	74
Class C	72
Accounting services fee	54
Custodian fees	53
Audit fees	37
Legal fees	17
Administrative fee	15
Other	131
Total expenses	2,551

Net investment income	212

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	21,237
Realized net loss on foreign currency transactions	(24)

Realized net gain on investments	21,213
Unrealized appreciation in value of investments during the period	19,510

Net gain on investments	40,723

Net increase in net assets resulting from operations	$40,935

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY INTERNATIONAL FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$212	$(639)
Realized net gain on investments	21,213	14,032
Unrealized appreciation (depreciation)	19,510	(3,413)

Net increase in net assets resulting from operations	40,935	9,980

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(831)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(3)	(–)
Advisor Class	(–)	(–)
Class I	(2)	(–)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Advisor Class	(–)	(–)
Class I	(–)	(–)

	(836)	(–)

Capital share transactions (Note 5)	41,908	(46,593)

Total increase (decrease)	82,007	(36,613)
NET ASSETS
Beginning of period	149,090	185,703

End of period	$231,097	$149,090

Undistributed net investment loss	$(66)	$(244)

(1)See "Financial Highlights" on pages 152 - 161.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$22.86	$21.34	$20.64		$16.35	$20.69		$26.20

Income (loss) from investment operations:
Net investment income (loss)	0.08	(0.02)	(0.01)		(0.02)	0.06	(1)	0.05
Net realized and unrealized gain (loss) on investments	6.97	1.54	0.71		4.31	(4.40	)(1)	(5.56)

Total from investment operations	7.05	1.52	0.70		4.29	(4.34)		(5.51)

Less distributions from:
Net investment income	(0.17)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.17)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Net asset value, end of period	$29.74	$22.86	$21.34		$20.64	$16.35		$20.69

Total return(2)	30.92%	7.12%	3.39%		26.24%	-20.96%		-21.03%
Net assets, end of period (in millions)	$156	$122	$125		$124	$127		$345
Ratio of expenses to average net assets including reimbursement	1.59%	1.61%	1.69	%(3)	1.81%	1.89%		1.60%
Ratio of net investment income (loss) to average net assets including reimbursement	0.25%	-0.15%	-0.26	%(3)	-0.07%	0.32%		0.18%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	1.89%		1.66%
Ratio of net investment income to average net assets excluding reimbursement	NA	NA	NA		NA	0.32%		0.12%
Portfolio turnover rate	75%	76%	27%		136%	34%		43%

(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the fiscal period ended			For the fiscal year ended December 31,
	2006		2005	3-31-04			2003	2002		2001

Net asset value, beginning of period	$21.30		$20.12		$19.52		$15.62	$20.03		$25.64

Income (loss) from investment operations:
Net investment loss	(0.17	)(1)	(0.22	)(1)	(0.07)		(0.23)	(0.12	)(1)	(0.21)
Net realized and unrealized gain (loss) on investments	6.45	(1)	1.40	(1)	0.67		4.13	(4.29	)(1)	(5.40)

Total from investment operations	6.28		1.18		0.60		3.90	(4.41)		(5.61)

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)		(0.00)	(0.00)		(0.00)
Capital gains	(0.00)		(0.00)		(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.00)		(0.00)		(0.00)		(0.00)	(0.00)		(0.00)

Net asset value, end of period	$27.58		$21.30		$20.12		$19.52	$15.62		$20.03

Total return	29.48%		5.87%		3.08%		24.97%	-22.00%		-21.88%
Net assets, end of period (in millions)	$13		$17		$49		$55	$68		$137
Ratio of expenses to average net assets including reimbursement	2.74%		2.75%		2.75	%(2)	2.84%	2.85%		2.54%
Ratio of net investment loss to average net assets including reimbursement	-0.72%		-1.09%		-1.35	%(2)	-1.06%	-0.64%		-0.76%
Ratio of expenses to average net assets excluding reimbursement	NA		NA		NA		NA	2.85%		2.60%
Ratio of net investment loss to average net assets excluding reimbursement	NA		NA		NA		NA	-0.64%		-0.82%
Portfolio turnover rate	75%		76%		27%		136%	34%		43%

(1)Based on average weekly shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the fiscal period ended		For the fiscal year ended December 31,
	2006		2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$21.20		$20.00	$19.39		$15.52	$19.90		$25.46

Income (loss) from investment operations:
Net investment loss	(0.09	)(1)	(0.32)	(0.07)		(0.20)	(0.11	)(1)	(0.21)
Net realized and unrealized gain (loss) on investments	6.41	(1)	1.52	0.68		4.07	(4.27	)(1)	(5.35)

Total from investment operations	6.32		1.20	0.61		3.87	(4.38)		(5.56)

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Capital gains	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Net asset value, end of period	$27.52		$21.20	$20.00		$19.39	$15.52		$19.90

Total return	29.81%		6.00%	3.15%		24.94%	-22.00%		-21.84%
Net assets, end of period (in millions)	$56		$9	$11		$12	$14		$26
Ratio of expenses to average net assets including reimbursement	2.43%		2.64%	2.67	%(2)	2.80%	2.83%		2.54%
Ratio of net investment loss to average net assets including reimbursement	-0.39%		-1.14%	-1.25	%(2)	-0.94%	-0.62%		-0.76%
Ratio of expenses to average net assets excluding reimbursement	NA		NA	NA		NA	2.83%		2.60%
Ratio of net investment loss to average net assets excluding reimbursement	NA		NA	NA		NA	-0.62%		-0.82%
Portfolio turnover rate	75%		76%	27%		136%	34%		43%

(1)Based on average weekly shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 7-24-03(1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$22.86	$21.35	$20.65		$17.69

Income (loss) from investment operations:
Net investment income (loss)	0.18 (2)	(0.09)	(0.02)		0.02
Net realized and unrealized gain on investments	6.87 (2)	1.60	0.72		2.94

Total from investment operations	7.05	1.51	0.70		2.96

Less distributions from:
Net investment income	(0.17)	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.17)	(0.00)	(0.00)		(0.00)

Net asset value, end of period	$29.74	$22.86	$21.35		$20.65

Total return	30.95%	7.07%	3.39%		16.73%
Net assets, end of period (in thousands)	$6,144	$229	$140		$135
Ratio of expenses to average net assets	1.58%	1.66%	1.76	%(3)	0.59	%(3)
Ratio of net investment income (loss) to average net assets	0.81%	-0.33%	-0.32	%(3)	0.24	%(3)
Portfolio turnover rate	75%	76%	27%		136	%(4)

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002(2)	2001

Net asset value, beginning of period	$22.84	$21.66	$21.00		$16.85	$20.67	$26.25

Income (loss) from investment operations:
Net investment income (loss)	(0.75)	(0.38)	(0.08)		(1.00)	(0.24)	0.01
Net realized and unrealized gain (loss) on investments	6.87	1.56	0.74		5.15	(3.58)	(5.59)

Total from investment operations	6.12	1.18	0.66		4.15	(3.82)	(5.58)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)

Net asset value, end of period	$28.96	$22.84	$21.66		$21.00	$16.85	$20.67

Total return	26.80%	5.45%	3.14%		25.00%	-18.71%	-21.26%
Net assets, end of period (in thousands)	$1	$1	$1		$1	$2	$5
Ratio of expenses to average net assets including reimbursement	4.71%	3.11%	2.35	%(3)	2.72%	3.46%	1.69%
Ratio of net investment income (loss) to average net assets including reimbursement	-3.03%	-1.75%	-1.58	%(3)	-0.98%	-1.24%	0.09%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	3.46%	1.75%
Ratio of net investment income (loss) to average net assets excluding reimbursement	NA	NA	NA		NA	-1.24%	0.03%
Portfolio turnover rate	75%	76%	27%		136%	34%	43%

(1)See Note 5 to financial statements.
(2)Advisor Class Shares were outstanding for the period from 1-1-02 through 6-11-02 and from 7-3-02 through 12-31-02.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL FUND
      Class I Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$23.13	$21.58	$20.86		$16.48	$20.85		$26.35

Income (loss) from investment operations:
Net investment income (loss)	0.15 (2)	0.29	(0.00)		(0.08)	0.14	(2)	0.15
Net realized and unrealized gain (loss) on investments	7.02 (2)	1.26	0.72		4.46	(4.51	)(2)	(5.65)

Total from investment operations	7.17	1.55	0.72		4.38	(4.37)		(5.50)

Less distributions from:
Net investment income	(0.23)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.23)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Net asset value, end of period	$30.07	$23.13	$21.58		$20.86	$16.48		$20.85

Total return	31.12%	7.18%	3.45%		26.58%	-20.95%		-20.87%
Net assets, end of period (in thousands)	$299	$345	$669		$684	$1,304	$17,062
Ratio of expenses to average net assets including reimbursement	1.39%	1.47%	1.38	%(3)	1.66%	1.51%		1.24%
Ratio of net investment income to average net assets including reimbursement	0.51%	0.20%	0.04	%(3)	0.06%	0.70%		0.54%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	1.51%		1.30%
Ratio of net investment income to average net assets excluding reimbursement	NA	NA	NA		NA	0.70%		0.48%
Portfolio turnover rate	75%	76%	27%		136%	34%		43%

(1)See Note 5 to financial statements.
(2)Based on average weekly shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Managers' Discussion of Ivy International Balanced Fund

The Ivy International Balanced Fund is subadvised by Templeton Investment Counsel, LLC. The following is an interview with E. Tucker Scott III, CFA, Alexander C. Calvo and Michael Hasenstab, portfolio managers of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006. Please note that effective March 2006, Mr. Hasenstab was added as a portfolio manager of the Fund.

How did the Fund perform during the last fiscal year?

The Fund's 10.14 percent return (Class A shares, before the impact of sales charges) was weak relative to the global equity market and the Fund's mutual fund peer group. We underperformed the Fund's equity benchmark and outperformed our fixed income benchmark. The Morgan Stanley Capital International All Country World (Excluding U.S.A.) Index (generally reflecting the performance of securities that represent international equity markets) rose 28.13 percent for the fiscal year. The international bond market, represented by the J.P. Morgan Non-U.S. Government Bond Index (generally reflecting the performance of international government bonds), fell 6.53 percent for the period. The Lipper Global Flexible Portfolio Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 14.74 percent for the period.

A variety of indexes are presented because the Fund invests in stocks, bonds and other instruments. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What factors affected the Fund's performance during the fiscal year?

Although international stocks provided strong returns for the period, the equity portion of the Fund did not fully participate in the rally because we trimmed positions in cyclical industries, such as chemicals, metals and mining, which were among the year's better performers. At the same time, we increased the Fund's weighting in global media and telecommunications service industries, and had a higher-than-benchmark weighting in paper manufacturing. These industries did not do as well as the overall market over the fiscal year. At an equity sector level, we sacrificed relative performance with the belief and expectation that the market likely will recognize the potential of our more value-oriented equity selections over time.

Within the equity portion of the Fund, we believe that some of our country weightings did not help our results. We had a significantly lower-than-benchmark weighting in Japan, where equities fared well amid renewed prospects for economic growth. One positive performance factor was our higher-than-benchmark weighting in South Korea.

As noted above, international government bonds dropped in value over the fiscal year. Central banks in Europe, Japan and the U.S. tightened monetary policy amid heightened concerns about inflation. With a nearly 30 percent weighting in foreign government bonds at the start of the fiscal year, total portfolio return was adversely affected by drops in bond prices in European countries such as Sweden. We did not have exposure to the U.S. bond market, where longer-term securities performed unexpectedly well. Bright spots within the Fund's bond portfolio included Canada, Poland and Norway, where our holdings generated positive performance. A lower than benchmark position in U.K. government bonds hurt our results, however.

Overall, we feel that our asset allocation strategy of maintaining a 60 to 65 percent equity and 35 to 40 percent international fixed income and cash mix put us at a disadvantage. It appears that some of our balanced fund peers benefited from a lower weighting in international bonds for the period. Over the course of the fiscal year, we reduced the Fund's cash position from 9.3 percent to just over 6 percent, and this generally helped our results.

What other market conditions or events influenced the Fund's performance during the fiscal year?

A global economic recovery continued during the fiscal year despite elevated energy prices. Gross domestic product (GDP) growth increased at a fair pace in each quarter during calendar year 2005 in the U.S., the euro zone and Japan. Nonetheless, the U.S. housing market showed signs of cooling after several years of strong growth.

In March 2006, the Bank of Japan ended its deflation-fighting policy, which we feel could allow short-term rates to increase from their effective rate of zero percent. The U.S. Federal Reserve Board increased the Federal Funds target rate in eight quarter-point increments, reaching 4.75 percent by fiscal year-end. The European Central Bank increased short term rates twice to 2.50 percent, after keeping them unchanged since June 2003. Even after these increases, both rates remained at levels considered supportive of further economic growth, and neither bank ruled out future rate increases. Excluding the volatile energy and food sectors, inflation was relatively subdued worldwide.

Strong demand for oil sustained high prices during most of the reporting period, while prices for other commodities, such as industrial metals, were also high, led by copper, over the 12-month period. This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

What strategies and techniques did you employ that specifically affected Fund performance?

Our strategy is to attempt to find securities that are selling at a substantial discount to our determination of their fair market value, based on earnings and cash flow growth. Our analysts employ fundamental valuation techniques and five-year earnings and cash flow forecasts in an effort to identify what they feel are the most attractive stocks globally. Our investment process, however, has always been value-driven. About five years ago we were finding many of our new "bargain list" securities in the materials and industrial sectors. Over the fiscal year, we found bargains in industries such as paper, media, and telecommunication services. Consequently, we gradually shifted the equity portfolio into these areas.

Within the international bond portion of the Fund, we relied on active duration management in an effort to add value. Short duration positioning during the global interest rate tightening cycle has generally benefited the fixed income portion of the Fund. While our holdings in Asia reflected a short duration positioning, we felt that individual country developments warranted different duration positioning between markets. For example, despite higher interest rates in Europe this past year, Poland reduced rates. Although Poland's economic growth began to accelerate, currency appreciation and excess capacity pushed inflation below the central bank's inflation target, prompting the central bank in Warsaw to reduce interest rates 200 basis points this past year. Our holdings in Poland consequently benefited.

What industries or sectors did you emphasize during the fiscal year?

Materials provided the strongest contribution to returns of any sector in our equity portion of the portfolio during the fiscal year. Although we have trimmed some positions, we maintain what we feel is a prudent exposure to the energy, materials, and industrial sectors, as we feel some companies may continue to benefit from global economic growth.

As mentioned earlier, we saw value in the underperforming global telecommunications industry. However, the market did not share this view and two telecom firms were among the top equity detractors for Fund performance. We feel investor fears of competition and regulatory risks over the last 12 months were overblown, and we remain confident in our selections. In fact, the Fund is currently positioned with its highest telecom weighting relative to our benchmark since the mid-1990s.

Compared to a decade ago, telecom valuations are now lower and dividend yields are higher. We believe valuations for this sector are compelling and may compensate investors for the lower growth outlook in the sector. Over the last several years, telecom companies have focused on cutting costs, repairing balance sheets, and expanding their cash flow, and we feel the market will eventually reward this.

What is your outlook for the next 12 months?

Historically, our value-oriented approach to stock investing has resulted in temporary periods of short-term underperformance. While we cannot guarantee what will happen in the future, we are confident in the portfolio's current positioning. Going forward, we are concerned that the current high level of corporate profitability may not be sustainable. Our emphasis, therefore, will continue to be on picking securities that we feel are less exposed to rising cost pressures and those with valuations that we believe can support a price-earnings ratio (P/E) expansion, even if profits were  to retreat.   Within the international government bond market, we intend to focus on those countries with restrained inflation and that we believe possess sound fiscal policies.

Within the bond portion of the Fund, we have generally favored shifting our European exposure from Euro area countries to non-Euro European exposure, such as Norway and Poland. Additionally, we have increased exposure to Asia and Canada. We like Canadian bonds because energy and commodity prices continue to underpin Canada's overall economic environment. Additionally, we believe that higher commodity prices are bolstering Canada's balance of payment position through higher exports and increased capital flows into the energy sector. Also, unlike the U.S., Canada runs a federal budget surplus.

Our international bond portfolio's positioning in Asia reflects a medium-term strategy, which seeks to take advantage of the global imbalances, predominantly between Asia and the U.S. We feel Asia is well positioned to enter a period of growth driven by both continued positive export performance as well as a deepening of domestic demand. Over the past year, robust export performance and a competitive labor market translated into better job and income growth, supporting a revival in consumption growth in many Asian countries. There also is a large pool of resources in Asia to support domestic demand growth. To help position for this potential scenario, we increased exposure to Korea, Singapore and Thailand.

From a macroeconomic standpoint, we believe that the rise in global interest rates could begin to curb inflationary pressures. From our bottom-up perspective, however, we view rising input prices such as energy, raw materials and labor not only as an inflationary problem, but more so as an impending squeeze on profitability. It appears that many manufacturers and retailers today are not fully able to pass on those costs through either volume gains or output prices, which suggests strongly that profit margins could potentially be ready to wane.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Fixed-income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy International Balanced Fund, Class A Shares (1)	$20,522
Morgan Stanley Capital International All Country World (excluding U.S.A.) Index	$19,996
J.P. Morgan Non-U.S. Government Bond Index	$15,169
Lipper Global Flexible Portfolio Funds Universe Average	$21,223

		IVY INTERNATIONAL BALANCED FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD (EXCLUDING U.S.A.)	J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX	LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

SEPT	1996	9,425	10,000	10,000	10,000
SEPT	1997	11,601	11,348	9,977	12,199
SEPT	1998	10,091	9,857	11,157	11,361
SEPT	1999	11,771	13,151	11,187	13,703
SEPT	2000	12,509	13,797	10,270	15,571
SEPT	2001	11,187	9,755	10,746	13,083
SEPT	2002	10,671	8,482	11,874	12,198
SEPT	2003	13,865	10,945	13,993	14,950
MARCH	2004	16,228	13,437	15,178	17,106
MARCH	2005	18,632	15,606	16,229	18,497
MARCH	2006	20,522	19,996	15,169	21,223

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-06	3.81%	4.93%	9.21%	10.18%
5-year period ended 3-31-06	10.03%	–	–	–
10-year period ended 3-31-06	8.02%	–	–	–
Since inception of Class (3) through 3-31-06	–	11.78%	13.10%	14.21%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus International Balanced Fund merged into the Ivy International Balanced Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus International Balanced Fund Class A shares, restated to reflect current sales charges applicable to Ivy International Balanced Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy International Balanced Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL BALANCED FUND

Portfolio Highlights

On March 31, 2006, Ivy International Balanced Fund had net assets totaling $127,865,800 invested in a diversified portfolio of:

64.60%	Foreign Common Stocks
27.13%	Other Government Securities
8.27%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Other Government Securities	$27.13
Financial Services Stocks	$13.16
Utilities Stocks	$11.63
Cash and Cash Equivalents	$8.27
Miscellaneous Stocks	$6.63
Technology Stocks	$5.37
Shelter Stocks	$5.10
Consumer Nondurables Stocks	$3.79
Energy Stocks	$3.63
Retail Stocks	$3.53
Consumer Services Stocks	$3.50
Health Care Stocks	$3.23
Capital Goods Stocks	$2.93
Consumer Durables Stocks	$2.10

The Investments of Ivy International Balanced Fund
March 31, 2006
COMMON STOCKS	Shares	Value

Australia - 1.56%
National Australia Bank Limited (A)	54,242	$1,463,964
Qantas Airways Limited (A)	157,000	397,884
Qantas Airways Limited (A)(B)	54,528	138,190
		2,000,038
Belgium - 0.79%
Agfa-Gevaert N.V. (A)	53,270	1,014,814

Bermuda - 1.47%
ACE Limited	22,750	1,183,227
XL Capital Ltd, Class A	10,870	696,876
		1,880,103
Canada - 1.44%
Barrick Gold Corporation (A)	17,500	476,067
Domtar Inc. (A)	122,610	871,399
Quebecor World Inc. (A)	50,200	492,608
		1,840,074
China - 0.85%
China Telecom Corporation Limited (A)	2,700,000	956,935
China Telecom Corporation Limited (A)(B)	360,000	127,591
		1,084,526
Denmark - 1.75%
Vestas Wind Systems A/S (A)*	89,660	2,235,029

Finland - 1.90%
Stora Enso Oyj, Class R (A)	70,140	1,079,495
UPM-Kymmene Corporation (A)	56,860	1,343,670
		2,423,165
France - 3.67%
AXA (A)	28,400	996,709
France Telecom (A)	71,824	1,615,470
Sanofi-Aventis (A)	14,398	1,369,693
THOMSON (A)	5,775	113,666
Total S.A. (A)	2,280	601,512
		4,697,050
Germany - 2.92%
Deutsche Post AG (A)	63,460	1,586,538
E.ON AG (A)	5,810	639,665
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft, Registered Shares (A)	7,220	1,024,579
Siemens AG (A)	5,220	486,651
		3,737,433
Hong Kong - 1.87%
Cheung Kong (Holdings) Limited (A)	108,000	1,144,842
Hutchison Whampoa Limited, Ordinary Shares (A)	136,000	1,247,095
		2,391,937
Israel - 1.23%
Check Point Software Technologies Ltd.*	78,650	1,574,180

Italy - 0.86%
Eni S.p.A. (A)	38,786	1,103,632

Japan - 4.01%
Hitachi, Ltd. (A)	67,000	474,180
KDDI CORPORATION (A)	196	1,047,443
Konica Minolta Holdings, Inc. (A)	55,500	708,250
Nippon Telegraph and Telephone Corporation (A)	171	733,687
Sony Corporation (A)	25,900	1,199,278
Takeda Pharmaceutical Company Limited (A)	16,900	963,458
		5,126,296
Mexico - 0.90%
Telefonos de Mexico, S.A. de C.V., ADR	51,010	1,146,705

Netherlands - 3.83%
Akzo Nobel N.V. (A)	16,030	850,667
ING Groep N.V., Certicaaten Van Aandelen (A)	37,990	1,500,853
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	40,460	1,367,495
Reed Elsevier NV (A)	82,170	1,178,011
		4,897,026
Norway - 2.20%
Norske Skogindustrier ASA (A)	62,672	1,061,481
Telenor ASA (A)	160,750	1,729,259
Telenor ASA (A)(B)	2,550	27,431
		2,818,171
Portugal - 0.87%
Portugal Telecom, SGPS, S.A., Ordinary Shares (A)	92,240	1,118,935

Singapore - 1.47%
DBS Group Holdings Ltd (A)	33,000	332,890
Flextronics International Ltd.*	45,990	475,767
Venture Corporation Limited (A)	135,000	1,069,406
		1,878,063
South Africa - 0.81%
Sappi Limited (A)	69,000	1,029,824

South Korea - 4.43%
KT Corporation, ADR	48,730	1,037,949
Kookmin Bank, ADR	16,440	1,405,949
POSCO, ADR	9,340	595,892
SK Telecom Co., Ltd., ADR	41,000	967,190
Samsung Electronics Co., Ltd. (A)	530	343,660
Samsung Electronics Co., Ltd., GDR (B)	4,010	1,310,267
		5,660,907
Spain - 2.68%
Gamesa Corporacion Tecnologica, S.A. (A)	53,110	1,021,420
Iberdrola, S.A. (A)	17,743	572,813
Repsol YPF, S.A. (A)	38,050	1,080,845
Telefonica, S.A., ADR	15,745	739,543
Telefonica, S.A., Brazilian Depositary Receipts (A)	569	8,940
		3,423,561
Sweden - 1.55%
Nordea Bank AB, Finnish Depositary Receipts (A)	113,190	1,404,622
Securitas AB, Class B (A)	29,890	575,656
		1,980,278
Switzerland - 1.92%
Lonza Group Ltd, Registered Shares (A)	5,800	397,522
Nestle S.A., Registered Shares (A)	4,100	1,217,121
Swiss Reinsurance Company, Registered Shares (A)	11,950	835,075
		2,449,718
Taiwan - 3.35%
Chunghwa Telecom Co., Ltd., ADR	24,700	483,873
Compal Electronics Inc., GDR	53,235	271,882
Compal Electronics Inc., GDR (B)	130,009	663,982
Lite-On Technology Corporation, GDR	102,998	1,428,144
Mega Financial Holding Company (A)	1,909,000	1,437,992
		4,285,873
United Kingdom - 16.27%
AMVESCAP PLC (A)	26,400	246,309
BAE SYSTEMS plc (A)	93,350	682,402
BP p.l.c. (A)	82,800	950,897
Boots Group PLC (A)	61,929	774,157
British Sky Broadcasting Group plc (A)	172,470	1,618,114
Cadbury Schweppes plc (A)	72,900	724,478
Compass Group PLC (A)	690,420	2,737,953
GlaxoSmithKline plc (A)	42,970	1,123,579
Group 4 Securicor plc (A)*	156,000	512,935
HSBC Holdings plc (A)	58,000	972,427
Pearson plc (A)	86,110	1,193,874
Rentokil Initial plc (A)	376,520	1,020,503
Royal Bank of Scotland Group plc (The) (A)	58,100	1,890,670
Royal Dutch Shell plc, Class B (A)	27,641	899,004
Shire plc (A)	44,000	675,400
Smiths Group plc (A)	39,780	679,392
Unilever PLC (A)	115,760	1,184,611
Vodafone Group Plc (A)	914,100	1,913,739
Wm MORRISON SUPERMARKETS PLC (A)	304,810	1,006,201
		20,806,645

TOTAL COMMON STOCKS - 64.60%		$82,603,983

(Cost: $66,499,108)

OTHER GOVERNMENT SECURITIES	Principal Amount in Thousands

Austria - 0.72%
Republic of Austria:
5.5%, 10-20-07 (C)	EUR360	450,742
4.0%, 7-15-09 (C)	70	86,288
5.0%, 7-15-12 (C)	300	390,070
		927,100
Australia - 0.70%
Queensland Treasury Corporation:
6.0%, 8-14-13 (C)	AUD1,200	883,088
6.0%, 10-14-15 (C)	10	7,401
		890,489
Belgium - 0.62%
Belgium Government Bond:
4.75%, 9-28-06 (C)	EUR100	122,230
7.5%, 7-29-08 (C)	405	535,370
5.0%, 9-28-12 (C)	100	130,273
		787,873
Canada - 4.91%
Canadian Government Bond:
3.0%, 6-1-06 (C)	CAD950	812,411
3.25%, 12-1-06 (C)	4,210	3,587,359
7.0%, 12-1-06 (C)	330	288,016
4.5%, 9-1-07 (C)	1,040	896,456
6.0%, 6-1-11 (C)	748	693,955
		6,278,197
Denmark - 0.19%
Denmark Government Bond,
5.0%, 11-15-13 (C)	DKK1,400	245,399

Finland - 0.73%
Finland Government Bond:
3.0%, 7-4-08 (C)	EUR400	481,477
5.0%, 4-25-09 (C)	60	75,976
5.75%, 2-23-11 (C)	280	372,154
		929,607
France - 1.29%
France Government Bond OAT:
4.0%, 10-25-09 (C)	712	878,082
4.0%, 4-25-13 (C)	620	765,401
		1,643,483
Germany - 0.69%
Deutsche Bundesrepublik:
6.0%, 7-4-07 (C)	531	665,428
5.0%, 7-4-11 (C)	170	219,621
		885,049
Ireland - 0.55%
Ireland Government Bond,
5.0%, 4-18-13 (C)	540	707,417

Netherlands - 0.96%
Netherlands Government Bond,
5.75%, 2-15-07 (C)	990	1,226,728

New Zealand - 0.20%
New Zealand Government Bond,
6.0%, 11-15-11 (C)	NZD410	254,830

Norway - 2.10%
Norway Government Bond,
6.75%, 1-15-07 (C)	NOK17,135	2,690,474

Poland - 2.89%
Poland Government Bond:
8.5%, 11-12-06 (C)	PLN2,410	764,337
8.5%, 5-12-07 (C)	1,100	355,781
6.0%, 5-24-09 (C)	4,275	1,375,746
6.25%, 10-24-15 (C)	3,250	1,098,219
5.75%, 9-23-2 (C)	320	106,358
		3,700,441
Singapore - 2.07%
Singapore Government Bond,
2.625%, 10-1-07 (C)	SGD4,300	2,642,146

South Korea - 3.53%
South Korea Treasury Bond:
4.75%, 3-3-07 (C)	KRW2,300,000	2,370,941
3.75%, 9-10-07 (C)	1,100,000	1,117,304
4.5%, 9-9-08 (C)	1,000,000	1,019,735
		4,507,980
Spain - 1.08%
Spain Government Bond:
4.8%, 10-31-06 (C)	EUR100	122,471
6.0%, 1-31-08 (C)	350	443,609
5.0%, 7-30-12 (C)	630	819,371
		1,385,451
Sweden - 2.00%
Sweden Government Bond:
8.0%, 8-15-07 (C)	SEK15,380	2,114,318
6.5%, 5-5-08 (C)	1,800	247,473
Sweden Treasury Bill,
0.0%, 9-20-06 (C)	1,500	190,955
		2,552,746
Thailand - 1.90%
Thailand Government Bond,
8.0%, 12-8-06 (C)	THB41,250	1,082,521
Thailand Treasury Bill:
0.0%, 7-27-06 (C)	8,000	203,290
0.0%, 9-7-06 (C)	24,900	630,124
0.0%, 10-5-06 (C)	16,300	411,418
0.0%, 3-8-07 (C)	4,100	101,167
		2,428,520

TOTAL OTHER GOVERNMENT SECURITIES - 27.13%		$34,683,930

(Cost: $31,828,440)

SHORT-TERM SECURITIES

Security and Commodity Brokers
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
4.83%, 4-3-06	$4,891	4,889,687
UBS Finance Delaware LLC (UBS AG),
4.83%, 4-3-06	4,000	3,998,927

TOTAL SHORT-TERM SECURITIES - 6.95%		$8,888,614

(Cost: $8,888,614)

TOTAL INVESTMENT SECURITIES - 98.68%		$126,176,527

(Cost: $107,216,162)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.32%		1,689,273

NET ASSETS - 100.00%		$127,865,800

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; GDR - Global Depositary Receipts.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $2,267,461 or 1.77% of net assets.

(C)Principal amounts are denominated in the indicated foreign currency, where applicable (AUD - Australian Dollar, CAD - Canadian Dollar, DKK - Danish Krone, EUR - Euro, KRW - South Korean Won, NOK - Norwegian Krone, NZD - New Zealand Dollar, PLN - Polish Zloty, SEK - Swedish Krona, SGD - Singapore Dollar, THB - Thai Baht).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY INTERNATIONAL BALANCED FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $107,216) (Notes 1 and 3)	$126,177
Cash denominated in foreign currencies (cost - $308)	316
Cash	1
Receivables:
Dividends and interest	1,167
Fund shares sold	627
Investment securities sold	247
Prepaid and other assets	19

Total assets	128,554

LIABILITIES
Payable for investment securities purchased	407
Payable to Fund shareholders	87
Accrued management fee (Note 2)	74
Accrued shareholder servicing (Note 2)	38
Accrued service fee (Note 2)	26
Accrued distribution fee (Note 2)	10
Accrued accounting services fee (Note 2)	5
Other	41

Total liabilities	688

Total net assets	$127,866

NET ASSETS
Capital paid in (shares authorized - unlimited)	$104,722
Accumulated undistributed income:
Accumulated undistributed net investment income	695
Accumulated undistributed net realized gain on investment transactions	3,480
Net unrealized appreciation in value of investments	18,969

Net assets applicable to outstanding units of capital	$127,866

Net asset value per share (net assets divided by shares outstanding):
Class A	$15.15
Class B	$15.11
Class C	$15.12
Class Y	$15.15
Capital shares outstanding:
Class A	7,407
Class B	367
Class C	623
Class Y	44

See Notes to Financial Statements.

Statement of Operations
      IVY INTERNATIONAL BALANCED FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $239)	$2,368
Interest and amortization	1,663

Total income	4,031

Expenses (Note 2):
Investment management fee	835
Shareholder servicing:
Class A	300
Class B	30
Class C	28
Class Y	1
Service fee:
Class A	240
Class B	11
Class C	19
Class Y	1
Distribution fee:
Class A	27
Class B	34
Class C	56
Accounting services fee	64
Custodian fees	64
Audit fees	25
Legal fees	5
Other	107

Total expenses	1,847

Net investment income	2,184

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	6,219
Realized net gain on foreign currency transactions	1,003

Realized net gain on investments	7,222
Unrealized appreciation in value of investments during the period	2,100

Net gain on investments	9,322

Net increase in net assets resulting from operations	$11,506

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY INTERNATIONAL BALANCED FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$2,184	$1,257
Realized net gain on investments	7,222	2,637
Unrealized appreciation	2,100	7,031

Net increase in net assets resulting from operations	11,506	10,925

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(2,545)	(1,453)
Class B	(62)	(11)
Class C	(125)	(12)
Class Y	(14)	(5)
Realized gains on investment transactions:
Class A	(3,892)	(393)
Class B	(186)	(9)
Class C	(309)	(9)
Class Y	(19)	(2)

	(7,152)	(1,894)

Capital share transactions (Note 5)	18,804	35,237

Total increase	23,158	44,268
NET ASSETS
Beginning of period	104,708	60,440

End of period	$127,866	$104,708

Undistributed net investment income	$695	$254

(1)See "Financial Highlights" on pages 173 - 177.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL BALANCED FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended September 30,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$14.63	$13.07	$11.33		$8.72	$9.28	$11.59

Income (loss) from investment operations:
Net investment income	0.29	0.22	0.09		0.21	0.18	0.18
Net realized and unrealized gain (loss) on investments	1.14	1.69	1.83		2.40	(0.59)	(1.28)

Total from investment operations	1.43	1.91	1.92		2.61	(0.41)	(1.10)

Less distributions from:
Net investment income	(0.36)	(0.28)	(0.18)		(0.00)	(0.00)	(0.11)
Capital gains	(0.55)	(0.07)	(0.00)		(0.00)	(0.13)	(1.10)
Tax return of capital	(0.00)	(0.00)	(0.00)		(0.00)	(0.02)	(0.00)

Total distributions	(0.91)	(0.35)	(0.18)		(0.00)	(0.15)	(1.21)

Net asset value, end of period	$15.15	$14.63	$13.07		$11.33	$8.72	$9.28

Total return(1)	10.14%	14.81%	17.05%		29.93%	-4.62%	-10.57%
Net assets, end of period (in millions)	$112	$97	$60		$46	$36	$40
Ratio of expenses to average net assets including reimbursement	1.45%	1.42%	1.54	%(2)(3)	1.67%	1.62%	1.62%
Ratio of net investment income to average net assets including reimbursement	1.94%	1.71%	1.43	%(2)(3)	2.06%	1.84%	1.60%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	1.60	%(2)(3)	1.71%	1.72%	1.73%
Ratio of net investment income to average net assets excluding reimbursement	NA	NA	1.37	%(2)(3)	2.02%	1.74%	1.49%
Portfolio turnover rate	27%	16%	15%		39%	48%	36%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.
(3)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from October 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL BALANCED FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$14.59	$13.04	$12.34

Income from investment operations:
Net investment income	0.08	0.03 (2)	0.19
Net realized and unrealized gain on investments	1.18	1.70 (2)	0.69

Total from investment operations	1.26	1.73	0.88

Less distributions from:
Net investment income	(0.19)	(0.11)	(0.18)
Capital gains	(0.55)	(0.07)	(0.00)

Total distributions	(0.74)	(0.18)	(0.18)

Net asset value, end of period	$15.11	$14.59	$13.04

Total return	8.93%	13.37%	7.18%
Net assets, end of period (in thousands)	$5,548	$3,049	$225
Ratio of expenses to average net assets	2.59%	2.64%	3.01	%(3)
Ratio of net investment income to average net assets	0.73%	0.20%	1.09	%(3)
Portfolio turnover rate	27%	16%	15	%(4)

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL BALANCED FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$14.60	$13.04	$12.34

Income from investment operations:
Net investment income	0.11	0.07 (2)	0.19
Net realized and unrealized gain on investments	1.19	1.69 (2)	0.69

Total from investment operations	1.30	1.76	0.88

Less distributions from:
Net investment income	(0.23)	(0.13)	(0.18)
Capital gains	(0.55)	(0.07)	(0.00)

Total distributions	(0.78)	(0.20)	(0.18)

Net asset value, end of period	$15.12	$14.60	$13.04

Total return	9.21%	13.58%	7.18%
Net assets, end of period (in thousands)	$9,422	$3,968	$307
Ratio of expenses to average net assets	2.29%	2.44%	2.86	%(3)
Ratio of net investment income to average net assets	0.98%	0.44%	1.13	%(3)
Portfolio turnover rate	27%	16%	15	%(4)

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL BALANCED FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$14.63	$13.07	$12.34

Income from investment operations:
Net investment income	0.29 (2)	0.24 (2)	0.21
Net realized and unrealized gain on investments	1.14 (2)	1.67 (2)	0.70

Total from investment operations	1.43	1.91	0.91

Less distributions from:
Net investment income	(0.36)	(0.28)	(0.18)
Capital gains	(0.55)	(0.07)	(0.00)

Total distributions	(0.91)	(0.35)	(0.18)

Net asset value, end of period	$15.15	$14.63	$13.07

Total return	10.18%	14.84%	7.47%
Net assets, end of period (in thousands)	$662	$397	$185
Ratio of expenses to average net assets	1.41%	1.40%	1.79	%(3)
Ratio of net investment income to average net assets	1.99%	1.72%	2.00	%(3)
Portfolio turnover rate	27%	16%	15	%(4)

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Managers' Discussion of Ivy International Value Fund
      March 31, 2006

An interview with Thomas A. Mengel and John C. Maxwell, CFA, portfolio managers of the Ivy International Value Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006. Please note that effective February 2006, Mr. Maxwell was added as a portfolio manager of the Fund.

How did the Fund perform during the last fiscal year?

The Fund did quite well, as its 35.49 percent return (Class A shares before the impact of sales charges) outperformed the Fund's benchmark. The Morgan Stanley Capital International EAFE Index (generally reflecting the performance of securities that represent the international equity markets) rose 24.41 percent for the fiscal year. The Fund's performance for the fiscal year was also strong relative to its mutual fund peer group, as the Lipper International Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 25.08 percent for the period. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What helped the Fund outperform its benchmark index during the fiscal year?

We believe that both country selection and stock selection helped the Fund outperform the benchmark during the fiscal year. We feel that, specifically, performance was enhanced by our large concentrations in energy and industrials, as well as favorable stock selection in financials. Fund performance also benefited from our heavy exposure to Japanese equities for most of the period and our significantly lower-than-benchmark position in United Kingdom stocks.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Global financial markets were volatile in the first half of the fiscal year as rising energy prices fueled inflationary trends and created economic uncertainties. These concerns eased in the final calendar quarter of 2005, resulting in impressive equity market gains that extended into early 2006. By March, higher energy prices had returned and were accompanied by much higher bond yields. Tighter global monetary policy became a greater concern, particularly for emerging markets, where ample liquidity is an important component. Despite these risks, business trends were strong in most of Asia and continued to improve across Continental Europe, particularly in Germany. Economic activity remained more subdued in Britain and outside the resource areas of Australia. Global wage inflation was moderate, despite improving employment trends in most regions. Although most central banks continued to raise official interest rates, this proceeded at a gradual pace and from very low historical levels.

What strategies and techniques did you employ that specifically affected Fund performance?

Our significant concentration in Japanese equities reflected growing investor confidence in Japan, which was enhanced by autumn election results showing broad public support for further political, social and economic reform. Although still quite significant, our Japanese exposure was reduced slightly toward fiscal year-end due to valuation concerns. We also have continued to focus on Switzerland and other areas of Continental Europe, where we feel that domestic demand improvement has accelerated and export growth remains strong. This includes a focus on the German manufacturing sector, where we believe that attractive opportunities exist due to ongoing labor reform. Exposure to Australia and Britain remained below benchmark levels, due to relatively high interest rates, falling home prices and generally deteriorating economic fundamentals, including currency risk.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We were rewarded by our holdings in energy, industrials and financials during the fiscal year, but we intend to closely monitor these sectors for pricing and valuation trends. We expect our emphasis to remain on healthy companies that we feel may benefit from the growing world economy, particularly those connected to China's industrial expansion. Particular focus is likely to remain on what we see as under-appreciated companies that we feel possess impressive pricing power. We also intend to seek attractive consumer-related opportunities in areas where domestic demand has not yet fully recovered.

General investor sentiment improved in late 2005, but became more volatile toward fiscal year-end, following equity market volatility. We believe that this volatility may extend into mid-year as investors observe market conditions and central bank actions. We also think that Federal Reserve monetary tightening may be nearly complete, which we believe could present a generally favorable scenario for global financial markets.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy International Value Fund, Class A Shares (1)	$15,299
Morgan Stanley Capital International EAFE Index (with net dividends) (2)	$17,261
Lipper International Large-Cap Core Funds Universe Average (2)	$16,037

		IVY INTERNATIONAL VALUE FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (WITH NET DIVIDENDS)	LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

Inception 5/13/97		9,425	10,000	10,000
DEC	1997	8,455	9,657	9,853
DEC	1998	9,016	11,588	11,197
DEC	1999	11,521	14,713	15,475
DEC	2000	10,686	12,629	13,037
DEC	2001	8,851	9,920	10,277
DEC	2002	7,440	8,339	8,499
DEC	2003	9,464	11,557	11,130
MARCH	2004	9,862	12,059	11,492
MARCH	2005	11,292	13,874	12,821
MARCH	2006	15,299	17,261	16,037

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 1997.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y	Advisor Class(4)

1-year period ended 3-31-06	27.70%	30.46%	34.40%	35.65%	35.85%
5-year period ended 3-31-06	9.45%	9.26%	9.37%	–	10.57%
10-year period ended 3-31-06	–	–	–	–	–
Since inception of Class(5) through 3-31-06	4.90%	4.53%	4.50%	27.84%	6.73%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)Advisor Class shares are no longer available for investment.

(5)5-13-97 for Class A, Class B and Class C shares, 7-24-03 for Class Y shares and 2-23-98 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL VALUE FUND

Portfolio Highlights

On March 31, 2006 Ivy International Value Fund had net assets totaling $98,399,511 invested in a diversified portfolio of:

90.91%	Foreign Common Stocks and Right
9.09%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Financial Services Stocks	$28.23
Consumer Goods Stocks	$14.14
Utilities Stocks	$9.94
Cash and Cash Equivalents	$9.09
Capital Goods Stocks	$8.47
Energy Stocks	$6.62
Shelter Stocks	$5.75
Miscellaneous Stocks	$4.64
Technology Stocks	$4.24
Business Equipment and Services Stocks	$3.56
Raw Materials Stocks	$3.27
Multi-Industry Stocks	$2.05

The Investments of Ivy International Value Fund
March 31, 2006
COMMON STOCKS AND RIGHT	Shares	Value

Australia - 1.75%
Telstra Corporation Limited (A)	318,580	$852,989
Westpac Banking Corporation (A)	17,800	303,539
Zinifex Limited (A)*	82,010	560,104
		1,716,632
Austria - 3.24%
OMV Aktiengesellschaft (A)	21,870	1,462,983
Raiffeisen International Bank-Holding AG (A)*	5,750	490,560
WIENER STADTISCHE Allgemeine Versicherung Aktiengesellschaft (A)	20,000	1,236,094
		3,189,637
Belgium - 2.28%
Fortis (A)	50,000	1,783,853
KBC Group NV (A)	4,300	461,693
		2,245,546
Brazil - 1.04%
Companhia Vale do Rio Doce, ADR	21,090	1,023,498

Canada - 1.12%
EnCana Corporation (A)	23,550	1,099,007

Denmark - 0.89%
TrygVesta A/S (A)(B)*	15,000	878,155

Finland - 1.05%
Nokia Corporation, Series A, ADR	50,000	1,036,000

France - 8.90%
BNP Paribas (A)	10,150	942,822
France Telecom (A)	50,000	1,124,603
Nexity (A)	10,000	686,517
Peugeot S.A. (A)	10,000	630,166
SUEZ (A)	25,000	985,240
Sanofi-Aventis (A)	9,742	926,764
Technip-Coflexip (A)	16,000	1,082,915
VINCI (A)	10,000	985,846
VINCI, Rights (A)*	10,000	21,450
Vivendi Universal (A)	40,000	1,373,761
		8,760,084
Germany - 8.86%
Commerzbank Aktiengesellschaft (A)	38,000	1,512,300
Continental Aktiengesellschaft (A)	8,000	882,716
DaimlerChrysler AG, Registered Shares (A)	15,000	861,812
E.ON AG (A)	10,000	1,100,972
elexis AG (A)*	30,000	835,454
Hypo Real Estate Holding AG (A)	20,000	1,374,246
IVG Immobilien AG (A)(B)	25,000	751,957
Siemens AG (A)	15,000	1,398,422
		8,717,879
Hong Kong - 1.56%
Agile Property Holdings Limited (A)(B)*	730,000	606,832
Link Real Estate Investment Trust (The) (A)(B)*	430,000	931,030
		1,537,862
Ireland - 2.42%
Bank of Ireland (A)	75,850	1,406,366
Irish Life & Permanent plc (A)	40,760	978,027
		2,384,393
Italy - 4.92%
BUZZI UNICEM SpA (A)	30,000	715,117
Banca Popolare di Milano Scarl (A)	50,000	590,174
Banco Popolare di Verona e Novara S.c. a r.l. (A)	38,000	1,005,744
Beni Stabili SpA (A)	300,000	337,926
Fondiaria-SAI S.p.A. (A)	20,000	799,098
UniCredito Italiano S.p.A. (A)	192,500	1,391,530
		4,839,589
Japan - 23.33%
Asatsu-DK Inc. (A)	25,000	872,982
Astellas Pharma Inc. (A)	23,300	884,885
Central Japan Railway Company (A)	57	561,767
Chubu Electric Power Company, Incorporated (A)	20,000	501,274
DENSO CORPORATION (A)	24,000	948,173
East Japan Railway Company (A)	60	444,520
Electric Power Development Co., Ltd. (A)(B)	36,000	1,140,867
Hokuhoku Financial Group, Inc. (A)	124,000	544,673
Honda Motor Co., Ltd. (A)	15,000	929,057
KDDI CORPORATION (A)	180	961,937
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	90	1,376,381
Kubota Corporation (A)	100,000	1,079,014
Mitsubishi Corporation (A)	40,000	910,790
Mitsubishi Estate Co., Ltd. (A)	62,000	1,469,669
Mitsui & Co., Ltd. (A)	66,000	954,392
Mitsui Trust Holdings, Inc. (A)	25,000	365,548
Mizuho Financial Group, Inc. (A)	110	900,000
Nikko Exchange Traded Index (A)	8,410	1,234,705
Nintendo Co., Ltd. (A)	6,000	897,196
Nishi-Nippon City Bank, Ltd. (The) (A)	72,000	392,727
Secom Co., Ltd. (A)	15,000	767,205
Sega Sammy Holdings Inc. (A)	28,900	1,173,679
Sumitomo Mitsui Financial Group, Inc. (A)	60	662,702
Sumitomo Mitsui Financial Group, Inc. (A)(B)	29	320,306
Tokyo Electric Power Company, Incorporated (The) (A)	34,500	860,302
Toyota Motor Corporation (A)	33,000	1,802,804
		22,957,555
Netherlands - 1.41%
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	30,000	1,013,961
Wolters Kluwer nv, Certicaaten Van Aandelen (A)	15,000	374,100
		1,388,061
New Zealand - 0.94%
Fletcher Building Limited (A)	168,070	920,829

Norway - 2.56%
Cermaq ASA (A)(B)*	81,600	1,077,026
Statoil ASA (A)	50,000	1,441,956
		2,518,982
South Korea - 2.25%
Hynix Semiconductor Inc. (A)*	10,000	297,447
iShares MSCI South Korea Index Fund	10,000	466,500
Kyeryong Construction Industrial Co. Ltd (A)	20,000	674,146
Samsung Electronics Co., Ltd. (A)	1,200	778,098
		2,216,191
Spain - 3.48%
Altadis, S.A. (A)	10,000	448,387
Enagas, S.A. (A)	70,000	1,386,970
Fadesa Inmobiliaria, S.A. (A)	24,220	873,197
Repsol YPF, S.A. (A)	25,000	710,148
		3,418,702
Switzerland - 5.12%
Credit Suisse Group, Registered Shares (A)	25,000	1,402,792
Holcim Ltd, Registered Shares (A)	7,750	617,075
Nestle S.A., Registered Shares (A)	3,050	905,419
Swiss Reinsurance Company, Registered Shares (A)	11,000	768,688
Verwaltungs- und Privat-Bank Aktiengesellschaft (A)	3,000	639,742
Zurich Financial Services, Registered Shares (A)*	3,000	704,752
		5,038,468
United Kingdom - 13.79%
BAE SYSTEMS plc (A)	121,750	890,010
BHP Billiton Plc (A)	55,630	1,016,296
Barclays PLC (A)	156,220	1,828,000
British American Tobacco p.l.c. (A)	70,970	1,718,856
Diageo plc (A)	114,510	1,803,487
HSBC Holdings plc (A)	77,000	1,290,981
Royal Bank of Scotland Group plc (The) (A)	53,380	1,737,073
Royal Dutch Shell plc, Class A (A)	57,670	1,801,530
Vedanta Resources plc (A)(B)	25,200	617,336
Vodafone Group Plc (A)	413,260	865,192
		13,568,761

TOTAL COMMON STOCKS AND RIGHT - 90.91%		$89,455,831

(Cost: $70,850,414)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Banks - 3.99%
Lloyds TSB Bank PLC,
4.78%, 4-5-06	$2,000	1,998,938
Rabobank USA Financial Corp. (Rabobank Nederland):
4.83%, 4-3-06	584	583,843
4.84%, 4-3-06	1,345	1,344,638
		3,927,419
Finance Companies - 0.93%
Three Pillars Funding LLC,
4.85%, 4-3-06	916	915,753

Security and Commodity Brokers - 3.05%
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
4.83%, 4-3-06	3,000	2,999,195

TOTAL SHORT-TERM SECURITIES - 7.97%		$7,842,367

(Cost: $7,842,368)

TOTAL INVESTMENT SECURITIES - 98.88%		$97,298,198

(Cost: $78,692,782)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.12%		1,101,313

NET ASSETS - 100.00%		$98,399,511

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definition of this acronym is as follows: ADR - American Depositary Receipts
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $6,323,509 or 6.43% of total net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY INTERNATIONAL VALUE FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $78,693) (Notes 1 and 3)	$97,298
Receivables:
Fund shares sold	1,223
Dividends and interest	386
Investment securities sold	182
Prepaid and other assets	25

Total assets	99,114

LIABILITIES
Payable to Fund shareholders	434
Due to custodian	109
Accrued management fee (Note 2)	77
Accrued shareholder servicing (Note 2)	26
Accrued service fee (Note 2)	22
Accrued distribution fee (Note 2)	19
Accrued accounting services fee (Note 2)	3
Accrued administrative fee (Note 2)	1
Other	23

Total liabilities	714

Total net assets	$98,400

NET ASSETS
Capital paid in (shares authorized - unlimited)	$83,104
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(9)
Accumulated undistributed net realized loss on investment transactions	(3,302)
Net unrealized appreciation in value of investments	18,607

Net assets applicable to outstanding units of capital	$98,400

Net asset value per share (net assets divided by shares outstanding):
Class A	$15.73
Class B	$14.67
Class C	$14.65
Class Y	$15.79
Advisor Class	$15.65
Capital shares outstanding:
Class A	4,300
Class B	1,000
Class C	1,029
Class Y	65
Advisor Class	– *

* Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY INTERNATIONAL VALUE FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $101)	$1,021
Interest and amortization	205

Total income	1,226

Expenses (Note 2):
Investment management fee	597
Distribution fee:
Class A	9
Class B	117
Class C	67
Shareholder servicing:
Class A	96
Class B	47
Class C	26
Class Y	1
Advisor Class	– *
Service fee:
Class A	74
Class B	33
Class C	20
Class Y	1
Registration fees	61
Accounting services fee	35
Audit fees	34
Custodian fees	29
Administrative fee	6
Legal fees	2
Other	28

Total expenses	1,283

Net investment loss	(57)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	8,136
Realized net loss on foreign currency transactions	(1)

Realized net gain on investments	8,135
Unrealized appreciation in value of investments during the period	11,320

Net gain on investments	19,455

Net increase in net assets resulting from operations	$19,398

* Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY INTERNATIONAL VALUE FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(57)	$(152)
Realized net gain on investments	8,135	4,881
Unrealized appreciation	11,320	291

Net increase in net assets resulting from operations	19,398	5,020

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Advisor Class	(–)	(–)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Advisor Class	(–)	(–)

	(–)	(–)

Capital share transactions (Note 5)	34,858	(2,781)

Total increase	54,256	2,239
NET ASSETS
Beginning of period	44,144	41,905

End of period	$98,400	$44,144

Undistributed net investment loss	$(9)	$(7)

(1)See "Financial Highlights" on pages 189 - 196.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$11.61	$10.14	$9.73		$7.65	$9.10		$11.01

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.02)	(0.01)		(0.02)	0.08	(1)	0.07
Net realized and unrealized gain (loss) on investments	4.18	1.49	0.42		2.10	(1.53	)(1)(2)	(1.96	)(2)

Total from investment operations	4.12	1.47	0.41		2.08	(1.45)		(1.89)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.02)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.02)

Net asset value, end of period	$15.73	$11.61	$10.14		$9.73	$7.65		$9.10

Total return(3)	35.49%	14.50%	4.21%		27.19%	-15.93	%(2)	-17.17	%(2)
Net assets, end of period (in millions)	$67	$17	$10		$9	$8		$13
Ratio of expenses to average net assets including reimbursement	1.82%	1.99%	2.16	%(4)	2.28%	1.77%		1.77%
Ratio of net investment income (loss) to average net assets including reimbursement	0.14%	0.09%	-0.41	%(4)	-0.19%	0.91%		0.58%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	2.32%		2.15%
Ratio of net investment income to average net assets excluding reimbursement	NA	NA	NA		NA	0.36%		0.20%
Portfolio turnover rate	90%	106%	23%		148%	48%		39%

(1)Based on average weekly shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$10.91	$9.60	$9.24		$7.32	$8.97		$10.94

Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.08)	(0.03)		(0.08)	0.01 (1)		(0.02)
Net realized and unrealized gain (loss) on investments	3.88	1.39	0.39		2.00	(1.66	)(1)	(1.93)

Total from investment operations	3.76	1.31	0.36		1.92	(1.65)		(1.95)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.02)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.02)

Net asset value, end of period	$14.67	$10.91	$9.60		$9.24	$7.32		$8.97

Total return	34.46%	13.65%	3.90%		26.23%	-18.39%	-17.84%
Net assets, end of period (in millions)	$15	$20	$24		$25	$28		$46
Ratio of expenses to average net assets including reimbursement	2.62%	2.76%	2.91	%(2)	2.95%	2.50%		2.50%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.41%	-0.58%	-1.20	%(2)	-0.82%	0.18%		-0.15%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	3.05%		2.88%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		NA	-0.37%		-0.53%
Portfolio turnover rate	90%	106%	23%		148%	48%		39%

(1)Based on average weekly shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$10.90	$9.59	$9.23		$7.32	$8.97		$10.94

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.07)	(0.03)		(0.08)	0.01 (1)		(0.02)
Net realized and unrealized gain (loss) on investments	3.77	1.38	0.39		1.99	(1.66	)(1)	(1.93)

Total from investment operations	3.75	1.31	0.36		1.91	(1.65)		(1.95)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.02)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.02)

Net asset value, end of period	$14.65	$10.90	$9.59		$9.23	$7.32		$8.97

Total return	34.40%	13.66%	3.90%		26.09%	-18.39%	-17.84%
Net assets, end of period (in millions)	$15	$7	$8		$8	$9		$16
Ratio of expenses to average net assets including reimbursement	2.58%	2.79%	3.01	%(2)	3.01%	2.50%		2.51%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.50%	-0.63%	-1.30	%(2)	-0.82%	0.18%		-0.16%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		NA	3.05%		2.89%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		NA	-0.37%		-0.54%
Portfolio turnover rate	90%	106%	23%		148%	48%		39%

(1)Based on average weekly shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 7-24-03(1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$11.64	$10.15	$9.74		$8.16

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.01)	(0.01)		(0.01)
Net realized and unrealized gain on investments	4.21	1.50	0.42		1.59

Total from investment operations	4.15	1.49	0.41		1.58

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)

Net asset value, end of period	$15.79	$11.64	$10.15		$9.74

Total return	35.65%	14.68%	4.21%		19.36%
Net assets, end of period (in thousands)	$1,025	$294	$145		$125
Ratio of expenses to average net assets	1.72%	1.82%	2.08	%(2)	1.47	%(2)
Ratio of net investment income (loss) to average net assets	0.13%	0.29%	-0.31	%(2)	-0.38	%(2)
Portfolio turnover rate	90%	106%	23%		148	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL VALUE FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended March 31,	For the fiscal period ended	For the fiscal year ended December 31,
2006	2005	3-31-04	2003	2002	2001

Net asset value, beginning of period	$11.52	$10.04	$9.63	$7.54	$9.14	$11.03

Income (loss) from investment operations:
Net investment income (loss)	0.14	(2)	0.03	(2)	(0.00)	0.67	0.10	(2)	0.11
Net realized and unrealized gain (loss) on investments	3.99	(2)	1.45	(2)	0.41	1.42	(1.70	)(2)	(1.98)

Total from investment operations	4.13	1.48	0.41	2.09	(1.60)	(1.87)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.02)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.02)

Net asset value, end of period	$15.65	$11.52	$10.04	$9.63	$7.54	$9.14

Total return	35.85%	14.74%	4.26%	27.72%	-17.51%	-17.03%
Net assets, end of period (in thousands)	$1	$31	$41	$39	$124	$377
Ratio of expenses to average net assets including reimbursement	1.84%	1.91%	1.62	%(3)	2.59%	1.50%	1.47%
Ratio of net investment income to average net assets including reimbursement	1.15%	0.29%	0.11	%(3)	1.43%	1.18%	0.89%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA	NA	2.05%	1.85%
Ratio of net investment income to average net assets excluding reimbursement	NA	NA	NA	NA	0.63%	0.51%
Portfolio turnover rate	90%	106%	23%	148%	48%	39%

(1)See Note 5 to financial statements.
(2)Based on average weekly shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Managers' Discussion of Ivy Mortgage Securities Fund
      March 31, 2006

The Ivy Mortgage Securities Fund is subadvised by Advantus Capital Management, Inc. The following is an interview with Christopher R. Sebald, CFA, and David W. Land, CFA, portfolio managers of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund's 2.24 percent return (Class A shares, before the impact of sales charges) was slightly less than the return of the benchmark. The Lehman Brothers Mortgage-Backed Securities Index (reflecting the performance of issues that generally represent the mortgage-backed securities market) rose 2.68 percent for the fiscal year, while the Lipper U.S. Mortgage Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 2.06 percent for the period. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What factors affected the Fund's performance relative to its benchmark index during the fiscal year?

Mortgages were the best-performing sector of a relatively weak fixed income market over the fiscal year, amid continued monetary tightening by the Federal Reserve. Security selection was the main driver of performance for the Fund, in our view, as it provided a modest level of additional value that partially offset security price declines.

During the fiscal year, we held a higher-than-benchmark position in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). CMBS and ABS securities fared well compared to U.S. Treasuries and the mortgage-backed (MBS) security pass-through market. MBS securities represented more than half of the Fund's portfolio during the fiscal year. Our positioning in MBS was lower than that of the benchmark, and this negatively impacted performance in a significant manner at various times during the year, as MBS securities moved in and out of favor.

What other market conditions or events influenced the Fund's performance during the fiscal year?

For the fiscal year, two-year U.S. Treasury prices declined as yields rose by 104 basis points (1.04 percent). Ten-year U.S. Treasury prices also dropped slightly, with yields rising by 37 basis points (0.37 percent) for the period. Generally speaking, prices of shorter-term government bonds fell amid a substantial narrowing in the difference in interest rates between securities across the yield curve.

Recent economic data indicate that the U.S. economy rebounded strongly from the 1.7 percent gross domestic product (GDP) growth in the fourth calendar quarter of 2005. Manufacturing appears to have been particularly strong, with regional Federal Reserve surveys and the Chicago purchasing managers index both pointing to a pickup in new orders. The most recent consumer data shows some slowing from very strong spending levels. However, consumer confidence levels are high, reflecting a strong job market.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Relative value trading among individual securities in the MBS, ABS and CMBS markets remains our primary strategy.

As rates increased, the portfolio's average duration also increased slightly, from 3.35 years to 3.52 years, paralleling the market-related duration extension of the benchmark. At the start of the fiscal year, about two-thirds of the portfolio was securities maturing in the one- to five-year range. By fiscal year-end, approximately 62.6 percent of the portfolio had maturities in the six- to 10-year range.

What is your outlook for the next 12 months?

We now think the Fed is very close to ending its tightening cycle. Housing is one of the few sectors that is starting to show weakness as borrowing rates increase. Preliminary indications are that GDP growth for the first calendar quarter of 2006 may come in at close to 5 percent. Responding to stronger growth, the Federal Reserve raised the Federal Funds rate to 4.75 percent by fiscal year-end. They also continued to signal that "some further policy firming may be needed."

We remain positive on the performance potential of the non-Treasury sectors in general. We believe that the likely end of the Fed's tightening cycle in 2006 should be positive for credit and spreads as borrowing costs stabilize. We believe that the portfolio's higher-than-benchmark positions in CMBS and ABS could benefit from this change. As the year progresses, we feel that mortgage-backed securities may continue to enjoy strong overseas demand as investors look to both maximize income and seek diversification beyond U.S. Treasury securities.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

Fixed-income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise.

These and other risks are more fully described in the Fund's prospectus.

Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs) are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Mortgage Securities Fund, Class A Shares (1)	$17,105
Lehman Brothers Mortgage-Backed Securities Index	$17,766
Lipper U.S. Mortgage Funds Universe Average	$16,639

		IVY MORTGAGE SECURITIES CLASS A SHARES	LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX	LIPPER U.S. MORTGAGE FUNDS UNIVERSE AVERAGE

SEPT	1996	9,425	10,000	10,000
SEPT	1997	10,402	11,004	10,906
SEPT	1998	11,342	11,954	11,849
SEPT	1999	11,566	12,226	11,948
SEPT	2000	12,456	13,133	12,714
SEPT	2001	14,188	14,754	14,183
SEPT	2002	15,306	15,840	15,187
SEPT	2003	15,951	16,394	15,654
MARCH	2004	16,382	16,865	16,038
MARCH	2005	16,729	17,303	16,303
MARCH	2006	17,105	17,766	16,639

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-06	-3.63%	-2.79%	1.34%	2.26%
5-year period ended 3-31-06	3.77%	–	–	–
10-year period ended 3-31-06	5.79%	–	–	–
Since inception of Class(3) through 3-31-06	–	0.66%	2.04%	2.93%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Mortgage Securities Fund merged into the Ivy Mortgage Securities Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Mortgage Securities Fund Class A shares, restated to reflect current sales charges applicable to Ivy Mortgage Securities Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Mortgage Securities Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY MORTGAGE SECURITIES FUND

Portfolio Highlights

On March 31, 2006, Ivy Mortgage Securities Fund had net assets totaling $279,889,134 invested in a diversified portfolio of:

51.47%	United States Government Bonds
44.57%	Corporate Bonds
3.96%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

United States Government Bonds	$51.47
Corporate Bonds:
Finance Companies	$44.09
Other	$0.48
Cash and Cash Equivalents	$3.96

On March 31, 2006, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	68.21%
AA	10.06%
A	3.70%
BBB	6.86%
BB	3.01%
Non-Rated	4.20%
Cash and Cash Equivalents	3.96%

Ratings reflected in the wheel above are taken from the following sources in order of preference:
Standard & Poor's and Moody's.

The Investments of Ivy Mortgage Securities Fund
March 31, 2006
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Finance Companies - 44.09%
ABFS Mortgage Loan Trust 2001-2,
6.99%, 12-25-31	$1,534	$1,539,611
ABFS Mortgage Loan Trust 2002- 4,
7.423%, 12-15-33	1,485	1,490,107
Asset Securitization Corporation (Interest Only):
1.39147%, 10-13-26 (A)	8,665	260,728
2.34767%, 8-13-29	7,513	551,750
Associates Manufactured Housing Contract Pass-Through Certificates,
7.9%, 3-15-27	1,800	1,854,055
Banc of America Alternative Loan Trust 2004-11,
6.0%, 12-25-34	1,496	1,473,447
Banc of America Alternative Loan Trust 2005-6,
6.0%, 7-25-35	1,079	1,064,312
Banc of America Alternative Loan Trust 2005-8:
5.57203%, 9-25-35	2,117	2,009,921
5.57203%, 9-25-35	420	393,997
Banc of America Alternative Loan Trust 2005-10,
5.66726%, 11-25-35	1,188	1,058,406
Banc of America Alternative Loan Trust 2005-12,
5.80543%, 1-25-36	1,683	1,585,138
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates:
Series 2001-PB1,
6.15%, 5-11-35 (A)	2,000	2,027,982
Series 2002-2,
6.2%, 7-11- 43 (A)	1,200	1,247,682
Series 2003-1,
4.9%, 9-11-36 (A)	1,000	931,218
Banc of America Funding 2004-2 Trust,
6.5%, 7-20-32	1,257	1,258,269
Banc of America Funding Corporation,
5.01139%, 9-20-34	1,515	1,457,787
Banc of America Mortgage 2005-J Trust,
5.1047%, 11-25-35	2,856	2,824,168
Banc of America Mortgage Trust 2004-2:
5.0%, 3-25-19	329	315,734
5.0%, 3-25-19	256	242,019
Banc of America Mortgage Trust 2004-3:
4.875%, 4-25-19	443	421,404
4.875%, 4-25-19	237	221,690
Banc of America Mortgage Trust 2004-7,
5.75%, 8-25-34	1,363	1,336,796
Banc of America Structured Securities Trust 2002-X1 F,
6.274%, 10-11-33 (A)	1,750	1,796,166
Banco Hipotecario Nacional:
7.916%, 7-25-09 (A)	23	582
2.57%, 3-25-11 (A)	10	250
7.54%, 5-31-17 (A)	59	1,783
BankAmerica Manufactured Housing Contract Trust:
7.8%, 10-10-26	2,000	2,030,206
7.015%, 1-10-28	1,448	1,460,646
BlackRock Capital Finance,
7.75%, 9-25-26 (A)	797	798,600
C-Bass Mortgage Loan Asset-Backed Certificates:
Series 2005-CB3,
5.109%, 12-25-34	1,254	1,224,812
Series 2005-CB6,
5.24813%, 7-25-35	590	591,574
CHL Mortgage Pass-Through Trust 2003-28,
4.15%, 8-25-33	1,500	1,381,686
Centex Home Equity Loan Trust 2005-C,
5.048%, 6-25-35	2,301	2,186,182
Charlie Mac Trust 2004-2,
5.0%, 10-25-34	2,642	2,512,810
Chase Mortgage Finance Trust:
Series 2003-S2,
5.0%, 3-25-18	2,233	2,174,890
Series 2003-S11,
5.5%, 10-25-33	1,015	981,126
Collateralized Mortgage Obligation Trust,
5.0%, 7-1-18	42	41,223
Conseco Finance Securitizations Corp.,
6.981%, 6-15-32	1,200	1,207,572
CountryPlace Manufactured Housing Contract Trust 2005-1,
4.8%, 12-15-35 (A)	1,275	1,221,203
Countrywide Home Loans, Inc. Asset-Backed Certificates, Series 2005-10,
4.915%, 2-25-36	5,000	4,775,913
Credit Suisse First Boston Mortgage Securities Corp.,
6.0%, 11-25-18	734	730,254
DLJ Commercial Mortgage Corp. 1998-CG1,
7.37396%, 6-10-31 (A)	1,640	1,774,817
FFCA Secured Lending Corporation:
5.87625%, 2-18-22 (A)	1,500	1,406,559
6.12625%, 2-18-22 (A)	1,000	930,049
First Franklin Mortgage Loan Trust 2004-FFB,
5.7122%, 6-25-24	2,175	2,161,168
GMAC Commerical Mortgage Securities,
5.94%, 7-1-13 (A)	289	288,139
GMAC Commercial Mortgage Securities, Inc.:
Series 2002-C2 Trust,
6.756%, 10-15-38 (A)	1,150	1,222,494
Series 2002-C3 Trust,
5.944%, 7-10-39 (A)	1,700	1,718,533
Global Mortgage Securitization 2005-A Ltd. and Global Mortgage Securitization 2005-A LLC,
5.25%, 4-25-32	857	802,937
Global Mortgage Securitization Ltd. and Global Mortgage Securitization, LLC:
5.25%, 11-25-32 (A)	1,194	1,139,723
5.25%, 11-25-32 (A)	557	535,779
Green Tree Financial Corporation:
7.65%, 4-15-19	980	1,014,150
8.3%, 11-15-19	767	795,431
9.1%, 4-15-25	1,075	1,453,058
9.0%, 6-15-25	1,052	1,364,160
Heller Financial Commercial Mortgage Asset Corp.,
6.75%, 1-17-34 (A)	1,925	1,991,247
Hilton Hotel Pool Trust:
5.14%, 10-3-15 (A)	500	501,531
7.653%, 10-3-15 (A)	1,955	2,023,760
Home Equity Loan Trust 2003-HS2,
5.09%, 7-25-33	1,000	989,408
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
6.2207%, 10-12-37 (A)	2,300	2,361,660
J.P. Morgan Mortgage Trust 2004-A3,
4.31361%, 7-25-34	1,697	1,633,323
J.P. Morgan Mortgage Trust 2005-S2,
5.66582%, 9-25-35	2,299	2,209,440
Lehman ABS Manufactured Housing Contract Trust 2001-B,
5.873%, 5-15-22	1,011	1,007,419
Lehman XS Trust, Series 2005-8,
5.69%, 12-25-35	3,057	3,015,312
MASTR Asset Securitization Trust 2003-10,
5.5%, 11-25-33	1,626	1,576,977
MMCA Auto Owner Trust 2002-2,
4.67%, 3-15-10	811	800,665
MMCA Automobile Trust 2002-1,
5.37%, 1-15-10	605	602,905
Metropolitan Asset Funding, Inc.,
6.98%, 5-20-12 (A)	74	73,679
Mid-State Capital Corporation 2004-1 Trust:
6.005%, 8-15-37	412	415,585
6.497%, 8-15-37	1,498	1,485,489
Mid-State Trust:
7.34%, 7-1-35	1,629	1,682,780
7.4%, 7-1-35	1,538	1,584,518
7.79%, 7-1-35	676	693,000
Money Store Trust 1998-B (The),
4.8987%, 8-15-29	2,013	2,013,215
Multi Security Asset Trust LP, Commercial Mortgage-Backed Securities Pass-Through Certificates Series 2005-RR4:
1.0668%, 11-28-35 (Interest Only) (A)	33,476	1,021,041
5.88%, 11-28-35 (A)	680	628,069
5.88%, 11-28-35 (A)	340	321,781
NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2,
5.0%, 8-20-30 (A)	1,000	927,812
Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series1998-D6,
6.0%, 3-15-30 (A)	1,650	1,664,605
Oakwood Mortgage Investors, Inc.:
8.1%, 10-15-21 (A)	595	598,720
7.375%, 8-15-27	523	529,076
Origen Manufactured Housing Contract Trust 2004-A:
5.7%, 1-15-35	543	528,412
5.91%, 1-15-35	1,600	1,564,345
Origen Manufactured Housing Contract Trust 2004-B,
4.75%, 8-15-21	400	378,528
Origen Manufactured Housing Contract Trust 2005-A,
4.97%, 10-15-21	935	907,973
Origen Manufactured Housing Contract Trust 2005-B:
5.605%, 5-15-22	360	355,228
5.91%, 1-15-37	600	586,742
Paine Webber Mortgage Acceptance Corporation,
7.655%, 1-2-12 (A)	2,450	2,489,835
Prudential Home Mortgage Securities:
6.98002%, 9-28-08 (A)	16	16,201
6.73%, 4-28-24 (A)	5	4,759
8.03944%, 9-28-24 (A)	30	30,052
RALI Series 2003-QS10 Trust,
5.5%, 5-25-33	2,202	2,128,891
RALI Series 2003-QS11 Trust,
5.75%, 6-25-33	2,561	2,477,707
RAMP Series 2005-RS1 Trust,
5.145%, 1-25-35	1,075	1,030,818
RFMSI Series 2004-S5 Trust:
4.5%, 5-25-19	370	347,764
4.5%, 5-25-19	184	170,484
Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD1,
7.75%, 12-25-30	1,793	1,842,018
Sequoia Mortgage Funding Company,
6.38%, 8-28-31 (A)	51	50,448
Structured Asset Mortgage Investments, Inc.:
6.75%, 4-30-30	24	23,640
6.75%, 4-30-30	11	10,845
Structured Asset Securities Corporation:
5.63%, 5-25-34	1,100	1,081,715
6.0%, 6-25-34	2,750	2,716,624
Vanderbilt Mortgage and Finance, Inc.:
7.525%, 7-7-14	26	26,352
7.07%, 12-7-14	240	240,658
7.955%, 12-7-24	1,000	1,035,271
7.525%, 11-7-26	915	930,790
Wachovia Bank Commercial Mortgage Trust (The):
4.942%, 11-15-34 (A)	964	903,619
4.942%, 11-15-34 (A)	306	291,377
Wells Fargo Mortgage Backed Securities 2004-1 Trust (The),
5.5%, 2-25-34	1,677	1,603,481
		123,418,290
Real Estate Investment Trust - 0.27%
Covenant Retirement Communities, Inc.,
7.0%, 6-1-06	750	749,123

Security and Commodity Brokers - 0.21%
Bear Stearns Mortgage Securities Inc.,
8.0%, 11-25-29	590	587,944

TOTAL CORPORATE DEBT SECURITIES - 44.57%		$124,755,357

(Cost: $128,128,496)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.5%, 12-15-18	3,970	3,936,529
5.0%, 6-15-31	2,000	1,901,225
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
6.0%, 4-1-17	1,874	1,896,900
5.5%, 12-1-17	906	900,938
5.5%, 9-1-19	1,833	1,820,753
5.5%, 5-1-20	2,015	2,001,690
5.5%, 6-1-20	1,644	1,633,422
3.5%, 2-15-30	2,000	1,844,808
6.5%, 9-1-32	1,370	1,409,991
5.5%, 5-1-34	1,535	1,505,663
5.5%, 5-1-34	1,157	1,134,724
6.5%, 5-1-34	1,153	1,175,697
5.5%, 10-1-34	1,274	1,247,099
5.5%, 3-1-35	3,775	3,685,344
5.5%, 7-1-35	3,614	3,529,467
5.5%, 10-1-35	1,954	1,910,083
5.0%, 12-1-35	993	944,797
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 1-1-17	1,812	1,804,045
6.0%, 1-1-18	581	589,068
5.5%, 2-1-18	570	567,301
5.5%, 3-1-18	2,689	2,675,823
5.0%, 5-1-18	1,733	1,694,810
5.0%, 10-1-18	1,787	1,746,100
5.5%, 9-1-19	455	452,082
5.5%, 2-1-24	652	643,143
6.0%, 8-1-29	517	518,490
7.0%, 11-1-31	251	259,090
6.5%, 2-1-32	233	239,749
6.5%, 2-1-32	189	194,598
6.5%, 2-1-32	161	165,760
7.0%, 2-1-32	330	341,521
7.0%, 3-1-32	472	488,860
6.5%, 4-1-32	99	101,614
6.5%, 5-1-32	183	187,601
6.5%, 7-1-32	874	898,586
6.0%, 9-1-32	193	193,831
6.0%, 10-1-32	1,212	1,218,902
6.0%, 10-1-32	1,195	1,201,619
6.5%, 10-1-32	89	91,652
6.0%, 11-1-32	1,055	1,061,090
6.0%, 11-1-32	612	615,172
6.0%, 3-1-33	1,592	1,601,028
6.0%, 3-1-33	1,466	1,474,139
6.0%, 3-1-33	1,016	1,019,594
6.0%, 3-1-33	310	311,604
5.5%, 4-1-33	2,003	1,961,245
5.5%, 5-1-33	694	679,281
5.5%, 5-1-33	359	351,381
6.0%, 6-1-33	2,183	2,184,063
5.0%, 11-1-33	1,991	1,900,841
6.0%, 12-1-33	653	655,057
5.0%, 1-1-34	1,940	1,852,368
5.5%, 1-1-34	1,080	1,055,927
5.5%, 1-1-34	839	821,067
5.5%, 2-1-34	3,000	2,927,814
5.0%, 3-1-34	1,141	1,088,962
5.0%, 3-1-34	450	429,565
5.5%, 3-1-34	2,943	2,885,845
5.5%, 4-1-34	2,733	2,672,072
5.5%, 4-1-34	2,392	2,345,386
5.0%, 5-1-34	211	201,351
5.5%, 7-1-34	2,150	2,104,256
6.0%, 8-1-34	753	753,164
5.5%, 9-1-34	1,675	1,639,037
6.0%, 9-1-34	1,217	1,217,481
6.5%, 9-1-34	1,849	1,886,350
5.5%, 10-1-34	2,407	2,353,995
5.5%, 11-1-34	879	859,552
6.0%, 11-1-34	541	541,087
6.5%, 11-1-34	112	114,160
6.0%, 12-1-34	6,320	6,322,353
5.5%, 1-1-35	817	797,618
4.5%, 2-1-35	522	482,571
5.5%, 2-1-35	3,129	3,060,957
5.5%, 2-1-35	2,389	2,337,010
5.5%, 2-1-35	1,410	1,378,074
4.792%, 3-1-35	2,779	2,713,620
6.5%, 3-1-35	1,703	1,741,040
6.0%, 4-1-35	4,690	4,688,537
6.0%, 4-1-35	2,286	2,286,384
6.5%, 5-1-35	4,050	4,125,938
5.176%, 6-1-35	1,365	1,350,713
6.0%, 6-1-35	3,317	3,318,452
4.676%, 7-1-35	1,783	1,750,479
5.0%, 7-1-35	953	907,789
5.5%, 7-1-35	979	955,968
4.5%, 9-1-35	1,177	1,086,534
5.5%, 10-1-35	2,023	1,977,343
5.5%, 10-1-35	1,117	1,091,924
Government National Mortgage Association Agency REMIC/CMO (Interest Only):
1.29915%, 3-16-34	8,759	442,157
1.01972%, 7-16- 40	6,418	265,003
0.35788%, 3-16- 42	21,176	343,319
0.97248%, 6-17- 45	20,382	1,169,119
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
7.875%, 5-15-17	681	696,730
6.25%, 7-15-24	354	365,256
5.5%, 3-16-32	4,575	4,506,490
5.0%, 7-15-34	1,126	1,092,156
5.5%, 12-15-34	2,125	2,106,301
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust:
1995-1 Class 1,
7.20904%, 2-15-25	275	284,607
1995-1 Class 2,
7.7925%, 2-15-25	94	98,479

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 51.47%		$144,060,230

(Cost: $147,831,438)

SHORT-TERM SECURITIES

Banks - 3.24%
Lloyds TSB Bank PLC,
4.78%, 4-5-06	5,000	4,997,345
Rabobank USA Financial Corp. (Rabobank Nederland),
4.83%, 4-3-06	4,052	4,050,913
		9,048,258
Finance Companies - 1.78%
Prudential Funding LLC,
4.73%, 4-24-06	5,000	4,984,890

Health Care - Drugs - 1.13%
Cloverleaf International Holdings S.A. (Merck & Co., Inc.),
4.76%, 4-12-06	3,175	3,170,382

Multiple Industry - 2.86%
Detroit Edison Co.,
4.83%, 4-3-06	8,000	7,997,853

TOTAL SHORT-TERM SECURITIES - 9.01%		$25,201,383

(Cost: $25,201,383)

TOTAL INVESTMENT SECURITIES - 105.05%		$294,016,970

(Cost: $301,161,317)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (5.05%)		(14,127,836)

NET ASSETS - 100.00%		$279,889,134

Notes to Schedule of Investments

Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: CMO - Collateralized Mortgage Obligation; REMIC - Real Estate Mortgage Investment Conduit.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $33,202,483 or 11.86% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY MORTGAGE SECURITIES FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $301,161) (Notes 1 and 3)	$294,017
Receivables:
Investment securities sold	7,141
Interest	1,365
Fund shares sold	1,155
Prepaid and other assets	27

Total assets	303,705

LIABILITIES
Payable for investment securities purchased	22,606
Payable to Fund shareholders	572
Dividends payable	153
Accrued management fee (Note 2)	118
Due to custodian	107
Accrued service fee (Note 2)	77
Accrued shareholder servicing (Note 2)	76
Accrued distribution fee (Note 2)	20
Accrued accounting services fee (Note 2)	8
Other	79

Total liabilities	23,816

Total net assets	$279,889

NET ASSETS
Capital paid in (shares authorized - unlimited)	$287,862
Accumulated undistributed loss:
Accumulated undistributed net investment loss	(– )*
Accumulated undistributed net realized loss on investment transactions	(829)
Net unrealized depreciation in value of investments	(7,144)

Net assets applicable to outstanding units of capital	$279,889

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.44
Class B	$10.44
Class C	$10.44
Class Y	$10.44
Capital shares outstanding:
Class A	23,211
Class B	1,018
Class C	1,806
Class Y	710

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY MORTGAGE SECURITIES FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$14,057

Expenses (Note 2):
Investment management fee	1,264
Shareholder servicing:
Class A	614
Class B	49
Class C	51
Class Y	11
Service fee:
Class A	495
Class B	24
Class C	43
Class Y	17
Distribution fee:
Class A	47
Class B	71
Class C	129
Accounting services fee	93
Custodian fees	34
Audit fees	23
Legal fees	8
Other	170

Total	3,143
Less expenses in excess of contractual limit (Note 2)	(238)

Total expenses	2,905

Net investment income	11,152

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(929)
Realized net gain on futures	168

Realized net loss on investments	(761)
Unrealized depreciation in value of investments during the period	(5,078)

Net loss on investments	(5,839)

Net increase in net assets resulting from operations	$5,313

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY MORTGAGE SECURITIES FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006		2005

INCREASE IN NET ASSETS
Operations:
Net investment income		$11,152	$7,628
Realized net gain (loss) on investments		(761)	333
Unrealized depreciation		(5,078)	(4,568)

Net increase in net assets resulting from operations		5,313	3,393

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A		(9,905)	(7,110)
Class B		(323)	(133)
Class C		(623)	(203)
Class Y		(301)	(170)
Realized gains on investment transactions:
Class A		(–)	(153)
Class B		(–)	(5)
Class C		(–)	(8)
Class Y		(–)	(4)

		(11,152)	(7,786)

Capital share transactions (Note 5)		72,999	76,977

Total increase		67,160	72,584
NET ASSETS
Beginning of period		212,729	140,145

End of period		$279,889	$212,729

Undistributed net investment income (loss)	$	(– )*	$–

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 211 - 215.

See Notes to Financial Statements.

Financial Highlights
      IVY MORTGAGE SECURITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended September 30,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$10.68	$10.96	$10.97		$11.07		$10.99	$10.37

Income (loss) from investment operations:
Net investment income	0.48	0.49	0.25		0.59		0.70	0.73
Net realized and unrealized gain (loss) on investments	(0.24)	(0.27)	0.03		(0.12)		0.11	0.65

Total from investment operations	0.24	0.22	0.28		0.47		0.81	1.38

Less distributions from:
Net investment income	(0.48)	(0.49)	(0.25)		(0.57)		(0.72)	(0.72)
Capital gains	(0.00)	(0.01)	(0.04)		(0.00)		(0.00)	(0.00)
Tax return of capital	(0.00)	(0.00)	(0.00)		(0.00)		(0.01)	(0.04)

Total distributions	(0.48)	(0.50)	(0.29)		(0.57)		(0.73)	(0.76)

Net asset value, end of period	$10.44	$10.68	$10.96		$10.97		$11.07	$10.99

Total return(1)	2.24%	2.12%	2.70%		4.19	%(2)	7.88%	13.90%
Net assets, end of period (in millions)	$243	$188	$134		$91		$67	$42
Ratio of expenses to average net assets including reimbursement	1.05%	0.95%	1.05	%(3)(4)	0.97%		0.95%	0.95%
Ratio of net investment income to average net assets including reimbursement	4.51%	4.59%	4.56	%(3)(4)	5.27%		6.24%	6.75%
Ratio of expenses to average net assets excluding reimbursement	1.16%	1.23%	1.38	%(3)(4)	1.12%		1.21%	1.31%
Ratio of net investment income to average net assets excluding reimbursement	4.40%	4.31%	4.22	%(3)(4)	5.12%		5.98%	6.39%
Portfolio turnover rate	154%	200%	57%		83%		99%	55%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003, would have been 4.28%.
(3)Annualized.
(4)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown reflect a blended rate that includes income and expenses for those Class B and Class C shares before October 1, 2003 up to the time of merger. Expenses for Class A shares before and after the merger were limited to 0.95% of average net assets.

See Notes to Financial Statements.

Financial Highlights
      IVY MORTGAGE SECURITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$10.68	$10.96	$10.87

Income (loss) from investment operations:
Net investment income	0.36	0.37	0.12
Net realized and unrealized gain (loss) on investments	(0.24)	(0.27)	0.13

Total from investment operations	0.12	0.10	0.25

Less distributions from:
Net investment income	(0.36)	(0.37)	(0.12)
Capital gains	(0.00)	(0.01)	(0.04)

Total distributions	(0.36)	(0.38)	(0.16)

Net asset value, end of period	$10.44	$10.68	$10.96

Total return	1.12%	0.92%	2.32%
Net assets, end of period (in millions)	$11	$7	$1
Ratio of expenses to average net assets	2.16%	2.16%	1.89	%(2)
Ratio of net investment income to average net assets	3.41%	3.29%	3.59	%(2)
Portfolio turnover rate	154%	200%	57	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY MORTGAGE SECURITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$10.68	$10.96	$10.87

Income (loss) from investment operations:
Net investment income	0.38	0.38	0.12
Net realized and unrealized gain (loss) on investments	(0.24)	(0.27)	0.13

Total from investment operations	0.14	0.11	0.25

Less distributions from:
Net investment income	(0.38)	(0.38)	(0.12)
Capital gains	(0.00)	(0.01)	(0.04)

Total distributions	(0.38)	(0.39)	(0.16)

Net asset value, end of period	$10.44	$10.68	$10.96

Total return	1.34%	1.05%	2.32%
Net assets, end of period (in millions)	$19	$12	$2
Ratio of expenses to average net assets	1.93%	2.03%	1.86	%(2)
Ratio of net investment income to average net assets	3.63%	3.41%	3.61	%(2)
Portfolio turnover rate	154%	200%	57	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY MORTGAGE SECURITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$10.68	$10.96	$10.87

Income (loss) from investment operations:
Net investment income	0.48	0.48	0.15
Net realized and unrealized gain (loss) on investments	(0.24)	(0.27)	0.13

Total from investment operations	0.24	0.21	0.28

Less distributions from:
Net investment income	(0.48)	(0.48)	(0.15)
Capital gains	(0.00)	(0.01)	(0.04)

Total distributions	(0.48)	(0.49)	(0.19)

Net asset value, end of period	$10.44	$10.68	$10.96

Total return	2.26%	1.95%	2.56%
Net assets, end of period (in millions)	$7	$6	$3
Ratio of expenses to average net assets	1.03%	1.12%	1.09	%(2)
Ratio of net investment income to average net assets	4.53%	4.41%	4.38	%(2)
Portfolio turnover rate	154%	200%	57	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the six months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of Ivy Pacific Opportunities Fund
      March 31, 2006

An interview with Frederick Jiang, CFA, CPA,
portfolio manager of the Ivy Pacific Opportunities Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund had a strong year, returning 36.51 percent (Class A shares before the impact of sales charges). In comparison, the Morgan Stanley Capital International Asia Free (Excluding Japan) Index (the index that generally reflects the performance of the Asian securities markets) rose 32.66 percent for the fiscal year while the Lipper Pacific Ex-Japan Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 35.20 percent for the fiscal year. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

What factors affected the Fund's performance relative to its benchmark index during the fiscal year?

Over the last 12 months, the Fund showed a strong positive return, reflecting the strength of Asian equity markets and our stock selection strategies. We believe that specific stock selection accounted for most of the Fund's positive performance. During the period, our stock selections in China and Hong Kong and nearby countries such as Taiwan and Singapore served us well, as we recorded strong relative returns in those markets. We believe we also benefited from our stock selections in certain sectors such as financials, information technology, energy and materials.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The biggest surprise for Asian equity markets during the fiscal period was that the rising interest rate environment in developed economies did not slow foreign capital into emerging markets, as it often did in previous economic cycles. Liquidity remained abundant in the Asian market throughout the year, so much so that some local markets reported record-high inflows, including South Korea, India and China. These delivered strong positive returns relative to the regional market. Even in markets such as Thailand, Taiwan and Malaysia, where domestic investors were net sellers of stocks, foreign inflows were strong enough to drive up local issues during the fiscal period.

Another surprise was that crude oil prices reached all-time highs in the fiscal year, but only had minimal negative impact on the Asian economy and equity market. Inflation rates remained low in the region despite historically high energy prices. We believe that was primarily because of government subsidies of energy products in some areas and the ongoing deflationary factors of globalization of the world economy.

Over the past 12 months, Asia Pacific markets continued to be heavily influenced by Chinese macroeconomic factors. China managed to grow its economy at an accelerated speed after a relatively soft year in 2004. The reported gross domestic product (GDP) growth rate of 9.9 percent was much higher than market expectations. Strong Chinese demand boosted export growth throughout Asia. In July 2005, the Chinese government ended its currency peg to the U.S. dollar and revalued its currency, the renminbi yuan, by 2.1 percent. This marked the beginning of a gradual foreign exchange liberalization process in China. This event triggered a huge inflow into Asian markets. Most Asian currencies have since appreciated against major world currencies, adding to the positive return of Asian equities in U.S. dollar terms.

The political situation in the region remained relatively stable in the fiscal year, with the exception of Thailand, Philippines and Taiwan, where political uncertainties reduced positive equity returns. Indonesia saw the biggest improvement in the region, as political stability and a more balanced budget helped reduce inflation and interest rates. As a result, Indonesia's equity index gained 37.67 percent in U.S. dollar terms, outperforming regional markets by a large margin.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We focused on selecting companies in the region that we felt would likely benefit from growing demand in China and India. While many investors were worried about overcapacity and the risk of a "hard landing" in the Chinese economy, we continued to believe in the Chinese consumption story, and therefore added more stocks to the Fund's portfolio when the market was weak in October 2005. However, we reduced positions in India and Indonesia when we believed those equity valuations were stretched in these two markets. This strategy did not work well, as strong money inflows pushed stock prices to record highs. We also focused on selecting undervalued stocks where we could identify stock prices that were much lower than intrinsic values. This strategy served us well, as most of the positive portfolio return was derived from individual stock selection during the fiscal year.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the months ahead?

We emphasized the energy, materials and industrials sectors throughout the year, as we believed they would benefit most from the fast-growing Chinese and Indian economies. We underweighted the telecommunication services and utilities sectors, because we believed those sectors were less exposed to strong final demand growth in the region. We also underweighted information technology and the financial sectors early in the period, but subsequently increased weightings in these sectors toward the end of the fiscal year.

We expect regional growth to be healthy in the new fiscal year, so we are likely to continue to focus on sectors that performed well over the last year. On country allocation, we may reduce future positions in China and India because we believe that these two markets have become expensive. We may raise our weightings in Taiwan and South Korea because of low valuations and strong earnings growth momentum. Overall, we remain generally bullish on the Asian market, a belief that we feel has been well supported by fast economic growth, low valuations, high dividend yields and healthy corporate balance sheets relative to other international markets. In addition, we remain bullish on Asian currencies as we believe they are likely to outperform the U.S. dollar once the Federal Reserve stops raising U.S. interest rates. Therefore, we are likely to maintain an unhedged position on our exposure to Asian currencies.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Pacific Opportunities Fund, Class A Shares (1)	$13,706
Morgan Stanley Capital International Asia Free (Excluding Japan) Index	$12,067
Lipper Pacific Ex-Japan Funds Universe Average	$17,212

		IVY PACIFIC OPPORTUNITIES FUND CLASS A SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL ASIA FREE (EX JAPAN) INDEX	LIPPER PACIFIC EX-JAPAN FUNDS UNIVERSE AVERAGE

DEC	1996	9,425	10,000	10,000
DEC	1997	7,357	5,969	6,645
DEC	1998	5,845	5,504	6,364
DEC	1999	8,575	9,064	11,123
DEC	2000	7,010	5,871	7,658
DEC	2001	6,359	5,646	7,820
DEC	2002	5,640	5,176	7,291
DEC	2003	8,621	7,608	10,625
MARCH	2004	9,037	8,205	11,391
MARCH	2005	10,040	9,096	12,731
MARCH	2006	13,706	12,067	17,212

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y	Advisor Class(3)

1-year period ended 3-31-06	28.66%	31.26%	35.51%	36.90%	37.28%
5-year period ended 3-31-06	14.66%	14.42%	14.88%	–	16.05%
10-year period ended 3-31-06	4.27%	3.83%	–	–	–
Since inception of Class(4) through 3-31-06	–	–	3.96%	32.55%	7.99%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Advisor Class shares are no longer available for investment.

(4)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 2-10-98 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY PACIFIC OPPORTUNITIES FUND

Portfolio Highlights

On March 31, 2006, Ivy Pacific Opportunities Fund had net assets totaling $224,025,994 invested in a diversified portfolio of:

93.71%	Foreign Common Stocks
6.29%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Technology Stocks	$19.29
Financial Services Stocks	$15.88
Multi-Industry Stocks	$9.89
Shelter Stocks	$8.52
Energy Stocks	$7.10
Raw Materials Stocks	$6.75
Cash and Cash Equivalents	$6.29
Utilities Stocks	$6.20
Business Equipment and Services Stocks	$5.68
Miscellaneous Stocks	$5.44
Capital Goods Stocks	$5.00
Consumer Nondurables Stocks	$3.96

The Investments of Ivy Pacific Opportunities Fund
March 31, 2006
COMMON STOCKS	Shares	Value

Australia - 5.32%
BHP Billiton Plc (A)	192,600	$3,860,714
Macquarie Bank Limited (A)	35,000	1,620,658
Macquarie Infrastructure Group (A)	600,000	1,636,551
Rio Tinto Limited (A)	48,620	2,744,543
Zinifex Limited (A)*	300,880	2,054,921
		11,917,387
Cayman Islands - 1.72%
China Paradise Electronics Retail Limited (A)(B)*	2,000,000	979,489
Shanda Interactive Entertainment Limited, ADR*	200,000	2,878,000
		3,857,489
China - 11.91%
China Life Insurance Company Limited, H Shares (A)*	2,200,000	2,778,655
China Mobile (Hong Kong) Limited (A)	600,000	3,151,118
China Netcom Group Corporation (Hong Kong) Limited (A)	1,083,000	1,912,207
China Resources Power Holdings Company Limited (A)	1,600,000	1,165,076
China Resources Power Holdings Company Limited (A)(B)	1,000,000	728,173
China Shenhua Energy Company Limited, H Shares (A)(B)*	1,200,000	2,111,056
Heng Tai Consumables Group Limited (A)	10,000,000	1,314,577
NetEase.com, Inc., ADR*	120,000	2,944,200
PetroChina Company Limited, H Shares (A)	1,834,000	1,914,565
PetroChina Company Limited, H Shares (A)(B)	1,526,000	1,593,035
PORTS DESIGN LIMITED (A)	800,000	1,175,386
Sino-Forest Corporation, Class A (A)(B)*	217,000	1,217,066
Tong Ren Tang Technologies Co. Ltd. (A)	700,000	1,443,457
Wah Sang Gas Holdings Limited (A)(C)*	736,000	15,177
ZTE Corporation, H Shares (A)	800,000	3,222,002
		26,685,750
Hong Kong - 12.60%
Advanced Semiconductor Manufacturing Corporation Limited (A)(B)*	5,500,000	1,134,145
Agile Property Holdings Limited (A)(B)*	3,000,000	2,493,830
Beijing Enterprises Holdings Limited (A)	600,000	1,117,390
Cheung Kong (Holdings) Limited (A)	400,000	4,240,155
China Oilfield Services Limited (A)	4,000,000	2,036,306
Chitaly Holdings Limited (A)	1,900,000	942,758
Dah Sing Financial Holdings Limited (A)	261,210	2,056,917
Hunan Nonferrous Metals Corporation Limited (A)(B)*	700,000	257,116
Hutchison Whampoa Limited, Ordinary Shares (A)	333,000	3,053,550
Lee & Man Paper Manufacturing Limited (A)	1,500,000	2,020,196
Lee & Man Paper Manufacturing Limited (A)(B)	400,000	538,719
Panva Gas Holdings Limited (A)*	3,000,000	1,420,903
Regal Hotels International Holdings Limited (A)	24,000,000	1,917,736
Sinolink Worldwide Holdings Limited (A)	10,000,000	3,705,303
Sun Hung Kai Properties Limited (A)	128,000	1,299,936
		28,234,960
India - 4.24%
ICICI Bank Limited, ADR	56,000	1,550,080
Infosys Technologies Limited (A)	45,000	3,014,899
ONGC Videsh Limited (A)	150,000	4,420,281
Patni Computer Systems Limited, ADR*	25,000	511,250
		9,496,510
Indonesia - 1.01%
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk., Series B Shares (A)	2,982,000	2,264,312

Malaysia - 2.80%
Genting Berhad (A)	200,000	1,292,390
IOI Corporation Berhad (A)	535,700	1,934,460
LION DIVERSIFIED HOLDINGS BERHAD (A)	2,000,000	2,400,152
Malaysia International Shipping Corporation Berhad (A)	250,200	638,560
		6,265,562
Singapore - 6.98%
DBS Group Holdings Ltd (A)	266,000	2,683,294
Hongkong Land Holdings Limited	848,300	3,155,676
Keppel Corporation Limited (A)	362,540	3,096,235
Keppel Land Limited (A)	800,000	2,445,772
SembCorp Industries Ltd (A)	1,000,000	2,166,043
Singapore Telecommunications Limited (A)	1,273,000	2,087,725
		15,634,745
South Korea - 24.93%
Cheil Industries Inc. (A)	57,230	2,096,941
Daegu Bank, Ltd. (A)	180,000	3,362,495
Daelim Industrial Co., Ltd. (A)	32,000	2,536,023
Hana Financial Group, Inc. (A)*	81,000	3,834,911
Honam Petrochemical Corp. (A)	24,200	1,469,535
Hynix Semiconductor Inc. (A)*	50,000	1,487,238
iShares MSCI South Korea Index Fund	80,000	3,732,000
Kookmin Bank (A)	88,000	7,599,012
Kumho Electric, Inc. (A)*	15,000	832,133
Kyeryong Construction Industrial Co. Ltd (A)	68,000	2,292,096
LG Chem, Ltd. (A)	48,500	2,203,865
LG.Philips LCD Co., Ltd., ADR*	95,070	2,158,089
Lotte Shopping Co., Ltd., GDR (B)*	100,000	2,018,000
NHN Corporation (A)*	7,000	2,161,383
Phicom Corporation (A)	160,000	1,918,485
SK Corporation (A)	35,000	2,348,703
SK Telecom Co., Ltd. (A)	9,000	1,783,141
Samsung Electronics Co., Ltd. (A)	15,000	9,726,225
Shinsegae Co., Ltd. (A)*	5,000	2,279,745
		55,840,020
Taiwan - 18.06%
ASE Test Limited (A)*	300,000	2,713,500
Asustek Computer Inc. (A)	580,000	1,572,469
Cathay Financial Holding Co., Ltd. (A)	1,680,000	3,001,987
Cheng Shin Rubber Industry Co., Ltd. (A)	1,200,000	876,196
Chunghwa Telecom Co., Ltd., ADR	137,000	2,683,830
Far Eastern Textile Ltd. (A)	2,700,000	1,892,416
Formosa Plastics Corporation (A)	1,479,000	2,305,633
Foxconn Technology Co., Ltd. (A)	384,000	2,442,996
Himax Technologies, Inc., ADR*	200,000	1,750,000
Hon Hai Precision Ind. Co., Ltd. (A)	560,000	3,467,813
MediaTek Incorporation (A)	270,000	3,123,527
Quanta Computer Inc. (A)	1,359,305	2,232,110
TSRC Corporation (A)	1,301,000	839,717
Taiwan Fertilizer Co., Ltd. (A)	2,000,000	2,403,069
Taiwan Semiconductor Manufacturing Company Ltd. (A)	2,314,227	4,577,334
Wistron Corporation (A)*	1,397,000	1,674,238
ZyXEL Communications Corporation (A)	1,740,000	2,910,855
		40,467,690
Thailand - 3.29%
Bangkok Bank Public Company Limited (A)	824,000	2,458,752
LAND AND HOUSES PUBLIC COMPANY LIMITED (A)	3,405,700	735,894
PTT Public Company Limited (A)	315,000	1,896,077
Thai Oil Public Company Limited (A)	1,000,000	1,697,749
Thai Oil Public Company Limited (A)(B)	350,000	594,212
		7,382,684
United Kingdom - 0.85%
Standard Chartered PLC (A)	75,000	1,894,537

TOTAL COMMON STOCKS - 93.71%		$209,941,646

(Cost: $170,813,859)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aircraft - 0.45%
United Technologies Corporation,
4.75%, 4-21-06	$1,000	997,361

Banks - 3.51%
Lloyds TSB Bank PLC,
4.78%, 4-5-06	4,000	3,997,875
Rabobank USA Financial Corp. (Rabobank Nederland),
4.83%, 4-3-06	3,867	3,865,962
		7,863,837
Health Care - Drugs - 1.34%
Cloverleaf International Holdings S.A. (Merck & Co., Inc.),
4.76%, 4-12-06	3,000	2,995,637

Security and Commodity Brokers - 1.56%
UBS Finance Delaware LLC (UBS AG),
4.83%, 4-3-06	3,504	3,503,060

TOTAL SHORT-TERM SECURITIES - 6.86%		$15,359,895

(Cost: $15,359,895)

TOTAL INVESTMENT SECURITIES - 100.57%		$225,301,541

(Cost: $186,173,754)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.57%)		(1,275,547)

NET ASSETS - 100.00%		$224,025,994

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; GDR - Global Depositary Receipts.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the total value of these securities amounted to $13,664,841 or 6.10% of net assets.
(C)Security valued in good faith by the Valuation Committee appointed by the Board of Trustees.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY PACIFIC OPPORTUNITIES FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $186,174) (Notes 1 and 3)	$225,302
Cash denominated in foreign currencies (cost - $2,836)	2,848
Cash	50
Receivables:
Fund shares sold	1,764
Dividends and interest	954
Prepaid and other assets	24

Total assets	230,942

LIABILITIES
Payable for investment securities purchased	6,054
Payable to Fund shareholders	279
Accrued management fee (Note 2)	174
Accrued shareholder servicing (Note 2)	74
Accrued service fee (Note 2)	43
Accrued distribution fee (Note 2)	19
Accrued accounting services fee (Note 2)	6
Accrued administrative fee (Note 2)	2
Other	265

Total liabilities	6,916

Total net assets	$224,026

NET ASSETS
Capital paid in (shares authorized - unlimited)	$179,465
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(244)
Accumulated undistributed net realized gain on investment transactions	5,773
Net unrealized appreciation in value of investments	39,032

Net assets applicable to outstanding units of capital	$224,026

Net asset value per share (net assets divided by shares outstanding):
Class A	$14.32
Class B	$13.29
Class C	$13.45
Class Y	$14.41
Advisor Class	$14.01
Capital shares outstanding:
Class A	13,310
Class B	835
Class C	1,371
Class Y	263
Advisor Class	6

See Notes to Financial Statements.

Statement of Operations
      IVY PACIFIC OPPORTUNITIES FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $346)	$2,636
Interest and amortization	190

Total income	2,826

Expenses (Note 2):
Investment management fee	1,281
Shareholder servicing:
Class A	452
Class B	51
Class C	51
Class Y	3
Advisor Class	–	*
Service fee:
Class A	215
Class B	16
Class C	27
Class Y	5
Distribution fee:
Class A	53
Class B	58
Class C	82
Custodian fee	156
Accounting services fee	50
Audit fees	18
Administrative fee	13
Legal fees	4
Other	120

Total expenses	2,655

Net investment income	171

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	10,774
Realized net loss on foreign currency transactions	(331)

Realized net gain on investments	10,443
Unrealized appreciation in value of investments during the period	32,645

Net gain on investments	43,088

Net increase in net assets resulting from operations	$43,259

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY PACIFIC OPPORTUNITIES FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$171	$(495)
Realized net gain on investments	10,443	4,068
Unrealized appreciation	32,645	2,652

Net increase in net assets resulting from operations	43,259	6,225

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(427)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(14)	(–)
Advisor Class	(1)	(–)
Realized gains on investment transactions:
Class A	(977)	(–)
Class B	(71)	(–)
Class C	(102)	(–)
Class Y	(19)	(–)
Advisor Class	(1)	(–)

	(1,612)	(–)

Capital share transactions (Note 5)	103,589	34,230

Total increase	145,236	40,455
NET ASSETS
Beginning of period	78,790	38,335

End of period	$224,026	$78,790

Undistributed net investment loss	$(244)	$(4)

(1)See "Financial Highlights" on pages 227 - 235.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$10.61	$9.55	$9.11		$5.96		$6.72	$7.42

Income (loss) from investment operations:
Net investment income (loss)	0.02 (1)	(0.07)	0.00		(0.02)		0.01 (1)	(0.03	)(1)
Net realized and unrealized gain (loss) on investments	3.83 (1)	1.13	0.44		3.17	(0.77	)(2)	(0.66	)(2)

Total from investment operations	3.85	1.06	0.44		3.15	(0.76)		(0.69)

Less distributions from:
Net investment income	(0.04)	(0.00)	(0.00)		(0.00)	(0.00)		(0.01)
Capital gains	(0.10)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.14)	(0.00)	(0.00)		(0.00)	(0.00)		(0.01)

Net asset value, end of period	$14.32	$10.61	$9.55		$9.11		$5.96	$6.72

Total return(3)	36.51%	11.10%	4.83%		52.85%	-11.31	%(2)	-9.29	(2)
Net assets, end of period (in millions)	$191	$64	$29		$18		$5	$6
Ratio of expenses to ave reimbursement	1.95%	2.22%	2.07	%(4)	2.64%		2.21%	2.21%
Ratio of net investment income (loss) to average net assets including reimbursement	0.24%	-0.80%	-1.07	%(4)	-0.39%		0.20%	-0.49%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		2.73%		3.52%	3.57%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		-0.48%	-1.11%		-1.85%
Portfolio turnover rate	87%	87%	61%		187%		16%	82%

(1)Based on average shares outstanding.
(2)Includes redemption fees added to capital.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the fiscal period ended		For the fiscal year ended December 31,
	2006		2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$9.91		$9.01	$8.61		$5.75	$6.56		$7.33

Income (loss) from investment operations:
Net investment loss	(0.06	)(1)	(0.13)	(0.04)		(0.06)	(0.04	) (1)	(0.08	)(1)
Net realized and unrealized gain (loss) on investments	3.54	(1)	1.03	0.44		2.92	(0.77)		(0.68)

Total from investment operations	3.48		0.90	0.40		2.86	(0.81)		(0.76)

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.01)
Capital gains	(0.10)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.10)		(0.00)	(0.00)		(0.00)	(0.00)		(0.01)

Net asset value, end of period	$13.29		$9.91	$9.01		$8.61	$5.75		$6.56

Total return	35.26%		9.99%	4.65%		49.74%	-12.35%		-10.35%
Net assets, end of period (in millions)	$11		$6	$6		$6	$3		$4
Ratio of expenses to average net assets including reimbursement	2.91%		3.06%	2.86	%(2)	3.46%	2.96%		2.95%
Ratio of net investment loss to average net assets including reimbursement	-0.51%		-1.57%	-1.92	%(2)	-1.15%	-0.55%		-1.22%
Ratio of expenses to average net assets excluding reimbursement	NA		NA	NA		3.55%	4.27%		4.31%
Ratio of net investment loss to average net assets excluding reimbursement	NA		NA	NA		-1.24%	-1.86%		-2.58%
Portfolio turnover rate	87%		87%	61%		187%	16%		82%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the fiscal period ended		For the fiscal year ended December 31,
	2006		2005	3-31-04		2003	2002		2001

Net asset value, beginning of period	$10.01		$9.09	$8.68		$5.75	$6.55		$7.31

Income (loss) from investment operations:
Net investment loss	(0.06	)(1)	(0.09)	(0.02)		(0.05)	(0.03	)(1)	(0.08	)(1)
Net realized and unrealized gain (loss) on investments	3.60	(1)	1.01	0.43		2.98	(0.77)		(0.67)

Total from investment operations	3.54		0.92	0.41		2.93	(0.80)		(0.75)

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)		(0.01)
Capital gains	(0.10)		(0.00)	(0.00)		(0.00)	(0.00)		(0.00)

Total distributions	(0.10)		(0.00)	(0.00)		(0.00)	(0.00)		(0.01)

Net asset value, end of period	$13.45		$10.01	$9.09		$8.68	$5.75		$6.55

Total return	35.51%		10.12%	4.72%		50.96%	-12.21%		-10.25%
Net assets, end of period (in millions)	$18		$7	$3		$2	$1		$1
Ratio of expenses to average net assets including reimbursement	2.75%		3.06%	2.57	%(2)	3.48%	2.94%		2.90%
Ratio of net investment loss to average net assets including reimbursement	-0.50%		-1.68%	-1.59	%(2)	-1.14%	-0.53%		-1.18%
Ratio of expenses to average net assets excluding reimbursement	NA		NA	NA		3.57%	4.25%		4.26%
Ratio of net investment loss to average net assets excluding reimbursement	NA		NA	NA		-1.23%	-1.84%		-2.54%
Portfolio turnover rate	87%		87%	61%		187%	16%		82%

(1)Based on average shares outstanding.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the period from 7-24-03(1) to
	2006	2005	3-31-04		12-31-03

Net asset value, beginning of period	$10.67	$9.58	$9.13		$6.85

Income (loss) from investment operations:
Net investment income (loss)	0.04 (2)	(0.04)	(0.00)		(0.01)
Net realized and unrealized gain on investments	3.87 (2)	1.13	0.45		2.29

Total from investment operations	3.91	1.09	0.45		2.28

Less distributions from:
Net investment income	(0.07)	(0.00)	(0.00)		(0.00)
Capital gains	(0.10)	(0.00)	(0.00)		(0.00)

Total distributions	(0.17)	(0.00)	(0.00)		(0.00)

Net asset value, end of period	$14.41	$10.67	$9.58		$9.13

Total return	36.90%	11.38%	4.93%		33.28%
Net assets, end of period (in thousands)	$3,790	$1,100	$707		$497
Ratio of expenses to average net assets including reimbursement	1.68%	1.88%	1.64	%(3)	2.01	%(3)
Ratio of net investment income (loss) to average net assets including reimbursement	0.46%	-0.47%	-0.68	%(3)	-0.40	%(3)
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		2.18	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		-0.57	%(3)
Portfolio turnover rate	87%	87%	61%		187	%(4)

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4)For the 12 months ended December 31, 2003.

See Notes to Financial Statements.

Financial Highlights
      IVY PACIFIC OPPORTUNITIES FUND
      Advisor Class Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended December 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$10.38	$9.28	$8.85		$5.81	$6.59	$7.30

Income (loss) from investment operations:
Net investment income (loss)	0.14 (2)	(0.01)	(0.01)		(0.01)	0.04 (2)	(0.02	)(2)
Net realized and unrealized gain (loss) on investments	3.70 (2)	1.11	0.44		3.05	(0.82)	(0.68)

Total from investment operations	3.84	1.10	0.43		3.04	(0.78)	(0.70)

Less distributions from:
Net investment income	(0.11)	(0.00)	(0.00)		(0.00)	(0.00)	(0.01)
Capital gains	(0.10)	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)

Total distributions	(0.21)	(0.00)	(0.00)		(0.00)	(0.00)	(0.01)

Net asset value, end of period	$14.01	$10.38	$9.28		$8.85	$5.81	$6.59

Total return	37.28%	11.85%	4.86%		52.32%	-11.84%	-9.58%
Net assets, end of period (in thousands)	$76	$64	$58		$55	$34	$3
Ratio of expenses to average net assets including reimbursement	1.42%	1.56%	1.82	%(3)	2.49%	1.74%	2.03%
Ratio of net investment income (loss) to average net assets including reimbursement	1.12%	-0.06%	-0.88	%(3)	-0.09%	0.67%	-0.31%
Ratio of expenses to average net assets excluding reimbursement	NA	NA	NA		2.65%	3.05%	3.39%
Ratio of net investment loss to average net assets excluding reimbursement	NA	NA	NA		-0.25%	-0.64%	-1.67%
Portfolio turnover rate	87%	87%	61%		187%	16%	82%

(1)See Note 5 to financial statements.
(2)Based on average shares outstanding.
(3)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Ivy Real Estate Securities Fund
      March 31, 2006

The Ivy Real Estate Securities Fund is subadvised by Advantus Capital Management, Inc. The following is an interview with Joseph R. Betlej, CFA, portfolio manager of the Fund.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund's 33.53 percent return (Class A shares, before the impact of sales charges) underperformed the Fund's benchmark. The Dow Jones Wilshire Real Estate Securities Index (reflecting the performance of issues that generally represent the real estate securities market) rose 40.61 percent for the period.

The Fund's performance for the fiscal year was also lower than the average of its mutual fund peer group. The Lipper Real Estate Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 36.73 percent for the period. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

Why did the Fund underperform its benchmark index during the fiscal year?

Portfolio positioning largely was the primary source behind the underperformance for the past fiscal year, in our view. We were concerned that the U.S. economy might weaken due to a faltering single-family housing market, higher interest rates, a weakening consumer, and effects of the hurricanes, and so introduced a heavy value focus to the portfolio. The economy, however, remained quite resilient, delivering above-consensus gross domestic product (GDP) results.

This strength translated into strong fundamental improvement for real estate companies. During the year, we began to see companies make strides in increasing occupancy and also saw some evidence of rental rate improvement. Momentum built up in high multiple, high growth real estate stocks. Historically, the Fund has tended to underperform in times of rapid price appreciation.

Additionally, our performance was negatively affected by two disappointing stocks. The Mills Corporation announced that they would have to restate earnings, because their over-ambitious development pipeline generated numerous issues for the company. And, Education Realty Trust disappointed with poor relative operating performance and questionable acquisitions.

What other market conditions or events influenced the Fund's return during the fiscal year?

The real estate sector was heavily influenced by the flow of investment capital. As investors recognized the positive attributes of owning real estate - a good source of current income, hard assets and portfolio diversification - money flowed into both the public and private market for real estate. Merger and acquisition activity was at a very high level in the real estate sector, as private market investors felt they could acquire large portfolios of assets in the public market cheaper than they could assemble that portfolio in the direct real estate market. This high level of activity pushed return expectations lower and valuations higher for real estate.

What strategies and techniques did you employ that specifically affected Fund performance?

As the improving economy began to favor real estate stocks, the Fund increased its exposure to companies that we felt possessed stronger prospects for earnings growth, particularly those companies with the ability to find that growth through rental rates. Property types such as hotels, apartments and industrial companies had the best prospects for improved fundamentals, in our opinion, and were emphasized. Historically, apartments have performed better than other types of real estate in a rising interest rate environment because demand for rentals increases as mortgage costs rise, allowing landlords more latitude to raise rents.

Additionally, we emphasized what we saw as supply-constrained markets, such as the New York metropolitan area, Washington, D.C., and Southern California. Demand created by solid economic growth and highly occupied real estate markets translated into improved rental rate conditions. Supply is constrained in these markets because of high building costs, limited space and regulatory obstacles.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

With the improvement in the overall real estate markets and the rise in interest rates, the Fund reduced its exposure over the year to interest rate-sensitive stocks - commercial mortgage real estate investment trusts, net lease companies and homebuilders. We believe that the ability to find investments that provide adequate return over a company's cost of capital is becoming increasingly difficult for these companies, especially those using higher levels of leverage. Dividends became relatively less valuable, versus rental growth, in the more optimistic environment.

The Fund continues to focus on what we believe are growth-oriented companies with value characteristics. We remain concerned about the positive market momentum that appears to be stretching valuations beyond historic precedents. We believe that core operating performance at each firm likely will be a key determinant in stock performance in the coming year.

After several strong years of property price appreciation, we feel that the level of returns generated by real estate stocks is unsustainable. We feel that real estate, at its essence, is a slower, steady growth business. We feel that much of the price appreciation over the last five years has been due to recognition of the attributes inherent in this investment. The easy money, however, has been made, in our opinion. We anticipate that returns may be much more in line with earnings growth in the months ahead. Short-term volatility could also be present, in our opinion, due to recent strong moves in asset pricing of this group.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Risks associated with real estate securities include rental income fluctuation, depreciation, property tax value changes and regional economic changes. Real estate securities and property are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Real Estate Securities Fund, Class A Shares (1)	$32,595
Dow Jones Wilshire Real Estate Securities Index (2)	$35,870
Lipper Real Estate Funds Universe Average (2)	$34,082

		IVY REAL ESTATE SECURITIES CLASS A SHARES	DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX	LIPPER REAL ESTATE FUNDS UNIVERSE AVERAGE

Inception	2/25/99	9,425	10,000	10,000
JULY	1999	9,965	10,582	10,631
JULY	2000	11,448	12,525	12,317
JULY	2001	12,488	14,028	13,664
JULY	2002	14,025	15,283	15,150
JULY	2003	16,781	17,752	17,614
MARCH	2004	21,778	22,712	22,609
MARCH	2005	24,411	25,510	24,926
MARCH	2006	32,595	35,870	34,082

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of February 28, 1999.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y	Class R

1-year period ended 3-31-06	25.85%	28.19%	32.38%	33.86%	–
5-year period ended 3-31-06	21.76%	–	–	–	–
10-year period ended 3-31-06	–	–	–	–	–
Cumulative return since inception of Class(4) through 3-31-06	–	–	–	–	12.59%
Since inception of Class(4) through 3-31-06	18.11%	24.11%	25.37%	26.66%	–

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares and Class R shares are not subject to sales charges.

(4)2-25-99 for Class A shares and 12-8-03 for Class B, Class C and Class Y shares and 12-29-05 for
Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Real Estate Securities Fund merged into the Ivy Real Estate Securities Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Real Estate Securities Fund Class A shares, restated to reflect current sales charges applicable to Ivy Real Estate Securities Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Real Estate Securities Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY REAL ESTATE SECURITIES FUND

Portfolio Highlights

On March 31, 2006, Ivy Real Estate Securities Fund had net assets totaling $503,616,037 invested in a diversified portfolio of:

97.71%	Common Stocks
2.29%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Shelter Stocks	$84.83
Consumer Services Stocks	$8.10
Business Equipment and Services Stocks	$3.69
Cash and Cash Equivalents	$2.29
Multi-Industry Stocks	$1.09

The Investments of Ivy Real Estate Securities Fund
March 31, 2006
COMMON STOCKS	Shares	Value

Business Equipment and Services - 3.69%
Brookfield Properties Corporation	544,400	$18,591,260

Homebuilders, Mobile Homes - 0.50%
Centex Corporation	12,300	762,477
Lennar Corporation	14,800	893,624
Toll Brothers, Inc.*	25,400	879,602
		2,535,703
Hotels and Gaming - 8.10%
Hilton Hotels Corporation	446,600	11,370,436
Marriott International, Inc., Class A	79,700	5,467,420
Starwood Hotels & Resorts Worldwide, Inc.	353,300	23,929,009
		40,766,865
Multiple Industry - 1.09%
Forest City Enterprises, Inc., Class A	116,878	5,510,798

Real Estate Investment Trust - 84.33%
AMB Property Corporation	96,200	5,220,774
Alexandria Real Estate Equities, Inc.	51,700	4,928,561
American Campus Communities, Inc.	218,800	5,669,108
Archstone-Smith Trust	170,100	8,295,777
AvalonBay Communities, Inc.	106,200	11,586,420
BioMed Realty Trust, Inc.	366,412	10,860,452
Boston Properties, Inc.	121,800	11,357,850
Brandywine Realty Trust	388,300	12,332,408
CBL & Associates Properties, Inc.	135,100	5,734,995
Camden Property Trust	205,400	14,799,070
Columbia Equity Trust, Inc.	125,000	2,197,500
Cousins Properties Incorporated	109,000	3,643,870
Developers Diversified Realty Corporation	288,500	15,795,375
DiamondRock Hospitality Company	264,200	3,648,602
Duke Realty Corporation	224,500	8,519,775
Equity Lifestyle Properties, Inc.	52,900	2,631,775
Equity One, Inc.	282,600	6,940,656
Equity Residential	461,100	21,574,869
Essex Property Trust, Inc.	28,000	3,044,440
First Industrial Realty Trust, Inc.	174,400	7,445,136
First Potomac Realty Trust	65,400	1,847,550
General Growth Properties, Inc.	344,140	16,818,122
Gramercy Capital Corp.	109,300	2,724,849
Hersha Hospitality Trust	58,700	574,673
Home Properties, Inc.	86,100	4,399,710
Host Marriott Corporation	402,000	8,602,800
Innkeepers USA Trust	100,100	1,696,695
Kilroy Realty Corporation	28,600	2,209,636
Kimco Realty Corporation	435,200	17,686,528
Kite Realty Group Trust	512,200	8,169,590
Liberty Property Trust	131,000	6,177,960
Macerich Company (The)	119,000	8,800,050
Mack-Cali Realty Corporation	88,300	4,238,400
Maguire Properties, Inc.	184,700	6,741,550
Mills Corporation (The)	134,800	3,774,400
Newcastle Investment Corp.	110,500	2,643,160
NorthStar Realty Finance Corp.	219,800	2,406,810
Pan Pacific Retail Properties, Inc.	31,600	2,240,440
ProLogis	618,765	33,103,927
Public Storage, Inc.	124,000	10,072,520
Reckson Associates Realty Corp.	106,200	4,866,084
Regency Centers Corporation	84,900	5,704,431
Republic Property Trust	133,900	1,576,003
SL Green Realty Corp.	38,600	3,917,900
Simon Property Group, Inc.	345,400	29,061,956
Spirit Finance Corporation	325,700	3,973,540
Strategic Hotels & Resorts, Inc.	257,300	5,989,944
Sunstone Hotel Investors, Inc.	240,100	6,955,697
Trizec Properties, Inc.	534,400	13,750,112
U-Store-It Trust	206,300	4,156,945
United Dominion Realty Trust, Inc.	374,242	10,680,866
Ventas, Inc.	159,800	5,302,164
Vornado Realty Trust	165,200	15,859,200
Weingarten Realty Investors	42,900	1,748,175
		424,699,800

TOTAL COMMON STOCKS - 97.71%		$492,104,426

(Cost: $358,549,331)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Banks - 0.76%
Rabobank USA Financial Corp. (Rabobank Nederland),
4.83%, 4-3-06	$3,837	3,835,971

Health Care - Drugs - 0.40%
Cloverleaf International Holdings S.A. (Merck & Co., Inc.),
4.76%, 4-12-06	2,000	1,997,091

Mining - 0.63%
BHP Billiton Finance (USA) Limited (BHP Billiton Limited),
4.83%, 4-3-06	3,175	3,174,148

TOTAL SHORT-TERM SECURITIES - 1.79%		$9,007,210

(Cost: $9,007,210)

TOTAL INVESTMENT SECURITIES - 99.50%		$501,111,636

(Cost: $367,556,541)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.50%		2,504,401

NET ASSETS - 100.00%		$503,616,037

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY REAL ESTATE SECURITIES FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $367,557) (Notes 1 and 3)	$501,112
Receivables:
Investment securities sold	1,851
Dividends and interest	1,780
Fund shares sold	1,736
Prepaid and other assets	35

Total assets	506,514

LIABILITIES
Payable for investment securities purchased	1,738
Payable to Fund shareholders	437
Accrued management fee (Note 2)	370
Accrued shareholder servicing (Note 2)	122
Accrued service fee (Note 2)	102
Due to custodian	50
Accrued distribution fee (Note 2)	22
Accrued accounting services fee (Note 2)	12
Other	45

Total liabilities	2,898

Total net assets	$503,616

NET ASSETS
Capital paid in (shares authorized - unlimited)	$363,532
Accumulated undistributed income:
Accumulated undistributed net investment income	298
Accumulated undistributed net realized gain on investment transactions	6,231
Net unrealized appreciation in value of investments	133,555

Net assets applicable to outstanding units of capital	$503,616

Net asset value per share (net assets divided by shares outstanding):
Class A	$23.11
Class B	$23.00
Class C	$23.04
Class Y	$23.12
Class R	$23.11
Capital shares outstanding:
Class A	11,081
Class B	645
Class C	725
Class Y	9,336
Class R	5

See Notes to Financial Statements.

Statement of Operations
      IVY REAL ESTATE SECURITIES FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $37)	$10,336
Interest and amortization	206

Total income	10,542

Expenses (Note 2):
Investment management fee	3,643
Shareholder servicing:
Class A	754
Class B	80
Class C	61
Class Y	274
Class R	–	*
Service fee:
Class A	400
Class B	32
Class C	34
Class Y	454
Class R	–	*
Distribution fee:
Class A	93
Class B	94
Class C	101
Class R	–	*
Accounting services fee	126
Custodian fees	28
Audit fees	23
Legal fees	15
Other	210

Total expenses	6,422

Net investment income	4,120

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	16,076
Realized net gain on foreign currency transactions	–	*

Realized net gain on investments	16,076
Unrealized appreciation in value of investments during the period	95,208

Net gain on investments	111,284

Net increase in net assets resulting from operations	$115,404

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY REAL ESTATE SECURITIES FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$4,120		$2,657
Realized net gain on investments	16,076		13,738
Unrealized appreciation	95,208		9,265

Net increase in net assets resulting from operations	115,404		25,660

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(1,724)		(1,366)
Class B	(4)		(33)
Class C	(16)		(58)
Class Y	(2,078)		(1,924)
Class R	(– )*		NA
Realized gains on investment transactions:
Class A	(7,984)		(4,340)
Class B	(494)		(275)
Class C	(541)		(308)
Class Y	(6,941)		(4,922)
Class R	(–)		NA

	(19,782)		(13,226)

Capital share transactions (Note 5)	85,348		171,568

Total increase	180,970		184,002
NET ASSETS
Beginning of period	322,646		138,644

End of period	$503,616		$322,646

Undistributed net investment income (loss)	$298	$	(– )*

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 243 - 248.

See Notes to Financial Statements.

Financial Highlights
      IVY REAL ESTATE SECURITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended July 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$18.13	$16.99	$13.42		$11.93	$11.67	$11.23

Income from investment operations:
Net investment income	0.15	0.15 (1)	0.62		0.48	0.32	0.51
Net realized and unrealized gain on investments	5.81	1.93 (1)	3.38		1.72	1.01	0.47

Total from investment operations	5.96	2.08	4.00		2.20	1.33	0.98

Less distributions from:
Net investment income	(0.18)	(0.25)	(0.24)		(0.48)	(0.28)	(0.54)
Capital gains	(0.80)	(0.69)	(0.19)		(0.23)	(0.79)	(0.00)

Total distributions	(0.98)	(0.94)	(0.43)		(0.71)	(1.07)	(0.54)

Net asset value, end of period	$23.11	$18.13	$16.99		$13.42	$11.93	$11.67

Total return(2)	33.53%	12.09%	29.78%		19.65%	12.31%	9.10%
Net assets, end of period (in millions)	$256	$155	$44		$60	$32	$17
Ratio of expenses to average net assets including voluntary expense waiver	1.64%	1.67%	1.48	%(3)(4)	1.46%	1.50%	1.50%
Ratio of net investment income to average net assets including voluntary expense waiver	0.91%	0.95%	4.35	%(3)(4)	2.95%	2.83%	4.29%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	NA	1.49	%(3)(4)	1.46%	1.69%	1.99%
Ratio of net investment income to average net assets excluding voluntary expense waiver	NA	NA	4.34	%(3)(4)	2.95%	2.64%	3.81%
Portfolio turnover rate	35%	48%	35%		48%	101%	173%

(1)Based on average weekly shares outstanding.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY REAL ESTATE SECURITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 12-8-03(1) to
	2006	2005		3-31-04

Net asset value, beginning of period	$18.08	$16.97		$15.18

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.07	)(2)	0.07
Net realized and unrealized gain on investments	5.72	1.95	(2)	2.08

Total from investment operations	5.73	1.88		2.15

Less distributions from:
Net investment income	(0.01)	(0.08)		(0.17)
Capital gains	(0.80)	(0.69)		(0.19)

Total distributions	(0.81)	(0.77)		(0.36)

Net asset value, end of period	$23.00	$18.08		$16.97

Total return	32.19%	10.91%		14.46%
Net assets, end of period (in millions)	$15	$10		$2
Ratio of expenses to average net assets	2.66%	2.73%		3.02	%(3)
Ratio of net investment income (loss) to average net assets	0.01%	-0.24%		-5.40	%(3)
Portfolio turnover rate	35%	48%		35	%(4)

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY REAL ESTATE SECURITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$18.10	$16.99	$15.18

Income from investment operations:
Net investment income	0.03	0.12	0.08
Net realized and unrealized gain on investments	5.73	1.82	2.09

Total from investment operations	5.76	1.94	2.17

Less distributions from:
Net investment income	(0.02)	(0.14)	(0.17)
Capital gains	(0.80)	(0.69)	(0.19)

Total distributions	(0.82)	(0.83)	(0.36)

Net asset value, end of period	$23.04	$18.10	$16.99

Total return	32.38%	11.21%	14.59%
Net assets, end of period (in millions)	$17	$10	$2
Ratio of expenses to average net assets	2.46%	2.49%	2.82	%(2)
Ratio of net investment income (loss) to average net assets	0.15%	0.14%	-4.46	%(2)
Portfolio turnover rate	35%	48%	35	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3) For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY REAL ESTATE SECURITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$18.14	$16.99	$15.18

Income from investment operations:
Net investment income	0.27	0.26 (2)	0.04
Net realized and unrealized gain on investments	5.75	1.87 (2)	2.15

Total from investment operations	6.02	2.13	2.19

Less distributions from:
Net investment income	(0.24)	(0.29)	(0.19)
Capital gains	(0.80)	(0.69)	(0.19)

Total distributions	(1.04)	(0.98)	(0.38)

Net asset value, end of period	$23.12	$18.14	$16.99

Total return	33.86%	12.40%	14.78%
Net assets, end of period (in millions)	$216	$148	$91
Ratio of expenses to average net assets	1.39%	1.44%	1.60	%(3)
Ratio of net investment income to average net assets	1.27%	1.59%	0.14	%(3)
Portfolio turnover rate	35%	48%	35	%(4)

(1)Commencement of operations of the class.
(2)Based on average weekly shares outstanding.
(3)Annualized.
(4)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY REAL ESTATE SECURITIES FUND
      Class R Shares
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 12-29-05(1) to 3-31-06

Net asset value, beginning of period	$20.55

Income (loss) from investment operations:
Net investment loss	(0.20)
Net realized and unrealized gain on investments	2.79

Total from investment operations	2.59

Less distributions from:
Net investment income	(0.03)
Capital gains	(0.00)

Total distributions	(0.03)

Net asset value, end of period	$23.11

Total return	12.59%
Net assets, end of period (in thousands)	$113
Ratio of expenses to average net assets	1.73	%(2)
Ratio of net investment loss to average net assets	-3.64	%(2)
Portfolio turnover rate	35	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2006.

See Notes to Financial Statements.

Manager's Discussion of Ivy Small Cap Value Fund
      March 31, 2006

The Ivy Small Cap Value Fund is subadvised by BlackRock Financial Management, Inc. The following is an interview with portfolio manager Wayne J. Archambo, CFA.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return, but underperformed its benchmark index for the period. The Fund's Class A shares increased 16.44 percent during the fiscal year (before the impact of sales charges). This compares with the Russell 2000 Value Index (reflecting the performance of securities that generally represent the small companies value sector of the stock market), which increased 23.72 percent during the period, and the Lipper Small-Cap Value Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 19.94 percent during the period. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

Why did the Fund underperform its benchmark index during the fiscal year?

We believe that stock selection in industrials, health care and telecommunication services, along with allocation within the industrials sector, were the primary drivers of value-added performance relative to the benchmark. Unfortunately, these gains were overshadowed by the negative impact of stock selection in the information technology, consumer discretionary and financials sectors. The Fund's overweight position in the consumer discretionary sector also contributed to relative underperformance, in our opinion.

What other market conditions or events influenced the Fund's performance during the fiscal year?

A majority of the Fund's underperformance during the last fiscal year was the result of underperformance in the first calendar quarter of 2006. During this time, lower quality, higher beta names performed quite well. Although absolute returns were solid, the portfolio underperformed on a relative basis, as our focus on investing in what we feel are attractively valued companies with sound business fundamentals was not rewarded in this market environment.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our approach is generally driven by in-depth research and analysis. Performance during the period, we believe, was assisted by bottom-up stock selection, backed by our team of small- to mid-cap value analysts who collectively have specific sector/industry coverage responsibilities. We believe this approach enables each analyst to gain a unique understanding of the companies within their areas of expertise, including corporate management teams and the various industry dynamics that impact company earnings and stock prices. During the period, however, some unusual market factors, as those cited above, did negatively influence ultimate fund returns.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Sector weightings relative to the benchmark are primarily a function of where we are finding attractive investment opportunities. During the last fiscal year, the most notable relative sector weightings included an overweight position in consumer discretionary - particularly among hotels, restaurants, gaming-related names and specialty retailers - and an underweight position in financials, primarily driven by a lack of exposure to Real Estate Investment Trusts (REITs).

Considering that 2005 was the most active year in global merger and acquisition volume since 2000, in looking ahead we believe the portfolio could potentially continue to benefit from increased merger and acquisition activity as we believe that large corporations and an increasing number of private equity and hedge funds likely will put their significant cash balances to work. We continue to believe our focus on investing in what we see as attractively valued companies with solid fundamentals and catalysts for growth results in a portfolio that includes a number of attractive merger and acquisition candidates, and we feel that this may contribute to returns over time.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Small Cap Value Fund, Class A Shares (1)	$25,813
Russell 2000 Value Index	$31,561
Lipper Small-Cap Value Funds Universe Average	$30,475

		IVY SMALL CAP VALUE FUND CLASS A SHARES	RUSSELL 2000 VALUE INDEX	LIPPER SMALL-CAP VALUE FUNDS UNIVERSE AVERAGE

Inception	1/31/97	9,425	10,000	10,000
JULY	1997	10,913	11,779	11,826
JULY	1998	11,886	12,495	12,221
JULY	1999	11,424	12,474	12,487
JULY	2000	11,850	13,113	12,962
JULY	2001	16,020	16,223	16,373
JULY	2002	13,895	15,333	15,404
JULY	2003	15,967	18,200	18,057
MARCH	2004	20,483	23,235	22,796
MARCH	2005	22,170	25,509	25,408
MARCH	2006	25,813	31,561	30,475

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-06	9.74%	11.49%	15.64%	16.88%
5-year period ended 3-31-06	11.19%	–	–	–
10-year period ended 3-31-06	–	–	–	–
Since inception of Class(3) through 3-31-06	10.90%	12.48%	13.96%	15.19%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)1-31-97 for Class A shares and 12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Venture Fund merged into the Ivy Small Cap Value Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Venture Fund Class A shares, restated to reflect current sales charges applicable to Ivy Small Cap Value Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Small Cap Value Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY SMALL CAP VALUE FUND

Portfolio Highlights

On March 31, 2006, Ivy Small Cap Value Fund had net assets totaling $127,099,702 invested in a diversified portfolio of:

95.69%	Common Stocks
4.31%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Financial Services Stocks	$19.73
Business Equipment and Services Stocks	$11.45
Retail Stocks	$10.32
Miscellaneous Stocks	$10.23
Technology Stocks	$9.49
Consumer Services Stocks	$8.14
Health Care Stocks	$6.26
Consumer Nondurables Stocks	$5.73
Capital Goods Stocks	$5.49
Energy Stocks	$4.59
Cash and Cash Equivalents	$4.31
Utilities Stocks	$4.26

The Investments of Ivy Small Cap Value Fund
March 31, 2006
COMMON STOCKS	Shares	Value

Aircraft - 1.14%
K&F Industries Holdings, Inc.*	38,500	$639,100
Orbital Sciences Corporation*	51,000	806,820
		1,445,920
Aluminum - 0.71%
Century Aluminum Company*	21,200	900,470

Apparel - 1.06%
Phillips-Van Heusen Corporation	35,400	1,352,634

Banks - 8.79%
Boston Private Financial Holdings, Inc.	34,800	1,174,326
Cathay General Bancorp	29,300	1,102,119
Central Pacific Financial Corp.	30,600	1,123,632
First Midwest Bancorp, Inc.	41,600	1,523,392
Taylor Capital Group, Inc.	32,800	1,288,712
Trustmark Corporation	37,300	1,178,867
Umpqua Holdings Corporation	40,900	1,164,832
Westamerica Bancorporation	16,400	851,078
Wintrust Financial Corporation	30,400	1,767,456
		11,174,414
Business Equipment and Services - 8.33%
Brink's Company (The)	79,400	4,030,344
CACI International Inc*	13,100	861,325
H&E Equipment Services, Inc.*	58,200	1,711,662
Lennox International Inc.	47,500	1,418,350
Waste Connections, Inc.*	31,800	1,265,958
Watson Wyatt & Company Holdings, Inc., Class A	39,900	1,299,942
		10,587,581
Capital Equipment - 0.65%
Actuant Corporation, Class A	13,400	820,348

Coal - 1.48%
Massey Energy Company	52,000	1,875,640

Communications Equipment - 0.96%
Polycom, Inc.*	56,700	1,225,570

Computers - Peripherals - 2.70%
Electronics for Imaging, Inc.*	32,600	912,311
Imation Corp.	40,100	1,720,691
Progress Software Corporation*	27,500	798,737
		3,431,739
Construction Materials - 2.65%
Walter Industries, Inc.	50,500	3,364,310

Containers - 3.10%
AptarGroup, Inc.	23,200	1,281,800
Jarden Corporation*	80,950	2,659,208
		3,941,008
Defense - 0.47%
Hexcel Corporation*	27,171	596,947

Electronic Components - 3.14%
PMC-Sierra, Inc.*	79,600	980,672
Thomas & Betts Corporation*	58,500	3,005,730
		3,986,402
Electronic Instruments - 1.08%
Progressive Gaming International Corporation*	68,100	650,355
Rudolph Technologies, Inc.*	42,500	723,775
		1,374,130
Finance Companies - 2.16%
Hanover Insurance Group, Inc. (The)	52,300	2,741,566

Food and Related - 1.57%
Hain Celestial Group, Inc. (The)*	76,200	1,993,011

Forest and Paper Products - 1.54%
OfficeMax Incorporated	64,800	1,955,016

Health Care - Drugs - 1.66%
Andrx Corporation*	72,500	1,720,787
Valeant Pharmaceuticals International	24,600	389,910
		2,110,697
Health Care - General - 4.60%
dj Orthopedics, Inc.*	53,500	2,127,160
PolyMedica Corporation	39,700	1,681,097
Sybron Dental Specialties, Inc.*	49,500	2,041,380
		5,849,637
Hotels and Gaming - 4.16%
Gaylord Entertainment Company*	54,300	2,464,134
Kerzner International Limited*	18,600	1,447,452
Orient-Express Hotels Ltd.	9,700	380,531
Vail Resorts, Inc.*	26,200	1,001,364
		5,293,481
Insurance - Life - 0.65%
Zenith National Insurance Corp.	17,300	832,649

Insurance - Property and Casualty - 2.48%
Aspen Insurance Holdings Limited	80,400	1,982,664
Platinum Underwriters Holdings, Ltd.	40,100	1,166,910
		3,149,574
Leisure Time Industry - 2.03%
K2 Inc.*	28,900	362,695
Marvel Entertainment, Inc.*	48,600	977,832
RC2 Corporation*	31,100	1,237,158
		2,577,685
Motion Pictures - 1.03%
Regal Entertainment Group	69,500	1,307,295

Motor Vehicle Parts - 1.32%
Copart, Inc.*	38,200	1,047,253
Tenneco Automotive Inc.*	29,300	635,517
		1,682,770
Multiple Industry - 2.50%
American Railcar Industries, Inc.*	53,600	1,889,132
Koppers Holdings Inc.*	17,600	345,840
Tronox Incorporated, Class A*	55,900	948,064
		3,183,036
Non-Residential Construction - 2.19%
Washington Group International, Inc.	48,500	2,784,870

Petroleum - Domestic - 3.11%
Comstock Resources, Inc.*	44,600	1,324,174
Goodrich Petroleum Corporation*	24,176	652,752
Houston Exploration Company (The)*	22,600	1,191,020
Whiting Petroleum Corporation*	19,278	790,205
		3,958,151
Publishing - 0.92%
Banta Corporation	22,600	1,174,748

Real Estate Investment Trust - 1.38%
HomeBanc Corp.	116,300	1,022,277
Trustreet Properties, Inc.	48,000	729,120
		1,751,397
Restaurants - 5.46%
CBRL Group, Inc.	42,100	1,848,822
Landry's Restaurants, Inc.	60,500	2,137,465
Lone Star Steakhouse & Saloon, Inc.	48,500	1,376,430
Ryans Restaurant Group, Inc.*	60,400	875,498
Triarc Companies, Inc.	38,200	696,386
		6,934,601
Retail - General Merchandise - 2.56%
BJ's Wholesale Club, Inc.*	43,500	1,370,685
Cost Plus, Inc.*	19,600	334,866
Saks Incorporated*	24,900	480,570
Stage Stores, Inc.	35,950	1,069,512
		3,255,633
Retail - Specialty Stores - 2.30%
Children's Place Retail Stores, Inc. (The)*	19,600	1,134,546
Finish Line, Inc. (The), Class A	42,200	693,557
Regis Corporation	31,600	1,089,568
		2,917,671
Savings and Loans - 1.83%
Sterling Financial Corporation	66,000	1,912,020
WSFS Financial Corporation	6,700	418,750
		2,330,770
Security and Commodity Brokers - 3.82%
National Financial Partners Corp.	35,400	2,000,808
Piper Jaffray Companies*	51,800	2,849,000
		4,849,808
Steel - 0.53%
Lone Star Technologies, Inc.*	12,100	670,461

Timesharing and Software - 3.12%
BISYS Group, Inc. (The)*	47,200	636,256
FileNet Corporation*	29,600	800,236
Hyperion Solutions Corporation*	18,400	599,564
Per-Se Technologies, Inc.*	72,600	1,935,153
		3,971,209
Trucking and Shipping - 2.25%
American Commercial Lines Inc.*	60,700	2,858,970

Utilities - Electric - 4.26%
Black Hills Corporation	34,300	1,166,200
El Paso Electric Company*	52,000	990,080
ITC Holdings Corp.	38,700	1,015,875
NorthWestern Corporation	31,200	970,164
PNM Resources, Inc.	52,300	1,276,120
		5,418,439

TOTAL COMMON STOCKS - 95.69%		$121,630,258

(Cost: $106,034,232)

SHORT-TERM SECURITY - 4.59%	Principal Amount in Thousands

Utilities - Telephone
AT&T Inc.,
4.86%, 4-3-06 (Cost: $5,829,426)	$5,831	$5,829,426

TOTAL INVESTMENT SECURITIES - 100.28%		$127,459,684

(Cost: $111,863,658)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.28%)		(359,982)

NET ASSETS - 100.00%		$127,099,702

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY SMALL CAP VALUE FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $111,864) (Notes 1 and 3)	$127,460
Receivables:
Investment securities sold	2,337
Fund shares sold	393
Dividends and interest	68
Prepaid and other assets	23

Total assets	130,281

LIABILITIES
Payable for investment securities purchased	2,794
Payable to Fund shareholders	147
Accrued management fee (Note 2)	89
Accrued shareholder servicing (Note 2)	53
Due to custodian	32
Accrued service fee (Note 2)	26
Accrued distribution fee (Note 2)	11
Accrued accounting services fee (Note 2)	5
Other	24

Total liabilities	3,181

Total net assets	$127,100

NET ASSETS
Capital paid in (shares authorized - unlimited)	$107,209
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(10)
Accumulated undistributed net realized gain on investment transactions	4,305
Net unrealized appreciation in value of investments	15,596

Net assets applicable to outstanding units of capital	$127,100

Net asset value per share (net assets divided by shares outstanding):
Class A	$16.24
Class B	$15.72
Class C	$15.87
Class Y	$16.36
Capital shares outstanding:
Class A	5,291
Class B	441
Class C	624
Class Y	1,488

See Notes to Financial Statements.

Statement of Operations
      IVY SMALL CAP VALUE FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends	$1,068
Interest and amortization	127

Total income	1,195

Expenses (Note 2):
Investment management fee	977
Shareholder servicing:
Class A	394
Class B	50
Class C	44
Class Y	36
Service fee:
Class A	150
Class B	16
Class C	22
Class Y	59
Distribution fee:
Class A	41
Class B	47
Class C	65
Accounting services fee	64
Audit fees	20
Custodian fees	14
Legal fees	4
Other	103

Total expenses	2,106

Net investment loss	(911)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	15,553
Unrealized appreciation in value of investments during the period	3,388

Net gain on investments	18,941

Net increase in net assets resulting from operations	$18,030

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY SMALL CAP VALUE FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(911)	$(801)
Realized net gain on investments	15,553	15,607
Unrealized appreciation (depreciation)	3,388	(8,498)

Net increase in net assets resulting from operations	18,030	6,308

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Realized gains on investment transactions:
Class A	(13,964)	(3,850)
Class B	(1,186)	(279)
Class C	(1,589)	(418)
Class Y	(4,122)	(1,741)

	(20,861)	(6,288)

Capital share transactions (Note 5)	26,322	10,682

Total increase	23,491	10,702
NET ASSETS
Beginning of period	103,609	92,907

End of period	$127,100	$103,609

Undistributed net investment loss	$(10)	$(6)

(1)See "Financial Highlights" on pages 259 - 263.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended July 31,
	2006	2005	3-31-04		2003	2002	2001

Net asset value, beginning of period	$16.88	$16.68	$13.02		$12.25	$15.05	$11.47

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.13)	(0.08)		(0.09)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	2.62	1.52	3.76		1.74	(1.84)	4.04

Total from investment operations	2.51	1.39	3.68		1.65	(1.92)	3.98

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)*	(0.00)	(0.00)
Capital gains	(3.15)	(1.19)	(0.02)		(0.88)	(0.88)	(0.40)

Total distributions	(3.15)	(1.19)	(0.02)		(0.88)	(0.88)	(0.40)

Net asset value, end of period	$16.24	$16.88	$16.68		$13.02	$12.25	$15.05

Total return(1)	16.44%	8.23%	28.29%		14.91%	-13.27%	35.18%
Net assets, end of period (in millions)	$86	$66	$65		$59	$53	$55
Ratio of expenses to average net assets including voluntary expense waiver	1.80%	1.76%	1.65	%(2)(3)	1.53%	1.27%	1.40%
Ratio of net investment loss to average net assets including voluntary expense waiver	-0.76%	-0.79%	-0.76	%(2)(3)	-0.82%	-0.57%	-0.56%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	NA	NA		1.53%	1.37%	1.51%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	NA	NA	NA		-0.82%	-0.67%	-0.67%
Portfolio turnover rate	157%	124%	27%		54%	37%	38%

*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.
(3)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of the merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$16.59	$16.61	$15.27

Income (loss) from investment operations:
Net investment loss	(0.25)	(0.23)	(0.05)
Net realized and unrealized gain on investments	2.53	1.40	1.41

Total from investment operations	2.28	1.17	1.36

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)
Capital gains	(3.15)	(1.19)	(0.02)

Total distributions	(3.15)	(1.19)	(0.02)

Net asset value, end of period	$15.72	$16.59	$16.61

Total return	15.28%	6.92%	8.93%
Net assets, end of period (in millions)	$7	$5	$1
Ratio of expenses to average net assets	2.84%	3.02%	3.79	%(2)
Ratio of net investment loss to average net assets	-1.80%	-1.88%	-2.93	%(2)
Portfolio turnover rate	157%	124%	27	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$16.67	$16.63	$15.27

Income (loss) from investment operations:
Net investment loss	(0.21)	(0.19)	(0.05)
Net realized and unrealized gain on investments	2.56	1.42	1.43

Total from investment operations	2.35	1.23	1.38

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)
Capital gains	(3.15)	(1.19)	(0.02)

Total distributions	(3.15)	(1.19)	(0.02)

Net asset value, end of period	$15.87	$16.67	$16.63

Total return	15.64%	7.28%	9.06%
Net assets, end of period (in millions)	$10	$8	$2
Ratio of expenses to average net assets	2.54%	2.65%	2.83	%(2)
Ratio of net investment loss to average net assets	-1.50%	-1.53%	-2.00	%(2)
Portfolio turnover rate	157%	124%	27	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$16.92	$16.68	$15.27

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.10)	(0.04)
Net realized and unrealized gain on investments	2.65	1.53	1.47

Total from investment operations	2.59	1.43	1.43

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)
Capital gains	(3.15)	(1.19)	(0.02)

Total distributions	(3.15)	(1.19)	(0.02)

Net asset value, end of period	$16.36	$16.92	$16.68

Total return	16.88%	8.48%	9.38%
Net assets, end of period (in millions)	$24	$25	$25
Ratio of expenses to average net assets	1.41%	1.53%	1.60	%(2)
Ratio of net investment loss to average net assets	-0.37%	-0.56%	-0.82	%(2)
Portfolio turnover rate	157%	124%	27	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Manager's Discussion of Ivy Value Fund
      March 31, 2006

An interview with Matthew T. Norris, CFA,
portfolio manager of the Ivy Value Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2006.

How did the Fund perform during the last fiscal year?

The Fund experienced positive, although below-average, performance for the fiscal year. The Class A shares of the Fund increased 7.75 percent during the period (before the impact of sales charges), compared with the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which increased 13.29 percent during the period, and the Lipper Large-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 11.35 percent for the period. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not include any fees.

Why did the Fund underperform its benchmark index during the fiscal year?

We believe that the Fund trailed the benchmark for three reasons, which account for a majority of the underperformance. The portfolio has no exposure to real estate, an area that was one of the best performing sectors last year, while deficient stock picking in the technology and mortgage finance sectors accounted for the other two factors for underperformance. Conversely, an area of strength for the portfolio was health care, where we avoided the major pharmaceuticals while concentrating money in dialysis centers and HMOs.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Rising interest rates kept a lid on banking stocks, which benefited the portfolio. However, the continued economic expansion led to a shift away from value and into growth stocks toward the end of the year. Smaller stocks generally outperformed larger stocks, which was in direct contrast to the predictions of many market pundits. Overall, many stocks showed volatility throughout the year, as the market debated these and other conflicting economic forces. For example, the fear of rising rates caused financial stocks to underperform the S&P 500 Index from January through the end of September 2005 before they began outperforming the index toward year's end.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The portfolio tends not to place large overweights on individual sectors, preferring not to accept the risk and increased volatility that typically accompany such an approach. Rather, we attempt to look for holdings that we believe are synonymous with generating high cash flow, and then seek to return that money to shareholders. Recent areas of emphasis include holdings we consider more stable and less cyclically oriented.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

The portfolio did not have a substantial overweight or underweight in any particular sector during the fiscal year. Going forward, we intend to continue with the process that has served us well in the past. Specifically, we have discovered additional names of interest in the utility sector, and we anticipate pursuing investments in stocks that we feel can benefit from corporate spending, namely those concentrated in the industrial and technology sectors. Within financials, we currently find greater value in insurance companies than we do in the banking sector. While energy remains an area with a slight overemphasis, we feel that last year's price action likely has removed much of the potential of these investments.

Meanwhile, there are no changes in the management philosophy of the portfolio, and it remains fully invested with very little cash. We continue to search diligently, one company at a time, for names that we think offer good value investment opportunities, believing this is the best way to achieve consistent returns over a full market cycle.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Ivy Value Fund, Class A Shares (1)	$14,397
Russell 1000 Value Index	$27,023
Lipper Large-Cap Value Funds Universe Average	$21,913

		IVY VALUE FUND CLASS A SHARES	RUSSELL 1000 VALUE INDEX	LIPPER LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE

SEPT	1996	9,425	10,000	10,000
SEPT	1997	13,040	14,234	13,709
SEPT	1998	10,895	14,743	13,344
SEPT	1999	11,982	17,506	15,507
SEPT	2000	12,143	19,049	17,070
SEPT	2001	10,204	17,345	15,710
JULY	2002	9,618	16,089	14,289
JULY	2003	10,314	17,816	15,472
MARCH	2004	12,015	21,079	18,058
MARCH	2005	13,362	23,853	19,679
MARCH	2006	14,397	27,023	21,913

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-06	1.55%	2.73%	6.80%	7.99%
5-year period ended 3-31-06	3.66%	–	–	–
10-year period ended 3-31-06	4.73%	–	–	–
Since inception of Class(3) through 3-31-06	–	9.12%	10.39%	11.58%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)12-8-03 for Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Advantus Cornerstone Fund merged into the Ivy Value Fund on December 8, 2003. The performance shown for periods prior to this date is that of the Advantus Cornerstone Fund Class A shares, restated to reflect current sales charges applicable to Ivy Value Fund Class A shares. Performance has not been restated to reflect the fees and expenses applicable to the Ivy Value Fund. If these expenses were reflected, performance shown would differ.

SHAREHOLDER SUMMARY OF IVY VALUE FUND

Portfolio Highlights

On March 31, 2006, Ivy Value Fund had net assets totaling $79,418,250 invested in a diversified portfolio of:

97.94%	Common Stocks
1.94%	Cash and Cash Equivalents
0.12%	Preferred Stock

As a shareholder of the Fund, for every $100 you had invested on March 31, 2006, your Fund owned:

Financial Services Stocks	$32.11
Energy Stocks	$13.26
Utilities Stocks	$9.85
Technology Stocks	$7.83
Health Care Stocks	$6.82
Multi-Industry Stocks	$6.11
Consumer Services Stocks	$5.16
Miscellaneous Stocks	$4.97
Retail Stocks	$3.85
Shelter Stocks	$3.30
Business Equipment and Services Stocks	$2.34
Consumer Nondurables Stocks	$2.34
Cash and Cash Equivalents	$1.94
Preferred Stock	$0.12

The Investments of Ivy Value Fund
March 31, 2006
COMMON STOCKS	Shares	Value

Aircraft - 1.02%
Lockheed Martin Corporation	10,800	$811,404

Aluminum - 0.59%
Alcoa Incorporated	15,300	467,568

Banks - 11.88%
Bank of America Corporation	73,056	3,326,970
Citigroup Inc.	46,013	2,173,194
Comerica Incorporated	5,500	318,835
Mellon Financial Corporation (A)	27,400	975,440
National City Corporation	28,900	1,008,610
Wachovia Corporation	14,250	798,713
Wells Fargo & Company	13,000	830,310
		9,432,072
Beverages - 2.01%
Diageo plc, ADR	13,350	846,790
Molson Coors Brewing Company, Class B (A)	10,900	747,958
		1,594,748
Broadcasting - 1.22%
Univision Communications Inc., Class A*	9,500	327,465
Viacom Inc., Class B	16,550	642,140
		969,605
Business Equipment and Services - 2.34%
ARAMARK Corporation, Class B	27,900	824,166
Waste Management, Inc. (A)	29,200	1,030,760
		1,854,926
Capital Equipment - 1.02%
Illinois Tool Works Inc.	8,440	812,856

Chemicals - Petroleum and Inorganic - 0.75%
du Pont (E.I.) de Nemours and Company	14,150	597,272

Chemicals - Specialty - 0.61%
Air Products and Chemicals, Inc.	7,200	483,768

Communications Equipment - 1.20%
Avaya Inc.*	31,300	353,690
Cisco Systems, Inc. (A)*	27,800	602,565
		956,255
Computers - Main and Mini - 3.45%
Hewlett-Packard Company	59,400	1,954,260
Xerox Corporation*	51,600	784,320
		2,738,580
Computers - Peripherals - 1.43%
Adobe Systems Incorporated	17,000	594,235
MICROS Systems, Inc. (A)*	11,700	538,844
		1,133,079
Electronic Components - 0.73%
Xilinx, Inc.	22,600	575,848

Finance Companies - 5.58%
Fannie Mae	38,200	1,963,480
Freddie Mac	30,400	1,854,400
Nelnet, Inc., Class A*	14,700	612,255
		4,430,135
Food and Related - 0.33%
General Mills, Inc.	5,200	263,536

Furniture and Furnishings - 1.08%
Masco Corporation	26,500	860,985

Health Care - Drugs - 3.03%
AmerisourceBergen Corporation	18,400	888,168
Pfizer Inc.	61,000	1,520,120
		2,408,288
Health Care - General - 2.61%
Boston Scientific Corporation (A)*	23,000	530,150
Da Vita Inc.*	18,900	1,137,969
Wyeth	8,300	402,716
		2,070,835
Hospital Supply and Management - 1.18%
Aetna Inc.	19,100	938,574

Insurance - Life - 1.08%
UnumProvident Corporation	42,000	860,160

Insurance - Property and Casualty - 5.46%
American International Group, Inc.	15,600	1,031,004
Assurant, Inc.	27,400	1,349,450
Everest Re Group, Ltd. (A)	9,100	849,667
St. Paul Companies, Inc. (The)	26,552	1,109,608
		4,339,729
Leisure Time Industry - 2.42%
Cendant Corporation	56,900	987,215
Time Warner Inc.	33,500	562,465
Walt Disney Company (The)	13,300	370,937
		1,920,617
Motion Pictures - 0.97%
News Corporation Limited, Class A	46,300	769,043

Motor Vehicle Parts - 0.33%
American Axle & Manufacturing Holdings, Inc. (A)	15,500	265,515

Multiple Industry - 6.11%
Altria Group, Inc.	20,900	1,480,974
General Electric Company	41,800	1,453,804
Genworth Financial, Inc.	28,100	939,383
Mirant Corporation*	39,200	980,000
		4,854,161
Petroleum - International - 12.55%
Anadarko Petroleum Corporation	4,600	464,646
ChevronTexaco Corporation	35,500	2,057,935
ConocoPhillips	29,100	1,837,665
Devon Energy Corporation	20,500	1,253,985
Exxon Mobil Corporation	71,506	4,351,855
		9,966,086
Petroleum - Services - 0.71%
BJ Services Company	16,200	560,520

Publishing - 0.55%
Gannett Co., Inc.	7,350	440,412

Railroad - 1.67%
Union Pacific Corporation (A)	14,200	1,325,570

Real Estate Investment Trust - 2.22%
Duke Realty Corporation	22,800	865,260
Kimco Realty Corporation	22,100	898,144
		1,763,404
Retail - Food Stores - 0.64%
CVS Corporation	16,900	504,803

Retail - General Merchandise - 3.21%
Dollar General Corporation	44,750	790,732
Family Dollar Stores, Inc.	33,400	888,440
J. C. Penney Company, Inc.	14,400	869,904
		2,549,076
Security and Commodity Brokers - 8.11%
Bear Stearns Companies Inc. (The)	7,200	998,640
CIT Group Inc.	17,100	915,192
Lehman Brothers Holdings Inc.	1,800	260,154
Merrill Lynch & Co., Inc.	21,500	1,693,340
Morgan (J.P.) Chase & Co.	61,702	2,569,271
		6,436,597
Utilities - Electric - 4.85%
Energy East Corporation	33,600	816,480
Exelon Corporation	21,500	1,137,350
NRG Energy, Inc.*	21,500	972,230
PPL Corporation	31,600	929,040
		3,855,100
Utilities - Telephone - 5.00%
AT&T Inc.	59,300	1,603,472
Iowa Telecommunications Services, Inc.	45,200	862,416
Sprint Nextel Corporation	27,300	705,432
Verizon Communications Inc.	23,500	800,410
		3,971,730

TOTAL COMMON STOCKS - 97.94%		$77,782,857

(Cost: $67,858,690)

PREFERRED STOCK - 0.12%

Finance Companies
Federal National Mortgage Association, 5.375%, Convertible	1	$95,818
(Cost: $100,000)

SHORT-TERM SECURITY - 1.89%	Principal Amount in Thousands

Utilities - Telephone
AT&T Inc.,
4.86%, 4-3-06	$1,500	$1,499,595
(Cost: $1,499,595)

TOTAL INVESTMENT SECURITIES - 99.95%		$79,378,270

(Cost: $69,458,285)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.05%		39,980

NET ASSETS - 100.00%		$79,418,250

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definition of this acronym is as follows: ADR - American Depositary Receipts.
*No dividends were paid during the preceding 12 months.
(A)Securities serve as cover for the following written options outstanding at March 31, 2006. (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Cisco Systems, Inc.	139	May/22.5	$5,421	$7,089
Mellon Financial Corporation	68	June/37.5	2,549	3,060
Molson Coors Brewing Company, Class B	60	May/70	9,439	8,700
Union Pacific Corporation	4	April/95	408	460
Waste Management, Inc.	149	April/35	6,705	11,175

			$24,522	$30,484

Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

American Axle & Manufacturing Holdings, Inc.:	120	April/15	$7,039	$3,000
	120	July/15	15,243	11,400
Boston Scientific Corporation	82	May/20	2,737	1,640
Everest Re Group, Ltd.	21	May/90	2,290	2,940
MICROS Systems, Inc.	24	June/40	2,333	1,440

			$29,642	$20,420

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY VALUE FUND
      March 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $69,458) (Notes 1 and 3)	$79,378
Receivables:
Investment securities sold	1,215
Fund shares sold	244
Dividends and interest	98
Prepaid and other assets	17

Total assets	80,952

LIABILITIES
Payable for investment securities purchased	1,216
Payable to Fund shareholders	123
Outstanding written options - at value (premium received - $54) (Note 6)	51
Accrued management fee (Note 2)	47
Accrued service fee (Note 2)	29
Accrued shareholder servicing (Note 2)	25
Due to custodian	17
Accrued distribution fee (Note 2)	6
Accrued accounting services fee (Note 2)	4
Other	16

Total liabilities	1,534

Total net assets	$79,418

NET ASSETS
Capital paid in (shares authorized - unlimited)	$69,169
Accumulated undistributed income:
Accumulated undistributed net investment income	22
Accumulated undistributed net realized income on investment transactions	304
Net unrealized appreciation in value of investments	9,923

Net assets applicable to outstanding units of capital	$79,418

Net asset value per share (net assets divided by shares outstanding):
Class A	$17.17
Class B	$17.04
Class C	$17.08
Class Y	$17.18
Capital shares outstanding:
Class A	3,405
Class B	271
Class C	237
Class Y	714
See Notes to Financial Statements.

Statement of Operations
      IVY VALUE FUND
      For the Fiscal Year Ended March 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $2)	$1,577
Interest and amortization	68

Total income	1,645

Expenses (Note 2):
Investment management fee	527
Shareholder servicing:
Class A	186
Class B	21
Class C	17
Class Y	27
Service fee:
Class A	117
Class B	9
Class C	9
Class Y	44
Distribution fee:
Class A	9
Class B	28
Class C	26
Accounting services fee	46
Audit fees	19
Custodian fees	12
Legal fees	3
Other	81

Total expenses	1,181

Net investment income	464

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	4,367
Realized net gain on written options	221
Realized net loss on foreign currency transactions	(–	)*

Realized net gain on investments	4,588

Unrealized appreciation in value of securities during the period	719
Unrealized depreciation in value of written options during the period	(11)

Unrealized appreciation in value of investments during the period	708

Net gain on investments	5,296

Net increase in net assets resulting from operations	$5,760

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY VALUE FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$464	$734
Realized net gain on investments	4,588	9,988
Unrealized appreciation (depreciation)	708	(1,316)

Net increase in net assets resulting from operations	5,760	9,406

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(341)	(461)
Class B	(1)	(–)
Class C	(2)	(–)
Class Y	(160)	(210)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(504)	(671)

Capital share transactions (Note 5)	7,758	(18,313)

Total increase (decrease)	13,014	(9,578)
NET ASSETS
Beginning of period	66,404	75,982

End of period	$79,418	$66,404

Undistributed net investment income	$22	$62

(1)See "Financial Highlights" on pages 276 - 276.

See Notes to Financial Statements.

Financial Highlights
      IVY VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the fiscal period ended		For the fiscal year ended	For the period from 10-1-01 to	For the fiscal year ended September 30,
	2006	2005	3-31-04		7-31-03	7-31-02	2001		2000

Net asset value, beginning of period	$16.04	$14.54	$12.54		$11.81	$12.59		$15.08	$15.14

Income (loss) from investment operations:
Net investment income	0.10	0.15	0.08		0.12	0.08		0.09	0.06
Net realized and unrealized gain (loss) on investments	1.14	1.48	1.98		0.72	(0.78)		(2.50)	0.13

Total from investment operations	1.24	1.63	2.06		0.84	(0.70)		(2.41)	0.19

Less distributions from:
Net investment income	(0.11)	(0.13)	(0.06)		(0.11)	(0.08)		(0.08)	(0.11)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.13)
Tax return of capital	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)		(0.00)	(0.01)

Total distributions	(0.11)	(0.13)	(0.06)		(0.11)	(0.08)		(0.08)	(0.25)

Net asset value, end of period	$17.17	$16.04	$14.54		$12.54	$11.81		$12.59	$15.08

Total return(1)	7.75%	11.21%	16.32%		7.23%	-5.72%	-15.97%		1.26%
Net assets, end of period (in millions)	$58	$41	$52		$64	$58		$66	$81
Ratio of expenses to average net assets including voluntary expense waiver	1.53%	1.47%	1.45	%(2)(3)	1.29%	1.24	%(2)	1.24%	1.24%
Ratio of net investment income to average net assets including voluntary expense waiver	0.65%	0.92%	0.61	%(2)(3)	1.05%	0.70	%(2)	0.61%	0.43%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	NA	1.52	%(2)(3)	1.50%	1.41	%(2)	1.39%	1.34%
Ratio of net investment income to average net assets excluding voluntary expense waiver	NA	NA	0.53	%(2)(3)	0.84%	0.53	%(2)	0.46%	0.33%
Portfolio turnover rate	63%	81%	86%		123%	95%		148%	180%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.
(3)In connection with the reorganization plan effected December 8, 2003, Class B and Class C shares of the predecessor Advantus Fund were exchanged into Class A shares at the time of the merger. The ratios shown above reflect a blended rate that includes the effect of income and expenses for those Class B and Class C shares from August 1, 2003 up to the time of the merger. Actual expenses that applied to Class A shareholders were lower than shown above.

See Notes to Financial Statements.

Financial Highlights
      IVY VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$15.97	$14.50	$13.63

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.03	0.01
Net realized and unrealized gain on investments	1.12	1.44	0.90

Total from investment operations	1.08	1.47	0.91

Less distributions from:
Net investment income	(0.01)	(0.00)	(0.04)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.01)	(0.00)	(0.04)

Net asset value, end of period	$17.04	$15.97	$14.50

Total return	6.73%	10.14%	6.65%
Net assets, end of period (in millions)	$5	$2	$1
Ratio of expenses to average net assets	2.50%	2.53%	3.12	%(2)
Ratio of net investment income (loss) to average net assets	-0.33%	0.07%	-1.29	%(2)
Portfolio turnover rate	63%	81%	86	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$16.00	$14.51	$13.63

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.03	0.02
Net realized and unrealized gain on investments	1.13	1.46	0.90

Total from investment operations	1.09	1.49	0.92

Less distributions from:
Net investment income	(0.01)	(0.00)	(0.04)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.01)	(0.00)	(0.04)

Net asset value, end of period	$17.08	$16.00	$14.51

Total return	6.80%	10.27%	6.73%
Net assets, end of period (in millions)	$4	$3	$1
Ratio of expenses to average net assets	2.41%	2.42%	2.90	%(2)
Ratio of net investment income (loss) to average net assets	-0.23%	0.15%	-1.18	%(2)
Portfolio turnover rate	63%	81%	86	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Financial Highlights
      IVY VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,		For the period from 12-8-03(1) to
	2006	2005	3-31-04

Net asset value, beginning of period	$16.05	$14.54	$13.63

Income from investment operations:
Net investment income	0.13	0.17	0.01
Net realized and unrealized gain on investments	1.15	1.49	0.95

Total from investment operations	1.28	1.66	0.96

Less distributions from:
Net investment income	(0.15)	(0.15)	(0.05)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.15)	(0.15)	(0.05)

Net asset value, end of period	$17.18	$16.05	$14.54

Total return	7.99%	11.44%	7.05%
Net assets, end of period (in millions)	$12	$20	$22
Ratio of expenses to average net assets	1.31%	1.34%	1.48	%(2)
Ratio of net investment income to average net assets	0.89%	1.09%	0.35	%(2)
Portfolio turnover rate	63%	81%	86	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the eight months ended March 31, 2004.

See Notes to Financial Statements.

Notes To Financial Statements
      March 31, 2006

NOTE 1 - Significant Accounting Policies

Ivy Funds (formerly Ivy Fund) (the Trust) is organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust issues fifteen series of capital shares; each series represents ownership of a separate mutual fund (Fund). The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Board of Trustees. Management's Valuation Committee makes fair value determinations for the Trust, subject to the supervision of the Board of Trustees. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Trust combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are marked-to-market daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Trust's financial statements. Gains or losses are realized by the Trust at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Trust uses Forward Contracts to attempt to reduce the overall risk of its investments.
E. Federal income taxes - It is the Trust's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Trust intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
F. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2006, the following amounts were reclassified:

	Accumulated Undistributed Net Realized Gain (Loss) on Investment Transactions	Accumulated Undistributed Net Investment Income (Loss)	Additional Paid-in Capital

Ivy European Opportunities Fund	$–	$791,701	$(791,701)
Ivy International Fund	6,595,923	826,420	(7,422,343)
Ivy International Value Fund	–	56,145	(56,145)
Ivy Pacific Opportunities Fund	(361,627)	361,627	–
Ivy Small Cap Value Fund	(906,967)	906,967	–

Net investment income (loss) and net assets were not affected by this change.
G. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Trust's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management And Payments To Affiliated Persons

Ivy Investment Management Company (IICO), a wholly owned subsidiary of Waddell & Reed Financial, Inc. (WDR), serves as the investment manager for each Fund. Prior to March 8, 2005, IICO was known as Waddell & Reed Ivy Investment Company. IICO provides advice and supervises investments for which services it is paid a fee. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Ivy Balanced Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy Bond Fund	Up to $500 Million	0.525%
	Over $500 Million and up to $1 Billion	0.50%
	Over $1 Billion and up to $1.5 Billion	0.45%
	Over $1.5 Billion	0.40%

Ivy Cash Reserves Fund	All levels	0.40%

Ivy Cundill Global Value Fund	Up to $500 Million	1.00%
	Over $500 Million and up to $1 Billion	0.85%
	Over $1 Billion and up to $2 Billion	0.83%
	Over $2 Billion and up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy Dividend Income Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy European Opportunities Fund	Up to $250 Million	1.00%
	Over $250 Million up to $500 Million	0.85%
	Over $500 Million	0.75%

Ivy Global Natural Resources Fund	Up to $500 Million	1.00%
	Over $500 Million and up to $1 Billion	0.85%
	Over $1 Billion and up to $2 Billion	0.83%
	Over $2 Billion and up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy International Fund	Up to $1 Billion	0.85%
	Over $1 Billion up to $2 Billion	0.83%
	Over $2 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.70%

Ivy International Balanced Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy International Value Fund	Up to $1 Billion	0.85%
	Over $1 Billion and up to $2 Billion	0.83%
	Over $2 Billion and up to $3 Billion	0.80%
	Over $3 Billion	0.70%

Ivy Mortgage Securities Fund	Up to $500 Million	0.50%
	Over $500 Million and up to $1 Billion	0.45%
	Over $1 Billion and up to $1.5 Billion	0.40%
	Over $1.5 Billion	0.35%

Ivy Pacific Opportunities Fund	Up to $500 Million	1.00%
	Over $500 Million and up to $1 Billion	0.85%
	Over $1 Billion and up to $2 Billion	0.83%
	Over $2 Billion and up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy Real Estate Securities Fund	Up to $1 Billion	0.90%
	Over $1 Billion up to $2 Billion	0.87%
	Over $2 Billion up to $3 Billion	0.84%
	Over $3 Billion	0.80%

Ivy Small Cap Value Fund	Up to $1 Billion	0.85%
	Over $1 Billion up to $2 Billion	0.83%
	Over $2 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Ivy Value Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Prior to March 27, 2006, the fee was payable by Ivy International Fund and Ivy International Value Fund at the following annual rates:

Ivy International Fund	Up to $2 Billion	1.00%
	Over $2 Billion and up to $2.5 Billion	0.90%
	Over $2.5 Billion and up to $3 Billion	0.80%
	Over $3 Billion	0.70%

Ivy International Value Fund	Up to $500 Million	1.00%
	Over $500 Million to $1 Billion	0.85%
	Over $1 Billion up to $2 Billion	0.83%
	Over $2 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.76%

These fees are accrued daily and are paid monthly. However, IICO has voluntarily agreed to waive its management fee for Ivy Dividend Income Fund on any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

The Investment Advisory Agreement between the Trust on behalf of Global Natural Resources Fund and Mackenzie Financial Corporation (MFC) lapsed on February 28, 2003, due to an administrative error that was not discovered until late in 2003. Consequently, at a special shareholder meeting held on September 9, 2004, the shareholders of Global Natural Resources Fund, in conjunction with the authorization and recommendation of the Board of Trustees of Ivy Funds, approved the following: (i) a new investment management agreement between the Trust, on behalf of Global Natural Resources Fund and IICO, including a fee payable to IICO, by Global Natural Resources Fund, at an annual rate of 1.00% of Global Natural Resources Fund's average daily net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion; (ii) a subadvisory agreement between IICO and MFC with respect to Global Natural Resources Fund, including a fee payable to MFC, by IICO, at an annual rate of 0.50% of Global Natural Resources Fund's average daily net assets up to $500 million, 0.425% of net assets over $500 million and up to $1 billion, 0.415% of net assets over $1 billion and up to $2 billion, 0.40% of net assets over $2 billion and up to $3 billion, and 0.38% of net assets over $3 billion; (iii) the retention of fees paid and payment of fees payable for investment advisory services rendered by MFC for the period from March 1, 2003 through the effective date of the subadvisory agreement, September 9, 2004.

Cundill Investment Research Ltd. serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with IICO and receives a fee that is shown in the following table:

Fund	Net Asset Breakpoints	Annual Rate

Ivy Cundill Global Value Fund	On the first $500 Million	0.50%
	On the next $500 Million	0.425%
	On the next $1 Billion	0.415%
	On the next $1 Billion	0.40%
	On all assets exceeding $3 Billion	0.38%

Henderson Global Investors (North America) Inc. (HGINA) serves as subadvisor to Ivy European Opportunities Fund under an agreement with IICO. Henderson Investment Management Ltd., under a subadvisory agreement with HGINA, serves as subadvisor to the Fund. Prior to July 1, 2004 HGINA received a fee payable monthly at an annual rate of 0.45% of the first $100,000,000 of net assets and 0.40% thereafter of the portion of the Fund's average daily net assets managed by HGINA.

Effective July 1, 2004, HGINA receives a fee payable monthly at an annual rate of 0.50% of average net assets.

Advantus Capital Management, Inc. serves as subadvisor to Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund under an agreement with IICO and receives a fee equal to, on an annual basis, 0.27%, 0.30% and 0.55% of the respective Fund's average net assets.

State Street Research & Management Company (SSRM) served as subadvisor to Ivy Small Cap Value Fund under an agreement with IICO and received a fee equal to, on an annual basis, 0.50% of the Fund's average net assets.

MetLife, Inc., (MetLife), the parent company of State Street Research & Management Company (State Street) entered into an agreement in the fall of 2004 to sell SSRM Holding, Inc., and its subsidiary, State Street, to BlackRock, Inc. The sale was completed in January 2005, and, when completed, resulted in the automatic termination of the former investment subadvisory agreement for that Fund. IICO proposed to the Board of Trustees, and the Board approved, a new subadvisory agreement with BlackRock Financial Management, Inc., an indirect wholly owned subsidiary of BlackRock, Inc. At a special meeting of shareholders held January 27, 2005, the new agreement was also approved by shareholders.

BlackRock Financial Management, Inc. receives a fee equal to, on an annual basis, 0.50% of the Fund's average net assets.

Templeton Investment Counsel, LLC serves as subadvisor to Ivy International Balanced Fund under an agreement with IICO and receives a fee that is shown in the following table:

Fund	Net Asset Breakpoints	Annual Rate

Ivy International Balanced Fund	On the first $100 Million	0.50%
	All net assets exceeding $100 Million	0.40%

Pursuant to a Master Fund Accounting Services Agreement, IICO provides certain accounting and pricing services for each Fund. As of March 18, 2003, IICO assigned its responsibilities under the Accounting Services Agreement to Waddell & Reed Services Company (WRSCO), an indirect subsidiary of WDR. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B, Class C, Class I and Advisor Class shares, for each shareholder account that was in existence at any time during the prior month: Ivy Balanced Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund pay WRSCO a monthly fee of $1.5792; Ivy Bond Fund and Ivy Mortgage Securities Fund pay WRSCO a monthly fee of $1.6958; and Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund each pay the Agent a monthly fee of $1.5042. Ivy Cash Reserves Fund pays the Agent a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays the Agent a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. For Class R shares, each Fund pays the Agent a monthly fee at an annual rate of 0.20% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WRSCO if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. WRSCO pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Pursuant to an Administrative Services Agreement, IICO provides certain administrative services to each Fund. The administrative fee for each Fund is a monthly fee at the annual rate of 0.01% of each Fund's average daily net assets.

As principal underwriter for the Trust's shares, IFDI receives sales commissions (which are not an expense of the Trust) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to IFDI. During the fiscal year ended March 31, 2006, IFDI received the following amounts in sales commissions and CDSC:

	Sales Commissions	CDSC
		Class A	Class B	Class C

Ivy Balanced Fund	$148,332	$427	$3,450	$910
Ivy Bond Fund	180,569	7	2,052	839
Ivy Cash Reserves Fund	–	–	707	–
Ivy Cundill Global Value Fund	3,321,502	2,707	76,406	38,650
Ivy Dividend Income Fund	405,100	421	8,342	1,016
Ivy European Opportunities Fund	1,236,848	4,382	65,284	10,122
Ivy Global Natural Resources Fund	6,494,403	18,021	316,979	141,870
Ivy International Fund	49,897	–	7,048	25
Ivy International Balanced Fund	767,056	54	9,176	2,138
Ivy International Value Fund	284,005	–	3,959	779
Ivy Mortgage Securities Fund	1,310,686	1,986	12,995	11,766
Ivy Pacific Opportunities Fund	1,221,415	3,203	8,789	2,146
Ivy Real Estate Securities Fund	1,533,331	4,335	24,901	3,561
Ivy Small Cap Value Fund	503,192	656	10,707	745
Ivy Value Fund	321,942	1,846	4,935	695

With respect to Class A, Class B and Class C shares, IFDI pays sales commissions and all expenses in connection with the sale of the Trust's shares, except for registration fees and related expenses. During the fiscal year ended March 31, 2006, IFDI paid the following amounts:

Ivy Balanced Fund	$170,895
Ivy Bond Fund	198,724
Ivy Cash Reserves Fund	–
Ivy Cundill Global Value Fund	4,587,284
Ivy Dividend Income Fund	453,447
Ivy European Opportunities Fund	1,465,195
Ivy Global Natural Resources Fund	11,375,787
Ivy International Fund	65,607
Ivy International Balanced Fund	845,139
Ivy International Value Fund	394,968
Ivy Mortgage Securities Fund	1,464,588
Ivy Pacific Opportunities Fund	1,330,374
Ivy Real Estate Securities Fund	1,655,089
Ivy Small Cap Value Fund	551,309
Ivy Value Fund	336,746

Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (except for Ivy Cash Reserves Fund) may pay a distribution and/or service fee to IFDI in an amount not to exceed 0.25% of the Fund's average annual net assets attributable to that class. The fee is to be paid to reimburse IFDI for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under a Distribution and Service Plan for Class B and Class C shares adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (except for Ivy Cash Reserves Fund) may pay IFDI a service fee in an amount not to exceed 0.25% of the Fund's average annual net assets attributable to that class. The fee is to be paid to reimburse IFDI for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan for Class B shares and Class C shares adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (except for Ivy Cash Reserves Fund) may pay IFDI a distribution fee not to exceed 0.75% of the Fund's average annual net assets attributable to that class to compensate IFDI for its services in connection with the distribution of shares of that class. The Class B Plan and the Class C Plan each permit IFDI to receive compensation, through the distribution fee, for its distribution activities for that class.

Under the Class Y Plan, each Fund (except for Ivy Cash Reserves Fund) may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets attributable to that class to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintenance of Class Y shareholder accounts.

Under the Class R Plan, each Fund may pay IFDI a fee of up to 0.50%, on an annual basis, of the average daily net assets attributable to that class to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal service to Class R shareholders and/or maintenance of Class R shareholder accounts.

For Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, IICO has contractually agreed to reimburse a Fund's expenses, for the calendar year ended December 31, 2004, and for the following seven years, to the extent necessary to ensure that the Fund's annual operating expenses, when calculated at the Fund level, do not exceed 2.50% (0.85% through December 31, 2004, then 1.25% for Cash Reserves Fund) of the Fund's average net assets (excluding 12b-1 fees and certain other expenses.) During the fiscal year ended March 31, 2006, IICO reimbursed the Fund's expenses (in thousands) as shown in the following table:

Ivy Cash Reserves Fund	$55

IICO has agreed to reimburse Ivy Mortgage Securities Fund's 12b-1 expenses applicable to Class A shares to ensure that the Fund's annual operating expenses for Class A shares do not exceed 0.95% through September 30, 2005. During the fiscal year ended March 31, 2006, IICO reimbursed the Fund's expenses (in thousands) as shown in the following table:

Ivy Mortgage Securities Fund	$238

In addition, IFDI and WRSCO have voluntarily agreed to waive sufficient Fund expenses to ensure that the total annual fund operating expenses do not exceed the following levels for the specified funds/classes:

Fund and Class	Expense Limitation (as a percentage of average net assets of each Class)

Ivy Cundill Global Value Fund, Class A	1.90%
Ivy Cundill Global Value Fund, Class C	2.55%
Ivy Cundill Global Value Fund, Class Y	1.20%
Ivy Global Natural Resources Fund, Class A	1.70%
Ivy Global Natural Resources Fund, Class C	2.40%
Ivy Global Natural Resources Fund, Class Y	1.20%

During the fiscal year ended March 31, 2006, IFDI reimbursed the Fund's service fees (in thousands) as shown:

Ivy Cundill Global Value Fund, Class Y	$38
Ivy Global Natural Resources Fund, Class Y	84

The Fund paid Trustees' regular compensation of $268,088, which is included in other expenses.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended March 31, 2006 are summarized as follows:

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Cundill Global Value Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$40,296,385	$29,117,253	$340,868,972
Purchases of U.S. government securities	5,725,813	48,405,984	–
Purchases of short-term securities	804,897,617	570,446,770	4,262,871,420
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	52,631,870	18,875,731	23,318,734
Proceeds from maturities and sales of U.S. government securities	2,029,666	50,107,700	–
Proceeds from maturities and sales of short-term securities	805,954,098	573,847,874	4,214,633,711

	Ivy Dividend Income Fund	Ivy European Opportunities Fund	Ivy Global Natural Resources Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$31,615,170	$206,416,336	$3,349,089,656
Purchases of U.S. government securities	–	–	–
Purchases of short-term securities	883,468,086	2,970,350,514	11,377,926,330
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	9,064,474	166,659,345	2,123,315,624
Proceeds from maturities and sales of U.S. government securities	–	–	–
Proceeds from maturities and sales of short-term securities	881,264,324	2,994,092,728	11,378,929,233

	Ivy International Fund	Ivy International Balanced Fund	Ivy International Value Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$112,258,841	$40,517,971	$79,037,813
Purchases of U.S. government securities	–	–	–
Purchases of short-term securities	681,500,195	1,229,132,019	930,703,194
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	141,343,088	29,361,686	49,658,604
Proceeds from maturities and sales of U.S. government securities	–	–	–
Proceeds from maturities and sales of short-term securities	681,347,382	1,228,009,014	926,675,960

	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund	Ivy Real Estate Securities Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$81,758,775	$201,162,155	$211,375,157
Purchases of U.S. government securities	363,456,760	–	–
Purchases of short-term securities	2,541,299,342	953,444,090	944,824,810
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	39,754,702	107,429,556	140,656,287
Proceeds from maturities and sales of U.S. government securities	339,547,420	–	–
Proceeds from maturities and sales of short-term securities	2,549,393,456	948,257,500	939,282,497

	Ivy Small Cap Value Fund	Ivy Value Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$175,013,379	$54,451,403
Purchases of U.S. government securities	–	–
Purchases of short-term securities	765,955,387	444,853,112
Purchases of options	–	105,124
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	174,326,300	45,935,005
Proceeds from maturities and sales of U.S. government securities	–	–
Proceeds from maturities and sales of short-term securities	762,619,493	445,496,000
Proceeds from options	–	75,238

For Federal income tax purposes, cost of investments owned at March 31, 2006 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Ivy Balanced Fund	$85,491,267	$14,428,102	$1,033,650	$13,394,452
Ivy Bond Fund	59,848,413	160,548	1,504,240	(1,343,692)
Ivy Cash Reserves Fund	5,155,442	–	–	–
Ivy Cundill Global Value Fund	796,004,247	144,371,451	20,602,242	123,769,209
Ivy Dividend Income Fund	67,618,941	17,379,155	602,786	16,776,369
Ivy European Opportunities Fund	253,331,139	90,347,355	9,860,894	80,486,461
Ivy Global Natural Resources Fund	2,674,675,567	722,571,390	11,685,595	710,885,795
Ivy International Fund	174,687,717	59,919,550	758,620	59,160,930
Ivy International Balanced Fund	107,282,585	20,658,627	1,764,685	18,893,942
Ivy International Value Fund	78,704,316	18,837,886	244,004	18,593,882
Ivy Mortgage Securities Fund	301,161,317	1,245,998	8,390,345	(7,144,347)
Ivy Pacific Opportunities Fund	186,374,679	41,032,675	2,105,813	38,926,862
Ivy Real Estate Securities Fund	368,399,900	133,839,458	1,127,722	132,711,736
Ivy Small Cap Value Fund	111,986,332	16,878,009	1,404,657	15,473,352
Ivy Value Fund	69,629,444	10,954,355	1,205,529	9,748,826

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended March 31, 2006 and the related Capital Loss Carryover and post-October activity were as follows:

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Cash Reserves Fund

Net ordinary income	$1,023,512	$2,232,116	$132,132
Distributed ordinary income	939,508	2,232,474	134,548
Undistributed ordinary income	135,433	29,458	4,624

Realized long-term capital gains	–	–	–
Distributed long-term capital gains	–	–	–
Undistributed long-term capital gains	–	–	–

Capital loss carryover	–	–	–

Post-October losses deferred	–	317,165	–

	Ivy Cundill Global Value Fund	Ivy Dividend Income Fund	Ivy European Opportunities Fund

Net ordinary income	$15,337,501	$442,427	$636,432
Distributed ordinary income	15,451,789	426,737	636,432
Undistributed ordinary income	114,827	39,689	–

Realized long-term capital gains	18,488,348	–	–
Distributed long-term capital gains	15,650,361	138,435	–
Undistributed long-term capital gains	3,596,793	–	–

Capital loss carryover	–	179,769	–

Post-October losses deferred	–	–	–

	Ivy Global Natural Resources Fund	Ivy International Fund	Ivy International Balanced Fund

Net ordinary income	$135,371,619	$144,755	$4,471,422
Distributed ordinary income	101,176,422	144,755	3,209,232
Undistributed ordinary income	110,003,336	–	1,520,930

Realized long-term capital gains	79,698,894	–	4,959,351
Distributed long-term capital gains	34,655,535	–	3,943,335
Undistributed long-term capital gains	49,157,944	–	2,728,786

Capital loss carryover	–	–	–

Post-October losses deferred	1,346,087	–	–

	Ivy International Value Fund	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund

Net ordinary income	$–	$11,160,756	$5,768,344
Distributed ordinary income	–	11,110,574	905,339
Undistributed ordinary income	–	171,655	4,863,005

Realized long-term capital gains	–	–	2,307,247
Distributed long-term capital gains	–	–	705,425
Undistributed long-term capital gains	–	–	1,601,822

Capital loss carryover	–	164,447	–

Post-October losses deferred	–	664,938	97,573

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Net ordinary income	$9,033,062	$3,748,108	$465,651
Distributed ordinary income	9,460,563	387,240	503,885
Undistributed ordinary income	1,908,079	3,360,868	29,140

Realized long-term capital gains	11,385,412	10,517,925	475,195
Distributed long-term capital gains	10,320,484	20,474,055	–
Undistributed long-term capital gains	5,490,304	1,066,976	475,195

Capital loss carryover	–	–	–

Post-October losses deferred	266	–	–

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital Loss Carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Dividend Income Fund

March 31, 2009	$–	$28,681	$–
March 31, 2010	3,228,915	–	–
March 31, 2014	–	–	179,769

Total carryover	$3,228,915	$28,681	$179,769

	Ivy European Opportunities Fund	Ivy Global Natural Resources Fund	Ivy International Fund

March 31, 2007	$–	$143,237	$–
March 31, 2008	–	–	814,927
March 31, 2009	–	–	111,513,617
March 31, 2010	19,525,164	167,845	146,210,535
March 31, 2011	12,058,021	–	47,213,802
March 31, 2012	–	–	–

Total carryover	$31,583,185	$311,082	$305,752,881

	Ivy International Value Fund	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund

March 31, 2007	$–	$–	$157,220
March 31, 2008	–	–	157,220
March 31, 2009	–	–	157,220
March 31, 2010	–	–	157,220
March 31, 2011	1,139,666	–	–
March 31, 2012	2,150,883	–	–
March 31, 2014	–	164,447	–

Total carryover	$3,290,549	$164,447	$628,880

Ivy Developing Markets Fund was merged into Ivy Pacific Opportunities Fund as of June 16, 2003. At the time of the merger, Ivy Developing Markets Fund had capital loss carryovers available to offset future gains of the Ivy Pacific Opportunities Fund. These carryovers are limited to $157,220 for each period ending from March 31, 2007 through 2010 plus any unused limitations from prior years.

Ivy International Growth Fund was merged into Ivy International Fund as of March 27, 2006 (see Note 8). At the time of the merger, Ivy International Growth Fund had capital loss carryovers available to offset future gains of the Ivy International Fund. These carryovers are limited to $4,168,614 for the period ending March 31, 2007 and $3,234,412 for each period ending from March 31, 2008 through 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

Note 5 - Multiclass Operations

Each Fund within the Trust (other than Ivy Cash Reserves Fund) offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. In addition, Ivy Global Natural Resources Fund and Ivy Real Estate Securities Fund offers Class R shares, which also have equal rights as to assets and voting privileges. Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund also offered Advisor Class shares and Ivy Cundill Global Value Fund and Ivy International Fund also offered Class I shares. Advisor Class and Class I shares are no longer available for investment. Ivy Cash Reserves Fund Class A is closed to new investors. Ivy Cash Reserves Fund Class B and Class C are both closed to direct investment. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectuses and the Statement of Additional Information for the Trust.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended March 31, 2006 are summarized below. Amounts are in thousands.

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Cash Reserves Fund

Shares issued from sale of shares:
Class A	699	1,197	1,170
Class B	61	104	199
Class C	93	154	38
Class Y	268	2	NA
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	33	84	95
Class B	– *	3	30
Class C	– *	3	2
Class Y	29	– *	NA
Shares redeemed:
Class A	(836)	(586)	(1,721)
Class B	(37)	(36)	(553)
Class C	(26)	(40)	(57)
Class Y	(960)	(4)	NA

Increase (decrease) in outstanding capital shares	(676)	881	(797)

Value issued from sale of shares:
Class A	$10,172	$12,586	$1,170
Class B	873	1,089	199
Class C	1,351	1,620	38
Class Y	3,925	24	NA
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	493	885	95
Class B	1	30	30
Class C	1	33	2
Class Y	423	1	NA
Value redeemed:
Class A	(12,215)	(6,143)	(1,721)
Class B	(531)	(378)	(553)
Class C	(386)	(424)	(57)
Class Y	(13,920)	(39)	NA

Increase (decrease) in outstanding capital	$(9,813)	$9,284	$(797)

*Not shown due to rounding

	Ivy Cundill Global Value Fund	Ivy Dividend Income Fund	Ivy European Opportunities Fund

Shares issued from sale of shares:
Class A	20,739	2,368	3,307
Class B	1,345	173	262
Class C	7,470	352	406
Class Y	775	25	67
Advisor Class	– *	NA	–
Class I	–	NA	NA
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,449	34	45
Class B	113	1	–
Class C	419	3	–
Class Y	45	1	1
Advisor Class	9	NA	1
Class I	– *	NA	NA
Shares redeemed:
Class A	(5,174)	(796)	(2,346)
Class B	(451)	(142)	(388)
Class C	(1,104)	(214)	(481)
Class Y	(483)	(60)	(86)
Advisor Class	(20)	NA	(75)
Class I	(4)	NA	NA

Increase in outstanding capital shares	25,128	1,745	713

Value issued from sale of shares:
Class A	$301,972	$31,516	$96,107
Class B	19,035	2,256	7,330
Class C	106,253	4,637	11,400
Class Y	11,417	348	1,934
Advisor Class	2	NA	–
Class I	–	NA	NA
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	21,288	459	1,325
Class B	1,631	20	–
Class C	6,019	37	–
Class Y	655	12	27
Advisor Class	134	NA	30
Class I	1	NA	NA
Value redeemed:
Class A	(75,706)	(10,687)	(68,210)
Class B	(6,439)	(1,916)	(10,777)
Class C	(15,720)	(2,854)	(13,590)
Class Y	(7,160)	(845)	(2,464)
Advisor Class	(292)	NA	(2,190)
Class I	(50)	NA	NA

Increase in outstanding capital	$363,040	$22,983	$20,922

*Not shown due to rounding.

	Ivy Global Natural Resources Fund	Ivy International Fund	Ivy International Balanced Fund

Shares issued from sale of shares:
Class A	44,945	824	4,510
Class B	3,329	45	205
Class C	14,993	32	458
Class Y	3,174	8	37
Class R	4	NA	NA
Advisor Class	–	–	NA
Class I	NA	–	NA
Shares issued in connection with merger of Ivy International Growth Fund:
Class A	NA	622	NA
Class B	NA	159	NA
Class C	NA	1,691	NA
Class Y	NA	198	NA
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	3,194	29	377
Class B	359	–	17
Class C	1,265	–	29
Class Y	120	– *	2
Class R	–	NA	NA
Advisor Class	1	–	NA
Class I	NA	– *	NA
Shares redeemed:
Class A	(9,897)	(1,603)	(4,132)
Class B	(958)	(540)	(63)
Class C	(2,318)	(101)	(136)
Class Y	(395)	(10)	(23)
Class R	(–)	NA	NA
Advisor Class	(9)	(–)	NA
Class I	NA	(5)	NA

Increase in outstanding capital shares	57,807	1,349	1,281

*Not shown due to rounding.

Value issued from sale of shares:
Class A	$1,165,684	$20,366	$66,425
Class B	80,686	1,077	3,002
Class C	361,451	786	6,699
Class Y	83,597	197	545
Class R	100	NA	NA
Advisor Class	–	–	NA
Class I	NA	–	NA
Value issued in connection with merger of Ivy International Growth Fund:
Class A	NA	18,225	NA
Class B	NA	4,308	NA
Class C	NA	45,833	NA
Class Y	NA	5,818	NA
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	83,464	770	5,444
Class B	8,924	–	236
Class C	30,828	–	417
Class Y	3,158	3	31
Class R	–	NA	NA
Advisor Class	13	–	NA
Class I	NA	2	NA
Value redeemed:
Class A	(252,205)	(40,726)	(60,740)
Class B	(22,930)	(11,967)	(934)
Class C	(55,523)	(2,389)	(1,987)
Class Y	(10,323)	(274)	(334)
Class R	(–)	NA	NA
Advisor Class	(219)	(–)	NA
Class I	NA	(121)	NA

Increase in outstanding capital	$1,476,705	$41,908	$18,804

	Ivy International Value Fund	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund

Shares issued from sale of shares:
Class A	3,440	11,305	8,544
Class B	321	527	437
Class C	515	1,124	795
Class Y	59	416	229
Advisor Class	–	NA	–
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	–	813	109
Class B	–	27	6
Class C	–	51	8
Class Y	–	27	3
Advisor Class	–	NA	– *
Shares redeemed:
Class A	(610)	(6,495)	(1,357)
Class B	(1,113)	(182)	(262)
Class C	(146)	(537)	(164)
Class Y	(20)	(247)	(72)
Advisor Class	(3)	NA	(1)

Increase in outstanding capital shares	2,443	6,829	8,275

Value issued from sale of shares:
Class A	$46,962	$120,577	$107,057
Class B	4,021	5,628	5,106
Class C	6,847	12,002	9,476
Class Y	800	4,437	2,865
Advisor Class	–	NA	–
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	–	8,651	1,371
Class B	–	287	67
Class C	–	542	97
Class Y	–	283	33
Advisor Class	–	NA	– *
Value redeemed:
Class A	(8,349)	(69,143)	(16,746)
Class B	(13,321)	(1,932)	(2,947)
Class C	(1,794)	(5,707)	(1,903)
Class Y	(276)	(2,626)	(879)
Advisor Class	(32)	NA	(8)

Increase in outstanding capital	$34,858	$72,999	$103,589

*Not shown due to rounding.

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Shares issued from sale of shares:
Class A	4,941	1,808	1,674
Class B	233	145	161
Class C	299	186	110
Class Y	2,267	268	90
Class R	5	NA	NA
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	456	918	20
Class B	24	75	– *
Class C	26	107	– *
Class Y	436	273	10
Class R	– *	NA	NA
Shares redeemed:
Class A	(2,833)	(1,356)	(828)
Class B	(161)	(97)	(48)
Class C	(169)	(135)	(48)
Class Y	(1,526)	(495)	(654)
Class R	(–)	NA	NA

Increase in outstanding capital shares	3,998	1,697	487

Value issued from sale of shares:
Class A	$102,220	$30,229	$27,487
Class B	4,734	2,371	2,626
Class C	6,148	3,069	1,795
Class Y	47,284	4,497	1,477
Class R	100	NA	NA
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	9,405	13,765	334
Class B	484	1,091	1
Class C	540	1,564	2
Class Y	9,017	4,120	160
Class R	– *	NA	NA
Value redeemed:
Class A	(56,847)	(22,367)	(13,682)
Class B	(3,275)	(1,545)	(784)
Class C	(3,453)	(2,217)	(792)
Class Y	(31,009)	(8,255)	(10,866)
Class R	(–)	NA	NA

Increase in outstanding capital	$85,348	$26,322	$7,758

*Not shown due to rounding.

Transactions in capital stock for the fiscal year ended March 31, 2005 are summarized below. Amounts are in thousands.

	Ivy Balanced Fund	Ivy Bond Fund	Ivy Cash Reserves Fund

Shares issued from sale of shares:
Class A	705	3,057	1,367
Class B	104	75	144
Class C	52	56	43
Class Y	292	1	NA
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	36	62	37
Class B	– *	1	12
Class C	– *	1	1
Class Y	42	– *	NA
Shares redeemed:
Class A	(747)	(554)	(2,727)
Class B	(22)	(32)	(1,844)
Class C	(11)	(15)	(120)
Class Y	(1,134)	(– )*	NA

Increase (decrease) in outstanding capital shares	(683)	2,652	(3,087)

Value issued from sale of shares:
Class A	$9,634	$32,423	$1,367
Class B	1,406	801	144
Class C	710	592	43
Class Y	3,944	9	NA
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	497	654	37
Class B	– *	12	12
Class C	1	7	1
Class Y	585	1	NA
Value redeemed:
Class A	(10,162)	(5,869)	(2,727)
Class B	(301)	(344)	(1,844)
Class C	(147)	(160)	(120)
Class Y	(15,402)	(– )*	NA

Increase (decrease) in outstanding capital	$(9,235)	$28,126	$(3,087)

*Not shown due to rounding.

	Ivy Cundill Global Value Fund	Ivy Dividend Income Fund	Ivy European Opportunities Fund

Shares issued from sale of shares:
Class A	20,804	1,574	4,750
Class B	2,064	311	479
Class C	5,578	452	777
Class Y	733	36	132
Advisor Class	–	NA	–
Class I	–	NA	–
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	84	22	2
Class B	–	1	–
Class C	–	3	–
Class Y	6	1	– *
Advisor Class	2	NA	– *
Class I	– *	NA	–
Shares redeemed:
Class A	(2,298)	(452)	(2,328)
Class B	(254)	(82)	(456)
Class C	(367)	(140)	(395)
Class Y	(190)	(6)	(159)
Advisor Class	(26)	NA	(44)
Class I	(– )*	NA	(1)

Increase in outstanding capital shares	26,136	1,720	2,757

Value issued from sale of shares:
Class A	$269,480	$18,135	$118,574
Class B	26,210	3,554	11,437
Class C	70,739	5,153	19,090
Class Y	9,350	413	3,295
Advisor Class	–	NA	–
Class I	–	NA	–
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,105	266	60
Class B	–	15	–
Class C	–	29	–
Class Y	73	12	5
Advisor Class	26	NA	9
Class I	1	NA	–
Value redeemed:
Class A	(30,012)	(5,148)	(52,016)
Class B	(3,273)	(925)	(10,700)
Class C	(4,678)	(1,611)	(9,153)
Class Y	(2,455)	(72)	(3,757)
Advisor Class	(331)	NA	(1,063)
Class I	(– )*	NA	(19)

Increase in outstanding capital	$336,235	$19,821	$75,762

*Not shown due to rounding.

	Ivy Global Natural Resources Fund	Ivy International Fund	Ivy International Balanced Fund

Shares issued from sale of shares:
Class A	33,383	1,339	2,674
Class B	3,977	42	202
Class C	11,806	18	269
Class Y	887	4	18
Advisor Class	–	–	NA
Class I	NA	–	NA
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	4	–	67
Class B	–	–	1
Class C	–	–	2
Class Y	2	–	1
Advisor Class	– *	–	NA
Class I	NA	–	NA
Shares redeemed:
Class A	(4,761)	(1,840)	(657)
Class B	(683)	(1,669)	(13)
Class C	(998)	(146)	(22)
Class Y	(145)	(1)	(6)
Advisor Class	(8)	(–)	NA
Class I	NA	(16)	NA

Increase (decrease) in outstanding capital shares	43,464	(2,269)	2,536

Value issued from sale of shares:
Class A	$680,402	$28,952	$37,440
Class B	77,922	842	2,773
Class C	230,194	369	3,761
Class Y	18,430	100	250
Advisor Class	–	–	NA
Class I	NA	–	NA
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	88	–	927
Class B	–	–	19
Class C	–	–	19
Class Y	36	–	6
Advisor Class	– *	–	NA
Class I	NA	–	NA
Value redeemed:
Class A	(93,035)	(39,902)	(9,401)
Class B	(13,133)	(33,648)	(179)
Class C	(18,671)	(2,939)	(305)
Class Y	(3,069)	(22)	(73)
Advisor Class	(167)	(–)	NA
Class I	NA	(345)	NA

Increase (decrease) in outstanding capital	$878,997	$(46,593)	$35,237

*Not shown due to rounding.

	Ivy International Value Fund	Ivy Mortgage Securities Fund	Ivy Pacific Opportunities Fund

Shares issued from sale of shares:
Class A	838	8,854	3,999
Class B	146	620	475
Class C	75	1,151	558
Class Y	14	343	80
Advisor Class	–	NA	–
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	–	543	–
Class B	–	12	–
Class C	–	18	–
Class Y	–	15	–
Advisor Class	–	NA	–
Shares redeemed:
Class A	(322)	(4,069)	(1,038)
Class B	(897)	(95)	(443)
Class C	(210)	(162)	(135)
Class Y	(3)	(103)	(51)
Advisor Class	(1)	NA	(– )*

Increase (decrease) in outstanding capital shares	(360)	7,127	3,445

Value issued from sale of shares:
Class A	$9,042	$95,510	$39,380
Class B	1,471	6,689	4,135
Class C	757	12,425	5,254
Class Y	151	3,707	807
Advisor Class	–	NA	–
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	–	5,841	–
Class B	–	125	–
Class C	–	193	–
Class Y	–	166	–
Advisor Class	–	NA	–
Value redeemed:
Class A	(3,386)	(43,810)	(9,843)
Class B	(8,744)	(1,018)	(3,806)
Class C	(2,025)	(1,742)	(1,213)
Class Y	(34)	(1,109)	(483)
Advisor Class	(13)	NA	(1)

Increase (decrease) in outstanding capital	$(2,781)	$76,977	$34,230

*Not shown due to rounding.

	Ivy Real Estate Securities Fund	Ivy Small Cap Value Fund	Ivy Value Fund

Shares issued from sale of shares:
Class A	6,630	3,066	1,569
Class B	473	273	144
Class C	500	367	146
Class Y	3,278	453	176
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	270	221	16
Class B	16	15	–
Class C	19	24	–
Class Y	368	102	13
Shares redeemed:
Class A	(959)	(3,279)	(2,650)
Class B	(42)	(26)	(22)
Class C	(81)	(28)	(20)
Class Y	(837)	(613)	(459)

Increase (decrease) in outstanding capital shares	9,635	575	(1,087)

Value issued from sale of shares:
Class A	$116,982	$50,982	$23,975
Class B	8,297	4,499	2,179
Class C	8,735	6,037	2,186
Class Y	57,602	7,597	2,650
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	5,050	3,786	258
Class B	294	256	–
Class C	349	406	–
Class Y	6,844	1,741	210
Value redeemed:
Class A	(16,753)	(53,635)	(41,999)
Class B	(740)	(433)	(337)
Class C	(1,417)	(471)	(304)
Class Y	(13,675)	(10,083)	(7,131)

Increase (decrease) in outstanding capital	$171,568	$10,682	$(18,313)

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Ivy Value Fund, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2005	333	$28,207
Options written	3,704	226,774
Options terminated in closing purchase transactions	(96)	(4,308)
Options exercised	(555)	(49,983)
Options expired	(2,966)	(176,168)

Outstanding at March 31, 2006	420	$24,522

For Ivy Value Fund, transactions in written put options were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2005	62	$7,564
Options written	2,876	131,631
Options terminated in closing purchase transactions	(471)	(12,934)
Options exercised	(86)	(10,732)
Options expired	(2,014)	(85,887)

Outstanding at March 31, 2006	367	$29,642

NOTE 7 - Futures

The Trust may engage in buying and selling futures contracts. Upon entering into a futures contract, the Trust is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Trust each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Trust as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Trust uses futures to attempt to reduce the overall risk of its investments.

NOTE 8 - Acquisition of Ivy International Growth Fund

On March 27, 2006, Ivy International Fund acquired all the net assets of Ivy International Growth Fund pursuant to a plan of reorganization approved by the shareholders of Ivy International Growth Fund on March 17, 2006. The acquisition was accomplished by a tax-free exchange of 2,671,036 shares of Ivy International Fund (valued at $74,183,759) for the 5,422,375 shares of Ivy International Growth Fund outstanding on March 27, 2006. Ivy International Growth Fund had net assets of $74,183,759, including $17,373,263 of net unrealized appreciation in value of investments and $37,072,675 of accumulated net realized losses on investments, which were combined with those of Ivy International Fund. The aggregate net assets of Ivy International Fund and Ivy International Growth Fund immediately before the acquisition were $155,403,615 and $74,183,759, respectively. The aggregate net assets of Ivy International Fund and Ivy International Growth Fund immediately following the acquisition were $229,587,374 and $0, respectively.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Balanced Fund, Bond Fund, Cash Reserves Fund, Cundill Global Value Fund, Dividend Income Fund, European Opportunities Fund, Global Natural Resources Fund, International Fund, International Balanced Fund, International Value Fund, Mortgage Securities Fund, Pacific Opportunities Fund, Real Estate Securities Fund, Small Cap Value Fund and Value Fund (collectively the "Funds") comprising Ivy Funds, as of March 31, 2006, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented (except as noted below). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Real Estate Securities Fund, Small Cap Value Fund and Value Fund for each of the periods ended July 31, 2003 and prior were audited by other auditors whose report, dated September 5, 2003, expressed an unqualified opinion on those financial highlights. The financial highlights of the Balanced Fund, Bond Fund, International Balanced Fund and Mortgage Securities Fund for each of the periods ended September 30, 2003 and prior were audited by other auditors whose report, dated November 7, 2003, expressed an unqualified opinion on those financial highlights. The financial highlights of the Cash Reserves Fund, Cundill Global Value Fund, European Opportunities Fund, Global Natural Resources Fund, International Fund, International Value Fund and Pacific Opportunities Fund for the period ended December 31, 2001 were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of Ivy Funds, as of March 31, 2006, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented (except as noted above in reference to the reports of other auditors), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2006

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in the Funds shown on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals				For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	1250 Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain	1250 Gain

Ivy Balanced Fund Class A
6-15-05	$0.02800	$0.02800	$–	$–	$–	$0.02800	$–	$–	$–
9-14-05	0.03000	0.03000	–	–	–	0.03000	–	–	–
12-14-05	0.04200	0.04200	–	–	–	0.04200	–	–	–
3-15-06	0.03500	0.03500	–	–	–	0.03500	–	–	–

Total	$0.13500	$0.13500	$–	$–	$–	$0.13500	$–	$–	$–

Class B
6-15-05	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	0.00500	0.00500	–	–	–	0.00500	–	–	–
3-15-06	–	–	–	–	–	–	–	–	–

Total	$0.00500	$0.00500	$–	$–	$–	$0.00500	$–	$–	$–

Class C
6-15-05	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	0.01000	0.01000	–	–	–	0.01000	–	–	–
3-15-06	–	–	–	–	–	–	–	–	–

Total	$0.01000	$0.01000	$–	$–	$–	$0.01000	$–	$–	$–

Class Y
6-15-05	$0.03400	$0.03400	$–	$–	$–	$0.03400	$–	$–	$–
9-14-05	0.03600	0.03600	–	–	–	0.03600	–	–	–
12-14-05	0.04800	0.04800	–	–	–	0.04800	–	–	–
3-15-06	0.04100	0.04100	–	–	–	0.04100	–	–	–

Total	$0.15900	$0.15900	$–	$–	$–	$0.15900	$–	$–	$–

Ivy Cundill Global Value Fund Class A
12-14-05	$0.64950	$0.21800	$0.12250	$0.30900	$–	$0.12080	$0.21970	$0.30900	$–

Class B
12-14-05	$0.51150	$0.12970	$0.07280	$0.30900	$–	$0.07180	$0.13070	$0.30900	$–

Class C
12-14-05	$0.54550	$0.15140	$0.08510	$0.30900	$–	$0.08390	$0.15260	$0.30900	$–

Class Y
12-14-05	$0.70850	$0.25580	$0.14370	$0.30900	$–	$0.14170	$0.25780	$0.30900	$–

Advisor Class
12-14-05	$0.68450	$0.24040	$0.13510	$0.30900	$–	$0.13320	$0.24230	$0.30900	$–

Class I
12-14-05	$0.70250	$0.25200	$0.14150	$0.30900	$–	$0.13960	$0.25390	$0.30900	$–

Ivy Dividend Income Fund Class A
6-15-05	$0.02000	$0.02000	$–	$–	$–	$0.02000	$–	$–	$–
9-14-05	0.02200	0.02200	–	–	–	0.02200	–	–	–
12-14-05	0.06850	0.04250	–	0.02600	–	0.04250	–	0.02600	–
3-15-06	0.02500	0.02500	–	–	–	0.02500	–	–	–

Total	$0.13550	$0.10950	$–	$0.02600	$–	$0.10950	$–	$0.02600	$–

Class B
6-15-05	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	0.03850	0.01250	–	0.02600	–	0.01250	–	0.02600	–
3-15-06	–	–	–	–	–	–	–	–	–

Total	$0.03850	$0.01250	$-	$0.02600	$–	$0.01250	$–	$0.02600	$–

Class C
6-15-05	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	0.03950	0.01350	–	0.02600	–	0.01350	–	0.02600	–
3-15-06	–	–	–	–	–	–	–	–	–

Total	$0.03950	$0.01350	$–	$0.02600	$–	$0.01350	$–	$0.02600	$–

Class Y
6-15-05	$0.02400	$0.02400	$–	$–	$–	$0.02400	$–	$–	$–
9-14-05	0.02700	0.02700	–	–	–	0.02700	–	–	–
12-14-05	0.07250	0.04650	–	0.02600	–	0.04650	–	0.02600	–
3-15-06	0.02900	0.02900	–	–	–	0.02900	–	–	–

Total	$0.15250	$0.12650	$–	$0.02600	$–	$0.12650	$–	$0.02600	$–

Ivy European Opportunities Fund Class A
12-14-05	$0.20000	$0.20000	$–	$–	$–	$–	$0.20000	$–	$–

Class B
12-14-05	$–	$–	$–	$–	$–	$–	$–	$–	$–

Class C
12-14-05	$–	$–	$–	$–	$–	$–	$–	$–	$–

Class Y
12-14-05	$0.25000	$0.25000	$–	$–	$–	$–	$0.25000	$–	$–

Advisor Class
12-14-05	$0.33600	$0.33600	$–	$–	$–	$–	$0.33600	$–	$–

Ivy Global Natural Resources Fund Class A
12-14-05	$1.52430	$0.26680	$0.86980	$0.38770	$–	$0.05970	$1.07690	$0.38770	$–

Class B
12-14-05	$1.52430	$0.26680	$0.86980	$0.38770	$–	$0.05970	$1.07690	$0.38770	$–

Class C
12-14-05	$1.52430	$0.26680	$0.86980	$0.38770	$–	$0.05970	$1.07690	$0.38770	$–

Class Y
12-14-05	$1.52430	$0.26680	$0.86980	$0.38770	$–	$0.05970	$1.07690	$0.38770	$–

Advisor Class
12-14-05	$1.52430	$0.26680	$0.86980	$0.38770	$–	$0.05970	$1.07690	$0.38770	$–

Ivy International Fund Class A
12-14-05	$0.17000	$0.01700	$–	$–	$–	$0.00040	$0.16960	$–	$–

Class B
12-14-05	$–	$–	$–	$–	$–	$–	$–	$–	$–

Class C
12-14-05	$–	$–	$–	$–	$–	$–	$–	$–	$–

Class Y
12-14-05	$0.17400	$0.17400	$–	$–	$–	$0.00040	$0.17360	$–	$–

Advisor Class
12-14-05	$–	$–	$–	$–	$–	$–	$–	$–	$–

Class I
12-14-05	$0.23100	$0.23100	$–	$–	$–	$0.00060	$0.23040	$–	$–

Ivy International Balanced Fund Class A
6-15-05	$0.05420	$0.04520	$0.00900	$–	$–	$–	$0.05420	$–	$–
9-14-05	0.05420	0.03250	0.02170	–	–	–	0.05420	–	–
12-14-05	0.75310	0.15430	0.10320	0.49560	–	–	0.25750	0.49560	–
3-15-06	0.06000	0.00011	0.05989	–	–	–	0.06000	–	–

Total	$0.92150	$0.23211	$0.19379	$0.49560	$–	$–	$0.42590	$0.49560	$–

Class B
6-15-05	$0.01220	$0.01020	$0.00200	$–	$–	$–	$0.01220	$–	$–
9-14-05	0.01020	0.00610	0.00410	–	–	–	0.01020	–	–
12-14-05	0.71010	0.12850	0.08600	0.49560	–	–	0.21450	0.49560	–
3-15-06	0.02000	0.00004	0.01996	–	–	–	0.02000	–	–

Total	$0.75250	$0.14484	$0.11206	$0.49560	$–	$–	$0.25690	$0.49560	$–

Class C
6-15-05	$0.01920	$0.01600	$0.00320	$–	$–	$–	$0.01920	$–	$–
9-14-05	0.02120	0.01270	0.00850	–	–	–	0.02120	–	–
12-14-05	0.72110	0.13510	0.09040	0.49560	–	–	0.22550	0.49560	–
3-15-06	0.03000	0.00006	0.02994	–	–	–	0.03000	–	–

Total	$0.79150	$0.16386	$0.13204	$0.49560	$–	$–	$0.29590	$0.49560	$–

Class Y
6-15-05	$0.05420	$0.04520	$0.00900	$–	$–	$–	$0.05420	$–	$–
9-14-05	0.05620	0.03370	0.02250	–	–	–	0.05620	–	–
12-14-05	0.75410	0.15490	0.10360	0.49560	–	–	0.25850	0.49560	–
3-15-06	0.06200	0.00012	0.06188	–	–	–	0.06200	–	–

Total	$0.92650	$0.23392	$0.19698	$0.49560	$–	$–	$0.43090	$0.49560	$–

Ivy Pacific Opportunities Fund Class A
12-14-05	$0.14460	$0.08390	$–	$0.06070	$–	$–	$0.08390	$0.06070	$–

Class B
12-14-05	$0.10060	$0.03990	$–	$0.06070	$–	$–	$0.03990	$0.06070	$–

Class C
12-14-05	$0.10060	$0.03990	$–	$0.06070	$–	$–	$0.03990	$0.06070	$–

Class Y
12-14-05	$0.17360	$0.11290	$–	$0.06070	$–	$–	$0.11290	$0.06070	$–

Advisor Class
12-14-05	$0.21060	$0.14990	$–	$0.06070	$–	$–	$0.14990	$0.06070	$–

Ivy Real Estate Securities Fund Class A
6-15-05	$0.05000	$0.00040	$0.04960	$–	$–	$0.00040	$0.04960	$–	$–
9-14-05	0.04000	0.00030	0.03970	–	–	0.00030	0.03970	–	–
12-14-05	0.85500	0.00290	0.33800	0.45275	0.06135	0.00290	0.33800	0.45275	0.06135
3-15-06	0.03000	0.00260	0.02740	–	–	0.00260	0.02740	–	–

Total	$0.97500	$0.00620	$0.45470	$0.45275	$0.06135	$0.00620	$0.45470	$0.45275	$0.06135

Class B
6-15-05	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	0.80100	0.00250	0.28440	0.45275	0.06135	0.00250	0.28440	0.45275	0.06135
3-15-06	–	–	–	–	–	–	–	–	–

Total	$0.80100	$0.00250	$0.28440	$0.45275	$0.06135	$0.00250	$0.28440	$0.45275	$0.06135

Class C
6-15-05	$0.00800	$0.00010	$0.00790	$–	$–	$0.00010	$0.00790	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	0.81100	0.00250	0.29440	0.45275	0.06135	0.00250	0.29440	0.45275	0.06135
3-15-06	–	–	–	–	–	–	–	–	–

Total	$0.81900	$0.00260	$0.30230	$0.45275	$0.06135	$0.00260	$0.30230	$0.45275	$0.06135

Class Y
6-15-05	$0.06400	$0.00050	$0.06350	$–	$–	$0.00050	$0.06350	$–	$–
9-14-05	0.05300	0.00050	0.05250	–	–	0.00050	0.05250	–	–
12-14-05	0.86800	0.00300	0.35090	0.45275	0.06135	0.00300	0.35090	0.45275	0.06135
3-15-06	0.04600	0.00400	0.04200	–	–	0.00400	0.04200	–	–

Total	$1.03100	$0.00800	$0.50890	$0.45275	$0.06135	$0.00800	$0.50890	$0.45275	$0.06135

Class R
6-15-05	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	–	–	–	–	–	–	–	–	–
3-15-06	0.02800	0.00250	0.02550	–	–	0.00250	0.02550	–	–

Total	$0.02800	$0.00250	$0.02550	$–	$–	$0.00250	$0.02550	$–	$–

Ivy Small Cap Value Fund Class A, B, C and Y
6-15-05	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	3.15150	0.04550	0.01300	3.09300	–	0.04610	0.01240	3.09300	–
3-15-06	–	–	–	–	–	–	–	–	–

Total	$3.15150	$0.04550	$0.01300	$3.09300	$–	$0.04610	$0.01240	$0.09300	$–

Ivy Value Fund Class A
6-15-05	$0.02600	$0.02600	$–	$–	$–	$0.02600	$–	$–	$–
9-14-05	0.02800	0.02800	–	–	–	0.02800	–	–	–
12-14-05	0.04500	0.04500	–	–	–	0.04500	–	–	–
3-15-06	0.01000	0.01000	–	–	–	0.01000	–	–	–

Total	$0.10900	$0.10900	$–	$–	$–	$0.10900	$–	$–	$–

Class B
6-15-05	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	0.00500	0.00500	–	–	–	0.00500	–	–	–
3-15-06	–	–	–	–	–	–	–	–	–

Total	$0.00500	$0.00500	$–	$–	$–	$0.00500	$–	$–	$–

Class C
6-15-05	$–	$–	$–	$–	$–	$–	$–	$–	$–
9-14-05	–	–	–	–	–	–	–	–	–
12-14-05	0.00800	0.00800	–	–	–	0.00800	–	–	–
3-15-06	–	–	–	–	–	–	–	–	–

Total	$0.00800	$0.00800	$–	$–	$–	$0.00800	$–	$–	$–

Class Y
6-15-05	$0.03600	$0.03600	$–	$–	$–	$0.03600	$–	$–	$–
9-14-05	0.03900	0.03900	–	–	–	0.03900	–	–	–
12-14-05	0.05500	0.05500	–	–	–	0.05500	–	–	–
3-15-06	0.01800	0.01800	–	–	–	0.01800	–	–	–

Total	$0.14800	$0.14800	$–	$–	$–	$0.14800	$–	$–	$–

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals				For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Return of Capital	Qualifying	Non- Qualifying	Long-Term Capital Gain	Return of Capital

Ivy International Growth Fund (merged into Ivy International Fund) Class A
3-21-06	$0.03800	$–	$–	$–	$0.03800	$–	$–	$–	$0.03800

Class B
3-21-06	$–	$–	$–	$–	$–	$–	$–	$–	$–

Class C
3-21-06	$–	$–	$–	$–	$–	$–	$–	$–	$–

Class Y
3-21-06	$0.07800	$–	$–	$–	$0.07800	$–	$–	$–	$0.07800

Dividends are declared and recorded by each of the following Funds on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 2006:

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals		For Corporations
Record Date	Total	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Ivy Bond Fund
April 2005 through March 2006	100.0000%	100.0000%	–%	–%	100.0000%	–%
Ivy Cash Reserves Fund
April 2005 through March 2006	100.0000%	100.0000%	–%	–%	100.0000%	–%
Ivy Mortgage Securities Fund
April 2005 through March 2006	100.0000%	100.0000%	–%	–%	100.0000%	–%

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund and Ivy Pacific Opportunities Fund elected to pass through to their shareholders $671,965, $416,847, $1,977,332, $271,649, $239,022 and $345,479, respectively, of creditable foreign taxes paid on income derived from sources within any foreign country or possession of the United States in the amounts of $8,971,779, $5,713,442, $35,843,835, $2,856,842, $3,975,332 and $2,792,359, respectively.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Trustees of Ivy Funds

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex. The Ivy Family of Funds is comprised of the funds in Ivy Funds (15 portfolios) and Ivy Funds, Inc. (12 portfolios). The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds (22 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (21 portfolios).

Each of the individuals listed below serves as a trustee or director for each of the funds within the Ivy Family of Funds. Eleanor B. Schwartz, Joseph Harroz, Jr. and Henry J. Herrmann also serve as directors of each of the funds in the Advisors Fund Complex. Each Trustee serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

A Trustee is considered by Ivy Funds and its counsel to be an "interested person" of the Funds or of their investment manager by virtue of his or her employment by Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries. The other Trustees (more than a majority of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including Ivy Funds Distributor, Inc. (IFDI), Ivy Investment Management Company (IICO) (formerly, Waddell & Reed Ivy Investment Company), and Waddell & Reed Services Company (WRSCO).

Additional Information about Trustees

The Statement of Additional Information (SAI) for Ivy Funds includes additional information about Fund Trustees. The SAI is available without charge, upon request, by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

INDEPENDENT TRUSTEES

Jarold W. Boettcher (65)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 27

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 2002

Principal Occupations During Past 5 Years: President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)

Other Directorships held by Trustee: Director of Guaranty State Bank & Trust Co.; Trustee, Kansas Public Employees Retirement System; Director of Guaranty, Inc.; Director of Ivy Funds, Inc.

James D. Gressett (55)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 27

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 2002

Principal Occupations During Past 5 Years: Secretary of Streetman Homes Ltd, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004); President of Alien, Inc. (real estate development) (1997 to 2001)

Other Directorships held by Trustee: Director of Collins Financial Services, a debt recovery company; Director of Ivy Funds, Inc.

Joseph Harroz, Jr. (39)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 73

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 1998

Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); Consultant, MTV Associates (2004)

Other Directorships held by Trustee: Director, Valliance Bank NA; Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Glendon E. Johnson, Jr. (54)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 27

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 2002

Principal Occupation During Past 5 Years: Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)

Other Directorships held by Trustee: Director of Ivy Funds, Inc.

Eleanor B. Schwartz (69)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 73

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 1995

Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present) Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003)

Other Directorships held by Trustee: Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Michael G. Smith (61)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 27

Trustee since: 2002

Trustee/Director of Funds in the Fund Complex since: 2002

Principal Occupation During Past 5 Years: Retired

Other Directorships held by Trustee: Director, Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds (18 portfolios overseen); Director of Ivy Funds, Inc.

Edward M. Tighe (63)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Trustee

Number of portfolios overseen by Trustee: 27

Trustee since: 1999

Trustee/Director of Funds in the Fund Complex since: 1999*

Principal Occupation During Past 5 Years: Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003)

Other Directorships held by Trustee: Director of Hansberger Institutional Series Funds (5 portfolios overseen); Director of Ivy Funds, Inc.

* Mr. Tighe has been a Trustee of Ivy Funds since 1999. Ivy Funds became part of the Fund Complex in 2002, when WDR acquired the investment adviser of the Ivy Funds.

INTERESTED TRUSTEE

Henry J. Herrmann (63)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Trust: Trustee and President

Number of portfolios overseen by Trustee: 73

Trustee since: 2002; President since: 2002

Trustee/Director of Funds in the Fund Complex since: 1998

Principal Occupation(s) During Past 5 Years: CEO of WDR (2005 to present); President, and CEO of IICO (2002 to present); President and CEO of Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, (1993 to present); President and Chief Investment Officer (CIO) of WDR (1998 to 2005); CIO of IICO (2003 to 2005); CIO of WRIMCO (1991 to 2005); President of each of the Funds in the Fund Complex (2001 to present)

Other Directorships held by Director: Chairman of the Board (COB) and Director of IICO, WRIMCO and Ivy Services, Inc., an affiliate of IICO; Director of WDR, W&R and Austin, Calvert & Flavin, an affiliate of WRIMCO; Trustee of Ivy Funds and Director of each fund in the Advisors Fund Complex

OFFICERS

Theodore W. Howard (63)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Trust: Principal Accounting Officer, Vice President and Principal Financial Officer since 2002; Treasurer since 2003

Positions held with Funds in the Fund Complex: Principal Accounting Officer and Treasurer since 1976; Vice President since 1987; Principal Financial Officer since 2002

Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of WRSCO (1988 to 2001)

Directorships held: None

Kristen A. Richards (38)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Trust: Vice President, Secretary and Associate General Counsel since 2002

Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000

Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of IICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the Funds in the Fund Complex (2000 to present)

Directorships held: None

Daniel C. Schulte (40)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Trust: Vice President, Assistant Secretary and General Counsel since 2002

Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000

Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of IICO (2002 to present); Vice President and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Secretary of WDR (2000 to 2003)

Directorships held: None

Scott Schneider (38)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Trust: Chief Compliance Officer since 2004

Position held with Funds in the Fund Complex: Chief Compliance Officer since 2004

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

Directorships Held: None

Ivy Funds Annual Privacy Notice

The following privacy notice is issued by Ivy Funds (the Funds), Ivy Investment Management Company ("IICO") and Ivy Funds Distributor, Inc. (IFDI).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to non-affiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.777.6472 and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how Ivy Funds voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available on Form N-PX through the Ivy Funds' website at www.ivyfunds.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On the Ivy Funds' website at www.ivyfunds.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

Shareholder Meeting Results:

On March 17, 2006, a special shareholder meeting (the Meeting) for Ivy International Growth Fund, a series of Ivy Funds, Inc., was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202. The meeting was held for the following purpose (and with the following results):

Proposal: To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of Ivy International Growth Fund to, and the assumption of all of the liabilities of the Ivy International Growth Fund by, the Ivy International Fund in exchange for shares of the Ivy International Fund and the distribution of such shares to the shareholders of the Ivy International Growth Fund in complete liquidation of the Ivy International Growth Fund.

For	Against	Abstain
2,826,937.202	127,300.721	259,612.721

THE IVY FUNDS FAMILY

Global/International Funds

Cundill Global Value Fund
European Opportunities Fund
International Fund
International Balanced Fund
International Value Fund
Pacific Opportunities Fund

Domestic Equity Funds

Capital Appreciation Fund
Core Equity Fund
Dividend Income Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Value Fund

Fixed Income Funds

Bond Fund
High Income Fund
Limited-Term Bond Fund
Mortgage Securities Fund
Municipal Bond Fund

Money Market Funds

Cash Reserves Fund
Money Market Fund

Specialty Funds

Asset Strategy Fund
Balanced Fund
Global Natural Resources Fund
Real Estate Securities Fund
Science and Technology Fund

1.800.777.6472
Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus carefully before investing.

WRR3300 (3-06)

ITEM 2. CODE OF ETHICS

(a)
As of March 31, 2006, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)
There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)
During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that each of Jarold W. Boettcher, Glendon E. Johnson, Jr. and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Johnson and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2005	$301,710
	2006	327,900

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2005	$2,180
	2006	3,320

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2005	$35,850
	2006	42,180

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2005	$1,690
	2006	4,740

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1) Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
$39,720 and $50,240 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $231,442 and $171,850 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds
(Registrant)

Date: June 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date: June 7, 2006

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: June 7, 2006

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: June 7, 2006